UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12.

INTELLI-CHECK, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: none

(2)	Aggregate number of securities to which transaction applies: none

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Calculated based upon the purchase price of $50,722,000, consisting of $43,477,000 of Common Stock, $7,045,000 of options to purchase Common Stock and $200,000 of expenses.

(4)	Proposed maximum aggregate value of transaction: $50,722,000

(5)	Total fee paid: $1993.38

☒ Fee paid previously with preliminary materials:

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

INTELLI-CHECK, INC.
246 CROSSWAYS PARK WEST
WOODBURY, NY 11797

TO THE STOCKHOLDERS OF
INTELLI-CHECK, INC.:

You are cordially invited to attend a special meeting of stockholders of Intelli-Check, Inc. (referred to in this proxy statement as Intelli-Check) to be held on March 14, 2008. At the meeting, you will be asked to consider proposals to approve the merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa, Inc., referred to in this proxy statement as Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check. Mobilisa is in the business of providing mobile and wireless technology solutions for document authentication and over-water communications.

The special meeting will be held at 10:00 a.m., Eastern Standard Time, on March 14, 2008, at 246 Crossways Park West, Woodbury, NY 11797. At this important meeting, you will be asked to consider and vote upon the following:

•
The proposed merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check, and the transactions contemplated by the merger agreement dated November 20, 2007 among Intelli-Check, the wholly-owned subsidiary of Intelli-Check, Mobilisa and certain common shareholders of Mobilisa;

•	Amending Intelli-Check’s Certificate of Incorporation to increase the number of Intelli-Check’s authorized shares of Common Stock (the “Common Stock”) to 40,000,000;

•	Amending Intelli-Check’s 2006 Stock Option and Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized to be issued under the plan by 3,000,000;

•	Amending Intelli-Check’s Certificate of Incorporation to change the name of the corporation to Intelli-Check - Mobilisa, Inc.; and

•	The approval of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

As of November 21, 2007, the date the definitive agreement was announced, the aggregate value of the consideration to be paid was $50,722,000. If the any of the first three proposals are not approved, Intelli-Check will not be able to consummate the merger with Mobilisa.

The Proxy Statement following this letter is dated February 6, 2008 and is first being mailed to Intelli-Check stockholders on or about, February 11, 2008. The holders of record on January 31, 2008 will be entitled to vote at the meeting.

Under the merger agreement, Intelli-Check Merger Sub, Inc. (referred to in this proxy statement as Merger Sub), a wholly-owned subsidiary of Intelli-Check, will merge into Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check. The current shareholders of Mobilisa will receive an aggregate of 12,281,728 shares of Intelli-Check’s Common Stock, or exactly half of the post-transaction company. Mobilisa’s current option and warrant holders will receive an aggregate of 2,469,494 options and warrants to purchase shares of Intelli-Check’s Common Stock, which will be approximately 50% of the outstanding derivative securities of the post-transaction company.

Intelli-Check’s Common Stock is traded on AMEX under the symbol “IDN.” Mobilisa is a private company incorporated in the state of Washington. Intelli-Check expects its securities to continue to be traded on AMEX.

After careful consideration of all relevant factors, Intelli-Check’s Board of Directors has determined that these proposals are fair to and in the best interests of Intelli-Check and its stockholders and has recommended that you vote or give instruction to vote “FOR” adoption of each of them.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition, the other proposals and the meeting.

Your vote is important. Whether or not you plan to attend the special meeting, please authorize the individuals named on your proxy card to vote your shares, by completing and promptly mailing your proxy card in the return envelope enclosed, or if available, by toll-free telephone number or Internet, as described in the instructions included with your proxy card. This will not prevent you from voting in person at the special meeting, if you so desire.

I look forward to seeing you at the meeting.

Sincerely, Jeffrey Levy Interim Chairman and CEO

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page
SUMMARY OF THE MATERIAL TERMS OF THE MERGER	1
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE INTELLI-CHECK SPECIAL MEETING	2
SUMMARY	5
RISK FACTORS	9
MOBILISA SELECTED HISTORICAL FINANCIAL INFORMATION	21
INTELLI-CHECK SELECTED HISTORICAL FINANCIAL INFORMATION	22
SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION	23
COMPARATIVE PER SHARE INFORMATION	24
PRICE RANGE OF SECURITIES AND DIVIDENDS	25
THE INTELLI-CHECK SPECIAL MEETING	26
PROPOSAL TO ACQUIRE MOBILISA	29
PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 40,000,000	37
PROPOSAL TO AMEND THE COMPANY'S 2006 STOCK OPTION AND EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN BY 3,000,000	38
PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO INTELLI-CHECK - MOBILISA, INC.	41
PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES	42
INFORMATION ABOUT MOBILISA	43
INFORMATION ABOUT INTELLI-CHECK	61
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	79
DIRECTORS AND MANAGEMENT	85
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	99
BENEFICIAL OWNERSHIP OF SECURITIES	101
SHARES ELIGIBLE FOR FUTURE SALE	103
INTELLI-CHECK’S SECURITIES	103
STOCKHOLDER PROPOSALS	106
DELIVERY OF DOCUMENTS TO STOCKHOLDERS	106
WHERE YOU CAN FIND MORE INFORMATION	107
FINANCIAL STATEMENTS	F-1
ANNEXES
A - MERGER AGREEMENT DATED NOVEMBER 20, 2007	A-1
B - FORM OF PLAN OF MERGER AND ARTICLES OF MERGER	B-1
C - FORM OF LOCK-UP AGREEMENT	C-1
D - INTELLI-CHECK, INC. 2006 EQUITY INCENTIVE PLAN	D-1
E - FORM OF CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION FOR INTELLI-CHECK, INC.	E-1

i

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

This Proxy relates to the terms of a merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check. The most material terms of the acquisition are as follows:

•
Mobilisa is in the business of identity management and providing mobile and wireless technology solutions. Intelli-Check is in the business of developing and marketing an advanced identity document verification system as part of its identity management and productivity enchancement solutions. See the sections entitled “Information about Mobilisa” and “Information about Intelli-Check.”

•	Intelli-Check, through the merger of its wholly-owned subsidiary into Mobilisa, will acquire Mobilisa and all its assets and liabilities. See the section entitled “Proposal to Acquire Mobilisa.”

•
The former shareholders of Mobilisa will receive a number of shares of Intelli-Check Common Stock such that they will own 50% of Intelli-Check’s Common Stock post-merger. The former Mobilisa optionholders and warrantholders will also receive replacement options to purchase shares of Intelli-Check’s Common Stock with substantially equivalent value to Mobilisa’s outstanding options and warrants. See the section entitled “Proposal to Acquire Mobilisa.”

•
The consummation of the transaction is subject to: (i) Intelli-Check stockholder approval of the transactions contemplated by the Merger Agreement; (ii) Intelli-Check stockholder approval of an amendment to Intelli-Check’s certificate of incorporation increasing the number of authorized shares of Intelli-Check’s Common Stock; (iii) Intelli-Check stockholder approval of an increase in the number of shares of Intelli-Check Common Stock authorized to be issued pursuant to the Plan; and (iv) Mobilisa shareholder approval of the transactions contemplated by the Merger Agreement. See the sections entitled “The Intelli-Check Special Meeting” and “Proposal to Acquire Mobilisa.”

•
The merger agreement contains representations by Intelli-Check, Mobilisa, and Nelson Ludlow and Bonnie Ludlow, Mobilisa’s principal shareholders, and representations to be made by Mobilisa’s other shareholders upon closing. Mobilisa also makes certain covenants relating to the conduct of its business between the time the merger agreement was signed and the consummation of the merger, including that it will not take certain actions without the permission of Intelli-Check and that Intelli-Check will have access to Mobilisa’s records. The parties to the merger agreement also make covenants relating to confidentiality, non-solicitation and non-competition. See the section entitled “Proposal to Acquire Mobilisa.”

•
The Board of Directors of the combined corporation will be composed of eight (8) members, four (4) selected by Intelli-Check’s Board of Directors and four (4) selected by Mobilisa’s Board of Directors. The Chief Financial Officer, Chief Technology Officer and the Chairman of the Board of Directors of the combined corporation will be selected by Intelli-Check’s Board of Directors and the Chief Executive Officer and the Vice Chairman of the Board of Directors of the combined corporation will be selected by Mobilisa’s Board of Directors. See the section entitled “Proposal to Acquire Mobilisa.”

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION
AND THE INTELLI-CHECK SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. Please read this entire proxy statement.

Q.	Why is Intelli-Check proposing the acquisition?
A. Intelli-Check is in the business of developing and marketing an advanced identity document verification system as part of its identity management and productivity enhancement solutions. Mobilisa is in the business of identity management and providing mobile and wireless technology solutions. Intelli-Check believes that the combination with Mobilisa will create an organization with greater overall strength in identity verification and authentication and productivity enhancement as well as the emerging market of high-speed wireless communications.

Q.	What is being voted on?
A. You are being asked to vote on four proposals:

•  The proposed merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check and the transactions contemplated by the merger agreement dated November 20, 2007 among Intelli-Check, the wholly-owned subsidiary of Intelli-Check, Mobilisa and certain common shareholders of Mobilisa;

•  Amending Intelli-Check’s Certificate of Incorporation to increase the number of Intelli-Check’s authorized shares of Common Stock to 40,000,000;

•  Amending Intelli-Check’s 2006 Stock Option and Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized to be issued by 3,000,000;

•  Amending Intelli-Check’s Certificate of Incorporation to change the name of the corporation to Intelli-Check - Mobilisa, Inc.; and

●  The approval of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

Pursuant to the American Stock Exchange Rules, on which Intelli-Check’s shares are listed, Intelli-Check is required to obtain stockholder approval of the acquisition of Mobilisa. If the proposal relating to the merger is not approved, Intelli-Check will not be able to go forward with the acquisition of Mobilisa. In addition, the approval of this proposal is contingent upon stockholder approval of the proposal relating to the amendment to Intelli-Check’s certificate of incorporation to increase Intelli-Check’s authorized shares of Common Stock and the proposal relating to increasing the number of shares issuable under Intelli-Check’s Plan. The proposal approving the merger is contingent on these other proposals being approved since, if these other proposals are not approved, Intelli-Check will not be able to pay Mobilisa’s stockholders, option holders and warrant holders the consideration required by the merger agreement.

Q.	Why is Intelli-Check proposing to increase its authorized shares of Common Stock?
A. Currently, Intelli-Check’s certificate of incorporation allows it to issue up to 20,000,000 shares of Common Stock. Intelli-Check currently has 12,281,728 shares of Common Stock issued and outstanding and 2,382,853 shares of Common Stock issuable upon exercise of convertible securities. If the merger were completed, Mobilisa’s stockholders would be entitled to receive 12,281,728 shares of Intelli-Check Common Stock, and its holders of derivative securities would be entitled to receive derivative securities exercisable for 2,469,494 shares of Intelli-Check’s Common Stock. Therefore, Intelli-Check will need to amend its certificate of incorporation to authorize the issuance of up to an additional 9,415,803 shares of Common Stock to be able to pay the merger consideration. Intelli-Check is requesting that 20,000,000 additional shares of Common Stock be authorized so that Intelli-Check would be able to use such additional authorized shares in the future for general corporate purposes, including financing transactions.

Q.	Why is Intelli-Check proposing to increase the number of shares of Common Stock issuable under its Plan?
A. Currently, the Plan permits the issuance of up to 2,470,491 shares of Common Stock. Intelli-Check has already issued options exercisable for 1,460,509 shares of its Common Stock and 22,884 shares of restricted stock under the plan. If the merger were completed, Mobilisa’s stockholders would be entitled to receive options to purchase 2,408,398 shares of Intelli-Check’s Common Stock. Therefore, Intelli-Check would need to amend the Plan to increase the number of shares of Common Stock issuable under the Plan by 951,583. Intelli-Check is requesting that the number of shares of Common Stock issuable under the Plan be increased by 3,000,000 so that Intelli-Check would be able to use such additional shares as incentives to its employees, directors and independent contractors in future option grants.

Q.	Why is Intelli-Check proposing to amend its certificate of incorporation to change its name to Intelli-Check - Mobilisa, Inc.?	A. Intelli-Check is proposing to change its name to Intelli-Check - Mobilisa, Inc. so that its name reflects the combination of the two companies.

Q.	What vote is required to approve the proposals?
A. Approval of the acquisition requires the affirmative vote of holders of a majority of the shares of Intelli-Check Common Stock present in person or by proxy at the special meeting. Approval of the amendments to Intelli-Check’s Second Amended and Restated Certificate of Incorporation will require the affirmative vote of holders of a majority of the shares of Intelli-Check Common Stock outstanding on the record date. Approval of the amendment to the Plan will require the affirmative vote of holders of a majority of the shares of Intelli-Check’s Common Stock represented in person or by proxy and entitled to vote at the special meeting, provided that there is a quorum. However, if the proposal relating to the merger is approved and either of the two other proposals are not approved, the merger will not be consummated since the other proposals must be approved in order for Intelli-Check to pay the merger consideration to Mobilisa’s security holders.

Q	Who will manage Intelli-Check, Inc. after the merger?
A. Post merger, Nelson Ludlow will become Intelli-Check’s Chief Executive Officer, Peter Mundy will remain Intelli-Check’s Chief Financial Officer, and Russell Embry will remain Intelli-Check’s Chief Technology Officer. In addition, Intelli-Check’s Board of Directors will consist of four persons nominated by Intelli-Check’s pre-transaction Board of Directors and four persons nominated by Mobilisa’s pre-transaction Board of Directors. Jeffrey Levy will become Chairman of Intelli-Check’s Board of Directors.

Q.	How much of Intelli-Check will its current stockholders own post-acquisition?
A. Based on the consideration to be paid to the shareholders of Mobilisa, Intelli-Check’s pre-acquisition holders of Common Stock will own in the aggregate 50% of Intelli-Check’s post-acquisition Common Stock. On a fully diluted basis (assuming all the options and warrants owned by all of Intelli-Check’s securities holders post-transaction exercise such securities), Intelli-Check’s pre-transaction security holders would own in the aggregate approximately 50% of Intelli-Check’s post-acquisition Common Stock.

Q.	Do Intelli-Check stockholders have dissenter or appraisal rights under Delaware law?	A. No.

Q.	When do you expect the acquisition to be completed?	A. If the acquisition is approved at the special meeting, Intelli-Check expects to consummate the acquisition promptly thereafter.

Q.	If I am not going to attend the special meeting in person, should I return my proxy card instead?
A. Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return it in the return envelope as soon as possible, so that your shares may be represented at the special meeting. If you are a street name holder of our securities, you may also vote by telephone or internet, as explained on the proxy card. A properly executed proxy will be counted for the purpose of determining the existence of a quorum.

Q.	How do I change my vote?
A. Send a later-dated, signed proxy card to Intelli-Check’s secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Jeffrey Levy, Intelli-Check, Inc., 246 Crossways Park West, Woodbury NY, 11797.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	Who can help answer my questions?	A. If you have questions, you may write or call Intelli-Check, Inc., 246 Crossways Park West, Woodbury NY, 11797, Attention: Peter J. Mundy or Jeffrey Levy.

Q.	Where will the special meeting be held?	A. The meeting will be held at 246 Crossways Park West, Woodbury NY, 11797.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting and to the consideration to be offered to the Intelli-Check stockholders. These items are described in greater detail elsewhere in this proxy statement. This entire proxy statement and the other documents to which it refers should be carefully read.

The Companies

Mobilisa, Inc. was incorporated in the state of Washington in March 2001. Mobilisa is currently designated as a woman- and veteran-owned, small business. Mobilisa’s headquarters in Port Townsend, Washington are located in a Historically Underutilized Business Zone ("HUBZone"). Mobilisa specializes in custom software development for mobile and wireless devices and Wireless Over Water (“WOW”) technology implementation and is comprised of two business units—ID systems and wireless technologies—designed to address the following issues:

•	Access Control: Mobilisa’s Defense ID® system is designed to increase security at access points manned by law enforcement and military personnel.

•
Marine Environment Communications: Mobilisa’s WOW technology allows for instant communication between multiple points, both on land and at sea, across wide, over-water expanses and optimizes performance by taking into account sea state and Fresnel zones (Fresnel zones result from obstructions in the path of radio waves and impact the signal strength of radio transmissions). Mobilisa is currently developing Floating Area Network (“FAN”) and Littoral Sensor Grid technology as the next evolutionary step in marine communications.

•	Network Design: Mobilisa’s AIRchitect™ tool designs optimum wireless networks based on user parameters and location architecture.

Mobilisa also derives its revenue from selling handheld communication devices with patent-pending software which allows users to send various, forms of identification and compare it to information on databases. A key component of Mobilisa’s business strategy is its commitment to cutting-edge research and development in both ID systems and advanced applications of wireless technologies.

The mailing address of Mobilisa’s principal executive offices is 191 Otto St., Port Townsend, WA, 98368, and its telephone number is (877) 766-2454.

Intelli-Check, Inc. was originally incorporated in the state of New York in 1994. In August 1999, Intelli-Check reincorporated in Delaware. Intelli-Check is in the business of developing and marketing an advanced identity document verification system as part of its identity management and productivity enchancement solutions. Intelli-Check is a Microsoft® Certified Partner. Intelli-Check’s technology addresses problems such as:

•
Commercial Fraud - which may lead to economic losses to merchants from check cashing, debit and, credit card as well as other types of fraud such as identity theft that principally utilize fraudulent identification cards as proof of identity;

•
Unauthorized Access - Intelli-Check’s systems and software are designed to increase security and deter terrorism at airports, shipping ports, rail and bus terminals, military installations, high profile buildings and infrastructure where security is a concern;

•
Underage Access to Age Restricted Products and Services - Intelli-Check’s systems and software are designed to determine the customer’s age as well as the validity of the encoded format on identification documents, to detect and prevent the use of fraudulent identification for the purchase of alcohol, tobacco and other age-restricted products and services and to reduce the risk to the retailer of substantial monetary fines, criminal penalties and the potential for license revocation for the sale of age-restricted products to under-age purchasers; and

•
Inefficiencies Associated With Manual Data Entry - by reading encoded data contained in the bar code and magnetic stripe of an identification card with a quick swipe or scan of the card, where permitted by law, customers are capable of accurately and instantaneously inputting information into forms, applications and the like without the errors associated with manual data entry.

The mailing address of Intelli-Check’s principal executive office is 246 Crossways Park West, Woodbury, NY 11797, and its telephone number is (516) 992-1900.

The Merger

On November 20, 2007, Intelli-Check, Intelli-Check Merger Sub, Inc., a wholly-owned Washington subsidiary of Intelli-Check (referred to as the Merger Sub), Mobilisa and certain common shareholders of Mobilisa entered into a merger agreement. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Mobilisa under the laws of the state of Washington, resulting in Mobilisa becoming the surviving corporation post-merger and a wholly-owned subsidiary of Intelli-Check. The surviving corporation will be called Intelli-Check-Mobilisa, Inc. The headquarters of Intelli-Check will be moved to Mobilisa’s offices in Port Townsend, Washington.

The former shareholders of Mobilisa will receive a number of shares of Intelli-Check Common Stock such that they will own 50% of Intelli-Check’s Common Stock and approximately 50% of the total outstanding derivative securities post-merger. On November 21, 2007, the date the definitve agreement was announced, the aggregate value of the merger consideration was equal to $50,722,000.

The Board of Directors of the combined corporation will be composed of eight (8) members, four (4) selected by Intelli-Check’s Board of Directors and four (4) selected by Mobilisa’s Board of Directors. The Chief Financial Officer, Chief Technology Officer and the Chairman of the Board of Directors of the combined corporation will be selected by Intelli-Check’s Board of Directors and the Chief Executive Officer and the Vice Chairman of the Board of Directors of the combined corporation will be selected by Mobilisa’s Board of Directors. Upon consummation of the merger and for a period of at least two years following the consummation of the merger, Nelson Ludlow will be the Chief Executive Officer of the combined corporation. Upon consummation of the merger, Peter Mundy will be the Chief Financial Officer and Russell Embry will be the Chief Technology Officer of the combined corporation.

Procedure. Pursuant to the American Stock Exchange Rules, on which Intelli-Check’s shares are listed, Intelli-Check is required to obtain stockholder approval of the acquisition of Mobilisa. Promptly after obtaining approval from its stockholders to proceed with the acquisition of Mobilisa, Intelli-Check, Intelli-Check Merger Sub, Inc., Intelli-Check’s wholly owned subsidiary and Mobilisa will consummate the merger.

If the Acquisition Is Not Approved. If the proposal relating to the merger is not approved, Intelli-Check will not be able to go forward with the acquisition of Mobilisa. In addition, the approval of this proposal is contingent upon stockholder approval of the proposal relating to the amendment to Intelli-Check’s certificate of incorporation to increase Intelli-Check’s authorized shares of Common Stock and the proposal relating to increasing the number of shares issuable under Intelli-Check’s Plan. The proposal approving the merger is contingent on these other proposals being approved since if these other proposals are not approved, Intelli-Check will not be able to pay Mobilisa’s stockholders, option holders and warrant holders the consideration required by the merger agreement.

Conditions. Approval of the acquisition requires the affirmative vote of holders of a majority of the shares of Intelli-Check Common Stock present in person or by proxy at the meeting. Approval of the amendments to Intelli-Check’s Second Amended and Restated Certificate of Incorporation will require the affirmative vote of holders of a majority of the shares of Intelli-Check Common Stock outstanding on the record date. Approval of the amendment to the Plan will require the affirmative vote of holders of a majority of the shares of Intelli-Check’s Common Stock represented in person or by proxy and entitled to vote at the special meeting, provided that there is a quorum.

Amendments to the Certificate of Incorporation. The Intelli-Check Board of Directors has also determined that it is in Intelli-Check’s best interests to amend its Amended and Restated Certificate of Incorporation to (i) increase the number of shares of Common Stock that Intelli-Check is authorized to issue from 20,000,000 to 40,000,000; and (ii) change its name to Intelli-Check - Mobilisa, Inc.

The 2006 Stock Option and Equity Incentive Plan.

The purposes of the 2006 Stock Option and Equity Plan (the “Plan”) are to attract and retain key employees, directors, consultants and advisors who are expected to contribute to future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of Intelli-Check. There are currently options to purchase 156,000 shares of Intelli-Check's Common Stock outstanding under the Plan and 22,884 shares of restricted stock have been granted under the Plan. Any proceeds derived from the sale of Common Stock subject to options will be used for general corporate purposes. The administrators of the Plan are permitted to issue restricted shares of Common Stock and options to purchase shares of Common Stock to participants.

Under the Plan, as it would be amended by the proposal set forth in this Proxy Statement, up to 3,850,000 shares of Intelli-Check's Common Stock are authorized for issuance to directors, employees and independent contractors of, Intelli-Check and any subsidiary corporations pursuant to options or restricted stock awards. Options granted under the Plan may be either incentive stock options (incentive options) within the meaning of Section 422 of the Code and/or options that do not qualify as incentive options (nonqualified options); provided, however, that only employees of Intelli-Check or a subsidiary corporation are eligible to receive incentive options. The Plan, which expires in March 2016, is administered by the Compensation Committee of the Board of Directors (the "Committee").

The Plan may be amended or terminated by the Board at any time, provided that no amendment requiring stockholder approval by law or by the rules of the American Stock Exchange or any other market in which shares are traded may be made without stockholder approval. The Plan specifically provides for repricings or reissuances of options without stockholder approval. Also, no amendment or termination may materially adversely affect any outstanding award without the written consent of the participant.

The Merger Agreement and Related Documents. The Merger Agreement, the form of the proposed amendment to Intelli-Check’s certificate of incorporation and related documents are annexed to this proxy statement. The investors are encouraged to read them, as they are the key legal documents underlying the acquisition. They are also described in detail elsewhere in this document.

Management. The Board of Directors of the combined corporation will be composed of eight (8) members, four (4) selected by Intelli-Check’s Board of Directors and four (4) selected by Mobilisa’s Board of Directors. The Chief Financial Officer, Chief Technology Officer and the Chairman of the Board of Directors of the combined corporation will be selected by Intelli-Check’s Board of Directors and the Chief Executive Officer and the Vice Chairman of the Board of Directors of the combined corporation will be selected by Mobilisa’s Board of Directors.

Intelli-Check Special Meeting

Date, Time and Place. The special meeting of Intelli-Check’s stockholders will be held at 10:00 a.m., Eastern Standard Time, on March 14, 2008, at 246 Crossways Park West, Woodbury, NY 11797.

Voting Power; Record Date. An Intelli-Check investor will be entitled to vote or direct votes to be cast at the special meeting, if the investor owned Intelli-Check Common Stock at the close of business on January 31, 2008, the record date for the special meeting. The investor will have one vote for each share of Intelli-Check Common Stock owned at that time.

Votes Required. Pursuant to the American Stock Exchange Rules, on which Intelli-Check’s shares are listed, Intelli-Check is required to obtain stockholder approval of the acquisition of Mobilisa. If the proposal relating to the merger is not approved, Intelli-Check will not be able to go forward with the acquisition of Mobilisa. In addition, the approval of this proposal is contingent upon stockholder approval of the proposal relating to the amendment to Intelli-Check’s certificate of incorporation to increase Intelli-Check’s authorized shares of Common Stock and the proposal relating to increasing the number of shares issuable under Intelli-Check’s Plan. The proposal approving the merger is contingent on these other proposals being approved since if these other proposals are not approved, Intelli-Check will not be able to pay Mobilisa’s shareholders, option holders and warrant holders the consideration required by the merger agreement.

Under Delaware law, no other business may be transacted at the special meeting.

At the close of business on January 31, 2008, the record date, there were 12,281,728 shares of Intelli-Check Common Stock outstanding. Each Intelli-Check Common Stock entitles its holder to cast one vote per proposal.

Appraisal Rights. Under the Delaware General Corporation Law, appraisal rights are not available to Intelli-Check stockholders in connection with the acquisition.

Proxies; Board Solicitation. Proxies are being solicited by the Intelli-Check Board of Directors on each proposal being presented to stockholders at the special meeting. Proxies may be solicited in person or by mail, telephone or other electronic means. If a stockholder grants a proxy, the stockholder may still vote their shares in person, if the proxy is revoked before the special meeting.

Significant Stockholdings. The holdings of Intelli-Check’s directors and significant stockholders are detailed in “Beneficial Ownership of Securities.”

Intelli-Check’s Recommendation; Interests of Intelli-Check’s Management

After careful consideration, Intelli-Check’s Board of Directors has determined that the acquisition and the other proposals presented at this meeting are fair to, and in the best interests of, Intelli-Check and its stockholders. The Board of Directors has approved and declared advisable the proposals, and recommends that the stockholders vote or direct that the stockholder's vote to be cast “FOR” the adoption of each.

When a stockholder considers the recommendation of the Board of Directors, the stockholder should keep in mind that the members of the Board of Directors have interests in the acquisition that are different from, or in addition to, the stockholder's. These interests include the fact that after the completion of the acquisition, Messrs. Levy, Maxwell, Money and Smith will continue to serve as members of the Board of Directors of Intelli-Check and Messrs. Embry and Mundy will continue to serve as officers. As such, in the future they may receive cash compensation, board fees, stock options or stock awards if the Intelli-Check Board of Directors so determines. Intelli-Check currently has made no determinations regarding the compensation it will pay its directors or officers after completion of the acquisition.

Certain U.S. Federal Income Tax Consequences

U.S. federal income tax consequences of this acquisition are described in summary form on page 35 of this proxy statement.

Quotation/Listing

Intelli-Check’s Common Stock is traded on AMEX under the symbol “IDN.”

Accounting Treatment

Intelli-Check will account for the acquisition of Mobilisa as a purchase. The purchase price will be allocated to the various tangible and intangible assets and assumed liabilities based upon an appraisal.

Regulatory Matters

The acquisition is subject to filings necessary to effectuate the merger in the state of Washington. Specifically, if the proposals are approved by the shareholders, the articles of merger and a plan of merger will be prepared and filed with the Secretary of State of the state of Washington.

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before deciding whether to vote or direct their vote to be cast to approve the acquisition.

Risks related to Mobilisa’s Business

Currently, Mobilisa derives approximately 22.5% of its revenue from government R&D (Research and Development) contracts, which are often non-standard, involve competitive bidding, may be subject to cancellation and may produce volatility in earnings and revenue.

In the year ended December 31, 2006 and the nine months ended September 30, 2007, Mobilisa derived 48.3% and 31.5% of its revenue respectively from government R&D contracts. These government contracts often include provisions that substantially differ from those found in typical private commercial transactions. For instance, government contracts may:

•	include provisions that allow the agency, in certain circumstances, to terminate the contract without penalty;

•	be subject to purchasing decisions by agencies that are subject to political influence;

•	include bonding requirements;

•	contain comprehensive procurement provisions that require Mobilisa to expend substantial resources in pursuing the contract;

•	specify performance criteria that Mobilisa must satisfy before the customer accepts the products and services; and

•	be subject to cancellation or reduction if funding is reduced or becomes unavailable.

Securing government contracts typically involves a lengthy competitive bidding process. Often, unsuccessful bidders have the ability to challenge contract awards. Such challenges may increase costs, result in delays and risk the loss of the contract by the winning bidder. Protests or other delays related to material government contracts that may be awarded to Mobilisa could result in revenue volatility. State and local government agency contracts may depend on the availability of matching funds from federal, state or local entities. State and local government agencies are subject to political, budgetary, purchasing and delivery constraints that may result in irregular revenue and operating results. Revenue volatility makes management of Mobilisa’s business difficult. Outright loss of any material government contract through the protest process or otherwise, could significantly reduce Mobilisa’s revenues.

Mobilisa has been granted contracts based on its status as a small business in a HUBZone and, in the future, Mobilisa may not continue to meet the qualifications for such status.

At times, Mobilisa has been granted government contracts in part due to its status as a small business in a HUBZone. There is a possibility that, due to future growth or the proposed transaction, Mobilisa will no longer meet the Small Business Administration’s definition of a “small business”, that Port Townsend, WA will no longer be designated a HUBZone, or that Mobilisa will relocate all or a portion of its operations outside of a HUBZone. If any of these things were to happen, Mobilisa may be at a disadvantage when competing for future government contracts, which may in turn reduce Mobilisa’s revenue.

Mobilisa’s business strategy exposes it to long sales and implementation cycles for its products.

Historically, Mobilisa’s primary target customers have been government agencies and branches of the United States military, both of which require long sales and implementation cycles for products, which may result in a long period of time prior to revenue realization. The loss or significant reduction in government spending could limit Mobilisa’s ability to obtain government contracts. These limitations, if significant, could significantly reduce Mobilisa’s revenues. Mobilisa will need to develop additional strategic relationships with large government contractors in order to successfully compete for government contracts. Should Mobilisa lose or fail to develop these strategic relationships, it may not be able to implement its business strategy.

Mobilisa cannot be certain that its backlog estimates will result in actual revenues in any particular fiscal period because its clients may modify or terminate projects or may decide not to exercise contract options.

Mobilisa’s backlog represents sales value of firm orders for products and services not yet delivered and, for long-term, executed contractual arrangements (contracts, subcontract and customer commitments), the estimated future sales value of product shipments, transactions processed and services to be provided over the term of the contractual arrangements, including anticipated renewal options. For contracts with indefinite quantities, Mobilisa’s backlog is estimated based on current activity levels. Its backlog includes estimates of revenues, the receipt of which require future government appropriations, depend on option exercise by clients or are subject to contract modification or termination. At December 31, 2007, Mobilisa’s backlog approximated $11.4 million, $3.0 million of which is estimated to be realized in the next twelve months. These estimates are based on Mobilisa’s experience under such contracts and similar contracts, and it believes that such estimates are reasonable. If Mobilisa does not realize a substantial amount of its backlog, its operations could be harmed and future revenues could be significantly reduced.

The market for Mobilisa’s products is evolving and its growth is uncertain.

Demand and market acceptance for recently introduced and existing products and sales from such products are subject to a high level of uncertainty and risk. Mobilisa’s business may suffer if the market for those products develops more slowly than anticipated or if products do not obtain market acceptance.

Failure to manage Mobilisa’s operations if they expand could impair future growth.

If Mobilisa is able to expand its operations, particularly through multiple sales to government agencies, the expansion will place significant strain on its existing management, financial controls, operating systems, personnel and other resources. Mobilisa’s ability to manage future growth, should it occur, will depend to a large extent upon several factors, including its ability to do the following:

•	build and train its sales force;

•	establish and maintain relationships with distributors;

•	develop customer support systems;

•	develop expanded internal management and financial controls adequate to keep pace with growth in personnel and sales, if they occur; and

•	manage the use of third-party manufacturers and suppliers.

If Mobilisa is able to grow its business, but does not manage growth successfully, it may experience increased operating expenses, loss of customers, distributors or suppliers and declining or slowed growth of revenues.

Long lead times for the components used in certain products creates uncertainty in Mobilisa’s supply chain and may result in Mobilisa taking a write-down for obsolete inventory or prevent it from making required deliveries to its customers on time.

Mobilisa relies exclusively on commercial off-the-shelf technology in manufacturing its products. The lead-time for ordering certain components used in its products and for the production of products can be lengthy. As a result, Mobilisa must, from time to time, order products based on forecasted demand. If demand for products lags significantly behind forecasts, Mobilisa may purchase more product than it can sell, which may result in write-downs of obsolete or excess inventory. Conversely, if demand exceeds forecasts, Mobilisa may not have enough product to meet its obligations to its customers.

Mobilisa relies on commercial off-the-shelf technology to provide hardware products.

Although Mobilisa believes that it can find alternative sources for hardware, any disruption in Mobilisa’s ability to obtain required hardware could result in delaying deliveries or in the loss of sales. Loss of suppliers may result in delays or additional expenses, and Mobilisa may not be able to meet its obligations to its customers.

Mobilisa obtains certain hardware and services, as well as some software applications, from a limited group of suppliers, and its reliance on these suppliers involves significant risks, including reduced control over quality and delivery schedules.

Any financial instability of Mobilisa's suppliers could result in having to find new suppliers. Mobilisa may experience significant delays in manufacturing and deliveries of products and services to customers if it loses its sources or if supplies and services delivered from these sources are delayed. As a result, Mobilisa may be required to incur additional development, manufacturing and other costs to establish alternative supply sources. It may take several months to locate alternative suppliers, if required. Mobilisa cannot predict whether it will be able to obtain replacement hardware within the required time frames at affordable costs, or at all. Any delays resulting from suppliers failing to deliver hardware or delays in obtaining alternative hardware, in sufficient quantities and of sufficient quality, or any significant increase in the cost of hardware from existing or alternative suppliers could result in delays on the shipment of product which, in turn, could result in the loss of customers it may not be able to successfully complete.

Mobilisa’s Defense ID® system relies on access to databases run by various government agencies. If these governmental agencies were to stop sharing data with Mobilisa, the utility of the Defense ID® system would be diminished and business would be damaged.

Currently, Mobilisa’s Defense ID® system accesses over 140 separate databases run by various government and law enforcement agencies. Mobilisa cannot be assured that each of these agencies will continue to cooperate with it. In the event that one or more of these agencies does not continue to provide access to these databases, the utility of the Defense ID® system may be diminished.

Mobilisa’s Defense ID® system manages private personal information and information related to sensitive government functions, and a breach of the security systems protecting such information may result in a loss of suppliers or customers or result in litigation.

The protective security measures designed to protect sensitive information and contained in Mobilisa’s products may not prevent all security breaches. Failure to prevent security breaches may disrupt Mobilisa’s business, damage its reputation and expose it to litigation and liability. A party who is able to circumvent protective security measures used in these systems could misappropriate sensitive information or cause interruptions or otherwise damage Mobilisa’s products, services and reputation and the property and privacy of customers. If unintended parties obtain sensitive data and information, or create bugs or viruses or otherwise sabotage the functionality of Mobilisa’s products, Mobilisa may receive negative publicity, incur liability to its customers or lose the confidence of its customers, any of which may cause the termination or modification of contracts. Further, Mobilisa’s existing insurance coverage may be insufficient to cover losses and liabilities that may result from such events.

In addition, Mobilisa may be required to expend significant capital and other resources to protect against the threat of security breaches or to alleviate problems caused by the occurrence of any such breaches. However, protective or remedial measures may not be available at a reasonable price or at all, or may not be entirely effective if commenced.

Future government regulation restricting the capture of information electronically stored on identification cards could adversely affect Mobilisa’s business.

The Defense ID® system is designed to read, verify and capture information from identification cards. Currently, some jurisdictions have restrictions on what can be done with this information without consent. Because issues of personal privacy continue to be a major topic of public policy debate, it is possible that, in the future, these or other jurisdictions may introduce similar or additional restrictions on capturing this information. Therefore, the implementation of unfavorable regulations or unfavorable interpretations of existing regulations by courts or regulatory bodies could require Mobilisa to incur significant compliance costs, cause the development of the affected markets to become impractical and reduce revenues and potential revenues.

Mobilisa is subject to risks associated with product failure and technological flaws.

Products as complex as those offered by Mobilisa may contain undetected errors or result in failures when first introduced or when new versions are released. Despite vigorous product testing efforts and testing by current and potential customers, it is possible that errors will be found in a new product or enhancement after commercial shipments have commenced. The occurrence of product defects or errors could result in negative publicity, delays in product introduction, the diversion of resources to remedy defects and loss of or delay in market acceptance or claims by customers against Mobilisa and could cause Mobilisa to incur additional costs, any one of which could adversely affect business. Because of the risk of undetected error, Mobilisa may be compelled to accept liability provisions that vary from its preferred contracting model in certain critical transactions. There is a risk that in certain contracts and circumstances Mobilisa may not be successful in adequately minimizing product and related liabilities or that the protections negotiated will not ultimately be deemed enforceable.

Mobilisa carries product liability insurance, but existing coverage may not be adequate to cover potential claims. The failure of Mobilisa products to perform as promised could result in increased costs, lower margins, liquidated damage payment obligations and harm to Mobilisa’s reputation.

Mobilisa may not be able to keep up with rapid technological change.

The markets for all of Mobilisa’s products are characterized by rapid technological advancements. Significant technological change could render existing technology obsolete. If Mobilisa is unable to successfully respond to these developments, or does not respond in a cost-effective manner, its business, financial condition and results of operations will be materially adversely affected.

Failure to protect its proprietary technology may impair Mobilisa’s competitive position.

Mobilisa continues to allocate significant resources to developing new and innovative technologies that are utilized in its products and systems. Because its continued success depends on, to a significant degree, Mobilisa’s ability to offer products providing superior functionality and performance over those offered by its competitors, Mobilisa considers the protection of its technology from unauthorized use to be fundamental to its success. This is done by processes aimed at identifying and seeking appropriate protection for newly-developed intellectual property, including patents, trade secrets, copyrights and trademarks, as well as policies aimed at identifying unauthorized use of such property in the marketplace. These processes include:

•	contractual arrangements providing for non−disclosure of proprietary information;

•	maintaining and enforcing issued patents and filing patent applications on innovative solutions to commercially important problems;

•	protecting trade secrets;

•	protecting copyrights and trademarks by registration and other appropriate means,

•	establishing internal processes for identifying and appropriately protecting new and innovative technologies; and

•	establishing practices for identifying unauthorized use of intellectual property.

Mobilisa may have to litigate to enforce patents or trademarks or to determine the scope and validity of other parties’ proprietary rights. Litigation could be very costly and divert management’s attention. An adverse outcome in any litigation may have a severe negative effect on Mobilisa’s financial results. To determine the priority of inventions, Mobilisa may have to participate in interference proceedings declared by the U.S. Patent and Trademark Office or oppositions in foreign patent and trademark offices, which could result in substantial cost and limitations on the scope or validity of Mobilisa’s patents or trademarks.

In addition, foreign laws treat the protection of proprietary rights differently from laws in the United States and may not protect proprietary rights to the same extent as U.S. laws. The failure of foreign laws or judicial systems to adequately protect Mobilisa’s proprietary rights or intellectual property, including intellectual property developed on Mobilisa’s behalf by foreign contractors or subcontractors, may have a material adverse effect on Mobilisa’s business, operations and financial results.

Legal claims regarding infringement of third-party intellectual property rights by Mobilisa or its suppliers could result in substantial costs, diversion of managerial resources and harm to Mobilisa’s reputation.

To Mobilisa’s knowledge, its current products do not infringe on the intellectual property rights of any third parties and there are no claims regarding infringement of third-party intellectual property rights against either it or its supplier. If any third party were to bring such an infringement claim against either Mobilisa or its suppliers, it may result in substantial costs to Mobilisa, diversion of Mobilisa’s resources and harm to Mobilisa’s business.

If Mobilisa’s future products incorporate technologies that infringe the proprietary rights of third parties and it does not secure licenses from them, Mobilisa could be liable for substantial damages.

To Mobilisa’s knowledge, its current products do not infringe the intellectual property rights of any third parties, and it is not aware of any third-party intellectual property rights that may hamper Mobilisa’s ability to provide future products and services. However, Mobilisa recognizes that the development of services or products may require it to acquire intellectual property licenses from third parties so as to avoid infringement of those parties’ intellectual property rights. These licenses may not be available at all or may only be available on terms that are not commercially reasonable. If third parties make infringement claims against Mobilisa, whether or not they are upheld, such claims could:

•	consume substantial time and financial resources;

•	divert the attention of management from growing Mobilisa’s business and managing operations; and

•	disrupt product sales and shipments.

If any third party prevails in an action against Mobilisa for infringement of its proprietary rights, it could be required to pay damages and either enter into costly licensing arrangements or redesign its products so as to exclude any infringing use. As a result, Mobilisa would incur substantial costs; suffer delays in product development, sales and shipments; revenues may decline substantially; and Mobilisa may not be able to achieve the minimum, necessary growth for continued success.

Failure to attract and retain management and other personnel may damage operations and financial results and cause revenue to decline.

Mobilisa depends, to a significant degree, on the skills, experience and efforts of executive officers and other key management and of technical, finance, sales and other personnel. A failure to attract, integrate, motivate and retain existing or additional personnel could disrupt or otherwise harm Mobilisa’s operations and financial results. Mobilisa does not carry key employee life insurance policies covering any employees. The loss of services of certain of key employees, an inability to attract or retain qualified personnel in the future, or delays in hiring additional personnel could delay the development of Mobilisa’s business and could cause revenues to decline.

Mobilisa is currently developing several new systems, including Floating Area Networks (“FANs”) and Littoral Sensor Grids, that rely on government funding for continued research and development, and the failure to meet project milestones and development targets could impact that funding.

Mobilisa anticipates that projects currently in research and development, including FANs and Littoral Sensor Grids, will play a critical role in its future growth. Because these projects are in development and being funded by various government agencies, Mobilisa has certain ongoing milestones and development targets that it must meet. If these milestones or development targets are not met, Mobilisa could lose its research and development funding for these projects. In addition, even if milestones and development targets are met, there is no guarantee that the funding agencies will continue to grant the same level of, or any, research and development funds. Failure to attract research and development funding adequate to fully fund these projects could result in the termination of those projects, which could have a significant impact on Mobilisa’s revenue.

Mobilisa cannot guarantee that projects currently in research and development stage, including FANs and Littoral Sensor Grids, will result in operational systems or prototypes or that such systems or prototypes, if produced, will be commercially marketable.

Projects in the research and development stage have not yet been proven operational. While Mobilisa anticipates that it will be able to produce operational systems or prototypes based on its research and development, there is no guarantee that it will be able to do so. Furthermore, even if Mobilisa’s is able to produce operational systems or prototypes, there is no guarantee that those systems or prototypes will prove commercially marketable.

Risks Relating to the Acquisition

As a result of the acquisition, Intelli-Check stockholders will incur substantial dilution.

As of the date of this Proxy Statement, Intelli-Check had approximately 12,281,728 shares outstanding. If the acquisition is consummated, this amount would approximately double. As a result, Intelli-Check’s stockholders’ proportionate holding in the combined corporation would be diluted by approximately fifty percent.

Because Intelli-Check does not intend to pay dividends on its Common Stock, stockholders will benefit from an investment in Intelli-Check’s Common Stock only if it appreciates in value.

Intelli-Check has never declared or paid any cash dividends on its shares of Common Stock. Post acquisition, Intelli-Check currently intends to retain all future earnings, if any, for use in the operations and expansion of the business. As a result, Intelli-Check does not anticipate paying cash dividends in the foreseeable future. Any future determination as to the declaration and payment of cash dividends will be at the discretion of Intelli-Check’s Board of Directors and will depend on factors Intelli-Check’s Board of Directors deems relevant, including among others, Intelli-Check’s results of operations, financial condition and cash requirements, business prospects, and the terms of Intelli-Check’s credit facilities and other financing arrangements. Accordingly, realization of a gain on stockholders’ investments will depend on the appreciation of the price of Intelli-Check’s Common Stock. There is no guarantee that Intelli-Check’s Common Stock will appreciate in value.

Intelli-Check has had a limited ability to evaluate the target business’ management.

Although Intelli-Check closely examined the management of Mobilisa, Intelli-Check cannot provide assurance that its assessment of Mobilisa’s management will prove to be correct, or that future management will have the necessary skills, qualifications or abilities to manage its business successfully. Many of the current members in the management of Mobilisa will be involved with the management of the combined company and will have the ability to affect its day to day operations.

Post acquisition, Intelli-Check's management team will control a substantial interest in Intelli-Check and thus may influence certain actions requiring a stockholder vote.

Post-acquisition, Intelli-Check's management team (including all of Intelli-Check's directors) will own approximately 52.4% of Intelli-Check's issued and outstanding common stock, approximately 49.7% of which would be owned by Nelson Ludlow and Bonnie Ludlow, Mobilisa’s two primary shareholders. By owning this many shares, Intelli-Check's management team will be able to control decisions to be made by Intelli-Check's stockholders.

If Intelli-Check is not successful in integrating the two organizations, Intelli-Check will not be able to operate efficiently after the merger.

Achieving the benefits of the merger will depend in part on the successful integration of Intelli-Check’s and Mobilisa’s operations, products and personnel in a timely and efficient manner. The integration process requires coordination of different sales forces, administrative staff and development and engineering teams, and involves the integration of systems, applications, policies, procedures, business processes and channel operations. This, too, will be difficult, unpredictable, and subject to delay because of possible cultural conflicts and different opinions on technical decisions and product roadmaps. If Intelli-Check cannot successfully integrate the operations and personnel of the two companies, Intelli-Check will not realize the expected benefits of the merger.

Integrating the companies may divert management’s attention away from operations.

Successful integration of Intelli-Check’s and Mobilisa’s operations, products and personnel may place a significant burden on the management and the internal resources of both Intelli-Check and Mobilisa. The diversion of management attention and any difficulties encountered in the transition and integration process could harm the business, financial condition and operating results of each of the companies, and the combined company after completion of the merger.

Intelli-Check expects to incur significant costs integrating the companies into a single business, and if such integration is not successful, Intelli-Check may not realize the expected benefits of the merger.

Intelli-Check expects to incur significant costs integrating Intelli-Check’s and Mobilisa’s operations, products and personnel. These costs may include costs for:

•	employee severance;

•	conversion of information systems;

•	combining research and development teams and processes;

•	relocation or disposition of excess equipment.

In addition, Intelli-Check expects to incur significant transaction costs in connection with the merger. Intelli-Check does not know whether it will be successful in these integration efforts or in consummating the merger and cannot assure its investors that it will realize the expected benefits of the merger.

If Intelli-Check fails to retain key employees, the benefits of the merger could be diminished.

The successful combination of Intelli-Check and Mobilisa will depend in part on the retention of key personnel. There can be no assurance that Intelli-Check will be able to retain its or Mobilisa’s key management, technical, sales and customer support personnel. If Intelli-Check fails to retain such key employees, it may not realize the anticipated benefits of the merger.

If Intelli-Check does not integrate Mobilisa’s products, Intelli-Check may lose customers and fail to achieve its financial objectives.

Achieving the benefits of the merger will depend in part on the integration of Intelli-Check’s and Mobilisa’s products in a timely and efficient manner. In order for Intelli-Check to provide enhanced and more valuable products to its customers after the merger, Intelli-Check will need to integrate its product lines and development organizations with those of Mobilisa. This will be difficult, unpredictable, and subject to delay because Intelli-Check’s and Mobilisa’s products are highly complex, have been developed independently and were designed without regard to such integration. If Intelli-Check cannot successfully integrate Mobilisa’s products and continue to provide customers with products and new product features in the future on a timely basis, Intelli-Check may lose customers and its business and results of operations may be harmed.

Sales could decline if customer or supplier relationships are disrupted by the merger.

The customers of Intelli-Check and Mobilisa may not continue their current buying patterns during the pendency of, and following, the merger. Any significant delay or reduction in orders for Intelli-Check’s or Mobilisa’s products could harm the combined company’s business, financial condition and results of operations. Customers may defer purchasing decisions as they evaluate the likelihood of successful integration of Intelli-Check’s and Mobilisa’s products and the combined company’s future product strategy, or consider purchasing products of competitors. Customers may also seek to modify or terminate existing agreements, or prospective customers may delay entering into new agreements or purchasing products. In addition, by increasing the breadth of Intelli-Check’s and Mobilisa’s business, the merger may make it more difficult for the combined company to enter into or maintain relationships, including customer relationships, with suppliers or strategic partners, some of whom may view the combined company as a more direct competitor than either Intelli-Check or Mobilisa as an independent company.

The trading price of the combined company’s stock may be affected by factors different from those currently affecting the prices of Intelli-Check and Mobilisa Common Stock.

Upon completion of the merger, holders of Mobilisa’s Common Stock will become holders of the Common Stock of Intelli-Check. The results of operations of the combined company, as well as the trading price of Intelli-Check’s Common Stock after the merger, may be affected by factors different from those currently affecting the results of operations and the trading price of the Common Stock of Intelli-Check.

Risks to Intelli-Check’s Business

Intelli-Check has not pursued certain business opportunities after signing the merger agreement with Mobilisa, at the request of Mobilisa, because such opportunities would compete with Mobilisa’s business

Intelli-Check has traditionally sold its software through a network of distributors and resellers that compete in the same market segments as Mobilisa. At Mobilisa’s request, Intelli-Check has turned down certain business opportunities to sell its products and software integration tools to certain resellers that would compete directly against Mobilisa currently or in the future.

Intelli-Check has incurred losses since inception and losses may continue, which could result in a decline in the value of its securities and a loss of stockholder investment.

Intelli-Check sustained net losses of $3,238,959, $2,879,970 and $2,288,443 for the fiscal years ended December 31, 2005, December 31, 2006 and nine months ended September 30, 2007, respectively, and its accumulated deficit was $44,276,295 as of September 30, 2007. Since it is expected that additional expenditures will be incurred in line with the sales growth of the business, there is no assurance that Intelli-Check will achieve operating profits in the near future.

Intelli-Check may be unable to meet future capital requirements.

Intelli-Check’s capital requirements have been and will continue to be significant. In the event that Intelli-Check does not generate meaningful revenue, there may be a need to raise additional capital. If Intelli-Check is unable to raise additional capital, it may have to implement cost saving measures to sustain business activities on a reduced level. Acquisition and development opportunities and other contingencies may arise, which could require additional capital. If additional capital is raised through the sale of equity, including preferred stock, or convertible debt securities, the percentage ownership by then existing stockholders will be diluted.

Intelli-Check currently does not have a credit facility or any commitments for additional financing. Intelli-Check cannot be certain that additional financing, should it be needed, will be available when and to the extent required. If adequate funds are not available on acceptable terms, Intelli-Check may be unable to fund expansion, develop or enhance its products, or respond to competitive pressures. Such limitation could have a material adverse effect on business, financial condition and results of operations.

Intelli-Check may not be able to keep up with rapid technological change.

Intelli-Check’s market is characterized by frequent new product announcements and rapid advancements in hardware technology. Significant technological change could render existing technology obsolete. If unable to successfully respond to these developments, or if Intelli-Check does not respond in a cost-effective way, its business, financial condition and results of operations will be materially adversely affected.

Intelli-Check’s proprietary software relies on reference data provided by government and quasi-government agencies. If these governmental and quasi-government agencies were to stop sharing data with Intelli-Check, the utility of its proprietary software would be diminished in those jurisdictions and its business would be damaged.

Currently, the fifty states, ten Canadian provinces and the District of Columbia, which in most instances conform to the guidelines established by certain organizations responsible for implementing industry standards, cooperate by providing Intelli-Check sample identification cards so that Intelli-Check may modify all of its hardware and software products to read and analyze the encoded information found on such jurisdiction’s identification cards. Intelli-Check cannot provide assurance that each of these jurisdictions will continue to cooperate with Intelli-Check. In the event that one or more of these jurisdictions do not continue to provide this reference data, the utility of Intelli-Check’s proprietary software may be diminished in those jurisdictions.

Future government regulation restricting the capture of information electronically stored on identification cards could adversely affect Intelli-Check’s business.

Intelli-Check’s proprietary software products are designed to read, verify and capture information from identification cards. Currently, those customers located in Nebraska, New Hampshire, North Carolina and Texas have some restrictions on what can be done with this information. Because issues of personal privacy continue to be a major topic of public policy debate, it is possible that in the future, additional customers in these and other jurisdictions may be restricted from capturing this information. Therefore, the implementation of unfavorable regulations or unfavorable interpretations of existing regulations by courts or regulatory bodies could require Intelli-Check to incur significant compliance costs, cause the development of the affected markets to become impractical and reduce revenues and potential revenues.

Intelli-Check’s business strategy exposes the company to long sales and implementation cycles for its products.

Intelli-Check’s target customers in the commercial fraud protection, access control and age verification markets include large retailers and government agencies, which typically require longer sales and implementation cycles for the company’s products than does a potential customer base solely interested in age verification, such as restaurant, bar and convenience store operators. The longer sales and implementation cycles for larger retail companies continue to have an adverse impact on the timing of realizing revenues. In addition, budgetary constraints and potential economic slowdowns may also continue to delay purchasing decisions by these prospective customers. These initiatives have costs associated with them, and Intelli-Check cannot provide assurance that they ultimately will prove successful or result in, an increase to, revenues or profitability.

In addition, the loss or significant reduction in government spending by government entities could materially limit Intelli-Check’s ability to obtain government contracts. These limitations, if significant, could also have a material adverse effect on the Company’s business, financial condition and results of operations. In addition, Intelli-Check may need to develop additional strategic relationships with large government contractors in order to successfully compete for government contracts. Should Intelli-Check lose or fail to develop these strategic relationships the company may not be able to implement its business strategy.

The market for Intelli-Check’s systems and software is evolving and its growth is uncertain.

Demand and market acceptance for recently introduced and existing systems and software and sales from such systems and software, are subject to a high level of uncertainty and risk. Intelli-Check’s business may suffer if the market develops more slowly than anticipated and does not sustain market acceptance.

Failure to properly manage operations if they expand could impair Intelli-Check’s future growth.

If Intelli-Check is able to expand its operations, particularly through multiple sales to large retailers and government agencies in the document verification market, the expansion will place significant strain on management, financial controls, operating systems, personnel and other resources. The Company’s ability to manage future growth, should it occur, will depend to a large extent upon several factors, including its ability to do the following:

•	build and train a well organized sales force;

•	establish and maintain relationships with distributors and end user customer base;

•	develop customer support systems;

•	develop expanded internal management and financial controls adequate to keep pace with growth in personnel and sales, if they occur; and

•	manage the use of third-party manufacturers and suppliers.

If Intelli-Check is able to grow its business but does not manage growth properly, it may experience increased operating expenses, loss of customers, distributors or suppliers and declining or slowed growth of revenues.

Intelli-Check is subject to risks associated with product failure and technological flaws.

Products as complex as those offered by Intelli-Check may contain undetected errors or result in failures when first introduced or when new versions are released. Despite vigorous product testing efforts and testing by current and potential customers, it is possible that errors will be found in a new product or enhancement after commencement of commercial shipments. The occurrence of product defects or errors could result in adverse publicity, delay in product introduction, diversion of resources to remedy defects, loss of or a delay in market acceptance, claims by customers against Intelli-Check, or could cause additional costs to be incurred, any of which could adversely affect the company’s business.

Failure to protect proprietary technology may impair competitive position.

Intelli-Check continues to allocate significant resources to develop new and innovative technologies which are utilized in Intelli-Check’s products and systems. Intelli-Check considers such allocation to be fundamental to its continued success as such success depends, to a significant degree, upon the ability to provide products and systems that provide superior functionality and performance compared to those of Intelli-Check’s competitors. Accordingly, Intelli-Check must protect its technology and intellectual property from unauthorized use. This is done by processes aimed at identifying and seeking appropriate protection for newly developed intellectual property, i.e., patents, trade secrets, copyrights and trademarks, as well as policies aimed at identifying unauthorized use of such property in the marketplace. These processes include:

•	contractual arrangements providing for non-disclosure of proprietary information;

•	maintaining and enforcing issued patents and filing patent applications on innovative solutions to commercially important problems;

•	protecting trade secrets;

•	protecting copyrights and trademarks by registration and other appropriate means,

•	establishing internal processes for identifying and appropriately protecting new and innovative technologies; and

•	establishing practices for identifying unauthorized use of its intellectual property.

While Intelli-Check actively protects its intellectual property, it does not follow that others will not intentionally or innocently use such intellectual property. Accordingly, at times Intelli-Check may be required to bring legal proceedings to preclude such unauthorized use. The Company is mindful that such measures can be costly and time consuming and undertakes such measures only as a last resort.

These policies and practices with respect to intellectual property rights do not prevent Intelli-Check’s competitors from independently developing products similar or superior to Intelli-Check’s products and technologies. It merely protects Intelli-Check’s property rights created as a result of allocating significant portions of its technical and monetary resources.

If future products incorporate technologies that infringe the proprietary rights of third parties, and Intelli-Check does not secure licenses from them, the company could be liable for substantial damages.

Intelli-Check is not aware that any of its current products infringe the intellectual property rights of any third parties. Intelli-Check is also not aware of any third party intellectual property rights that may hamper its ability to provide future products and services. However, Intelli-Check recognizes that the development of its services or products may require acquisition of intellectual property licenses from third parties so as to avoid infringement of those parties’ intellectual property rights. These licenses may not be available at all or may only be available on terms that are not commercially reasonable. If third parties make infringement claims against Intelli-Check which, whether or not they are upheld, such claims could:

•	consume substantial time and financial resources;

•	divert the attention of management from growing business and managing operations; and

•	disrupt product sales and shipments.

If any third party prevails in an action against Intelli-Check for infringement of its proprietary rights, Intelli-Check could be required to pay damages and either enter into costly licensing arrangements or redesign its products so as to exclude any infringing use. As a result, Intelli-Check would incur substantial costs, delays in product development, sales and shipments, revenues may decline substantially and Intelli-Check may not be able to achieve the minimum, necessary growth for continued success.

Failure to attract and retain management and other personnel may damage Intelli-Check’s operations and financial results and cause its stock price to decline.

Intelli-Check depends to a significant degree on the skills, experience and efforts of its executive officers and other key management, technical, finance, sales and other personnel. Failure to attract, integrate, motivate and retain existing or additional personnel could disrupt or otherwise harm operations and financial results. Intelli-Check does not carry key man life insurance policies covering any employees. The loss of services of certain of its key employees, an inability to attract or retain qualified personnel in the future, or delays in hiring additional personnel could delay the development of Intelli-Check’s business and could cause its stock price to decline.

Intelli-Check’s share price may be volatile and could decline substantially

The market price of Intelli-Check’s Common Stock, like the price of shares of technology companies generally, has been and may continue to be volatile. From January 1, 2002 to December 31, 2007, the closing bid price of the Company’s Common Stock has varied from a high of $19.45 to a low of $2.10 per share, as reported on the American Stock Exchange. Many factors may cause the market price for the Company’s Common Stock to decline, including:

•	shortfalls in revenues, cash flows or continued losses from operations;

•	delays in development or roll-out of products;

•	announcements by one or more competitors of new product acquisitions or technological innovations;

•	additional turnover in management; and

•	unfavorable outcomes from outstanding litigation.

In addition, the stock market experiences extreme fluctuations in price and volume that particularly affect the market price of shares of emerging technology companies. These price and volume fluctuations are often unrelated or disproportionate to the operating performance of the affected companies. Because of this volatility, the Company may fail to meet the expectations of its stockholders or of securities analysts and its stock price could decline as a result. Declines in the Company’s stock price for any reason, as well as broad-based market fluctuations or fluctuations related to financial results or other developments, may adversely affect stockholder ability to sell shares at a price equal to or above the price at which it was purchased. Decreases in the price of Common Stock could also lead to de-listing of Intelli-Check’s Common Stock.

MOBILISA SELECTED HISTORICAL FINANCIAL INFORMATION

The following financial information is provided to assist in the analysis of the financial aspects of the acquisition. The December 31, 2006, 2005 and 2004 historical information concerning Mobilisa was derived from its audited consolidated financial statements and the September 30, 2007 and 2006 and the December 31, 2003 and 2002, information from its unaudited financial statements. Historical information concerning Intelli-Check was derived from its audited financial statements for the year ended December 31, 2006 and from its September 30, 2007 unaudited financial statements. The information is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Mobilisa, Intelli-Check or the combined company resulting from the acquisition.

	Nine Months Ended
	September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004	2003	2002
	(Unaudited)					(Unaudited)
			(In thousands, expect per share amounts)
Statement of Operations Data:
Revenue	$4,063	$2,030	$3,423	$2,265	$1,682	$663	$98
Loss from operations	360	(57)	1137	(229)	200	(86)	(45)
Net income (loss)	347	(118)	63	(203)	104	(86)	(45)
Net income (loss) per common share -
basic and diluted	0.03	(0.01)	0.01	(0.02)	0.01	(0.01)	(0.00)
Common shares used in computing
per share amounts -
basic and diluted	11,251	11,242	11,243	11,241	11,241	11,180	10,853

	As of September 30,	As of December 31,
	2007	2006	2005	2004	2003	2002
	(Unaudited)				(Unaudited)
		(In thousands)
Balance sheet data:
Cash and cash equivalents	$258	$183	$88	$44	$5	$1
Working capital	649	164	(81)	100	(114)	(32)
Total assets	2,493	1,261	443	635	78	16
Total liabilities	2,009	1,064	392	452	165	38
Stockholders equity	484	197	51	183	(87)	(22)

INTELLI-CHECK SELECTED HISTORICAL FINANCIAL INFORMATION

The following presents selected financial data under the captions “Statement of Operations Data” and “Balance Sheet Data” as of the end of each of the five years ended December 31, 2006, which are derived from the financial statements of Intelli-Check, Inc, and as of nine months ended September 30, 2007 and September 30, 2006. The financial statements for the years ended December 31, 2004, 2005 and 2006 were audited by Amper, Politziner & Mattia, P.C., independent registered certified public accountants. The selected financial data should be read in conjunction with the financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, the accompanying notes and the report of independent registered public accounting firms thereon, which are included elsewhere in this Proxy Statement.

	Nine Months Ended
	September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004	2003	2002
	(Unaudited)
			(In thousands, expect per share amounts)

Statement of Operations Data:
Revenue	$2,282	$2,025	$3,162	$2,384	$1,119	$1,236	$1,139
Loss from operations	(2,424)	(2,704)	(3,103)	(3,385)	(7,017)	(5,537)	(5,936)
Net loss	(2,288)	(2,534)	(2,880)	(3,239)	(6,923)	(6,451)	(5,550)
Net loss per common share -
basic and diluted	(0.19)	(0.21)	(0.24)	(0.31)	(0.79)	(0.74)	(0.64)
Common shares used in computing
per share amounts -
basic and diluted	12,257	12,130	12,146	11,201	10,225	9,218	8,686

	As of
	September 30,	As of December 31,
	2007	2006	2005	2004	2003	2002
	(Unaudited)
		(In thousands)

Balance sheet data:
Cash and cash equivalents	$272	$527	$528	$1,750	$3,307	$1,911
Working capital	2,279	3,860	5,289	3,594	8,350	2,634
Total assets	4,015	5,656	6,909	5,615	10,732	5,415
Total liabilities	1,677	1,719	1,519	1,907	1,956	1,542
Stockholders equity	2,338	3,937	5,390	868	6,901	3,873

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following selected unaudited pro forma financial information combines Intelli-Check’s historical balance sheet and that of Mobilisa as of September 30, 2007, giving effect to the transactions described in the merger agreement as if they had occurred on December 31, 2006. Additionally, the financial information combines (i) Intelli-Check’s historical statement of operations for the year ended December 31, 2006 with those of Mobilisa for the year ended December 31, 2006 and (ii) Intelli-Check’s historical statement of operations for the nine months ended September 30, 2007 with those of Mobilisa, in each case giving effect to the acquisition as if it had occurred on December 31, 2006. The following selected unaudited pro forma condensed combined financial information is intended to provide stockholders with a picture of what Intelli-Check’s business might have looked like had the acquisition been completed on or as of the dates specified above. The combined financial information may have been different had the acquisition actually been completed on or as of those dates. Stockholders should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have occurred had the acquisition occurred or the future results that may be achieved after the acquisition. The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes thereto starting on page 79.

	Nine Months
	Ended	Year Ended
	September 30, 2007	December 31, 2006
Selected Unaudited Pro Forma Condensed	(unaudited)	(unaudited)
Combined Statement of Operations Data:	(In thousands, except per share data)
Revenue	6,345	6,584
Loss from operations	(2,909)	(4,399)
Net loss	(2,786)	(4,213)
Net loss per common share - basic and
diluted	(0.11)	(0.17)
Common shares used in computing per
share amounts - basic and diluted	24,532	24,412

As of
September 30, 2007
(unaudited)
Selected Unaudited Pro Forma Condensed	(In thousands)
Combined Balance Sheet Data:
Cash and cash equivalents	530
Working capital	3,009
Total assets	56,464
Total liabilities	3,604
Stockholders equity	52,860

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical per share information and unaudited pro forma combined information as of September 30, 2007 and for the nine months then ended for Intelli-Check and Mobilisa giving effect to the acquisition as if it had occurred on December 31, 2006. Intelli-Check is providing this information to aid stockholders in their analysis of the financial aspects of the acquisition. The unaudited pro forma combined share information should be read in conjunction with the historical financial statements of Intelli-Check and Mobilisa and the related notes thereto included elsewhere in this proxy statement.

The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of Intelli-Check and Mobilisa would have been had the acquisition taken place on the dates noted or to project Intelli-Check’s or Mobilisa’s results of operations that may be achieved after the acquisition.

Intelli-Check Historical Per Share Data:

	Nine Months	Year
	Ended	Ended
	September 30, 2007	December 31, 2006

Historical Per Share Data:
Net loss per share — basic	$(0.19)	$(0.24)
Net loss per share — diluted	(0.19)	(0.24)
Book value per share	0.19	0.33
Cash dividends per share	—	—

Mobilisa Historical Per Share Data:

	Nine Months	Year
	Ended	Ended
	September 30, 2007	December 31, 2006

Historical Per Share Data:
Net income per share — basic	$0.02	$0.01
Net income per share — diluted	0.02	0.01
Book value per share	0.04	0.02
Cash dividends per share	—	—

Combined Pro Forma Per Share Data:

	Nine Months	Year
	Ended	Ended
	September 30, 2007	December 31, 2006

Pro Forma Per Share Data:
Net loss per share — basic	$(0.11)	$(0.16)
Net loss per share — diluted	(0.11)	(0.16)
Book value per share	2.15	2.22
Cash dividends per share	—	—

PRICE RANGE OF SECURITIES AND DIVIDENDS

Intelli-Check

Intelli-Check’s Common Stock is traded on the American Stock Exchange under the symbol “IDN.” The closing price for the Common Stock on August 9, 2007, the last trading day before announcement of the acquisition, was $4.07. The closing price for the Common Stock on February 1, 2008, the most recent trading day practicable before the date of this proxy statement, was $3.15.

The following table indicates high and low sales quotations for the periods indicated based upon information available on the American Stock Exchange’s web site.

	Low	High
2006
First Quarter	$3.77	$7.30
Second Quarter	$4.41	$6.60
Third Quarter	$4.80	$6.23
Fourth Quarter	$5.40	$7.49

2007
First Quarter	$5.75	$7.85
Second Quarter	$4.76	$7.41
Third Quarter	$2.63	$5.70
Fourth Quarter	$2.96	$4.05

Number of Record Holders of Common Stock. As of January 31, 2008, the number of holders of record of Intelli-Check’s Common Stock was 65, which does not include individual participants holding shares in street name accounts.

Dividends. There were no cash dividends or other cash distributions made by Intelli-Check during the fiscal year ended December 31, 2007. Future dividend policy will be determined by Intelli-Check's Board of Directors based upon earnings, financial condition, capital requirements and other then existing conditions. It is anticipated that cash dividends will not be paid to the holders of Intelli-Check’s Common Stock in the foreseeable future.

Mobilisa

Mobilisa securities are not publicly traded.

As of January 31, 2008, there were six holders of record of Mobilisa common stock.

Dividends. There were no cash dividends or other cash distributions made by Mobilisa during the fiscal year ended December 31, 2007. In accordance with the terms of the Merger Agreement dated November 20, 2007, Mobilisa may pay, declare or distribute a dividend up to $1,000,000 to its shareholders prior to the date of the merger.

Dividends Post Acquisition

The payment of dividends by the combined company in the future will be contingent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the acquisition. The payment of any dividends subsequent to that time will be within the discretion of the Board of Directors serving at that time. It is the present intention of the Board to retain all earnings, if any, for use in business operations and, accordingly, it does not anticipate declaring any dividends in the foreseeable future. Loans or credit facilities may also limit the combined company’s ability to pay dividends.

THE INTELLI-CHECK SPECIAL MEETING

Intelli-Check is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed acquisition of Mobilisa. This document provides information stockholders need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place. Intelli-Check will hold the special meeting at 10:00 a.m., Eastern Standard Time, on March 14, 2008, at 246 Crossways Park West, Woodbury, NY 11797 to vote on the proposals.

Purpose. At the special meeting, holders of Intelli-Check Common Stock will be asked to approve proposals relating to:

•
The merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check and the transactions contemplated by the merger agreement dated November 20, 2007 among Intelli-Check, the wholly-owned subsidiary of Intelli-Check, Mobilisa and certain common shareholders of Mobilisa;

•	Amending Intelli-Check’s Certificate of Incorporation to increase the number of Intelli-Check’s authorized shares of Common Stock to 40,000,000;

•	Amending Intelli-Check’s 2006 Stock Option and Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized to be issued under the plan by 3,000,000;

•	Amending Intelli-Check’s Certificate of Incorporation to change the name of the corporation to Intelli-Check - Mobilisa, Inc.; and

•	The approval of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

The first three proposals are essential to the acquisition of Mobilisa, and, therefore, Intelli-Check’s Board of Directors will abandon the acquisition unless all three proposals are approved by stockholders.

Intelli-Check’s Board of Directors determined that each of the foregoing proposals are fair to, and in the best interests of, Intelli-Check and its stockholders, approved and declared each of them advisable, and recommends that Intelli-Check’s stockholders vote “FOR” the acquisition of Mobilisa, the amendment to Intelli-Check’s certificate of incorporation to increase its authorized shares of Common Stock, the amendment to the Plan to increase the number of shares of Common Stock issuable under the Plan, the amendment to Intelli-Check’s Certificate of Incorporation to change its name to Intelli-Check - Mobilisa, Inc. and any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

The special meeting has been called only to consider the foregoing proposals. Under Delaware law no other business may be transacted at the special meeting.

Record Date; Who is Entitled to Vote. The “record date” for the special meeting is January 31, 2008. Record holders of Intelli-Check Common Stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 12,281,728 outstanding shares of Intelli-Check Common Stock. Each share of Common Stock is entitled to one vote per proposal at the special meeting.

Vote Required. Approval of the acquisition requires an affirmative vote of holders of a majority of the shares of Intelli-Check’s Common Stock present at the meeting in person or by proxy. Approval of the amendments to Intelli-Check’s Second Amended and Restated Certificate of Incorporation will require the affirmative vote of holders of a majority of the shares of Intelli-Check Common Stock outstanding on the record date. Approval of the amendment to the Plan will require the affirmative vote of holders of a majority of the shares of Intelli-Check’s Common Stock represented in person or by proxy and entitled to vote at the special meeting, provided that there is a quorum. However, if the proposal relating to the merger is approved and either of the two other proposals are not approved, the merger will not be consummated since the other proposals must be approved in order for Intelli-Check to pay the merger consideration to Mobilisa’s security holders.

Voting Your Shares. Each share of Common Stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

There are three ways to vote your shares at the special meeting:

•
By signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose names are listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Intelli-Check Board “for” approval of each proposal.

•
By telephone or on the Internet. If you are a street name holder of common stock in our shares, you can vote this way by following the telephone or Internet voting instructions included with your proxy card. If you do, you should not return the proxy card.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or another nominee, however, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Questions About Voting. If you have any questions about how to vote or direct a vote in respect of your Intelli-Check Common Stock, you may call Peter J. Mundy of Intelli-Check, at 516-992-1900. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote. If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•	Sending another proxy card with a later date;

•	Notifying 246 Crossways Park West, Woodbury, NY 11797, Attention: Peter J. Mundy, Secretary, in writing before the special meeting that you have revoked your proxy; or

•	Attending the special meeting, revoking your proxy and voting in person.

•	Regardless of the foregoing, if your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, Financial Industry Regulatory Authority (FINRA) rules prohibit your broker from voting your shares on the acquisition, the proposed amendments to the certificate of incorporation or the amendment to the Plan. This is known as a “broker non-vote.”

Solicitation Costs. Intelli-Check is soliciting proxies on behalf of Intelli-Check’s Board of Directors. This solicitation is being made by mail, but also may be made in person or by telephone or other electronic means. Intelli-Check and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means. In addition, Mobilisa shareholders, officers and directors may solicit proxies in person or by mail, telephone or other electronic means on Intelli-Check’s behalf. These persons will not be paid for doing this.

Intelli-Check has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. Intelli-Check will pay all fees and expenses related to the retention of any proxy solicitation firm.

Intelli-Check will ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Intelli-Check will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain Intelli-Check stockholders is set forth below under “Beneficial Ownership of Securities.”

PROPOSAL TO ACQUIRE MOBILISA

General

On November 20, 2007, Intelli-Check, Intelli-Check Merger Sub, Inc., a wholly-owned Washington subsidiary of Intelli-Check (referred to as the Merger Sub), Mobilisa and certain common shareholders of Mobilisa entered into a merger agreement. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Mobilisa under the laws of the state of Washington, resulting in Mobilisa becoming the surviving corporation post-merger and a wholly-owned subsidiary of Intelli-Check. The surviving corporation will be called Intelli-Check-Mobilisa, Inc. The headquarters of Intelli-Check will be moved to Mobilisa’s offices in Port Townsend, Washington.

The former shareholders of Mobilisa will receive a number of shares of Intelli-Check Common Stock such that they will own, in the aggregate, 50% of Intelli-Check’s Common Stock post-merger (a total of 12,281,728 shares of Intelli-Check’s Common Stock), valued at $43,477,000. Under the purchase method of accounting and the guidance of EITF 99-12 “Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination”, the fair value of the equity consideration was determined using an average of Intelli-Check’s closing share prices beginning two days before and ending two days after November 21, 2007, the date on which the Merger Agreement was announced, or $3.54 per share. Each issued and outstanding share of Mobilisa common stock will be converted into a right to receive a number of shares of Intelli-Check Common Stock determined by multiplying such share of Mobilisa common stock by an exchange ratio, the numerator of which is the number of shares of Intelli-Check Common Stock outstanding immediately prior to the consummation of the merger and the denominator of which is the number of shares of Mobilisa common stock outstanding immediately prior to the consummation of the merger (referred to as the Exchange Ratio). The former Mobilisa optionholders and warrantholders will also receive replacement options to purchase shares of Intelli-Check’s Common Stock with substantially equivalent value to Mobilisa’s outstanding options and warrants (options to purchase a total of 2,408,398 shares of Intelli-Check’s Common Stock), valued at $7,045,000 (the fair value was determined in accordance with FASB 123(R) “Share-based Payments”, based on the Black-Scholes method computed as of the date of the Merger Agreement). These options have a weighted average exercise price of $0.52 per share. Each former Mobilisa optionholder and warrantholder will be entitled to receive options or warrants to purchase a number of fully vested shares of Intelli-Check Common Stock as is determined by multiplying the number of shares of Mobilisa common stock the applicable securities are exercisable for by the Exchange Ratio. The total acquisition cost of $50,722,000 (as of November 21, 2007, the date the merger agreement was announced) includes $200,000 of Mobilisa transaction expenses.

Mobilisa has no outstanding debt other than accounts payable.

The Board of Directors of the combined corporation will be composed of eight (8) members, four (4) selected by Intelli-Check’s Board of Directors and four (4) selected by Mobilisa’s Board of Directors. The four members of the Intelli-Check board of directors who will continue with the combined company are Jeffrey Levy, John E. Maxwell, Arthur L. Money and Guy L. Smith. The Mobilisa directors who will continue with the combined company are Nelson Ludlow, John W. Paxton, L. Gen. Emil R. Bedard and Bonnie Ludlow. Jeffrey Levy will be the Chairman and John W. Paxton will be the Vice Chairman of the combined company. The remainder of the members of the Board of Directors of Intelli-Check will resign. The Chief Financial Officer, Chief Technology Officer and the Chairman of the Board of Directors of the combined corporation will be selected by Intelli-Check’s Board of Directors and the Chief Executive Officer and the Vice Chairman of the Board of Directors of the combined corporation will be selected by Mobilisa’s Board of Directors. Upon consummation of the merger and for a period of at least two years following the consummation of the merger, Nelson Ludlow will be the Chief Executive Officer of the combined corporation. Upon consummation of the merger, Peter Mundy will be the Chief Financial Officer and Russell Embry will be the Chief Technology Officer of the combined corporation.

As a result of the transaction, Dr. and Mrs. Nelson and Bonnie Ludlow, Mobilisa’s principal shareholders, will own approximately 49.6% of the outstanding Common Stock of the combined corporation.

The Merger Agreement

Pursuant to the Merger Agreement, the parties have agreed that, immediately prior to the consummation of the merger, Intelli-Check will amend the option agreements of any of its current directors who do not continue on Intelli-Check’s Board of Directors after the consummation of the merger to provide that options granted pursuant to such option agreements may be exercised for up to one year after the date of the consummation of the merger. In addition, immediately prior to the consummation of the merger, Mobilisa will amend the option agreements of any of its current directors who do not continue on Mobilisa’s Board of Directors after the consummation of the merger to provide that options granted pursuant to such option agreements may be exercised for up to one year after the date of the consummation of the merger.

The merger agreement contains representations by Intelli-Check, Mobilisa, and Nelson Ludlow and Bonnie Ludlow, Mobilisa’s principal shareholders, and representations to be made by Mobilisa’s other shareholders upon closing. Intelli-Check’s representations include representations relating to litigation, the issuance of Intelli-Check’s Common Stock in the merger, fees to be paid upon consummation of the merger, the accuracy of Intelli-Check’s financial statements and money laundering laws. With respect to the Merger Sub, Intelli-Check makes certain representations including representations relating to its formation and ownership. The representations of Mobilisa and Dr. and Mrs. Ludlow include representations relating to capitalization and ownership, the accuracy of financial statements, accounts receivable, the accuracy of books and records, the absence of certain changes in Mobilisa’s business since the last audit, property owned, intellectual property, relationships with customers and suppliers, litigation, material agreements, licenses and permits, compliance with labor laws, the filing of tax returns, fees to be paid in connection with the merger and money laundering laws. At the closing of the merger, Mobilisa’s shareholders will make certain representations, including representations relating to the ownership of their securities in Mobilisa, litigation, investment intent in Intelli-Check’s securities, and the assumption of risk of acquiring Intelli-Check’s securities. Mobilisa also makes certain covenants relating to the conduct of its business between the time the merger agreement was signed and the consummation of the merger, including that it will not take certain actions without the permission of Intelli-Check and that Intelli-Check will have access to Mobilisa’s records. The parties to the merger agreement also make covenants relating to confidentiality, non-solicitation and non-competition.

Mobilisa’s principal shareholders and certain other individuals will be subject to a lock-up agreement (the “Lock-Up Agreement”) on the shares of Intelli-Check Common Stock he or she receives as merger consideration, as of the consummation of the merger.

The consummation of the transaction is subject to: (i) Intelli-Check stockholder approval of the transactions contemplated by the Merger Agreement; (ii) Intelli-Check stockholder approval of an amendment to Intelli-Check’s certificate of incorporation increasing the number of authorized shares of Intelli-Check’s Common Stock; (iii) Intelli-Check stockholder approval of an increase in the number of shares of Intelli-Check Common Stock authorized to be issued pursuant to the Plan; and (iv) Mobilisa shareholder approval of the transactions contemplated by the Merger Agreement.

Pursuant to the Merger Agreement, Intelli-Check has agreed to prepare and file with the Securities and Exchange Commission, at its expense and within 120 days of the consummation of the merger, a registration statement so as to permit the re-sale of the shares of Intelli-Check Common Stock issued to the former Mobilisa shareholders.

The merger agreement also provides that, prior to the consummation of the acquisition, the Chief Executive Officer of the combined company post-acquisition, Nelson Ludlow, would enter into an employment agreement with at least a two-year term. That employment agreement has not yet been negotiated by the parties.

After the merger, each full-time employee in the Woodbury, New York office at the time of the merger is entitled to receive two months of severance in the event that such employee is terminated other than for cause within one year of the merger.

Finally, the merger agreement provides that dividends of up to $1,000,000 may be paid to Mobilisa’s shareholders prior to the consummation of the transaction.

The Merger Agreement may be terminated by either party if: (i) the merger is not consummated before March 31, 2008; (ii) there is a material adverse change to the non-terminating party’s business; or (iii) the non-terminating party is unable to obtain the necessary stockholder or shareholder approval. If a party chooses to terminate the Merger Agreement other than for the reasons described above, the terminating party would be required to pay a break-up fee of $1,000,000 over 36 months to the non-terminating party.

A copy of the Merger Agreement is attached hereto as Annex A.

A copy of the form of Plan of Merger and Articles of Merger is attached here to as Annex B.

A copy of the form of Lock-Up Agreement is atached here to as  Annex C.

Background

Intelli-Check, Inc. was founded in 1994 in direct response to the need for a technical solution to the problem of underage persons attempting to purchase age-restricted products such as alcohol, tobacco and lottery tickets via use of fake IDs, specifically driver licenses which had been altered or produced to foil efforts to determine the actual age of the bearers.

With the rise in concerns over terrorism, security, and identity fraud after 2000, an entirely new market to Intelli-Check opened. Security of facilities and modes of transportation became dependent upon ability to quickly verify identities and reduce data error rates. The Company repositioned its marketing focus to quantity sales to larger buyers, such as U.S. government agencies, airlines and shipping companies. Although sales cycles to these customers tend to be long, Intelli-Check believes the ultimate pay-off will be rewarding in terms of revenues and profits.

As a means to improve its product offerings, and improve its competitive advantage and financial outlook, Intelli-Check began searching for a target company for a business combination in 2001. While several potential candidates were identified and investigated, most were deemed unaffordable or were unprepared to agree to terms acceptable to Intelli-Check. After an extensive search, Intelli-Check did end up purchasing one of its competitors, IdentiScan.

In 2005, while awaiting completion of major sales to the government and commercial retailers, Intelli-Check again expanded its product line to include multiple hardware platforms and software development tools which facilitated customers’ ability to add driver license reading capabilities without extensive development or integration efforts.

Subsequently, Intelli-Check expanded its horizons by searching for new applications for its technology such as commercial fraud, identity management and inefficiencies associated with manual data entry and sought complimentary partners. New target markets were added, such as visitor access control, check cashing, casinos and credit and loyalty card operations. By early 2007, Intelli-Check had built an impressive image and reputation within the identity management industry. It completed some major sales to large entities and had established partnering and reseller agreements with a significant number of other companies.

On June 7, 2007, Frank Mandelbaum, Intelli-Check’s long standing Chairman and CEO died unexpectedly. Immediately following Mr. Mandelbaum’s death, Jeff Levy, Chairman of Intelli-Check’s Governance and Nominating Committee and the longest serving outside director was appointed Interim Chairman and CEO.

Mr. Levy assessed the financial condition, sales outlook and expense run-rate of Intelli-Check and by mid-July concluded that a major change in both direction and management were required.

Events Preceding Merger

Upon drawing the above conclusion, Mr. Levy, with assistance of the Corporate Governance and Nominating Committee, established the following immediate objectives:

•	Concentration on immediate revenue opportunities and reduction in expense burn rate;

•	Cessation of announcements of future expected sales and public reporting only of actual attainments;

•	Focus on sales of products/solutions to end-users and de-emphasis on sales of software tools and to resellers;

•	Recruitment of a CEO; and

•	Pursuit of a key acquisition to accelerate the Company’s growth.

After reviewing past merger and acquisition opportunities, an effort was undertaken to find either a company to merge with or one to acquire Intelli-Check. On the strength of a lead provided by a board member, Mr. Levy contacted and held preliminary discussions with Nelson Ludlow, CEO of Mobilisa, Inc. on July 10, 2007. Dr. Ludlow relayed that he had previously spoken to Frank Mandelbaum on a few occasions in 2006 regarding possible partnering on projects, but that nothing more had come from these discussions.

Mr. Levy and Dr. Ludlow met for several hours on July 26, 2007. The meeting began with each of Intelli-Check and Mobilisa signing confidentiality and non-disclosure agreements relating to the meeting. During these discussions it became obvious that significant synergies existed between Intelli-Check and Mobilisa.

Mobilisa had a strong presence in the government marketplace, especially the military, which Intelli-Check had thus far been pursuing with limited success. Intelli-Check, on the other hand, had a strong presence in the commercial identity management, financial and age verification marketplaces, in which Mobilisa was greatly interested. Intelli-Check was primarily East Coast based while Mobilisa had a strong West Coast presence. Intelli-Check had the benefit of being publicly traded on the American Stock Exchange, while Mobilisa was privately owned. Several critical personnel synergies also existed.

The following day, July 27, Mr. Levy discussed the meeting with members of the Corporate Governance and Nominating Committee and corporate counsel. Later in the day, Mr. Levy met again with Dr. Ludlow at Mobilisa’s offices in Alexandria, Virginia where Dr. Ludlow gave a formal presentation on Mobilisa and both shared additional detailed information on each other’s companies. The Chairman of Mobilisa’s Board, Mr. John Paxton joined these discussions.

On July 28, 2007, Mr. Levy forwarded detailed information on a potential merger and the briefing on Mobilisa prepared by Dr. Ludlow to the Corporate Governance Committee and corporate counsel.

Mr. Levy and Dr. Ludlow discussed merging the two companies during several phone calls on July 28, July 29, and July 30. Mr. Levy communicated the results of these meetings in a series of phone calls to the Corporate Governance Committee and corporate counsel.

On July 31, 2007, Mr. Levy then requested several additional items of information from Dr. Ludlow. Mr. Levy, Dr. Ludlow and Mobilisa’s Senior Vice President, Mr. Steve Williams then met for several hours on July 31 to discuss the potential merger.

On August 1, 2007, Mr. Levy and Dr. Ludlow exchanged emails and phone calls regarding the strategy, tactics and timing of events associated with completing an agreement in principle to merge and making an announcement of such agreement to the public.

Following a meeting between Dr. Ludlow and Mr. Paxton, Mobilisa’s Board met on August 2, 2007 to discuss the potential merger.

On August 3, 2007, Dr. Ludlow advised Mr. Levy that he had had several conversations/meetings with his corporate counsel regarding merger and wanted to have additional discussions with Mr. Levy regarding a preliminary term sheet.

Mr. Levy and Dr. Ludlow met again for several hours on August 5, 2007, to discuss a preliminary term sheet for the merger that had been prepared by Intelli-Check’s counsel.

On August 6, 2007, corporate counsel for both Mobilisa and Intelli-Check began discussion on the preliminary term sheet and it was agreed between the parties that the term sheet would be a binding agreement.

On August 7, 2007, Intelli-Check’s Corporate Governance Committee met, discussed and approved a proposed binding term sheet and briefing to be presented to the full Board at the meeting scheduled to take place in New York the next day.

On August 8, 2007, Messrs. Ludlow and Paxton met with Intelli-Check’s Corporate Governance Committee and both corporate counsels and reached agreement in a binding term sheet agreement to be presented to the Board of Directors of both companies. Later that day, Intelli-Check’s second quarter board meeting was held. After acquiring agreement in a special non-disclosure agreement by board members physically present at the meeting, Mr. Levy then briefed the Board on the proposed merger and proposed binding term sheet. Following introductions and remarks by Messrs. Ludlow and Paxton to Intelli-Check’s Board, the Board by majority vote agreed to proceed with the merger in accordance with the terms and conditions contained in the binding term sheet.

Due to the intensity of the activities, Mr. Levy then directed that trading in Intelli-Check’s  stock be suspended pending the announcement of the merger at a quarterly shareholders conference call scheduled for August 10, 2007.

On August 9, 2007, Messrs. Ludlow and Levy prepared press releases and the presentation to be given during the quarterly shareholders conference call and, subsequent to acquiring special non-disclosure agreements, briefed Intelli-Check’s employees.

On August 10, 2007, the proposed merger was announced to the shareholders, Mobilisa’s employees and the public. On the same day, Mr. Peter Mundy, Intelli-Check’s Chief Financial Officer was assigned responsibility to manage the due diligence process on behalf of Intelli-Check.

On August 16, 2007, Intelli-Check’s counsel provided Mobilisa’s counsel with a list of due diligence materials requested of Mobilisa. Due diligence continued from this point until the signing of the merger agreement.

On September 11, 2007, Mobilisa provided a list of due diligence materials requested of Intelli-Check.

From September 17 to 19, 2007, Dr. Ludlow and four members of the Mobilisa staff visited Intelli-Check in Woodbury to continue the due diligence process.

From September 20 to November 7, 2007, Mr. Levy and Mr. Mundy worked with corporate counsel in preparing the draft definitive agreement. The draft definitive agreement was first approved by the Intelli-Check board on October 4 and transmitted to Mobilisa on October 5, 2007.

Through November 7, 2007, negotiation of the terms of the draft definitive agreement was conducted by Messrs. Levy and Mundy and Intelli-Check’s corporate counsel and Messrs. Ludlow and Paxton and Mobilisa’s corporate counsel. Negotiation was conducted through various phone calls and emails and frequent board conference calls.

On November 8, 2007, Messrs. Ludlow and Paxton met with the Intelli-Check board to negotiate outstanding issues with the definitive agreement.

On November 13, 2007, Messrs. Ludlow, Williams and Levy met for several hours to discuss outstanding issues not resolved during the November 8 Intelli-Check board meeting.

From November 9 to November 19, 2007, Messrs. Ludlow and Levy worked together to resolve outstanding issues. Daily board conference calls were held until November 19 when both boards approved a definitive agreement.

The definitive merger agreement was signed on November 20, 2007, and the signing of such definitive merger agreement was publicly announced on November 21, 2007.

Board Consideration and Approval

While no one factor determined the final agreed upon consideration in the acquisition, Intelli-Check’s Board of Directors reviewed various industry and financial data, including certain valuation analyses and metrics compiled by Intelli-Check in order to make its determination that the consideration to be paid to the Mobilisa shareholders was reasonable and that the acquisition was in the best interests of Intelli-Check’s stockholders.

Intelli-Check’s officers and representatives conducted a due diligence review of Mobilisa, which included an industry analysis, a description of Mobilisa’s existing business model, inspections of company premises, review of corporate records and files, in-depth meetings with various levels of Mobilisa management, a valuation analysis of intangible assets by Marshall & Stevens and a review of financial projections in order to enable the Board of Directors to ascertain the reasonableness of the consideration. On November 20, 2007, Intelli-Check’s executive officers completed a Board presentation relating to the acquisition. During its negotiations with Mobilisa’s major shareholders, Intelli-Check did not receive services from any financial advisor, other than the intangible asset analysis regarding this merger.

Interest of Intelli-Check’s Management in the Acquisition.

Intelli-Check’s officers and directors have interests in the acquisition that are different from, or in addition to, those of the stockholders. These interests include the fact that after the completion of the acquisition, Messrs. Levy, Maxwell, Money and Smith will continue to serve as members of the Board of Directors of Intelli-Check and Messrs. Embry and Mundy will continue to serve as officers. As such, in the future they may receive cash compensation, board fees, stock options or stock awards if the Intelli-Check Board of Directors so determines. Intelli-Check currently has made no determinations regarding the compensation it will pay its directors or officers after completion of the acquisition.

Intelli-Check’s Reasons for the Acquisition and Its Recommendation. Intelli-Check’s Board of Directors concluded that the acquisition is in the best interests of Intelli-Check’s stockholders. The Board of Directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, the Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In considering the acquisition, Intelli-Check’s Board of Directors gave considerable weight to the factors discussed below.

In its review of Mobilisa, the Board noted that Mobilisa had been successful in development of software and the integration of hardware and software and the sale of complete products, solutions and supporting services to end users.

In addition, Mobilisa has a strong presence in identity document scanning technology and products in the government and military marketplace, while Intelli-Check has a strong presence in the commercial marketplace for productivity enhancement products and services associated with scanning identity documents. The two companies’ product offerings and core competencies compliment each other well and there is little overlap of intellectual property. Mobilisa’s strength in identity management application software, which will be materially enhanced by the integration of Intelli-Check’s driver’s license reading technology, will launch the merged company into more of a total systems sale approach, bringing higher average selling prices, greater sales volume and higher profit margins. The Board of Directors believes the combination of Mobilisa’s government identity management business with Intelli-Check’s commercial identity management business is a winning combination.

Integration of Intelli-Check’s proprietary software into commercial product offerings often involve a customer transmitting its data via wireless communications. In addition to identity management, Mobilisa’s other major business unit focuses on wireless communications and networks. The Board believes the ability to extend Intelli-Check’s business into wireless technology, with the help of Mobilisa’s technical expertise, would be a natural and wise progression.

In terms of management and personnel, each company has a strong team complementing the other. For example, Mobilisa has a business-wise CEO seasoned in the technology and the identity management industry with demonstrated leadership and management skills. Intelli-Check has an outstanding CFO seasoned in public company financial management and a highly experienced CTO with vast technology management experience in identity systems. Mobilisa has an identity management business unit manager with senior level sales and operations management experience along with significant experience in government contracting and procurement and the federal budget process. Intelli-Check has a senior level manager with significant federal government identity document expertise and experience and another with significant experience in the state driver’s license issuing realm. Intelli-Check has in-house marketing and web-site development expertise. Mobilisa has in-house public and press relations expertise. Both companies have highly qualified and experienced technical product development and sales departments. Intelli-Check has a diverse Board of directors with significant high-level business, finance, federal government, driver license community and public relations experience while Mobilisa has a diverse board with high level public company leadership, senior level military, law enforcement and technology experience.

Mobilisa has recently passed the break-even point in its growth. Since the merger was announced, Mobilisa has booked new orders in excess of $7 million. Mobilisa is now generating significant positive cash flows from its own operations. Intelli-Check’s net operating loss (NOL), which is of no immediate value to Intelli-Check, should be of significant value to the merged company.

Intelli-Check has limited cash resources and limited opportunity to raise additional cash prior to a merger or acquisition. Every other merger and acquisition opportunity previously investigated by Intelli-Check would have required significant cash consideration. The merger with Mobilisa was specifically structured to be an equity-only exchange. The Board of Directors believes an acquisition not requiring a large cash outlay to be an extremely significant positive factor supporting the merger, especially given the outstanding opportunity to enhance stockholder value going forward.

In evaluating the purchase price to acquire Mobilisa, the Board looked at valuation of similar sized companies in the Business Software and Services industry. Many of the companies of similar size to Mobilisa were not profitable. Among the few companies in this industry that were profitable, the average P/E ratio is approximately 39. Mobilisa was similar in many ways to Intelli-Check. It was in business for a similar period of time and it sold its products in the same industry. Intelli-Check is on the verge of significant growth and expects to achieve profitability. Mobilisa is a small company that is growing at a faster rate than others in the industry. Therefore, Intelli-Check’s Board of Directors believes this acquisition to be a merger of equals and that the consideration for the purchase granted to the shareholders of Mobilisa equal to the number of shares now held by Intelli-Check stockholders to be a fair value.

It is anticipated that Mobilisa’s revenue in 2007 will have significantly exceeded Intelli-Check’s as will have its operating results and backlog of business. Therefore, the Board of Directors has determined that Mobilisa is equal in worth to Intelli-Check and very strongly supports and recommends the merger of the two companies as in the very best interest of its shareholders and stockholders. Furthermore, based upon the synergies involved, the Board of Directors believes the combined company to be of significantly greater value than the sum of the value of the two companies individually.

Conclusion of Intelli-Check’s Board of Directors. After careful consideration of all relevant factors, Intelli-Check’s Board of Directors determined that the acquisition is fair to, and in the best interests of, Intelli-Check and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that stockholders vote or give instructions to vote “FOR” the approval of the acquisition.

The foregoing discussion of the information and factors considered by the Intelli-Check Board is not meant to be exhaustive, but includes the material information and factors considered by it.

Certain U.S. Federal Income Tax Consequences of the Merger

The following discussion is a general summary of the material U.S. federal income tax consequences of the merger to Intelli-Check and to current holders of its Common Stock who are "United States persons," as defined in the Internal Revenue Code of 1986, as amended (referred to in this proxy statement as the “Code”) and who hold such stock as a “capital asset,” as defined in the Code. The discussion does not purport to be a complete analysis of all of the potential tax effects of the merger. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt entities, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock through such entities.

The discussion is based upon the Code, U.S. Department of the Treasury regulations, rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively.

Because of the complexity of the tax laws and because the tax consequences to Intelli-Check or any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences of the merger, including tax reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Tax Consequences to Intelli-Check and its Current Stockholders

Neither Intelli-Check nor the current holders of its Common Stock should recognize gain or loss as a result of the merger for U.S. federal income tax purposes.

Anticipated Accounting Treatment of the Transaction

Intelli-Check will account for the acquisition of Mobilisa as a purchase. The purchase price will be allocated to the various tangible and intangible assets and assumed liabilities based upon an appraisal.

Regulatory Matters

The acquisition is subject to filings necessary to effectuate the merger in the state of Washington. Specifically, if the proposals are approved by the shareholders, the articles of merger and a plan of merger will be prepared and filed with the Secretary of State of the state of Washington.

PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 40,000,000

In connection with the approval of the transaction with Mobilisa, Intelli-Check’s Board of Directors approved a proposal to amend Intelli-Check’s Second Amended and Restated Certificate of Incorporation to increase the number of Common Stock that Intelli-Check is authorized to issue from 20,000,000 to 40,000,000 (the “Amendment”), subject to stockholder approval at this meeting. If this proposal is not approved by Intelli-Check’s stockholders the transaction with Mobilisa will not be able to be consummated because Intelli-Check will not have sufficient authorized shares to issue to Mobilisa’s shareholders in consideration of the merger.

A form of the Amendment, as it would be filed to increase the authorized shares of Common Stock to 40,000,000 and to change Intelli-Check’s name (as provided for in a subsequent proposal) is attached to this Proxy Statement as Annex B. The additional 20,000,000 shares of Common Stock will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights. The holders of Common Stock share ratably on a per share basis in any dividends when and if declared by the Board of Directors out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of Intelli-Check. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Purposes and certain possible effects of increasing the number of authorized shares of Common Stock

Intelli-Check’s Certificate of Incorporation, as amended to date, authorizes the issuance of up to 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $0.001 par value per share.

As of the Record Date Intelli-Check had issued and outstanding 12,281,728 shares of Common Stock and no shares of preferred stock issued and outstanding. At that date, there were an additional 2,382,853 shares of Common Stock issuable upon the exercise of options or warrants and 1,457,415 additional shares of Common Stock reserved for issuance under Intelli-Check’s incentive plans. The merger with Mobilisa would require Intelli-Check to issue an additional 12,281,728 shares of Common Stock, options to purchase an additional 2,408,398 shares of Common Stock under one of Intelli-Check’s incentive plans and warrants to purchase 61,096 shares of Common Stock. Therefore, in order to consummate the transaction with Mobilisa, at least an additional 10,895,502 shares of Common Stock would be required to be authorized under the Certificate of Incorporation.

The Board of Directors has requested that Intelli-Check’s stockholders authorize 9,104,498 shares of Common Stock more than would be required for the transaction with Mobilisa so that, after the transaction with Mobilisa, the combined company will have flexibility to execute its business plan by having an adequate number of authorized but unissued shares of Common Stock available to facilitate potential equity financings, acquisitions, business combinations, stock dividends, stock options, stock splits, recapitalizations and other general corporate purposes, without the expense or delay attendant in seeking stockholder approval at a special or annual meeting at a time when such shares would be needed (except as may be required by law or by any stock exchange or over-the-counter market on which Intelli-Check's securities may then be listed).

Since the approval of the increase is necessary to enable Intelli-Check to issue the shares of its Common Stock required as part of the consideration of the transaction with Mobilisa, if this proposal is not approved, the transaction will not be consummated.

Although it is not the purpose of the proposed Amendment, the authorized but unissued shares or Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the post-transaction company. The Board of Directors is not aware of any pending or proposed effort to acquire control of the post-transaction company.

The proposed Amendment will not affect the rights of existing holders of Common Stock except that the issuance of shares of Common Stock in connection with the Mobilisa transaction and any other issuances will reduce each existing stockholder’s proportionate ownership of Intelli-Check.

If the proposed Amendment is approved, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware.

Conclusion of Intelli-Check’s Board of Directors

After careful consideration of all relevant factors, Intelli-Check’s Board of Directors determined that the Amendment is fair to, and in the best interests of, Intelli-Check and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that the stockholders vote or give instructions to vote “FOR” the approval of the amendment to Intelli-Check’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000.

PROPOSAL TO AMEND THE COMPANY’S 2006 STOCK OPTION AND EQUITY INCENTIVE PLAN TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN BY 3,000,000

In connection with the approval of the transaction with Mobilisa, Intelli-Check’s Board of Directors approved a proposal to amend Intelli-Check’s 2006 Stock Option and equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that may be issued pursuant to the Plan to 3,850,000 from 850,000, subject to stockholder approval at this meeting. If this proposal is not approved by Intelli-Check’s stockholders, the transaction with Mobilisa will not be able to be consummated because Intelli-Check will not have sufficient awards authorized under its plans to issue to Mobilisa’s option holders in connection with the merger.

The Plan is attached to this Proxy Statement as Annex D.

Intelli-Check is able to issue an aggregate of 2,939,916 shares of Intelli-Check’s Common Stock subject to Intelli-Check’s currently approved option and incentive plans. Awards for 1,483,101 shares of Common Stock have already been issued under these plans. Therefore, in order to consummate the transaction with Mobilisa, at least an additional 925,297 shares of Common Stock would be required to be authorized under the Plan. The options issued to the former Mobilisa shareholders will have a weighted average price per share equal to $0.52.

The Board of Directors has requested that Intelli-Check’s stockholders authorize that 3,000,000 additional shares of Common Stock be made available for awards to be granted under the Plan so that, after the transaction with Mobilisa, the combined company will have the ability to issue options to its employees, directors and independent contractors in the future.

Since the approval of the increase is necessary to enable Intelli-Check to issue the options required as part of the consideration of the transaction with Mobilisa, if this proposal is not approved, the transaction will not be consummated.

The table below reflects shares of Common Stock and options to purchase shares of Common Stock that were granted to the indicated persons under the Plan.

2006 Equity Incentive Plan

Name and Position	Type of Award	Dollar Value ($) (1)	Number of Shares
Arthur Money, Director	Restricted Stock	7,004	1,262
Arthur Money, Director	Non-qualified Stock Option	129,201	26,500
Arthur Money, Director	Non-qualified Stock Option	277,360	50,000
Arthur Money, Director	Restricted Stock	20,000	3,175
Guy Smith, Director	Non-qualified Stock Option	143,827	29,500
Guy Smith, Director	Non-qualified Stock Option	277,360	50,000
Ashok Rao, Former Director	Restricted Stock	9,002	1,622
Ashok Rao, Former Director	Restricted Stock	48,000	7,619
Jeffrey Levy, Director	Restricted Stock	6,000	952
Jay Maxwell, Director	Restricted Stock	52,000	8,254

(1) Dollar value computed using the Black-Scholes method as of the date of grant.

If the amendment to the Plan is approved, approximately 2,408,398 of the newly approved options under the Plan will be issued to holders of options for Mobilisa common stock. Options to purchase approximately 21,820 of such shares will be issued to Dr. and Mrs. Ludlow.

The purposes of the Plan are to attract and retain key employees, directors, consultants and advisors who are expected to contribute to future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of Intelli-Check. There are currently options to purchase 156,000 shares of Intelli-Check's Common Stock outstanding under the Plan and 22,884 shares of restricted stock have been granted under the Plan. Any proceeds derived from the sale of Common Stock subject to options will be used for general corporate purposes. The administrators of the Plan are permitted to issue restricted shares of Common Stock and options to purchase shares of Common Stock to participants.

Under the Plan, as it would be amended by this proposal, up to 3,850,000 shares of Intelli-Check's Common Stock are authorized for issuance to directors, employees and independent contractors of, Intelli-Check and any subsidiary corporations pursuant to options or restricted stock awards. Options granted under the Plan may be either incentive stock options (incentive options) within the meaning of Section 422 of the Code and/or options that do not qualify as incentive options (nonqualified options); provided, however, that only employees of Intelli-Check or a subsidiary corporation are eligible to receive incentive options. The Plan, which expires in March 2016, is administered by the Compensation Committee of the Board of Directors (the "Committee"). Options granted under the Plan will be exercisable for a period fixed by the Committee, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of Intelli-Check's Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder who owns (or is deemed to own) more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares of Intelli-Check's Common Stock for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Options granted under the Plan to employees (including officers) of Intelli-Check may be exercised only while the optionee is employed by Intelli-Check or within three months of the date of termination of the employment relationship, except that: (i) if the individual is terminated for cause, the option shall terminate immediately and no longer be exercisable, and (ii) if options which are exercisable at the time the optionee's employment is terminated by death or disability such options may be exercised within one year of the date of termination of the employment relationship. With respect to options granted to individuals who are not employees of Intelli-Check, the Committee shall determine the consequences, if any, of the termination of the optionee's relationship with Intelli-Check. Payment of the exercise price of an option may be made by cash, by surrender of Common Stock having a fair market value equal to the exercise price, or by any other means that the Committee determines. Each restricted stock award will be evidenced by a written restricted stock agreement.

The Committee may determine if any consideration will be required to be paid by the Plan participant to receive the shares of Common Stock other than in the form of services performed under the terms and conditions determined by the Committee and specified in the restricted stock agreement. Terms and conditions for shares that are part of the award may include the completion of a specified number of years of service or attaining certain performance goals prior to the restricted shares subject to the award becoming vested. Upon termination, if the restricted stock is not vested, the shares will be canceled by Intelli-Check. A participant may be granted more than one award under the Plan. The Committee will, in its discretion, determine (subject to the terms of the Plan), among other things, who will be granted an award, the time or times at which awards shall be granted, and the number of shares of Common Stock subject to each award, whether options are incentive options or nonqualified options, the manner in which options may be exercised and the vesting schedule of any award. In making such determination, consideration shall be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of Intelli-Check and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the Plan. The maximum number of Common Stock issuable pursuant to options granted to a Plan participant in a fiscal year of Intelli-Check is 150,000.

The Plan may be amended or terminated by the Board at any time, provided that no amendment requiring stockholder approval by law or by the rules of the American Stock Exchange or any other market in which shares are traded may be made without stockholder approval. The Plan specifically provides for repricings or reissuances of options without stockholder approval. Also, no amendment or termination may materially adversely affect any outstanding award without the written consent of the participant.

The foregoing summary of the Plan is qualified in its entirety by the specific language of the Plan. Upon consummation of the transaction with Mobilisa, there will be 56 employees and directors who would be entitled to receive stock options and/or restricted shares under the Plan. Future new hires and additional consultants would be eligible to participate in the Plan as well. Options to purchase approximately 2,408,398 shares of Common Stock will be issued in connection with the transaction with Mobilisa.

Equity Compensation Plan Information

Intelli-Check maintains various stock plans under which options vest and shares are awarded at the discretion of the Board of Directors or its Compensation Committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally five to ten years and is determined at the time of grant by the Board of Directors or its Compensation Committee. The participants in these plans are officers, directors, employees and consultants of Intelli-Check and its subsidiaries or affiliates.

The table below provides information relating to Intelli-Check's outstanding stock plans as of December 31, 2007.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	990,792		$6.35	1,457,415
Equity compensation plans not approved by security holders	469,425	(1)	$3.69	None
Total	1,460,217		$5.49	1,457,415

(1) From time to time Intelli-Check's Board of Directors approves the grant of non-plan options to officers and employees of, or consultants to Intelli-Check, which are included in this table.  The shares of Common Stock listed under equity compensation plans not approved by stockholders in the above table consist of shares of Common Stock issuable pursuant to such options.  The vesting schedule of the options varies, with some vesting immediately and some vesting upon the completion of certain performance objectives.  The non-plan options currently outstanding have been granted to five (5) persons.  These options have a weighted average exercise price per share equal to $3.69 and options to purchase 469,425 shares of Common Stock are currently exercisable.

Certain U.S. Federal Income Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences under current tax law of options and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and Intelli-Check will not be entitled to a deduction. However, if the optionee disposes of such shares prior to the end of the required holding period, all or a portion of the gain will be treated as ordinary income and Intelli-Check will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Intelli-Check will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price thereof is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward. A participant who receives a grant of restricted stock will generally realize ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect to be taxed on the value at the time of grant. Intelli-Check is generally entitled to a deduction at the same time and in the same amount as the income is required to be included by the participant.

Conclusion of Intelli-Check’s Board of Directors.

After careful consideration of all relevant factors, Intelli-Check’s Board of Directors determined that the amendment to the Plan to increase the number of share of Intelli-Check Common Stock that may be issued pursuant to awards under the Plan to 3,850,000 is fair to, and in the best interests of, Intelli-Check and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that the stockholders vote or give instructions to vote “FOR” the approval of the amendment to the Plan.

PROPOSAL TO AMEND THE COMPANY ’S CERTIFICATE OF INCORPORATION TO CHANGE THE
COMPANY’S NAME TO INTELLI-CHECK - MOBILISA, INC.

In connection with the approval of the transaction with Mobilisa, Intelli-Check’s Board of Directors approved a proposal to amend Intelli-Check’s Second Amended and Restated Certificate of Incorporation to change the company’s name to Intelli-Check - Mobilisa, Inc. (the “Name Amendment”), subject to stockholder approval at this meeting.

A form of the Amendment as it would be filed to change Intelli-Check’s name and increase its authorized shares of common stock (as provided for in a previous proposal) is attached to this Proxy Statement as Annex E.

Intelli-Check’s Board of Directors believes that the name change would be desirable to reflect to the fact the post transaction company was made up of both Intelli-Check and Mobilisa.

Conclusion of Intelli-Check’s Board of Directors.

After careful consideration of all relevant factors, Intelli-Check’s Board of Directors determined that the Name Amendment is fair to, and in the best interests of, Intelli-Check and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that the stockholders vote or give instructions to vote “FOR” the approval of the amendment to Intelli-Check’s Certificate of Incorporation to change its name to Intelli-Check - Mobilisa, Inc.

PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING FOR THE PURPOSE OF
SOLICITING ADDITIONAL PROXIES

This proposal allows Intelli-Check’s Board of Directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the proposed merger.

If this proposal is not approved by Intelli-Check’s stockholders, its Board of Directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the proposed merger.

Conclusion of Intelli-Check’s Board of Directors.

After careful consideration of all relevant factors, Intelli-Check’s Board of Directors determined that the proposal to allow adjournment or postponement of the special meeting for the purpose of soliciting additional proxies is in the best interests of Intelli-Check and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that the stockholders vote or give instructions to vote “FOR” the proposal.

INFORMATION ABOUT MOBILISA

Mobilisa’s History and Current Business

Overview

Mobilisa, Inc. (“Mobilisa” for purposes of this section) was incorporated in the state of Washington in March 2001. Mobilisa is currently designated as a woman- and veteran-owned small business. Mobilisa’s headquarters in Port Townsend, Washington are located in a Historically Underutilized Business Zone (“HUBZone”). Mobilisa specializes in custom software development for mobile and wireless devices and Wireless Over Water (“WOW”) technology implementation and is comprised of two business units—ID systems and wireless technologies—designed to address the following issues:

•	Access Control: Mobilisa’s Defense ID® system is designed to increase security at access points manned by law enforcement and military personnel.

•
Marine Environment Communications: Mobilisa’s WOW technology allows for instant communication between multiple points, both on land and at sea, across wide, over-water expanses and optimizes performance by taking into account sea state and Fresnel zones (Fresnel zones result from obstructions in the path of radio waves and impact the signal strength of radio transmissions). Mobilisa is currently developing Floating Area Network (“FAN”) and Littoral Sensor Grid technology as the next evolutionary step in marine communications.

•	Network Design: Mobilisa’s AIRchitect™ tool designs optimum wireless networks based on user parameters and location architecture.

Mobilisa also derives its revenue from selling handheld communication devices with patented software which allows users to read various forms of identification and compare it to information on databases. A key component of Mobilisa’s business strategy is its commitment to cutting-edge research and development in both identity systems and advanced applications of wireless technologies.

Mobilisa’s Products and Projects

Defense ID®.

Mobilisa’s Defense ID® system offers law enforcement personnel and military security officers additional information for protecting their facilities. The Defense ID® System uses rugged, handheld, mobile devices to read barcodes, magnetic stripes, RFID (radio frequency identification) and OCR (optical character recognition) codes printed on current forms of identification cards. By scanning and comparing the information contained on the ID card to over 140 databases, Defense ID® can immediately determine if the card has been reported lost or stolen, the individual’s identity information matches watch lists or law enforcement databases, or if they are on an authorized roster of previously-cleared personnel.

Background on Identification

Driver Licenses. State-issued driver licenses are the most widely used form of government-issued photo identification. The Real ID Act, which became federal law in May 2005, imposed standards for the issuance, data content, and acceptance of state-issued driver licenses. When the act is fully implemented, non-compliant driver licenses may not be accepted by any federal agency for any official purpose. The Real ID Act contemplates the inclusion of machine-readable technology, which is already included on many driver licenses, on all compliant licenses. The Defense ID® system is capable of reading all machine-readable technologies currently in use.

Other Identification Cards. Since some people do not have a driver license, numerous jurisdictions offer other identification cards that may contain encoded information. These non-driver identification cards, as well as military ID cards and passports, are used in the same way as driver licenses as proof of identification. Presently, the Mobilisa Defense ID® system can also read all information encoded on these forms of identification. State-issued identification cards issued in lieu of driver licenses are also covered by some provisions of the Real ID Act.

Databases. There are numerous state and federal law enforcement databases containing information that may be critical to security and law enforcement officers. Historically, officers in the field have had limited access to such information, which greatly reduces the value of accurate identification. The Defense ID® system links information contained on readable forms of identification with information compiled from more than 140 different law enforcement databases. An individual using the system can immediately check the validity of the identification card and has instant access to key information concerning, among other things, outstanding wants and warrants.

Current Challenges Associated with Access Control

Secure facilities routinely rely on entry point identification checks as an important security measure. The most common verification performed at entry points is a visual check of identification cards presented by individuals attempting to access the facility. Entry point controls are used in a wide variety of settings, including military base entrances, airports, and commercial buildings.

There are many challenges associated with visual checks on identification cards. Because of the numerous forms of identification accepted, including driver licenses, military IDs, passports, base-specific badges, and vendor and visitor badges, it is virtually impossible for security officers to memorize each individual format and to distinguish fake forms of identification. Because identification cards vary greatly in their format, security officers waste precious time searching for pertinent information on the identification card, which causes unnecessary delays and resulting expense.

With a visual check, even though an experienced security officer may not be able to quickly determine if a card is expired, the security officer has no way of knowing whether the individual, even if properly identified, should be granted access. The officer typically cannot quickly review multiple no-access lists, confirm that the individual does not have a law enforcement or warrant, or determine if the identification card has been reported lost or stolen. As an additional frustration, there are no readily-accessible common databases that compile all of this shared information.

By using the Mobilisa Defense ID® system, security officers have the ability to instantly view the machine-readable information contained in the identification card’s barcode or magnetic stripe. This information is then immediately checked against over 140 law enforcement databases and the system alerts the guard if the individual matches anyone in any of the databases. This greatly increases efficiency and gives the security officer real-time access to critical information, enabling the security officer to make an on-the-spot determination relating to access with increased speed and confidence in accuracy.

Defense ID® Solutions and Benefits

The Mobilisa Defense ID® system offers invaluable tools to users enabling them to increase safety and monitor the security of their installations. As an access control system, it offers instant checks of those individuals attempting to gain access and alerts the security or law enforcement officer if that check raises any suspicions.

Mobilisa Defense ID® works as a complete system that cuts down costs and implementation time by using cards already in existence as opposed to manufacturing and issuing new identification cards to each individual who wishes to access an installation. For ease of use and adaptability, Mobilisa offers this solution in multiple form factors.

•
M2100 Agent Handheld. The M2100 Agent Handheld is a handheld that fits easily into a pocket or attaches to a belt. This device is recommended for any use that requires high mobility and easy concealment.

•	M2500 Sentry Handheld. The M2500 Sentry Handheld is a rugged, mobile, handheld computer. This device is recommended for entry control points and other heavy use areas.

•
M3000 Visitor/Vendor Control Station. The M3000 Visitor/Vendor Control Station makes it easier to process visitors and vendors. The system pre-populates fields, takes photos, runs instant background checks, prints badges and allows users to control visitors’ or vendors’ access by date, time, location or Force Protection Condition (“FPCON”) or Homeland Security threat condition.

Wireless

Mobilisa creates custom wireless solutions for all types of industries. The Company provides a complete range of services, including consultation, custom wireless software, wireless infrastructure installation, wireless LAN security evaluation, and advanced research and development.

WOW

Mobilisa’s Wireless on Water (“WOW”) technology, based on IEEE 802.11 standards, uses a mix of terrestrial-based RF band radio and antenna hardware in conjunction with advanced optimization techniques to provide reliable, high speed wireless access coverage for constantly moving watercraft within a local waterway. The technology has been successfully implemented on the Washington State Ferries and the British Columbia Ferry System in British Columbia, Canada and is suited for other terrestrial forms of transportation including rail, bus and automobile applications.

AIRchitect™

Mobilisa’s AIRchitect™ is a tool to aid in the design of optimal wireless networks. It can be used for marine vessels, hangars, office buildings or outdoor facilities. The software uses imported structural drawings and other user input to calculate and display the optimal wireless network based on coverage, signal spill-over, bandwidth, interference, cost and security. AIRchitect™ eliminates the trial and error survey method commonly used in the design of wireless networks and, as a result, users realize a significant life-cycle cost reduction and an increase in network efficiency.

FAN

The Mobilisa Floating Area Network (“FAN”) project created a Line of Sight (“LOS”), high-speed, wireless mesh-type network for use in marine and, in particular, naval applications. Currently, ships in a naval battle group rely on satellite communication to communicate both with one another and with shore facilities. However, the ever-increasing demand for bandwidth in naval communications taxes existing satellite communications systems and can result in slow and unreliable communication.

FAN uses advanced WOW technology based on IEEE 802.11 standards. FAN creates an ad hoc network between vessels operating within line of sight of one another that can be used for, among things, data exchange, VOIP (Voice over Internet Protocol) and video teleconferencing. FAN removes ship-to-ship communication within a battle group from the satellite network thereby freeing up valuable bandwidth for ship-to-shore communications. In addition, smaller vessels with less ship-to-shore bandwidth can share the greater capabilities of the larger platforms. The system design allows ships to join and leave the network as they come within communication range, while continuously adjusting for local conditions and ship movement.

FAN is currently in the approved prototype stage with the U.S. Navy. In addition to U.S. battle group applications, FAN technology provides a lower-cost method of integrating multinational naval forces. It also has many potential commercial applications such as port security, shipping coordination and commercial fishing fleet operations.

Littoral Sensor Grid

Mobilisa is developing a wireless buoy network using a variety of wireless technologies, sensors and instruments that will enable buoys to communicate near real-time data between other buoys and shore for environmental monitoring, analysis and security applications. Currently, most sensor buoys rely on VHF radio transmissions to transmit collected data back to shore facilities. The low bandwidth of VHF limits both the type and quantity of data that can be collected by the buoys and the ability to access the data in real time.

The Littoral Sensor Grid leverages Mobilisa’s WOW technology to extend wireless technology into a low-level, height-of-eye, littoral environment ideal for use on buoys. Mobilisa’s ongoing research and development efforts related to the Littoral Sensor Grid must consider the impact of Fresnel zones, reflectivity and line of sight limitations in the use of directional antennas and other advanced wireless technology to create a working wireless local area network for buoys within each other’s line of sight. The range of the network will depend on the height above water of the antennas atop the buoys, the physics related to propagation near water of radio waves and the ability to switch between several highly directional antennas that operate within FCC guidelines. Mobilisa anticipates that such a system will enable the buoys to communicate at ranges of up to 5 miles apart.

Because the sensor buoys can be equipped with a variety of different types of sensors, Mobilisa envisions a wide variety of uses for the Littoral Sensor Grid. The possible sensor capabilities of this buoy network include wireless connectivity and networking, environmental data collection, mobile and configurable surveillance packages, TIS/VIS (Thermal Imaging System/Visual Imaging System), radar and sonar. The Littoral Sensor Grid may be used to gather near real-time sea and weather conditions, to gather environmental data that will enable scientists to monitor changing conditions in littoral waters and to enhance port security as a component in the layered harbor defense concept. The wireless network capabilities of the Littoral Sensor Grid may also be used to extend the capabilities of a FAN.

Strategy

Mobilisa’s objective is to become a leading provider of enhanced security access systems and to continue to enhance its role as a leading provider and innovator of wireless technologies for the military.

Product Enhancement

Due to the success of Defense ID® in the military and government markets, Mobilisa intends to enhance its product line to support other entities such as law enforcement, port security and commercial installations. Mobilisa continues its ongoing efforts to research and implement the use of new identification cards, additional databases and upgraded equipment form factors in order to increase the efficiency and performance of the system.

Strengthen Sales and Marketing Efforts

As the need for access control systems continues to grow, Mobilisa’s experienced sales and marketing departments will adjust to target new markets. Sales and marketing materials will be specially designed to clearly outline the capabilities of the system and how it is valuable to each of these specific markets. Mobilisa has sales staff on the West Coast, Midwest and East Coast, which allows a quick response to questions and personalized assistance for each customer based on location. In the future, Mobilisa’s experience in marketing the Defense ID® system will provide the foundation to successfully market new products and technologies, such as FAN and the Littoral Sensor Grid, as they become ready for application in the military, government, and commercial sectors.

Additional Access to Multiple Databases

Mobilisa continues to increase the data source information accessed through its Defense ID® system. This is achieved by increasing the capabilities of its internally-developed scraping programs for publicly-available information as well as by negotiating additional data source agreements with various law enforcement and government agencies. In addition to these general databases, Mobilisa customizes databases for each individual customer based on information provided by the customer.

Protect Intellectual Property

Mobilisa intends to continue to protect its intellectual property in order to retain its value and unique products. As discussed below, Mobilisa currently has three pending patents:

•	Dynamic Identity Matching in Response to Threat Levels;

•	Aggregation in Persons-of-Interest Information for Use in an Identification System; and

•	Dynamic Access Control in Response to Flexible Rules

Mobilisa intends to apply for patents as products and technology mature and challenge any attempt to infringe its patent rights. Where appropriate, Mobilisa will also utilize trade secret, copyright, trademark and similar laws to protect its intellectual property.

Research and Development

Mobilisa intends to pursue research and development projects through funding from various government agencies, and its current classification as a woman-owned, veteran-owned, small business located in a HUBZone has allowed it to receive several specialized grants for research and development work in the wireless and security arenas. Jefferson County, Washington, where Port Townsend is located, has been designated as a HUBZone until the year 2010. As long as combined company maintains its headquarters in Jefferson County, Washington and one-third of the total number of employees live in the designated HUBZone area, the combined company will maintain its HUBZone status.

The Company enjoys an excellent relationship with its current customers and continues to get funded for additional research and development work stemming from projects already completed or in process. Mobilisa will continue to work with these customers to determine how best to continue to create innovative solutions that meet customers’ changing technological needs. For example, Mobilisa’s current research and development efforts in FAN and in the Littoral Sensor Grid have the potential of revolutionizing ship-to-ship and ship-to-shore communications. The U.S. Navy, as well as other agencies and commercial customers, will greatly benefit from the successful development of these technologies.

Revenue Sources

Mobilisa derives revenue from the following sources:

•	Sales of systems by its own direct sales force;

•	Subscription fees from the licensed use of Mobilisa technology;

•	Extended maintenance programs; and

•	Government grants for research and development projects.

Target Markets

Defense ID®

Mobilisa’s Defense ID® system is tailored to locations that validate identification cards as a means of access. Historically, the military market has been Mobilisa’s primary focus, followed closely by the law enforcement market. Military bases are an ideal location for the use of the Defense ID® system because individual ID cards are checked prior to allowing base access and, in most cases, bases issue visitor/vendor passes to individuals needing access that do not possess a military ID.

Because Defense ID® is customizable, it can be used in many different environments. The information provided via instant access to multiple law enforcement databases proves invaluable to gate officers and law enforcement personnel ensuring the security of a facility. Current target markets include:

Military

• Army	• Navy

• Air Force	• Marines

• Coast Guard	• Military Academies

• Military Hospitals

Law Enforcement/Government

• FBI	• Drug Enforcement Administration

• State Police	• Local Sheriffs

• Bureau of Alcohol, Tobacco and Firearm	• CIA

• Customs	• Department of Transportation

• Department of Homeland Security	• Border Patrol

Other Products

Mobilisa provides wireless services, including wireless environment analysis, custom wireless network design and application and custom wireless application development, to a range of customers across a variety of markets. Mobilisa’s AIRchitect™ enables Mobilisa to design the ideal wireless network for a variety of different facilities. In addition to designing shipboard networks for the U.S. Navy and the Washington State and British Columbia Ferries, Mobilisa targets metropolitan areas, warehouses, hospitals, public transportation providers and other businesses requiring wireless design and specialty services. Mobilisa’s WOW technology can be adapted for a variety of forms of transportation, including buses and trains, and the company continues to further explore potential customers in those markets. Currently, Mobilisa’s target market for both FAN and the Littoral Sensor Network is the U.S. Navy, although there are many additional markets where such technology may be sold in the future.

Representative Customers

Mobilisa has generated revenue from its customers from the sale of systems, licensing of software and sale of extended service agreements. The following representative customers are using Mobilisa systems and software for security and identification purposes.

• The United States Air Force Academy	• Fort Richardson
• Fort Wainwright	• Bolling AFB
• Elmendorf Air Force Base (“AFB”)	• Fort Polk
• Andrews AFB	• Fort Dix
• Fort Meade	• Schriever AFB
• Fort Belvoir	• Walter Reed Army Hospital
• Maxwell AFB	• McChord AFB
• Vandenberg AFB	• Claremont County Sheriff Department
• The US Military Academy at West Point • Bangor Naval Submarine Base	• BAE Systems • Peterson AFB

The following representative customers have used Mobilisa wireless solutions, including AIRchitect™:

• United States Navy	• United States Air Force
• Sound and Sea Technologies	• Science Application International Corporation
• British Columbia Ferries	• Washington State Ferries
• Port Townsend Paper Company	• Mikros Systems Corporation
• Parsons Corporation	• National Center for Manufacturing Sciences

Marketing and Distribution

Defense ID®

Mobilisa has market-specific brochures for each product in its product line for both the military and law enforcement sectors that the sales force utilizes when demonstrating the Defense ID® system to potential customers. These brochures serve as a quick reference guide outlining the capabilities of Mobilisa’s technology. Once customers have a clear understanding of Mobilisa’s products, they can use these brochures to discuss their individual needs and ordering requirements.

When dealing with military and government entities, Mobilisa must comply with applicable procurement regulations. As a woman-owned, veteran-owned small business in a HUBzone, Mobilisa has a considerable advantage in the procurement process. These designations allow Mobilisa to quickly be awarded sole source contracts with the military and government. Following the proposed merger with Intelli-Check, the HUBZone designation will remain in place as the headquarters of the combined company will remain in Port Townsend, WA and Mobilisa anticipates that the combined entity will continue to meet the Small Business Administration’s definition of a “small business.”

In addition to sole source awards, Mobilisa also responds to Requests for Proposal (“RFPs”) and Requests for Qualifications (“RFQs”) when their technological capabilities meet that of the desired system. In many cases, Mobilisa is the only company that is able to meet the requirements in the RFP, which can lead to a quick and easy award.

Also, Mobilisa has all Defense ID® products, as well as individual labor services, listed on GSA Schedule 70. This makes it possible for government entities to make direct purchases of equipment and services for a pre-negotiated price without competition.

Mobilisa has offices in the West (Port Townsend, WA), the Midwest (Dayton, OH), and the East (Alexandria, VA) to fully support its current and potential customers. This makes it easy to schedule and complete installations and maintenance in an efficient, time-conscious manner.

Wireless

Marketing for Mobilisa’s wireless products and capabilities is performed primarily via the Mobilisa website and tradeshow exhibitions. Mobilisa attends market-specific tradeshows to demonstrate current products and capabilities. Mobilisa prides itself on being an innovative solutions provider and this is a prime arena for showcasing the Company’s talents and for interfacing with potential customers who can benefit from Mobilisa’s wireless solutions.

Many of Mobilisa’s potential wireless customers contact the company after seeing publicity about current wireless projects. Mobilisa’s wireless systems have garnered both local and national publicity, which has been highly beneficial in projecting to the public the Company’s capabilities.

Competition

Defense ID®

Mobilisa competes in a market that is relatively new, intensely competitive and rapidly changing. Unless a device can read, decode and analyze all of the electronically-stored information that is legally permitted to be analyzed from an identification card, the user may not obtain accurate and reliable confirmation that a identification card is valid and has not been altered. There are several companies, including Eid Passport, L-1 Identity Solutions, and Core Street, that are currently offering products that compete with the Defense ID® system.

Wireless

Mobilisa develops and applies WOW technology and believes that its Floating Area Network and Littoral Sensor Grid projects will enhance the Company’s standing with its potential customers in the industry. Several competitors have developed technology that may compete with Mobilisa’s products. These include EFJ, Inc., Sea-Mobile, and Motorola. In addition, other defense or wireless companies may be developing technology that will compete with Mobilisa’s current products or with the projects and products that are currently in research and development.

Manufacturing

All Mobilisa products are created with commercial off the shelf (“COTS”) items that Mobilisa personally customizes with software and specialized configurations. All products are customized, assembled, and tested in-house and then installed and placed by Mobilisa employees in the field.

Intellectual Property

Mobilisa has pending the following patent applications:

Utility application entitled DYNAMIC IDENTITY MATCHING IN RESPONSE TO THREAT LEVELS. This patent is for a dynamic identity matching system that enables a person to determine the status of an individual based on identification information contained in a record provided by the individual. An operator scans the individual’s identification and the system, using a name match algorithm and generates a candidate score. Based on current security conditions, the system will display some or all of name or identity-match results. In addition, the system will rank results from highest score (BOLO violent terrorist based on direct id number match) to lowest score (EAL authorized).

Provisional application entitled AGGREGATION OF PERSONS-OF-INTEREST INFORMATION FOR USE IN AN IDENTIFICATION SYSTEM. This patent is for a software and/or hardware facility that gathers Person of Interest (“POI”) information from public databases maintained by the FBI, U.S. Customs Enforcement, U.S. Secret Service, U.S. Drug Enforcement Agency, Interpol, U.S. Postal Service, State law enforcement agencies, Attorney General’s Office, and various military departments. The system scans information and uses structural semantic and syntax to determine whether the data is in a form that the system recognizes. The system next converts POI information into a common format for use in aggregating information with the other scanned databases. The system reconciles received data with previously-stored data to ensure that duplicate entries do not exist for identical or similar individuals.

Provisional application entitled a DYNAMIC ACCESS CONTROL IN RESPONSE TO FLEXIBLE RULES. This patent is for a dynamic access control facility that enables an operator to determine whether to grant or deny facility access to an individual based, in part, on the status of the individual. The operator scans the individual's identification information from the identification record using a scanning device. To determine the status of the individual, the facility decodes the scanned identification information and identifies candidates based on the decoded identification information. For each authorized candidate, the facility selects for display the locations or resources that the candidate is authorized to access. When there is at least one candidate, the facility displays the selected candidate(s) to the operator indicating the status of the individual and/or whether access should be denied or granted.

Employees

As of December 2007, Mobilisa had twenty-eight full-time employees at offices in Port Townsend, WA, Alexandria, VA, and Dayton, OH. All Mobilisa employees are employed “at will” and Mobilisa has no agreements with labor unions. Mobilisa management believes that its relations with its employees are good.

MOBILISA MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Mobilisa, Inc. was incorporated in the state of Washington in March 2001 and is headquartered in Port Townsend, Washington with additional offices in Alexandria, Virginia and Dayton, Ohio. Mobilisa derives its revenue from research and development contracts with various branches of the United States government, which primarily entail developing solutions for wirelessly transmitting information over water and developing software applications for mobile, handheld devices. Mobilisa also derives its revenue from selling handheld communication devices with patent-pending software, which allows users to read various forms of identification and compare it to information on databases.

Secure facilities routinely rely on entry point identification checks as an important security measure. The most common verification performed at entry points is a visual check of identification cards presented by individuals attempting to access the facility. Entry point controls are used in a wide variety of settings, including military base entrances, airports, and commercial buildings. There are many challenges associated with visual checks on identification cards. Because of the numerous forms of identification accepted, including driver licenses, military IDs, passports, base-specific badges, and vendor and visitor badges, it is virtually impossible for security officers to memorize each individual format. By using the Mobilisa Defense ID® system, security officers have the ability to instantly view the machine-readable information contained in the identification card’s barcode or magnetic stripe. This information is then immediately checked against over 140 law enforcement databases and the system alerts the guard if the individual matches anyone in any of the databases. This greatly increases efficiency and gives the security officer real-time access to critical information enabling.

In addition to its innovations in identity verification, Mobilisa develops and applies wireless over water (“WOW”) technology. Based on 802.11 standards, WOW uses a mix of terrestrial-based RF band radio and antenna hardware in conjunction with advanced optimization techniques to provide reliable, high speed wireless access coverage for constantly moving watercraft within a local waterway.

Mobilisa’s AIRchitect™ is a tool to aid in the design of optimal wireless networks. It can be used for marine vessels, hangars, office buildings or outdoor facilities. The software uses imported structural drawings and other user input to calculate and display the optimal wireless network based on coverage, signal spill-over, bandwidth, interference, cost and security. AIRchitect™ eliminates the trial and error survey method commonly used in the design of wireless networks and, as a result, users realize a significant life-cycle cost reduction and an increase in network efficiency.

Mobilisa is also designing and developing new products in security and wireless technology. The Mobilisa FAN project created a Line-of-Sight, high-speed, wireless mesh-type network for use in marine and, in particular, naval applications. FAN is currently in its prototype stage with the U.S. Navy. Moreover, FAN technology provides a lower-cost method of integrating multinational naval forces. It also has many potential commercial applications such as port security, shipping coordination and commercial fishing fleet operations. In addition to FAN, Mobilisa is developing a wireless buoy network using a variety of wireless technologies, sensors and instruments that will enable buoys to communicate near real-time data between other buoys and shore for environmental monitoring, analysis and security applications.

A key component of Mobilisa’s business strategy is its commitment to research and development in both ID systems and wireless technologies. Because it is already developing and applying in both areas, Mobilisa is uniquely positioned to continue those efforts. Mobilisa’s believes that its success over the last few years has laid a strong foundation for it to become the leading provider of enhanced security access systems in the nation and to continue to enhance its image as the leading provider and innovator of WOW technologies.

Critical Accounting Policies and the Use of Estimates

The preparation of Mobilisa’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in Mobilisa’s financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include inventory reserves, deferred tax valuation allowances and doubtful accounts and allowances. Due to the inherent uncertainties involved in making estimates, actual results reported in future periods may be different from those estimates.

Mobilisa believes that there are several accounting policies that are critical to understanding Mobilisa’s historical and future performance, as these policies affect the reported amounts of revenue and the more significant areas involving management's judgments and estimates. These significant accounting policies relate to revenue recognition, valuation of inventory, stock based compensation, deferred taxes and commitments and contingencies. These policies and Mobilisa’s procedures related to these policies are described in detail below.

Revenue Recognition and Deferred Revenue

Revenue is generally recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is probable, and there is no future Mobilisa involvement or commitment.

Specific criteria for each revenue type are as follows:

Research and Development - Revenue from research and development contracts are generally with government agencies under cost-plus fixed-fee contracts, where revenue is based on time and material costs incurred. Revenue from these arrangements is recognized as time is spent on the contract and materials are purchased.

Consulting Income - Mobilisa performs consulting services work for other entities. These services are billed based on time and materials. Revenue from these arrangements is also recognized as time is spent on the contract and materials are purchased.

Commercial Products - Mobilisa has revenue arrangements to sell products and services for which they are obligated to deliver products and services. A typical multiple-element arrangement includes handheld units loaded with patented software, installation and training services, database subscription services, and warranties.

Mobilisa applies Emerging Issues Task Force ("EITF") Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” Under EITF 00-21, multiple-element arrangements are assessed to determine whether they can be separated into more than one unit of accounting. In performing the assessment, Mobilisa first applies the separation criteria within FASB Technical Bulletin (“FTB 90-1”), “Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts” to separate the deliverables falling within the scope of FTB 90-1. Multiple-element arrangements are separated into more than one element if all of the following are met:

•	The delivered item(s) has value to the customer on a standalone basis.

•	There is objective and reliable evidence of the fair value of the undelivered item(s).

•
If the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item(s) is considered probable and substantially within Mobilisa’s control.

If all of the above criteria are not met, revenue associated with the arrangement is deferred until the criteria are met on all undelivered elements, or the entire arrangement has been delivered. If objective and reliable evidence of fair value is available for all elements of the arrangement, revenue is allocated to each element based upon the relative fair value of each element to the total arrangement value. The price charged when an element is sold separately generally determines fair value. In the absence of fair value for a delivered element, Mobilisa allocates revenue first to the fair value of the undelivered elements and then allocates the residual value to the delivered elements. In the absence of fair value for an undelivered element, the entire arrangement is accounted for as a single unit of accounting and revenue for the delivered elements is deferred until the undelivered elements have been delivered.

In multiple element revenue arrangements that include software that is more than incidental to the products or services as a whole, software and software-related elements are accounted for in accordance with AICPA Statement of Position (“SOP”) No. 97-2, “Software Revenue Recognition.” Software-related elements include software products and services, as well as any non-software deliverable for which a software deliverable is essential to its functionality. Mobilisa allocates revenue to each element based upon vendor-specific objective evidence (“VSOE”) of the fair value of the element or, if VSOE is not available, by application of the residual method. VSOE of fair value for an element is based upon the price charged when the element is sold separately.

Shipping and handling costs and out-of-pocket expenses reimbursed by customers are included in revenues and cost of revenues and are recognized when incurred.

Revenue for subscriptions and warranties included in the purchase of the commercial product is deferred and recognized over the contractual period, which is typically three years.

Subscriptions - Subscriptions to database information can be purchased for month-to-month, one, two, and three year periods. Revenue from subscriptions are deferred and recognized over the contractual period, which is typically three years.

Warranties - Mobilisa offers enhanced extended warranties for its sales of hardware and software at a set price. The revenue from these sales are deferred and recognized on a straight-line basis over the contractual period, which is typically three years.

Stock-Based Compensation

On January 1, 2006, Mobilisa adopted the fair value recognition provisions of SFAS No. 123(R), “Share-Based Payment” (“SFAS 123R”), which requires measurement of compensation cost for all share-based compensation awards at fair value on date of grant and recognition of compensation cost over the requisite service period.

Through December 31, 2005, stock options issued to consultants and other non-employees were accounted for in accordance with EITF No. 96-18 “Accounting for Equity Instruments That Are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”), where the options were either valued at the known fair value of services received or the calculated fair value using the Black-Scholes model. Compensation expense is recognized over the requisite service period. Compensation cost recognized under EITF 96-18 was $71,003 and $41,374, for December 31, 2005 and 2004, respectively.

Prior to January 1, 2006, Mobilisa accounted for stock-based payments to employees and directors under the recognition and measurement provisions of Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Options Issued to Employees,” and related interpretations, as permitted by SFAS No. 123, “Accounting for Stock-Based Compensation.” In accordance with APB 25, stock option expense was recognized based on the intrinsic value method whereby any difference between exercise price and fair value of the Common Stock on the date of grant was recognized as stock option compensation expense ratably over the vesting period. As all stock options granted to employees and directors through December 31, 2005, were granted with an exercise price equal to the fair value of the Common Stock at the date of grant, no expense was recognized though December 31, 2005.

Mobilisa adopted SFAS 123(R) using the prospective transition method whereby compensation cost recognized subsequent to January 1, 2006, includes compensation cost for all stock options granted, modified, repurchased, or cancelled subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). Mobilisa amortizes stock compensation cost ratably over the requisite service period (typically the vesting period). Additionally, under this transition method, stock options that were outstanding at the date of adoption of SFAS 123(R) continue to be accounted for using the accounting principles originally applied to them. For the year ended December 31, 2006, Mobilisa recognized $81,756 of additional non-cash, share-based compensation expense due to the adoption of SFAS 123(R), which decreased net income by such amount. The financial results for the prior periods have not been restated.

The following table illustrates the effect on net income or loss for the years ended December 31, 2005 and 2004, if Mobilisa had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

	2005	2004
Net income (loss), as reported	$(203,255)	$104,142
Stock-based employee compensation expense included in net income (loss), as reported	-	-
Less: Total stock-based employee compensation expense determined under the fair value based method for all awards, net of tax effects	49,133	17,760
Pro forma net loss	$(252,388)	$86,382

Income Taxes

Mobilisa complies with SFAS No. 109, “Accounting for Income Taxes,” which requires Mobilisa to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in Mobilisa's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The difference between taxes computed by applying the U.S. tax rate in effect and the actual tax expense or benefit recorded is due to the valuation allowance on Mobilisa’s deferred tax assets and varying tax rates between years presented. Mobilisa evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realization of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

Liquidity and Capital Resources

                Mobilisa’s sole source of cash is from operations. As of September 30, 2007, Mobilisa had $258,061 cash on hand. On the same date in the prior year, September 30, 2006, Mobilisa had $2,369 cash on hand. Cash generated from operating activities for the nine months ended September 30, 2007 was $130,680, an increase of  $363,049 over the cash used in operating activities for the nine months ended September 30, 2006.  For the nine months ended September 30, 2007, accounts receivable totaled $1,791,224. Mobilisa anticipates full collection from these accounts by the first quarter 2008. Mobilisa has a $250,000 revolving line of credit with Bank of America.  As of September 30, 2007, Mobilisa had borrowed $184,187 on this line of credit primarily for purchase of inventory.  This was repaid in fourth quarter 2007 and Mobilisa does not currently have any debt outstanding.  Historically, Mobilisa has been funded solely by cash from operations and, from time to time, non-interest loans from its founders.  Not taking into account Mobilisa’s proposed merger with Intelli-Check, Mobilisa currently expects that Mobilisa’s cash on hand and cash resources from accounts receivable, as well as from the significant amount of deferred revenues, will be sufficient to meet Mobilisa’s anticipated working capital and capital expenditure requirements for at least the next twelve months.

Off-Balance Sheet Arrangements

Mobilisa has never entered into any off-balance sheet financing arrangements and have never established any special purpose entities. Mobilisa has not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Contractual Obligations Mobilisa has several lease agreements for office and storage space. As of September 30, 2007, future minimum lease payments under the lease agreements were as follows for the years ending December 31:

Through end of 2007	$71,961
2008	219,701
2009	205,868
2010	84,869
2011	74,985
Thereafter	418,669
$1,076,053

Commitments and Contingencies

The above listing is not intended to be a comprehensive list of all of Mobilisa’s accounting policies. In many cases, the accounting treatment of a particular transaction is specifically dictated by generally accepted accounting principles, with no need for management's judgment in their application. There are also areas in which management's judgment in selecting any available alternative would not produce a materially different result.

On August 8, 2007, Mobilisa and Intelli-Check entered into an agreement in principle to combine the two companies. The terms of the agreement in principle provide that Mobilisa will become a wholly-owned subsidiary of Intelli-Check and that shares of Intelli-Check will be issued to the Mobilisa shareholders such that the two companies will each have 50%-ownership in the combined company. Mobilisa shareholders will also exchange their shares and options for Intelli-Check shares and options. The combination is anticipated to be structured as a “tax-free reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. It is anticipated that the merger will close in the first quarter of 2008.

Results of Operations

COMPARISON OF THE NINE MONTHS ENDED SEPTEMBER 30, 2007 TO THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (unaudited)

REVENUE. Revenue increased $2,033,217 or 100.2% from $2,029,928 for the 9 months ended September 30, 2006 to $4,063,145 for the 9 months ended September 30, 2007. Revenues for the 9 months ended September 30, 2007 consisted of revenue from research and development contracts of $1,278,664, revenues from consulting income of $889,378 and commercial sales of $1,895,103. Sales of Mobilisa’s commercial product of Defense ID® increased significantly and accounted for 46.6% of overall revenue. Consulting income accounted for 21.9% of overall revenue and research and development income accounted for 31.5%. Deferred revenue for the 9 months ended September, 30, 2007 for Defense
ID®  subscriptions and warranties was $1,013,667, less the current portion of $461,674, or $551,993.

GROSS PROFIT. Gross profits increased by $1,513,257, or 82.6%, from $1,831,137, for the 9 months ended September 30, 2006 to $3,344,394 for the 9 months ended September 30, 2007. It is expected that gross profits will continue to increase due to the projected increase of commercial sales, which have a higher profit margin than other areas of the business.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, increased 57.8% from $1,887,793 for the 9 months ended September 30, 2006 to $2,979,653 for the 9 months ended September 30, 2007. The increase was primarily due Mobilisa’s decision to expand its office space in Alexandria, Virginia from 1,333 square feet to 3,289 square feet. This resulted in a 79.2% increase in rent (from $85,118 to $151,641) and a 55.6% increase in overall general administrative expenses (from $463,505 to $721,346). Salaries and wages increased by 56.4%(from $1,241,356 to $1,941,702).

INCOME TAXES. The valuation allowance on deferred tax assets for the periods ended September 30, 2007, and December 31, 2006, changed by $51,200 and $11,008 respectively. As of September 30, 2007, and December 31, 2006, Mobilisa had no federal net operating loss carryforwards.

NET INCOME. As a result of the factors noted above, net income increased by $344,108 from ($117,795) for the 9 months ended September 30, 2006, to $226,313 for the 9 months ended September 30, 2007. The change in net income is primarily due to an increase in commercial sales. Based on current orders of Defense ID®, that were issued just prior to the end of the government fiscal year (September 30), Mobilisa expects revenue to be even stronger in the 4th quarter for commercial sales of Defense ID as the orders are completed and invoiced.

RELATED PARTY TRANSACTIONS. Mobilisa leases office space from a company which is wholly owned and controlled by Mobilisa’s majority owners. For the nine months ended September 30, 2007 and 2006 total rental payments for this office space was $56,240 and $56,240. Mobilisa entered into a 10-year lease for the office space ending in 2017. The majority owners, who are members of management, have guaranteed all credit lines of Mobilisa.

GOVERNMENT OVERHEAD RATES. Revenue earned on government research and development contracts include amounts based on operating costs using a computed overhead rate that is adjusted each year. As a result of the standard yearly audit by the Defense Contract Audit Agency of the 2004 overhead rate, it was determined that Mobilisa was using an incorrect rate, which resulted in an overcharge of overhead costs. An amount of $55,633 has been accrued as of December 31, 2004, and is included in accrued expenses as of September 30, 2007.

SUBSEQUENT EVENTS In November 2007, Mobilisa signed a definitive agreement with Intelli-Check, Inc., to combine the two companies on a basis of a merger of equals. The merger is subject to the approval by the shareholders of both companies.

CASH FLOWS In 2006, Mobilisa’s accounts receivables increased due to a large volume of services provided at the end of 2006 for which Mobilisa received payment in the beginning of 2007. Mobilisa received payment for the entire outstanding amount of $654,337 in accounts receivable. In addition, Mobilisa paid off all of its outstanding debt in 2007.

COMPARISON OF THE YEAR ENDED DECEMBER 31, 2006 TO THE YEAR ENDED DECEMBER 31, 2005

REVENUE. Revenue increased $1,158,477, or 51%, from $2,264,989 for the year ended December 31, 2005 to $3,423,466 for the year ended December 31, 2006. Revenues for the period ended December 31, 2006 consisted of revenue from research and development contracts of $1,651,801, revenues from consulting income of $796,592 and commercial sales of $975,073. Sales of Mobilisa’s Defense ID® product continued to increase and accounted for 28.5% of overall revenue. Consulting income increased due to the award of two significant contracts; a contract from Telus of Canada to install wireless internet on the British Columbia Ferry routes and a contract from the Washington State Ferry System to develop a high speed data capability for sending streaming video from the ferries to the shore. Consulting income accounted for 23.3% of overall revenue. This indicates Mobilisa’s success at diversifying its revenue sources. Deferred revenue for the year ended December 31, 2006 for Defense ID® subscriptions and warranties was $300,487, less current portion of $162,729, for $137,758.

GROSS PROFIT. Gross profits increased by $1,026,561, or 54.7%, from $1,875,866 for the year ended December 31, 2005 to $2,902,427 for the year ended December 31, 2006. It is expected that gross profits will continue to increase because of the projected increase in commercial sales and consulting income, which are a higher margin business than other businesses Mobilisa is engaged in.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, increased 31.3%, from $2,105,124 for the year ended December 31, 2005 to $2,765,069 for the year ended December 31, 2006. The increase was primarily due Mobilisa’s decision to open offices in Alexandria, Virginia and Dayton, Ohio. The Virginia office was opened in February 2006 and consists of 1,333 square feet of class A office space located at suite 440, 1800 Diagonal Street, Alexandria, VA 22314. The Ohio office was opened in November and consists of 931 square feet located at suite 176, 4141 Colonel Glen Hwy, Beavercreek, OH 45431. Significant increases in general and administrative expenses include a 148.3% increase in rent (from $49,238 to $122,258) due to new office locations; 164.5% in utilities (from $8,828 to $23,345) mostly attributable to due to new office locations; 140.8% in research vessel - $11,594 to $27,924 due to paying off remainder of loan.

INCOME TAXES. The valuation allowance on deferred tax assets for the years ended December 31, 2006 and 2005, changed by $11,008 and $13,780 respectively. As of December 31, 2006, Mobilisa had no federal net operating loss carryforwards.

NET INCOME. As a result of the factors noted above, net income increased by 131.1% from a loss of $203,255 for the year ended December 31, 2005, which included $71,003 of non-cash expenses to $63,158 for the year ended December 31, 2006, which included $81,756 of non-cash expenses. The increase in net income is primarily due to an increase in commercial sales and consulting fees.

GOVERNMENT OVERHEAD RATES. Revenue earned on government research and development contracts include amounts based on operating costs using a computed overhead rate that is adjusted each year. As a result of the standard yearly audit by the Defense Contract Audit Agency of the 2004 overhead rate, it was determined that Mobilisa was using an incorrect rate, which resulted in an overcharge of overhead costs. An amount of $55,633 has been accrued as of December 31, 2004, and is included in accrued expenses as of December 31, 2006, 2005, and 2004.

CASH FLOWS. Cash flow from operations decreased from $144,843 for the year ended December 31, 2005 to $47,647 for the year ended December 31, 2006. The main reason for the change in cash flow was due to an increase in accounts receivable from a positive $272,488 for the year ended December 31, 2005 to a negative $654,337 for the year ended December 31, 2006 as well as an increase in prepaid expenses. Accounts receivable saw a large increase due to a high volume of services provided in December 2006 that were collected in January 2007. In addition, cash from financing increased from negative $40,535 in the year ended December 31, 2005 to positive $129,893 for the year ended December 31, 2006. There were no material commitments for capital expenditures for the year ended December 31, 2006.

COMPARISON OF THE YEAR ENDED DECEMBER 31, 2005 TO THE YEAR ENDED DECEMBER 31, 2004.

REVENUE. Revenues increased $583,049, or 34.7%, from $1,573,006 for the year ended December 31, 2004 to $2,264,989 for the year ended December 31, 2005. Revenues for the period ended December 31, 2005 consisted of revenue from research and development contracts of $2,149,376, revenues from consulting income of $72,572 and commercial sales of $43,041. Late in 2005, Mobilisa introduced a new commercial product called Defense ID® which is a mobile ID security system consisting of handheld devices, the software application, warranties, and a renewable subscription service for customer access to “persons of interest” databases. The system is gaining in popularity among military installations across the country to aid Law Enforcement and Security personnel in identifying suspicious individuals seeking access to military installations. After the initial customer payment for the system, the subscription service will provide a recurring revenue stream. Deferred revenues for the year ended December 31, 2005 for Defense ID® subscriptions was $3,960, less the portion of $3,960, or $0.

GROSS PROFIT. Gross profits increased by $411,140, or 28.1%, from $1,464,726 for the year ended December 31, 2004 to $1,875,866 for the year ended December 31, 2005. The growth in gross profits primarily resulted in the additional hiring of employees who were directly billable to existing research and development contracts increasing the revenue for labor.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, increased 52.9% from $1,265,226 for the year ended December 31, 2004 to $2,105,124 for the year ended December 31, 2005. Significant increases in general and administrative expenses, included a 76.2% increase in utilities (from $5,009 to $8,828); a 200.7% increase for vehicles (from $2,721 to $8,183) due to repairs to the Research Vessel, a 393.3% increase in insurance (from $1,220 to $6,007), a 1,000.7% increase in website design(from $882 to $9,709) due to hiring an outside graphic design firm, a 202.9% increase in postage and shipping costs (from$4,331 to $13,119) due to increase of distribution of marketing materials, a 120.8% increase in office expenses (from$41,291 to $91,166) due to continued growth and need for new computers, equipment and software a 989.7% increase in recruiting expenses (from $1,457 to $15,875) due to a relocation allowance for Mobilisa’s Chief Technical Officer, a 107.5% increase in employee education (from $11,743.16 to $24,365); a 190.5% increaase for legal services (from $27,232 to $79,096) due to attorney fees for trademark, intellectual property and email court case litigation; a 3,718.0%increase in consultant fees (from $1,417 to $54,120) for hiring of two specialized Business Development Consultants and payment to Chairman of the Board a 130.9% increase in indirect travel (from $34,269 to $79,113) due to increase travel of sales personnel, a 71.6% increase in stock based compensation expense (from $41,374 to $71,003 due to options granted to the Chief Technical Officer, a 59.5% increase in employee expenses (from $845,053 to $1,347,605) due to salary increases, new hires and increase in health benefits.

INCOME TAXES. The valuation allowance on deferred tax assets for the years ended December 31, 2005 and 2004 changed by $13,780, and $28,855, respectively.

For the year ended December 31, 2004, Mobilisa utilized net operating loss carryforwards of $45,818 to offset federal income taxes owed. As of December 31, 2005, Mobilisa had no federal net operating loss carryforwards.

NET LOSS. As a result of the factors noted above, Mobilisa incurred a net loss of $104,142 for the year ended December 31, 2004, which included $41,374 of non-cash expenses to ($203,255) for the year ended December 31, 2005, which included $71,003 of non-cash expenses. The net loss is primarily due to hiring a Chief Technical Officer and two Business Development Consultants as well as increased attorney fees. Mobilisa believed that it would benefit from filling the Chief Technical Officer position and the addition of the Business Development Personnel would increase potential business opportunities.

GUARANTEES. Beginning in 2004, Mobilisa began leasing office space from Eagle Coast, LLC, which is wholly owned and controlled by Mobilisa majority owners. The Eagle Coast’s entire operations consist of the leased property and related bank debt. Mobilisa is a guarantor of the loans for the leased property. As of December 31, 2006, Mobilisa's maximum exposure to loss is $450,187.

Under FASB Interpretation (“FIN”) No. 46 (revised December 2003) “Consolidation of Variable Interest Entities an Interpretation of ARB No. 51,” companies are required to consolidate a related variable interest entity (“VIE”) when the reporting company is the "primary beneficiary" of that entity and holds a variable interest in the VIE. The determination of whether a reporting company is the primary beneficiary of a VIE ultimately turns on whether the reporting entity will absorb a majority of the VIE’s anticipated losses or receive a majority of the VIE’s anticipated gains.

Mobilisa analyzed its transactions with and relationship to the Eagle Coast, LLC and concluded that it had an implicit variable interest in the Eagle Coast, LLC. However, the primary beneficiary, based on an assessment of what entity absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests, is the common owners. Accordingly, Mobilisa is not required to consolidate the operations of Eagle Coast, LLC.

RELATED PARTY TRANSACTIONS. The majority owners, who are members of management, loan money to Mobilisa from time to time. The loans bear no interest and are payable upon demand. As of December 31, 2005, and 2004, amounts owed to related parties were $0, and $12,900, respectively. Mobilisa leases office space from a Eagle Coast, LLC, which is wholly owned and controlled by Mobilisa’s majority owners. For the years ended December 31, 2005, and 2004, total rental payments for this office space were $48,957, and $23,508. Mobilisa entered into a 10-year lease for the office space ending in 2017. The majority owners, who are members of management, have guaranteed all debt of Mobilisa.

GOVERNMENT OVERHEAD RATES. Revenue earned on government research and development contracts include amounts based on operating costs using a computed overhead rate that is adjusted each year. As a result of the standard yearly audit by the Defense Contract Audit Agency of the 2004 overhead rate, it was determined that Mobilisa was using an incorrect rate, which resulted in an overcharge of overhead costs. An amount of $55,633 has been accrued as of December 31, 2004, and is included in accrued expenses as of December 31, 2005, and 2004.

CASH FLOWS. Cash flow from operations increased from negative $1,792 for the year ended December 31, 2004 to positive $144,843 for the year ended December 31, 2005. The positive cash flow from operations was partially offset from paying off a debt instrument in the amount of $40,535 for the year ended December 31, 2005. There were not material commitments for capital expenditures for the year ended December 31, 2005.

INFORMATION ABOUT INTELLI-CHECK

Overview

Intelli-Check was originally incorporated in the state of New York in 1994. In August 1999, Intelli-Check reincorporated in Delaware. Intelli-Check is in the business development and marketing of an advanced identity documents verification system as part of its identity management and productivity enhancement solutions. Intelli-Check is a Microsoft® Certified Partner. Intelli-Check’s technology addresses problems such as:

▪
Commercial Fraud - which may lead to economic losses to merchants from check cashing, debit and, credit card as well as other types of fraud such as identity theft that principally utilize fraudulent identification cards as proof of identity;

▪
Unauthorized Access - Intelli-Check’s systems and software are designed to increase security and deter terrorism at airports, shipping ports, rail and bus terminals, military installations, high profile buildings and infrastructure where security is a concern;

▪
Underage Access to Age Restricted Products and Services - Intelli-Check’s systems and software are designed to determine the customer’s age as well as the validity of the encoded format on identification documents, to detect and prevent the use of fraudulent identification for the purchase of alcohol, tobacco and other age-restricted products and services and to reduce the risk to the retailer of substantial monetary fines, criminal penalties and the potential for license revocation for the sale of age-restricted products to under-age purchasers; and

▪
Inefficiencies Associated With Manual Data Entry - by reading encoded data contained in the bar code and magnetic stripe of an identification card with a quick swipe or scan of the card, where permitted by law, customers are capable of accurately and instantaneously inputting information into forms, applications and the like without the errors associated with manual data entry.

Products and Services

ID-Check® technology

Intelli-Check’s patented ID-Check® technology is its advanced document verification software. ID-Check® is contained in Intelli-Check’s software products, and is capable of reading and verifying in one swipe or scan the encoded format contained on U.S. and Canadian driver licenses, state issued non-driver identification cards and military IDs. Intelli-Check’s technology has the ability to verify the encoded formats on all currently encoded documents, even those that do not comply with the standards of the American Association of Motor Vehicle Administrators (AAMVA), the American National Standards Institute (ANSI) and the International Standards Organization (ISO).

ID-Check® SDK

Intelli-Check’s software product, ID-Check® SDK, is designed for software developers that wish to incorporate Intelli-Check’s ID-Check® technology into their applications. It contains Intelli-Check’s proprietary technology, as well as a device controller, which is also capable of reading the smart chip contained in the military CAC. Intelli-Check currently has multiple license agreements with third parties for integration and sub-licensing of Intelli-Check’s software applications into their core applications. The SDK is available for multiple platforms such as Microsoft® Windows, Windows Mobile, AIX and certain versions of Linux and it can easily be ported to other platforms as the need arises.

ID-Check® POS

ID-Check® POS is a software application that runs on multiple VeriFone devices, such as the Omni 37xx series. Intelli-Check’s software uses both the onboard magnetic stripe reader and an optional external 2-D bar code reader that plugs into an open port on the back of the unit. The terminal has an integrated, high-speed thermal printer. The VeriFone devices are multi-application terminals that allow the ID-Check® software to run side by side with credit card processing software as well as other value added software applications certified by VeriFone. Intelli-Check has been designated as a VeriFone value added partner.

C-Link® software

Intelli-Check’s C-Link® software, which is a networkable data management software works in conjunction with Intelli-Check’s ID-Check® POS application that runs on multiple VeriFone secure electronic payment terminals or with Intelli-Check’s data capture modules. It may be used only where permitted by law, since certain jurisdictions restrict using this information without customer consent. It allows the user to instantly view data from driver licenses as well as from the smart chip contained on the military common access card (CAC), for further verification and then archives it into a personal computer. C-Link® can be used on a stand alone personal computer or in a network environment. It contains features such as alerts, watch lists, and recurring entry.

ID-Check® PC

ID-Check® PC is a software solution that is designed to replicate the features of ID-Check® for Windows based platforms and is a Microsoft® Gold certified product. ID-Check® PC is designed to read the smart chip contained in the CAC card.

ID-Traveler

ID-Traveler is a software solution that can electronically compare two forms of government issued IDs instantaneously and determine whether the common fields match (e.g. name, address, date of birth). Should the fields match, the information is highlighted in one color. If the fields do not produce a match, the information is highlighted in a different color. Two forms of identification that are frequently used include driver licenses, state issued ID cards, military IDs, passports, border crossing cards and visas. The program also has the ability to store the images of the documents provided for proof of ID and has the ID-Prove module embedded so that with Internet connectivity it can generate a series of questions to test one’s claimed identity.

ID-Prove

ID-Prove is a software solution that is intended to add additional layers to IDN’s identity management suite of products. ID-Prove, when prompted, will provide an end user a variable number of “out of wallet” questions about that individual. These questions seek to ensure that the individual in question is truly who they claim to be. Currently, the ID-Prove product is not sold separately, but is integrated into Intelli-Check’s ID-Traveler and ID-Check® Portal products.

ID-Check® Mobile

ID-Check® Mobile is the designation for multiple hand held devices that Intelli-Check offers its customers. The form-factor is a small, lightweight mobile computer with a durable housing design that has 2-D bar code, magnetic stripe and/or Smart card reading capabilities. By allowing the user to move between locations, ID-Check® Mobile products provide the ability to check the encoded format of ID documents at multiple entry points. It additionally has the capability of providing a yes/no response when used for age verification purposes.

ID-Check® BHO

This software product, formerly called the Web Form Filler product, is a Browser Helper Object (BHO) for Internet Explorer. The BHO allows customers to seamlessly integrate Intelli-Check’s core ID-Check® technology into their web based applications. The BHO can be programmed through a series of drop down menus to populate driver license data in the fields of specific web pages based on web page URLs and web page field names. The technology also provides the ability to check the encoded formats of ID documents.

Data Collection Devices

Intelli-Check’s software products are designed for use with multiple data collection devices, which are commercially available in various compact forms and may contain either one or both of two-dimensional bar code and magnetic stripe readers. These devices enable Intelli-Check’s software applications to be used on a variety of commercially available data processing devices, including credit card terminals, PDAs, tablets, laptops, desktops and point-of-sale terminals. Many of these devices contain an electronic serial number (ESN) to prevent unauthorized use of Intelli-Check’s software.

New Products and Services

ID-Check® Portal

The ID-Check® Portal product is designed to support a variety of industries, including financial, retail and government in their “in-person” proofing process, by verifying the encoded format of government issued IDs as well as performing additional layers of security checks to assist in proving the claimed identity of the individual presenting such documents for identification purposes. The product has the capability of checking over 400 public data bases to match information such as the address, date of birth, telephone numbers and social security number against known information as well as the driver license number, where available. It has an option of providing a series of multiple choice questions, for the person being identified to answer, by utilizing the ID-Prove software solution. The questions are of such a nature that only the real person would know the proper response.

ID-Check® Technology integrated with 3RD Ring’s Genuine Document System (GDS)

In December 2006, Intelli-Check entered into an agreement with 3RD Ring pursuant to which Intelli-Check agreed to integrate and jointly market the two companies’ combined technologies. The combined system provides users with little or no document examination experience with a simple, secure and cost effective means of verifying the authenticity of government issued identification documents.  It is capable of verifying the encoded formats on U.S. and Canadian driver licenses, U.S. and provincial non-driver IDs, military IDs, U.S and international passports, and U.S Resident Alien cards.  Additionally, the system is capable of verifying the security and forensic features, including holograms and other optical variable characteristics, for these as well as other government issued documents such as U.S Social Security cards.  This powerful enhanced document verification system will be jointly marketed to government agencies, law enforcement agencies and the private sector.

Instant Credit Application Kiosk Software Applications

These are custom software applications that Intelli-Check has developed for a variety of major financial service companies.  The software installed on multiple kiosk devices provides the customers of the major financial service companies with the ability to perform in-store instant credit approval on these devices. The hardware platforms, on which the software applications run, range from stationary devices to handhelds to tablet PCs. The process involves the swiping or scanning of the driver license to verify the encoded format and after verification, the information parsed from the encoded data is populated into the proper fields on the application displayed on the kiosk. The applicant then completes the application by entering the remaining required information that is not encoded on the driver license, such as social security and telephone numbers. The software application then sends the data to the financial service company’s back-end “decisioning” tool for credit approval.  If approved, the applicant is granted instant credit which can then be used to make purchases.

ID-Check® Focus and ID-Cap67™ Handheld Imager

These handheld imager based bar code readers are designed to increase employee productivity while streamlining business processes in multiple business sectors such as retail, healthcare, government and security. These devices have the ability to capture images of ID documents and deliver the document clarity required to streamline recordkeeping, thus replacing paper-based files with electronic filing.

Upgrade Capability

Intelli-Check’s software requires periodic updates as states and provinces adjust or modify the format of their electronically stored information. Jurisdictional updates can be distributed in a variety of ways depending on the product in use. Intelli-Check’s technology can be upgraded by the installation of a file sent on an SD card, CD and/or e-mail to the customer. One of Intelli-Check’s products can be upgraded by modem using a dial-up phone connection. Jurisdictional Updates are included in the purchase price of Intelli-Check products, for the first year after purchase. Intelli-Check sells upgrade packages for the period commencing after the first year of product purchase.

Background on Identification Documentation

Driver license

The driver license is the most widely used form of government issued photo identification. The Real ID Act, which became federal law in May 2005, recognizes that the driver license is also a quasi-identification card. In addition to its primary function, the driver license is used to verify identity for social services, firearm sales, check cashing, credit card use and other applications. There are approximately 245 million driver licenses in circulation in the U.S. and Canada. Intelli-Check’s technology can read the data on all currently encoded licenses, even those that do not comply with the AAMVA/ANSI/ISO standards. Intelli-Check believes that its technology is able to read over 230 million of those issued at the current time. Currently, the fifty states, the District of Columbia, and ten Canadian provinces encode their licenses. Intelli-Check believes that the number of readable licenses will continue to grow as the three Canadian Provinces that have either not yet encoded their license or completed a rotation with encoding begin to encode and U.S. jurisdictions that have recently begun to encode complete their rotations.

Non-driver identification card

Since many people do not have a driver license, numerous jurisdictions offer other identification cards that may contain encoded information. These non-driver identification cards, as well as military IDs, are fundamentally identical to driver licenses. Because driver licenses are the most widely used form of legally acceptable government documentation, Intelli-Check refers to all these types of legally acceptable governmental identification documents as driver licenses. Intelli-Check’s ID-Check® software is equally capable of performing its function with these other types of government identification.

Scope of Authentication Capabilities

Intelli-Check believes that it is the only company that can machine read and verify the format contained on the machine readable zone on all of the North American encoded driver licenses and non-driver IDs issued by the U.S. states and Canadian provinces.

Regulation of Retailers of Tobacco Products and Alcoholic Beverages

In an effort to combat the problems of underage drinking and smoking, many states and Canadian provinces have enacted laws requiring businesses that sell age-restricted products to verify the IDs of potential customers to determine that they are of legal age to purchase these products. These laws impose stringent penalties for violations. New federal regulations have been enacted that place a greater burden on retailers to prevent the sale of tobacco products to minors. Clerks are required to check the photo ID of anyone trying to purchase tobacco products that appears to be under the age of 27, and in several states a retailer of alcoholic products who sells to an underage person could face potential fines, suspension of its license or the potential outright revocation of its license to sell alcoholic beverages. Additionally, in states where enacted, dram shop laws allow a person who is injured by any obviously intoxicated person to file a claim for relief for fault against any person who knowingly sells alcoholic beverages to a person less than 21 years of age. As a result of law enforcement efforts and regulatory penalties, Intelli-Check believes retailers that sell alcohol and tobacco, such as liquor stores, bars and convenience stores, are facing increased pressure to accurately verify the age of their customers. There is legislation currently pending or proposed in some U.S. states that would make it mandatory to utilize electronic scanning devices by sellers of age-restricted products such as alcohol and tobacco.

Current Challenges Associated with Verifying Identification Documents

The high-tech revolution has created a major problem for those who rely on identification documents. In an age where scanners, computers and color printers are commonplace, fake IDs of the highest quality are easily obtainable from a number of locations including college campuses and from multiple sites on the Internet. These fakes appear so real, even law enforcement agencies have encountered difficulty distinguishing them from legally issued documents. Additionally, these high-tech devices have the ability to easily alter properly issued IDs. Therefore, anyone can gain access to a false identity that gives them the ability, in a commercial transaction, to present fake and stolen credit cards or checks that are supported by false identification. Additionally, starting with only a fraudulent driver license, an individual may be able to create multiple identities, commit fraud, buy age restricted products such as alcohol and tobacco while underage, evade law enforcement and engage in other criminal activities, such as:

• committing identity theft;	• gaining entrance to high profile buildings and sensitive infrastructures, such as nuclear facilities;

• improperly boarding airplanes;	• illegally purchasing firearms;

• committing credit card, debit card and check cashing fraud;	• purchasing age restricted products such as alcohol and tobacco while under age;

• unlawfully obtaining welfare or other government benefits;	• committing employee fraud, including employee theft and payroll theft; and

• committing refund fraud;	• engaging in medical fraud.

• committing pharmacy fraud, including false narcotic prescriptions;

Given the ease with which identification can be falsified, simply looking at a driver license may not be sufficient to verify age or identity and determine whether or not it is fraudulent. Since merchants are facing significant economic losses due to these frauds, Intelli-Check believes that a document verification system which can accurately read the electronically stored information is needed. Intelli-Check possesses a patented software application technology that provides an analysis of the data contained on the encoded formats of these identification documents by reading and analyzing the encoded format on the magnetic stripe or bar code on the driver license and comparing it against known standards.

ID-Check® Solutions and Benefits

Intelli-Check believes that ID-Check® and Intelli-Check’s family of software solutions contain the most advanced, reliable and effective technology, providing users with an easy, reliable, and cost-effective method of document and age verification. Intelli-Check has received encoding formats from all of the issuing jurisdictions in North America. This information, combined with Intelli-Check’s patented technology, enables all of Intelli-Check’s ID-Check® software products to read, decode, process and verify the encoded formats on driver licenses. Intelli-Check’s ID-Check® Portal product can verify the claimed identity of the individual in question as well. As jurisdictions change their documents and guidelines, Intelli-Check believes its software can be adapted to these changes.

ID-Check® software does not require a connection to a central database to operate, thus negating privacy concerns. Many of Intelli-Check’s products have the ability to operate add-on peripherals such as printers, fingerprint readers and other devices.

The ID-Check® process is quick, simple and easy to use. After matching the (driver license) photograph to the person presenting the document for identification, the user simply swipes the driver license through the data capture device if the card has a magnetic stripe or scans it if it has a bar code. The software quickly determines if:

•	the format of the document is valid;

•	the document has been altered or is fake, by displaying the parsed, encoded data for comparison with the printed information;

•	the document has expired; and

•
being used for age verification, the encoded data contains a date of birth indicating an age that is equal to or greater than the legal age to purchase age restricted products, such as alcohol and tobacco.

Then, the ID-Check® software applications can:

•	respond to the user by displaying the format validation result and the parsed information;

•	save information that is permissible by law to memory; and

•	print a record of the transaction including the verification results, if a printer is part of the hardware configuration.

Strategy

Intelli-Check’s objective is to be a leading provider of productivity enhancement and identity management solutions. These solutions include Intelli-Check’s identity verification technology systems and software in the work-flow, commercial fraud protection, access control and age verification markets. Key elements of Intelli-Check’s strategy are as follows:

Productivity Enhancement. Because of Intelli-Check’s recent successes in the retail vertical market and Intelli-Check’s entrance into the financial services vertical, Intelli-Check markets its technology as a key productivity enhancement tool. Intelli-Check’s patented ID-Check® software can add functionality to virtually any given software application to automatically populate fields within a given form, when a government-issued photo ID is presented.  The automation that results from the intelligence added to the form dramatically increases throughput and data integrity, and it significantly enhances the customer's experience.

Develop Additional Strategic Alliances with Providers of Security Solutions. Intelli-Check has entered into strategic alliances to utilize its systems and software as the proposed or potential enrollment application for their technologies and to jointly market these security applications with multiple biometric companies: Northrop Grumman, EDS and the Anteon division of General Dynamics, integrators in the defense industry; Intermec, Metrologic and Motorola, hardware manufacturers; and Digimarc and Viisage, now part of L1 Identity Solutions, Inc., producers of driver licenses for approximately 90% of the jurisdictions in North America. Intelli-Check believes these relationships will broaden its marketing reach through their sales efforts and Intelli-Check intends to develop additional strategic alliances with additional providers of security solutions.

Strengthen Sales and Marketing Efforts. Intelli-Check intends to capitalize on the growth in demand for age and document verification by continuing to market and support its systems and software. Intelli-Check’s sales and marketing departments are organized by target market rather than geographic area to provide focus and create experts in each area.

Enter into Additional Licensing Agreements. Intelli-Check intends to continue to license its software for use with a customer’s system. Intelli-Check is currently licensing its ID-Check® SDK and C-Link® software products for Windows and Windows CE platforms and intend to similarly continue to license its ID-Check® PC and ID-Check® PDA software solutions. Intelli-Check’s software is intended to be used with a compatible hardware device. Intelli-Check has entered into multiple licensing agreements to date.

Protect Intellectual Property. Intelli-Check intends to strongly protect its intellectual property portfolio in order to preserve value and obtain favorable settlements where warranted. For example, in February 2003, Intelli-Check filed suit against CardCom, Inc. d/b/a CardCom Technology, Inc. claiming that CardCom had infringed one of Intelli-Check’s patents. Subsequently, Intelli-Check entered into a patent licensing agreement with CardCom effective March 2003 which provided for a non-exclusive three year license in connection with the manufacture, use and sale of CardCom’s age verification products in the United States and Canada. Effective March 12, 2006, Intelli-Check renewed the licensing agreement with CardCom for an additional five years. Intelli-Check also filed a patent infringement lawsuit against Tricom Card Technologies, Inc. in July 2003, which is currently being litigated.

Intelli-Check’s Revenue Sources

Intelli-Check derives its revenue from the following sources:

•	Sales of Intelli-Check’s systems by Intelli-Check’s own direct sales force and marketing partners;

•	Per transaction or subscription fees from the licensed use of Intelli-Check’s technology;

•	Royalties and licensing fees from licensing Intelli-Check’s patented technology to third parties;

•	Revenue sharing and marketing arrangements through strategic alliances and partnerships; and

•	Sale of software upgrades and extended maintenance programs.

Intelli-Check’s Target Markets

The use of false identification cards, primarily driver licenses and non-driver identification cards, to engage in commercial fraud, to gain access to unauthorized areas and to gain entry to critical infrastructure, or to purchase products from establishments that sell age-restricted items, is common. Given the ease with which identification can be falsified, Intelli-Check believes that simply looking at a driver license may not be sufficient to verify age or identity and determine whether or not such an identification card is fraudulent. Since merchants are facing significant economic losses due to these frauds, Intelli-Check believes that what they need is a document verification system, which can accurately read the electronically stored information. Intelli-Check targets the markets that would most benefit from Intelli-Check’s systems and software.

In the past twelve months, Intelli-Check has marketed its products to opportunities where Intelli-Check’s ID-Check® technology can be used to enhance productivity. Intelli-Check has made significant progress in the marketplace for the retail issuance of instant credit. Intelli-Check believes there is a financial benefit and a compelling business model for customers in this marketplace to utilize its technology.

Productivity Enhancement

• Mass merchandisers and retailers	• Auto dealerships and rental car agencies

• Banks and other financial institutions	• Casino for enrollment of guests

• Credit unions	• Hospital patient admissions

• Credit card issuers	• Lodging Industry

• Check cashing services	• Airlines

Commercial fraud protection

• Mass merchandisers and retailers	• Auto dealerships and rental car agencies

• Banks and other financial institutions	• Casino cage operations

• Credit unions	• Hospitals, medical facilities and health plans

• Credit card issuers	• Lodging Industry

• Check cashing services	• Pharmacies

Access control

• Airports and airlines	• Nuclear facilities

• Departments of Motor Vehicles	• Oil refineries and storage facilities

• Prisons	• Military establishments

• Law enforcement agencies	• College Campuses

• Notable buildings	• Department of Homeland Security

• Court houses	• Bus, rail and port facilities

Age verification market

• Bars and night clubs	• Stadiums and arenas

• Convenience stores	• Casinos and gaming establishments

• Grocery chains	• Sellers of sexually explicit material

• Restaurants	• Firearm dealers

Representative Customers

Intelli-Check has generated revenues from its customers from the sale of systems, licensing of software and sale of software upgrades. The following representative customers are using Intelli-Check’s systems and software for commercial fraud protection and productivity enhancement:

• Fidelity National Information Services	• Foxwoods Resorts and Casino

• MGM Grand	• Mohegan Sun Resort Casino

• Caesar’s Palace	• Barclaycard USA

• Vanguard	• JPMorgan Chase

• Toys R Us	• GE Consumer Finance

• Century 21 Department Stores

The following representative customers and programs are using Intelli-Check’s systems and software for access control:

• JFK Airport in New York, O’Hare International Airport in Chicago and Reagan National Airport in Washington DC	• New York, Vermont, Delaware and New Hampshire Department of Motor Vehicles

• American Stock Exchange	• Port Authority of New York and New Jersey

• Fort Sam Houston and Fort Hood	• United States Supreme Court

• Pentagon Force Protection Agency	• Registered Traveler Program

The following representative customers are using Intelli-Check’s systems and software for age verification:

• Idaho State Liquor Dispensary	• Drake Petroleum

• Sunoco	• Houston’s Restaurants

• Exxon/Mobil franchisees	• Michael Jordan’s Steakhouse

Marketing and Distribution

Intelli-Check’s objective is to become the leading developer and distributor of document and age verification products.  To date, Intelli-Check’s marketing efforts have been through direct sales by Intelli-Check’s sales and marketing personnel, through resellers and license agreements.  Intelli-Check is marketing its products through direct marketing approaches such as web marketing, a small number of select trade shows and well known public interest and trade associations.

Intelli-Check generates revenues from the licensing of its software and the selling of bundled solutions that contain hardware and software. Depending on the specific needs of Intelli-Check’s clients, Intelli-Check tailors the right solution for them. Intelli-Check’s bundled solutions, which include, but are not limited to, Intelli-Check’s ID-Check® Mobile and ID-Check® POS technology, offer multiple pricing options. Intelli-Check also generates revenues from various new software solutions that are based upon a per transaction or subscription model.

Intelli-Check’s ID-Check® software runs on Microsoft® Windows and Windows Mobile platforms in addition to devices such as credit card terminals and other operating systems such as Linux. Intelli-Check is marketing its ID-Check® technology to the government, airlines, airports, high profile buildings or infrastructure, mass merchandisers, grocery, convenience and pharmacy chains, casinos and banks.

Intelli-Check has developed a comprehensive marketing plan to build customer awareness and develop brand recognition in Intelli-Check’s target markets.  Intelli-Check promotes the advantages and ease of use of Intelli-Check’s products through:

•	Endorsements by nationally known public interest groups and trade associations;

•	Trade publications;

•	Trade shows;

•	Paid keyword searches;

•	Web seminars, as well as Intelli-Check’s own website; and

•	Various conventions and industry specific seminars.

As Intelli-Check gains market acceptance for Intelli-Check’s ID-Check® technology, Intelli-Check intends to develop and market other related software applications.

Intelli-Check further intends to add qualified “value added” remarketers that are capable of reaching smaller customers. Intelli-Check believes this represents the most cost-effective way to reach numerous “mom and pop” establishments in North America involved in the sale of age restricted products. Furthermore, in order to broaden Intelli-Check’s sales “reach” into existing and new markets, Intelli-Check will continue to enter into selective agreements with proven application solution providers, system integrators, resellers and independent sales representatives. Basically, Intelli-Check reorganized its entire distribution network to provide the company with greater effectiveness.

Competition

Intelli-Check competes in a market that is relatively new, intensely competitive, and rapidly changing. Unless a device can read, decode and analyze all of the information that is legally permitted to be analyzed, which is electronically stored on a driver license, the user may not obtain accurate and reliable confirmation that a driver license is valid and has not been altered or tampered with. Intelli-Check is aware of several companies, including CardCom, TriCom Technologies, Positive Access, Concord EFS, Inc., Scan Technology and Legal Age that are currently offering products that electronically read and calculate age from a driver license. Intelli-Check has tested and compared some of these products to ID-Check® and believes that Intelli-Check’s product is superior in quality and functionality. Intelli-Check believes that units unable to read bar codes are at a significant disadvantage because most states and Canadian provinces currently utilize bar codes to encode their driver licenses, as well as all U.S. military IDs and uniformed services cards. In addition, some of these other products cannot connect to a personal computer or use a printer.

Intelli-Check has experienced and expects to continue to experience increased competition in the age verification market, and has to date experienced limited competition from companies in the document verification market. If any of Intelli-Check’s competitors were to become the industry standard or were to enter into or expand relationships with significantly larger companies through mergers, acquisitions or otherwise, Intelli-Check’s business and operating results could be seriously harmed. In addition, potential competitors could bundle their products or incorporate functionality into existing products in a manner that discourages users from purchasing Intelli-Check’s products.

Manufacturing

In January 2004, Intelli-Check entered into a two year product supply agreement for the purchase of input devices. Under the terms of this agreement, these devices, which are private labeled, are programmed to work in conjunction with Intelli-Check’s ID-Check® technology. On December 30, 2005, Intelli-Check entered into a two year product supply agreement with the same manufacturer and with similar terms and conditions as the prior agreement. On March 14, 2006, Intelli-Check signed a product supply agreement with another manufacturer for the purchase of alternate input devices that are also programmed to work in conjunction with Intelli-Check’s ID-Check® technology. The agreement automatically renews for successive one-year terms on December 31 of every year pursuant to the terms of the agreement.

Intellectual Property

In January 1999, the U.S. Patent and Trademark Office granted Intelli-Check a patent on its ID-Check® software technology. In October 2002, Intelli-Check was granted another patent relating to its document authentication and age verification technology. At present, Intelli-Check has other patent applications pending in the U.S. Patent and Trademark Office. These patents cover commercially important aspects of Intelli-Check’s capabilities relating to the authentication of a document, such as a driver license, along with the verification of the age of an individual associated with that document. Upon Intelli-Check’s acquisition of the assets of IDentiScan, Intelli-Check also received equitable ownership and sole ownership rights to intellectual property, including other patents and patent applications relating to age verification technology. Intelli-Check currently holds five (5) U.S. patents, two (2) Canadian patents and one (1) United Kingdom patent.

Intelli-Check has also been granted multiple copyrights in the United States, which are effective in Canada and in other major industrial countries. The copyright protection covers software source codes and supporting graphics relating to the operation of ID-Check® and other software products. Intelli-Check also has several trademarks relating to its company, its product names and logos.

In connection with the sales or licensing of Intelli-Check’s intellectual property, Intelli-Check has entered into an agreement with Mr. Kevin Messina, Intelli-Check’s former Senior Executive V.P. and Chief Technology Officer, under which Intelli-Check will pay royalties equal to 0.005% of cumulative gross sales for cumulative gross sales of $2,000,000 to $52,000,000 and 0.0025% of cumulative gross sales for cumulative gross sales in excess of $52,000,000 pertaining to those patents on which Mr. Messina was identified as an inventor. Cumulatively, as of December 31, 2007, total fees payable under this agreement amounted to less than $1,000.

Employees

As of January 2008, Intelli-Check had twenty (20) full-time employees. Two (2) are engaged in executive management, nine (9) in information technology, seven (7) in sales and marketing and two (2) in administration. Intelli-Check believes its relations with its employees are generally good and Intelli-Check has no collective bargaining agreements with any labor unions.

Competition

If the acquisition is completed, Intelli-Check will become subject to competition from competitors of Mobilisa. For more information of the competition Mobilisa faces, please see the section entitled, “Information About Mobilisa—Competition” elsewhere in this document.

Properties

Intelli-Check maintains executive offices at 246 Crossways Park West, Woodbury, New York 11797. The base rental cost for this space is approximately $17,662 per month. Intelli-Check believes, based on rents and fees for similar services in the Woodbury, New York area, that the base rental cost is reasonable. Intelli-Check considers its current office space adequate for current operations.

Legal Proceedings

On August 1, 2003, Intelli-Check filed a summons and complaint against Tricom Card Technologies, Inc. alleging infringement on its patent and seeking injunctive and monetary relief. On October 23, 2003, Intelli-Check amended its complaint to include infringement on an additional patent. On May 18, 2004, Intelli-Check filed a Second Amended Complaint alleging infringement and inducement to infringe against certain principals of Tricom in their personal capacities, as well as alleging in the alternative, false advertising claims under the Lanham Act against all the defendants. The principals moved to dismiss the claims against them, and Tricom moved to dismiss the false advertising claims, which motions have been administratively terminated by the Court. On August 1, 2005, defendants filed an Answer and Affirmative Defenses to the Second Amended Complaint and Tricom filed a declaratory counterclaim. On November 2, 2005, the Court allowed Tricom to plead two additional defenses and declaratory counterclaims in the case, and on January 3, 2006, the parties filed a Stipulation of Dismissal of the Estoppel and Unenforceability Counterclaims and Affirmative Defenses. On February 28, 2006, the parties filed a Supplemental Proposed Joint Pretrial Order, and on March 1, 2006, the Court certified that fact discovery in this action was complete. On June 29, 2006, the Court held a pre-motion conference at Intelli-Check’s request to discuss a proposed motion to disqualify defendants' counsel for a conflict of interest. Pursuant to the Court's order, Intelli-Check served moving papers upon defendants on July 14, 2006 and defendants served opposition to the motion on or about July 28, 2006. Intelli-Check served a reply to the opposition on August 11, 2006 and filed the motion with the Court. Also, on or about July 21, 2006, defendants filed with the Court a motion for claim construction together with Intelli-Check’s opposition to defendants' motion and defendants’ reply to the opposition. As of January 2008, the Court has not scheduled a hearing date for either motion and there is no trial date pending.

Intelli-Check is not aware of any infringement by its products or technology on the proprietary rights of others.

Other than as set forth above, Intelli-Check is not currently involved in any legal or regulatory proceeding, or arbitration, the outcome of which is expected to have a material adverse effect on its business.

Periodic Reporting and Audited Financial Statements

Intelli-Check has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, Intelli-Check’s annual report contains financial statements, audited and reported on by Intelli-Check’s independent accountants.

INTELLI-CHECK MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion should be read in conjunction with Intelli-Check’s financial statements and related notes thereto included elsewhere in this proxy statement.

Forward Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly statements anticipating future growth in revenues, loss from operations and cash flow. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances, and Intelli-Check is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Overview

Intelli-Check was formed in 1994 to address a growing need for a reliable document and age verification system that could be used to detect fraudulent driver licenses and other widely accepted forms of government-issued identification documents. Since then, its technology has been further developed for application in the commercial fraud protection, access control and governmental security markets. Additionally, it is currently being used to increase productivity by addressing inefficiencies and inaccuracies associated with manual data entry. The core of Intelli-Check’s product offerings is its proprietary software technology that verifies the authenticity of driver licenses, state issued non-driver and military identification cards used as proof of identity. Intelli-Check’s patented ID-Check® software technology instantly reads, analyzes, and verifies the encoded format in magnetic stripes and barcodes on government-issue IDs from over 60 jurisdictions in the U.S. and Canada to determine if the encoded format is valid. Intelli-Check has served as the national testing laboratory for the American Association of Motor Vehicle Administrators (AAMVA) since 1999 and has access to all the currently available encoded driver license formats.

Since the tragic events that occurred on September 11, 2001, and because of continuing terrorist threats worldwide since then, Intelli-Check believes there has been a significant increase in awareness of its software technology to help improve security across many industries, including airlines, rail transportation and high profile buildings and infrastructure, which Intelli-Check believes should enhance future demand for its technology. The adaptation of Homeland Security Presidential Directive 12 (HSPD 12) and the promulgation of Federal Identity Processing Standards 201 (FIPS 201) have raised the awareness of Intelli-Check’s technology in the government sector. Therefore, Intelli-Check has begun to market to various government and state agencies, which have long sales cycles, including extended test periods. Since inception, Intelli-Check has incurred significant losses and negative cash flow from operating activities and, as of December 31, 2006, Intelli-Check had an accumulated deficit of approximately $42 million. Intelli-Check will continue to fund operating and capital expenditures from proceeds that it received from sales of its equity securities. In view of the rapidly evolving nature of Intelli-Check’s business and Intelli-Check’s operating history, Intelli-Check believes that period-to-period comparisons of revenues and operating results are not necessarily meaningful and should not be relied upon as indications of future performance.

By verifying the encoded format, Intelli-Check’s ID-Check® patented technology provides the ability to verify the validity of military IDs, driver licenses and state issued non-driver ID cards that contain magnetic stripes, bar codes and SMART chips, which enables Intelli-Check to target three distinct markets. Intelli-Check’s original target market was focused on resellers of age-restricted products, such as alcohol and tobacco, where the proliferation of high-tech fake IDs exposes merchants to fines and penalties for the inadvertent sale of these products to underage purchasers. Intelli-Check now also targets commercial fraud, which includes identity theft, and Intelli-Check’s technology is designed to help prevent losses from these frauds. Intelli-Check is also marketing its products for security applications involving access control. As a result of its applicability in these markets, Intelli-Check has sold its products to some of the largest companies in the gaming industry, significant retailers, several large financial service companies, Certegy, now part of Fidelity National, one of the largest providers of check authorization services in the United States, a state port authority, military establishments, airports, nuclear power plants and high profile buildings. Intelli-Check’s technology is currently being tested by several Fortune 50 Companies. Intelli-Check has entered into strategic alliances with VeriFone, the largest provider of credit card terminals in the U.S., the two largest providers of driver licenses in North America to assist with their compliance with the provisions of the Real ID Act (which is intended to set standards for the issuance of driver licenses and identification cards), several biometric companies, Northrop Grumman, EDS and General Dynamics (formerly Anteon), integrators in the defense industry, and Intermec Technologies, Motorola and Metrologic, hardware manufacturers, to utilize Intelli-Check’s systems and software as the proposed or potential verification application for their proposed solutions for credentialing in the government sector and to jointly market these security applications. The passage of the Real ID ACT together with the regulations arising from HSPD-12, which sets the policy for a common identification standard for federal employees and contractors, have additionally created opportunities for Intelli-Check’s verification technology in the government market at the federal, state and local levels. In addition, Intelli-Check has executed agreements with some high profile organizations to promote the use of Intelli-Check’s technology and its products. Intelli-Check believes these relationships have broadened its marketing reach through their sales efforts and Intelli-Check intends to develop additional strategic alliances with additional high profile organizations and providers of security solutions.

Intelli-Check has developed additional software products that utilize its patented software technology. Intelli-Check’s products include ID-Check® Portal, ID-Check® POS, ID-Check® BHO, ID-Traveler and the ID-Prove software solution. ID-Check® Portal utilizes its ID-Check® technology together with ID-Prove to provide an additional layer of security to prove an individual’s claimed identity. ID-Check® POS is the technology that has been integrated into multiple VeriFone platforms such as the 37xx series to enable the user to do verification of the encoded format on driver licenses as an additional function of the terminal. ID-Check® BHO is a browser helper object that enables a customer to add the ID-Check® technology as a “plug-in,” to Internet Explorer pages without requiring software programming expertise. ID-Traveler electronically verifies and matches two forms of government issued IDs instantaneously while the embedded ID-Prove software solution provides “out of wallet” questions to assist in proving a user’s claimed identity. Additional software solutions include ID-Check® PC and ID-Check® Mobile, which replicate the features of ID-Check®. Another application is C-Link®, the company’s networkable data management software. Additionally, ID-Check® PC and C-Link® are designed to read the smart chip contained on the military Common Access Card (CAC). These products, which run on a personal computer, were created to work in conjunction with Intelli-Check’s ID-Check® technology and allow a user to first verify the encoded format and then view the encoded data for further verification. Intelli-Check’s ID-Check® Mobile product gives the user the additional flexibility of utilizing its software in a hand-held product. To date, Intelli-Check has entered into multiple licensing agreements and is in discussions with additional companies to license its software to be utilized within other existing systems.

Critical Accounting Policies

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Company’s financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include deferred tax valuation allowances and doubtful accounts and allowances. Due to the inherent uncertainties involved in making estimates, actual results reported in future periods may be different from those estimates.

Intelli-Check believes that there are several accounting policies that are critical to understanding Intelli-Check’s historical and future performance, as these policies affect the reported amounts of revenue and the more significant areas involving management's judgments and estimates. These significant accounting policies relate to revenue recognition, stock based compensation, deferred taxes and commitments and contingencies. These policies and Intelli-Check’s procedures related to these policies are described in detail below.

Revenue Recognition and Deferred Revenue

Intelli-Check sells its products directly through its sales force and through distributors. Revenue from direct sales of Intelli-Check’s products is recognized when shipped to the customer and title has passed. Intelli-Check’s products require continuing service or post contract customer support and performance by it. Accordingly, a portion of the revenue pertaining to the service and support is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year. Currently, with respect to sales of certain of Intelli-Check’s products, Intelli-Check does not have enough experience to identify the fair value of each element and the full amount of the revenue and related gross margin is deferred and recognized ratably over the one-year period in which the future service, support and performance are provided.

In addition, Intelli-Check recognizes sales from licensing of its patented software to customers. Intelli-Check’s licensed software requires continuing service or post contract customer support and performance by it; accordingly, a portion of the revenue is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year.

The Company receives royalties from the licensing of its technology, which are recognized as revenues in the period they are earned.

Stock-Based Compensation

On January 1, 2006, Intelli-Check adopted SFAS No. 123(R). Intelli-Check adopted SFAS No. 123(R) using a modified prospective application, as permitted under SFAS No. 123(R). Accordingly, prior period amounts have not been restated. Under this application, Intelli-Check is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. SFAS No. 123(R) requires that the cost resulting from all share based payment transactions be recognized in the financial statements. SFAS No. 123(R) establishes fair value as the measurement objective in accounting for share based payment arrangements and requires Intelli-Check to apply a fair value based measurement method in accounting for generally all share based payment transactions with employees.

Deferred Income Taxes

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carry forwards. Deferred tax assets and liabilities are measured using expected tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Intelli-Check has recorded a full valuation allowance for Intelli-Check’s net deferred tax assets as of September 30, 2007, due to the uncertainty of the realizability of those assets.

Commitments and Contingencies

Intelli-Check is currently involved in certain legal proceedings as discussed in the footnotes to the financial statements and as disclosed under the caption Legal Proceedings described above. Other than as described above, Intelli-Check does not believe these legal proceedings will have a material adverse effect on its financial position, results of operations or cash flows.

The above listing is not intended to be a comprehensive list of all of Intelli-Check’s accounting policies. In many cases, the accounting treatment of a particular transaction is specifically dictated by generally accepted accounting principles, with no need for management's judgment in their application. There are also areas in which management's judgment in selecting any available alternative would not produce a materially different result.

Results of Operations for the Nine-Month Period Ended September 30, 2007

REVENUES. Revenues increased by 12.6%, or $256,093, to $2,281,533 for the nine months ended September 30, 2007 from $2,025,442 for the nine months ended September 30, 2006. Revenues for the period ended September 30, 2007 consisted of revenues from direct sales to customers of $1,517,842, revenue from distributors of $745,330 and royalty payments of $18,361, compared to $1,213,543, $789,650 and $22,249, respectively, in the nine month period ended September 30, 2006. Booked orders, which represent the total value of all new non-cancellable orders for products, services and fees received from Intelli-Check’s customers and distributors, during the first nine months of 2007 were $4.0 million compared to $2.8 million in the first nine months of 2006. However, period to period comparisons may not be indicative of future operating results, since Intelli-Check still faces long sales cycles, particularly in the government sector, and, therefore, Intelli-Check cannot predict with certainty at this time in which period the opportunities currently in the pipeline will develop into sales or if they will develop at all.

GROSS PROFIT. Gross profit as a percentage of revenues amounted to 61.6% for the nine months ended September 30, 2007 compared to 64.9% for the nine months ended September 30, 2006. Intelli-Check’s gross profit percentage was lower than in the prior year period as a result of a higher mix of Intelli-Check’s bundled sales of hardware and software products over its licensing products which have a higher gross profit percentage.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, decreased 4.7% from $4,018,183 for the nine months ended September 30, 2006 to $3,829,575 for the nine months ended September 30, 2007. Selling expenses, which consist primarily of salaries and related costs for marketing, increased 1.6% from $1,142,793 for the nine months ended September 30, 2006 to $1,160,703 for the nine months ended September 30, 2007, primarily due to higher employee costs due to an increase in sales headcount and higher marketing expenses of approximately $109,000, which was offset by a reduction in non-cash stock-based compensation expense from the granting of stock options totaling approximately $92,000. General and administrative expenses, which consist primarily of salaries and related costs for general corporate functions, including executive, accounting, facilities and fees for legal and professional services, decreased 13.8% from $2,133,244 for the nine months ended September 30, 2006 to $1,837,814 for the nine months ended September 30, 2007, primarily as a result of a reduction in legal fees of approximately $337,000 relating to decreased activity on the patent infringement litigation, lower non cash stock-based compensation expense from the granting of stock options totaling approximately $138,000 and a decrease in employee costs and related expenses of approximately $156,000. These amounts were offset by higher directors’ fees, accounting and consulting fees of $156,000, including Sarbanes-Oxley Section 404 compliance fees and the death benefit and other payroll costs of $152,000 resulting from the untimely passing of Intelli-Check’s Chairman and CEO, Frank Mandelbaum in June 2007. Also, included in the nine month period of 2006 was a bad debt recovery of approximately $26,000. Research and development expenses, which consist primarily of salaries and related costs for the development of Intelli-Check’s products, increased 12.0% to $831,058 for the nine months ended September 30, 2007 from $742,146 for the nine months ended September 30, 2006, primarily as a result of higher project management and employee related expenses of approximately $47,000 and an increase in non cash stock-based compensation expense from the granting of stock options totaling approximately $43,000. As Intelli-Check experiences sales growth, Intelli-Check expects that it will incur additional operating expenses to support this growth. Research and development expenses may also increase as Intelli-Check integrates additional products and technologies with Intelli-Check’s patented ID-Check technology.

INTEREST INCOME. Interest income decreased from $169,777 for the nine months ended September 30, 2006 to $135,646 for the nine months ended September 30, 2007, which is a result of a decrease in cash and cash equivalents, marketable securities and short term investments, partially offset by higher interest rates received on investments during 2007.

INCOME TAXES. Intelli-Check has incurred net losses to date; therefore, Intelli-Check has paid nominal income taxes.

NET LOSS. As a result of the factors noted above, Intelli-Check’s net loss decreased from $2,534,161 for the nine months ended September 30, 2006 to $2,288,443 for the nine months ended September 30, 2007.

Results of Operations for the Years ended December 31, 2006 and December 31, 2005

REVENUE. Revenues increased by 32.7%, or $778,322, from $2,383,532 for the year ended December 31, 2005 to $3,161,854 for the year ended December 31, 2006. Revenues for the period ended December 31, 2006 consisted of revenues from distributors of $1,058,426, revenues from direct sales to customers of $2,074,925 and royalty payments of $28,503. Sales bookings, which represents shipments of products and contracted services, and which include revenues that are deferred in accordance with generally accepted accounting principles, increased by 36% from $2.5 million for the year ended December 31, 2005 to $3.4 million for the year ended December 30, 2006. Revenues and sales bookings increases are due to Intelli-Check’s ongoing success in penetrating certain key markets. Intelli-Check remains optimistic that sales opportunities should continue to increase as a result of recent successes in the retail market, continued sales to new customers, the positive results of certain of Intelli-Check’s recent marketing and governmental tests and Intelli-Check’s introduction of additional products in 2005 and 2006, as well as legislative efforts to improve identity management and security and to control sales of age-restricted products. However, period to period comparisons may not be indicative of future operating results, since Intelli-Check still faces long sales cycles, particularly in the government sector, and, therefore, Intelli-Check cannot predict with certainty at this time in which period the opportunities currently in the pipeline will develop into sales or if they will develop at all. As of December 31, 2006 Intelli-Check has a backlog, which represents non-cancelable sales orders for products and services not yet shipped or performed, as the case may be, of approximately $1,052,000, an increase of 96.2% as compared to Intelli-Check’s backlog of approximately $536,000 at December 31, 2005.

GROSS PROFIT. Gross profits increased by $485,596 or 29.6% from $1,638,917 for the year ended December 31, 2005 to $2,124,513 for the year ended December 31, 2006. Intelli-Check’s gross profit, as a percentage of revenues, decreased 1.6% to 67.2% in the year ended December 31, 2006 compared to the 68.8% reported for the year ended December 31, 2005 due to a higher percentage of bundled sales which include hardware and software in 2006.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, increased 4% from $5,023,724 for the year ended December 31, 2005 to $5,227,357 for the year ended December 31, 2006. Selling expenses, which consist primarily of salaries and related costs for marketing, increased 24.4% from $1,257,810 for the year ended December 31, 2005 to $1,564,843 for the year ended December 31, 2006, primarily due to an increase in salaries, commissions, advertising and website costs of approximately $153,000 and an increase in non-cash expenses from the granting of stock options totaling approximately $148,000. General and administrative expenses, which consist primarily of salaries and related costs for general corporate functions, including executive, accounting, facilities and fees for legal and professional services, decreased 5.6% from $2,824,384 for the year ended December 31, 2005 to $2,664,950 for the year ended December 31, 2006, primarily as a result of a decrease in expenses relating to investor relations fees of approximately $71,000, a decrease in legal fees of approximately $242,000, primarily relating to decreased activity on Intelli-Check’s patent infringement litigation, a decrease in accounting fees of approximately $35,000, a decrease of certain non-recurring costs relating to equity raising activities totaling approximately $180,000, and a decrease in rent expense of approximately $40,000 due to the reduction in rented space, which were partially offset by increases in employee costs and related expenses and travel of approximately $75,000, an increase in non-cash expenses from the granting of stock options totaling approximately $372,000 and an increase in board of directors fees and expenses of approximately $30,000. Research and development expenses, which consist primarily of salaries and related costs for the development of Intelli-Check’s products, increased 6% from $941,530 for the year ended December 31, 2005 to $997,564 for the year ended December 31, 2006, primarily as a result of increases in employee salaries and related expenses of approximately $65,000 and an increase in non-cash expenses from the granting of stock options totaling approximately $8,000, which were partially offset by a decrease in consulting expenses for product development of approximately $26,000. Intelli-Check believes that it will require additional investments in development and operating infrastructure as the company continues to grow. Therefore, Intelli-Check expects that expenses will continue to incrementally increase in line with increases in the growth of the business, since Intelli-Check may increase expenditures for hiring of additional sales and support personnel, advertising, brand promotion and other marketing activities. Research and development expenses may also increase as Intelli-Check integrates additional products and technologies with its patented ID-Check technology.

INTEREST INCOME. Interest income increased from $145,848 for the year ended December 31, 2005 to $222,874 for the year ended December 31, 2006, which is a result of an increase in Intelli-Check’s cash and cash equivalents, marketable securities and short term investments available for investment from the completion of Intelli-Check’s private placement in August 2005, as well as higher interest rates received on investments during 2006.

INCOME TAXES. Intelli-Check has incurred net losses to date; therefore, Intelli-Check has paid nominal income taxes.

NET LOSS. As a result of the factors noted above, Intelli-Check’s net loss decreased 11% from $3,238,959 for the year ended December 31, 2005, which included $431,336 of non-cash expenses, to $2,879,970 for the year ended December 31, 2006, which included $939,555 of non-cash expenses.

Results of Operations for the Years ended December 31, 2005 and December 31, 2004

REVENUE. Revenue increased $1,264,183 or 113% from $1,119,349 for the year ended December 31, 2004 to $2,383,532 for the year ended December 31, 2005. Revenues for the period ended December 31, 2005 consisted of revenue from distributors of $573,920, revenues from direct sales to customers of $1,751,132 and royalty income of $58,480. Sales bookings, which represent shipments of products and contracted services, which include revenues that are deferred in accordance with generally accepted accounting principles, increased by $1.4 million from the year ended December 31, 2004 to $2.5 million for the year ended December 31, 2005. Revenues and sales bookings increases are due to Intelli-Check’s continuing success in penetrating certain key target markets. Intelli-Check is optimistic that sales opportunities should continue to increase as a result of Intelli-Check’s recent success in the retail market, the positive results of certain of Intelli-Check’s recent marketing tests and agreements and Intelli-Check’s introduction of additional products in 2004 and 2005, as well as legislative efforts to improve identity management and security and control sales of age restricted products. However, period to period comparisons may not be indicative of future operating results, since Intelli-Check still faces long sales cycles, particularly in the government sector, and therefore, Intelli-Check cannot predict with certainty at this time, in which period the opportunities currently in the pipeline will develop into sales. As of December 31, 2005 Intelli-Check has a backlog, which represent products and services of non cancelable sales orders not yet shipped, of approximately $536,000.

GROSS PROFIT. Gross profits, excluding an inventory write down of $357,332 for 2004, would have increased by $913,152 or 126% from $725,765 for the year ended December 31, 2004 to $1,638,917 for the year ended December 31, 2005. Intelli-Check’s gross profit excluding the inventory write downs for 2004 as a percentage of revenues would have increased to 68.8% in the year ended December 31, 2005 from 64.8% for the year ended December 31, 2004. Intelli-Check’s gross profit percentage was positively impacted by an increase in revenues from licensing Intelli-Check’s patented technology at higher gross margins than its bundled hardware and software products.

OPERATING EXPENSES. Operating expenses, which consist of selling, general and administrative and research and development expenses, decreased 32.0% from $7,385,394 for the year ended December 31, 2004 to $5,023,724 for the year ended December 31, 2005. Selling expenses, which consist primarily of salaries and related costs for marketing, increased 6.9% from $1,176,911 for the year ended December 31, 2004 to $1,257,810 for the year ended December 31, 2005 primarily due to an increase in salaries, commissions and employee costs of approximately $39,000, increased travel and convention expenses of approximately $69,000 and a net increase of non-recurring expenses of $19,000 from the hiring of professional consultants to promote Intelli-Check’s products, which was partially offset by a decrease in advertising and marketing expenses of approximately $45,000. General and administrative expenses, which consist primarily of salaries and related costs for general corporate functions, including executive, accounting, facilities and fees for legal and professional services, decreased 43.9% from $5,032,207 for the year ended December 31, 2004 to $2,824,384 for the year ended December 31, 2005, primarily as a result of a decrease in non-cash expenses primarily related to the extension of stock options totaling $1,480,000, a decrease in legal fees of approximately $803,000 relating to decreased activity on Intelli-Check’s patent infringement litigation, a decrease in employee costs and related expenses of approximately $14,000, a decrease in insurance costs of approximately $20,000, a decrease of bad debt expense of approximately $20,000 and a decrease in depreciation and amortization expense of approximately $61,000 as a result of certain assets becoming fully depreciated which were partially offset by expensing certain non-recurring costs relating to equity raising activities totaling approximately $180,000. Research and development expenses, which consist primarily of salaries and related costs for the development of Intelli-Check’s products, decreased 20.0% from $1,176,276 for the year ended December 31, 2004 to $941,530 for the year ended December 31, 2005 primarily as a result of decreases in salaries and related expenses of approximately $230,000 and decreases in internal development costs of approximately $26,000, which were partially offset by an increase in consulting expenses for product development of approximately $26,000. Intelli-Check believes that it will require additional investments in development and operating infrastructure as the company grows. Therefore, Intelli-Check expects that expenses will continue to incrementally increase in line with increases in the growth of the business as it may increase expenditures for advertising, brand promotion, public relations and other marketing activities. Research and development expenses may also increase as Intelli-Check completes and introduces additional products based upon its patented ID-Check technology.

INTEREST INCOME. Interest income increased from $94,030 for the year ended December 31, 2004 to $145,848 for the year ended December 31, 2005, which is a result of an increase in Intelli-Check’s cash and cash equivalents, marketable securities and short term investments available for investment from the completion of Intelli-Check’s private placement, as well as higher interest rates from investments, during 2005.

INCOME TAXES. Intelli-Check has incurred net losses to date and, therefore, Intelli-Check has paid nominal income taxes.

NET LOSS. As a result of the factors noted above, Intelli-Check’s net loss decreased 53% from $6,922,931 for the year ended December 31, 2004, which included $2,231,544 of non-cash expenses to $3,238,959 for the year ended December 31, 2005, which included $431,336 of non-cash expenses.

Liquidity and Capital Resources

As of September 30, 2007, Intelli-Check had cash and cash equivalents, marketable securities and short term investments of $2,297,119, working capital (defined as current assets minus current liabilities) of $2,279,090, total assets of $4,014,577 and stockholders’ equity of $2,337,989. The Company currently has no bank financing or long term debt. Cash used in operating activities for the nine months ended September 30, 2007 was $2,195,592, an increase of approximately $428,109 over the cash used in operating activities for the nine months ended September 30, 2006. The increase was primarily a result of cash used to fund the increase in accounts receivable and a reduction in non-cash adjustments for stock-based expenses, partially offset by a lower net loss. Cash provided by investing activities for the nine months ended September 30, 2007 of $1,708,440 resulted primarily from net redemptions of marketable securities and short term investments, which were the principal means used to fund the operating cash deficit. Cash provided by financing activities was $232,359 for the nine months ended September 30, 2007 and resulted from the proceeds from the issuance of Common Stock from the exercise of stock options and warrants.

During the nine months ended September 30, 2007, Intelli-Check used net cash of approximately $2.0 million or approximately $220,000 per month. During the third quarter of 2007, the level of accounts receivable increased by $280,000 resulting from a delay in payment from some of Intelli-Check’s larger customers. Intelli-Check anticipates full collection from these accounts in the fourth quarter of 2007. Also, as a result of the decrease in the market price of Intelli-Check’s Common Stock in the third quarter, there were no stock option exercises in the third quarter compared to cash proceeds of $232,000 in the first six months of 2007. Not taking into account Intelli-Check’s proposed merger with Mobilisa (as described elsewhere in this Proxy Statement), Intelli-Check currently anticipates that its available cash on hand and marketable securities and cash resources from expected revenues from the sale of the units in inventory and the licensing of Intelli-Check’s technology, as well as from the significant amount of deferred revenues and backlog, will be sufficient to meet Intelli-Check’s anticipated working capital and capital expenditure requirements for at least the next twelve months. These requirements are expected to include the purchase of inventory, product development, sales and marketing, working capital requirements and other general corporate purposes. Intelli-Check may need to raise additional funds (regardless of whether the proposed merger with Mobilisa is consummated), however, to respond to business contingencies which may include the need to fund more rapid expansion, fund additional marketing expenditures, develop new markets for Intelli-Check’s ID-Check® technology, enhance Intelli-Check’s operating infrastructure, respond to competitive pressures, or acquire complementary businesses or necessary technologies. There can be no assurance that Intelli-Check will be able to secure the additional funds when needed or obtain such on terms satisfactory to the company, if at all.

Intelli-Check is currently involved in certain legal proceedings as discussed in the footnotes to the Financial Statements. Intelli-Check does not believe these legal proceedings will have a material adverse effect on Intelli-Check’s financial position, results of operations or cash flows.

In March 2001, Intelli-Check declared a dividend distribution of one non-transferable right to purchase one share of its Common Stock for every 10 outstanding shares of Common Stock continuously held from the record date to the date of exercise, as well as Common Stock underlying vested stock options and warrants, held of record on March 30, 2001, at an exercise price of $8.50. On May 10, 2007, the Board of Directors authorized extending these rights, which were due to expire on June 30, 2007 to June 30, 2008. Intelli-Check has the right to redeem the outstanding rights for $.01 per right under certain conditions, which were not met as of August 10, 2007. Intelli-Check reserved 970,076 shares of Common Stock for future issuance under this rights offering. To date, Intelli-Check has received $2,482,009 before expenses from the exercise of 292,001 of these rights, which has reduced the amount of shares available for future issuance. None of these rights were exercised in the nine months ended September 30, 2007.

In March 2001, Intelli-Check’s Board of Directors authorized, subject to certain business and market conditions, the purchase of up to $1,000,000 of Intelli-Check’s Common Stock. As of September 30, 2007, Intelli-Check cumulatively purchased 40,200 shares for a total of approximately $222,000 and subsequently retired these shares. None of these shares were purchased during 2007 or 2006. Intelli-Check may purchase additional shares when warranted by certain conditions.

Net Operating Loss Carry Forwards

As of September 30, 2007 Intelli-Check had net operating loss carryforwards (“NOL’s”) for federal income tax purposes of approximately $35.3 million. There can be no assurance that Intelli-Check will realize the benefit of the NOL’s. The federal NOL’s are available to offset future taxable income and expire from 2018 to 2027 if not utilized. Under Section 382 of the Internal Revenue Code, these NOL’s may be limited in the event of an ownership change.

Contractual Obligations

Below is a table, which presents Intelli-Check’s contractual obligations and commitments at September 30, 2007:

Payments Due by Period

	Total	Less than One Year	1-3 years	4-5 years	After 5 years
Operating Leases	$773,729	$214,982	$443,559	$115,188	$-
Consulting Contracts	72,000	72,000	-	-	-
Purchase Commitments	159,225	159,225	-	-	-
Total Contractual Cash Obligation	$1,004,954	$446,207	$443,559	$115,188	$-

Off Balance Sheet Arrangements

Intelli-Check has never entered into any off-balance sheet financing arrangements and have never established any special purpose entities. Intelli-Check has not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of Intelli-Check and Mobilisa. Both Intelli-Check and Mobilisa report its financial results on a calendar year basis ending December 31 of each year. The unaudited pro forma condensed combined balance sheet is based on historical balance sheets of Intelli-Check and Mobilisa and has been prepared to reflect the mergers as if they had been completed on September 30, 2007. The unaudited pro forma condensed combined statements of income assume that the mergers had been completed as of January 1, 2006. Intelli-Check’s audited consolidated statement of income for the year ended December 31, 2006 has been combined with Mobilisa’s audited consolidated statement of income for the year ended December 31, 2006. Intelli-Check’s unaudited consolidated statement of income for the nine months ended September 30, 2007 has been combined with Mobilisa’s unaudited consolidated statement of income for the nine months ended September 30, 2007. These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Intelli-Check and Mobilisa incorporated by reference into this joint proxy statement/prospectus as well as the summary selected historical consolidated financial data included elsewhere in this joint proxy statement/prospectus.

Intelli-Check management believes that the unaudited pro forma condensed combined financial statements reflect a reasonable estimate of the Mobilisa acquisition based on currently available information as set forth in the notes to such statements and are not necessarily an indication of the results that would have been achieved had the mergers been completed as of the dates indicated or that may be achieved in the future. The acquisition will be accounted for under the purchase method of accounting and the allocation of purchase price will be based upon the estimated fair value of assets acquired and liabilities assumed. The purchase price allocations reflected in the unaudited pro forma condensed combined financial statements are preliminary and may be different from the final allocation of the purchase price. In addition, the unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructurings resulting from the acquisition. Therefore, the actual amounts recorded as of the completion of the mergers and thereafter may differ materially from the information presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(In thousands)

	Intelli-Check, Inc.	Mobilisa, Inc.
	as of	as of	Pro Forma		Pro Forma
	September 30, 2007	September 30, 2007	Adjustments		Combined

ASSETS

Current Assets:
Cash and cash equivalents	$272	$258	$		$530
Short-term investments	2,025	—			2,025
Accounts receivable, net	906	1,791			2,697
Inventories	142	—			142
Other current assets	522	33			555

Total current assets	3,867	2,082			5,949
Property and equipment, net	87	268			355	(1)
Goodwill	—	—	37,653	(2)	37,653
Intangible assets	—	—	12,430	(3)	12,430
Deferred income taxes	—	126	(126	)(5)	—
Other non-current assets	60	17	—		77

Total assets	$4,014	$2,493	$49,957		$56,464

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Lines of credit	$—	$264	$—		$264
Accounts payable	141	11	—		152
Accrued liabilities	324	405	200	(4)	929
Deferred revenue	1,123	4620	—		1,585
Deferred taxes	—	281	(281	)(5)	—
Other current liabilities	—	10			10
Total current liabilities	1,588	1,433	(81)		2,940
Deferred revenue	88	552			640
Other long-term liabilities	—	24			24

Total liabilities	1,676	2,009	(81)		3,604

Total shareholders’ equity	2,338	484	50,038	(6)	52,860

Total liabilities and shareholders’ equity	$4,014	$2,493	$49,957		$56,464

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Intelli-Check, Inc.	Mobilisa, Inc.
	Twelve Months Ended	Twelve Months Ended	Pro Forma		Pro Forma
	December 31, 2006	December 31, 2006	Adjustments		Combined

Revenue	$3,161	$3,423	$		$6,584
Cost of goods sold	(1,037)	(521)	(963	)(a)	(2,521)
Gross margin	2,124	2,902	(963)		4,063
Operating expenses	(5,227)	(2,765)	(470	)(a)	(8,462)

Income (loss) from operations	(3,103)	137	(1,433)		(4,399)
Interest expense	0	(37)			(37)
Interest income	223	—	—		223

Income (loss) before income taxes	(2,880)	100	(1,433)		(4,213)
Income tax benefit (expense)	—	(37)	37	(b)	—

Net income	$(2,880)	$63	$(1,396)		$(4,213)

Net income per share:
Basic	$(0.24)	$0.01			$(0.17)

Diluted	$(0.24)	$0.01			$(0.17)

Shares used in per share calculation:
Basic	12,146	11,243	1,023	(c)	24,412

Diluted	12,146	11,243	1,023	(c)	24,412

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Intelli-Check, Inc.	Mobilisa, Inc.
	Nine Months Ended	Nine Months Ended	Pro Forma		Pro Forma
	September 30, 2007	September 30, 2007	Adjustments		Combined

Revenue	$2,282	$4,063			$6,345
Cost of goods sold	(876)	(719)	$(497	)(a)	(2,092)
Gross margin	1,406	3,344	(497)		4,253
Operating expenses	(3,830)	(2,979)	(353	)(a)	(7,162)

Income (loss) from operations	(2,424)	365	(850)		(2,909)
Interest expense	—	(13)			(13)
Interest income	136	—			136

Income (loss) before income taxes	(2,288)	352	(850)		(2,786)
Income tax benefit (expense)	—	(126)	126	(b)	—

Net (loss) income	$(2,288)	$226	$(724)		$(2,786)

Net income (loss) per share:
Basic	$(0.19)	$0.02			$(0.11)

Diluted	$(0.19)	$0.02			$(0.11)

Shares used in per share calculation:
Basic	12,257	11,251	1,024	(c)	24,532

Diluted	12,257	11,251	1,024	(c)	24,532

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1.	BASIS OF PRO FORMA PRESENTATION

On November 20, 2007, Intelli-Check, Inc. (Intelli-Check) and Mobilisa, Inc. (Mobilisa) entered into a merger agreement under which it is contemplated that Mobilisa will merge into a wholly-owned subsidiary of Intelli-Check, which will then be merged into Intelli-Check in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma condensed combined balance sheet is presented to give effect to Intelli-Check’s acquisition of Mobilisa as if the mergers had been completed on September 30, 2007. The statements of operations are presented as if the mergers had been completed as of the beginning of the applicable Intelli-Check periods presented. The purchase price allocation included within these unaudited pro forma condensed combined financial statements is based upon a preliminary estimated purchase price of approximately $50.7 million, consisting of an exchange ratio of 1.091 shares of Intelli-Check common stock for each share of Mobilisa common stock, warrants, and transaction costs.

The unaudited pro forma condensed combined balance sheet provides for the issuance of approximately 12.3 million Intelli-Check common shares, based upon a fixed exchange ratio of 1.091 Intelli-Check common shares for each outstanding share of Mobilisa common stock, using data as of January 15, 2008. The actual number of Intelli-Check common shares to be issued will be determined based on the actual number of shares of Mobilisa common stock outstanding upon the completion of the merger. Under the purchase method of accounting and the guidance of EITF 99-12 “Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination”, the fair value of the equity consideration was determined using an average of Intelli-Check’s closing share prices beginning two days before and ending two days after November 21, 2007, the date on which the Merger Agreement was announced, or $3.54 per share.

Outstanding options to purchase Mobilisa common stock to be issued will be assumed by Intelli-Check and converted into options to purchase Intelli-Check common stock, based on a formula in the merger agreement. No cash consideration will be paid for stock options. In accordance with FASB 123(R) “Share-based Payments”, the fair value of issued and vested awards (employee stock options, performance share awards and restricted stock awards) assumed by Intelli-Check should be recognized as an element of the purchase price. For purpose of the preliminary valuation, the fair value of the assumed options was estimated using the Black Scholes model. The vested portion of this fair value is included in the purchase price.

Preliminary Estimated Purchase Price Allocation

The preliminary allocation of the purchase price to Mobilisa’s tangible and identifiable intangible assets acquired and liabilities assumed was based on their estimated fair values. The valuation of these tangible and identifiable intangible assets and liabilities is subject to further management review and may change materially between the preliminary valuation date and the completion of the mergers.

The calculation of purchase price and goodwill and other intangible assets is estimated as follows (dollars in thousands):

Estimated fair value of Intelli-Check common stock issued to Mobilisa shareholders	$43,477
Estimated fair value of Intelli-Check common vested stock awards to be issued as consideration for replacement of outstanding Mobilisa vested stock awards	7,045
Estimated transaction costs	200

Assumed total purchase price	$50,722

Purchase price allocated to:
Tangible assets acquired less liabilities assumed	$484
Identifiable intangible assets	12,430
Deferred tax adjustments	155
Goodwill	37,653

$50,722

Tangible assets acquired and liabilities assumed

Intelli-Check has estimated the fair value of tangible assets acquired and liabilities assumed. These estimates are based on a preliminary valuation dated as of September 30, 2007 and are subject to further review by management, which may result in material adjustments at the completion of the mergers. The fair values of the assets acquired and liabilities assumed may be affected and materially changed by the results of Mobilisa’s operations and changes in market values up to the completion of the mergers.

Identifiable intangible assets

Intelli-Check has estimated the fair value of the acquired identifiable intangible assets, which are subject to amortization, using the income approach. These estimates are based on a preliminary valuation and are subject to further review by management and adjustments (which may be material) at the completion of the mergers, which may reflect, among other considerations, the effect of Mobilisa’s operations between the preliminary valuation and the closing date. The following table sets forth the components of these intangible assets and their estimated useful lives (dollars in thousands):

		Estimated
	Fair Value	Useful Life

Trade name	$1,110	20 years
Patents	$1,330	17 years
Developed technology	$4,640	7 years
Backlog	$300	1 year
Non-contractual customer relationships	$5,050	15 years

NOTE 2.	ELIMINATION OF MOBILISA’S HISTORICAL ASSETS AND LIABILITIES

Under the purchase method of accounting, any purchase price in excess of the recorded fair value of identified assets and liabilities will be ascribed to goodwill. In addition, the total stockholders’ equity of Intelli-Check will be increased as described in Note 3 below.

NOTE 3.	PRO FORMA ADJUSTMENTS

The following is a description of pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements:

Balance Sheet

1.	Property and equipment

Property and equipment is estimated at the current replacement value. In evaluating the fair value of the equipment, Intelli-Check noted that the carrying value of a significant portion of the acquired equipment approximates replacement cost. The majority of the remaining equipment was purchased during the past twelve months, which Intelli-Check believes approximates fair value.

2.	Goodwill

The adjustment represents an adjustment of $37.7 million to record goodwill associated with this transaction, which is defined as a preliminary estimate of the excess of the purchase price over the historical net assets of Mobilisa, as adjusted to reflect estimates of fair value (see “Note 1, Basis of Pro Forma Presentation”).

3.	Intangible Assets

The adjustment reflects the estimated fair value of Mobilisa’s identifiable intangible assets with definite lives totaling $12.4 million (see “Note 1, Basis of Pro Forma Presentation”).

4.	Accrued Liabilities

Adjustment to reflect estimated unpaid transaction costs.

5.	Deferred Taxes

The adjustments reflect an decrease in deferred tax liabilities related to the anticipated utilization of Intelli-Check’s net operating loss carry forwards, the removal of Mobilisa’s deferred tax assets related to accrued expenses and deferred revenue, and the increase of Mobilisa’s valuation reserve against deferred tax assets based on a preliminary estimate of realizability subsequent to completion of the mergers (see “Note 1, Basis of Pro Forma Presentation”).

6.	Shareholders’ Equity

To eliminate Mobilisa’s historical Shareholders’ Equity	$(484)
Assumed total purchase price	50,722
Less transaction costs	(200)

Net adjustments to Shareholders’ Equity	$50,038

Income Statement

a.	Cost of Goods Sold and Operating Expenses

The adjustments reflect the amortization for the developed product technology, order backlog, customer relationships and non-competition agreements. The pro forma amortization expense resulting from the $12.4 million of identifiable intangible assets was $0.9 million for the nine months ended September 30, 2007 and $1.4 million for the twelve months ended December 31, 2006.

b.	Income Taxes

To adjust tax provision to reflect the utilization of Intelli-Check’s net operating loss carryforwards. The pro forma combined provision for income taxes reflects the amounts that would have resulted had Intelli-Check and Mobilisa filed consolidated income tax returns during the periods presented.

c.	Shares Used in Per Share Calculation

The pro forma earnings per share reflect the weighted average number of Intelli-Check shares that would have been outstanding had the mergers been completed at the beginning of the Intelli-Check periods presented. Mobilisa’s shares outstanding were converted at the exchange ratio of 1.091.

DIRECTORS AND MANAGEMENT

Directors, Management and Key Employees Following the Acquisition

Upon consummation of the merger, Intelli-Check and Mobilisa intend the Board of Directors, executive officers and key employees of Intelli-Check to be as follows:

Name	Age	Position
Dr. Nelson Ludlow	46	Chief Executive Officer and Director
Russell T. Embry	44	Senior Vice President and Chief Technology Officer
Peter J. Mundy	51	Vice President Finance, Chief Financial Officer, Treasurer & Secretary
Jeffrey Levy	66	Chairman and Director
John W. Paxton	71	Vice Chairman and Director
L. Gen. Emil R. Bedard	64	Director
Bonnie Ludlow	52	Director
John E. Maxwell	53	Director
Arthur L. Money	67	Director
Guy L. Smith	58	Director

Nelson Ludlow, PhD was a co-founder of Mobilisa, Inc. and has been its Chief Executive Officer and a director since its inception in March 2001. Dr. Ludlow has over 20 years experience in software development for the military and corporate sectors. From 1982 to 1988, while in the Air Force, Dr. Ludlow served as a mathematician, a pilot, an intelligence officer at the National Air Intelligence Center, Technical Director for Artificial Intelligence at USAF Rome Laboratory, Assistant Professor of Computer Science at the Naval Postgraduate School, and the Director of Technology and Services for Radar Evaluation Squadron. In the corporate sector, Dr. Ludlow served as the Director of C2 Modeling for SAIC, Chief Scientist for the ORINCON Corporation and Chief Technology Officer for Ameranth Wireless--all in San Diego. He holds a PhD in Artificial Intelligence from the University of Edinburgh, Scotland and completed Post-Doctoral work in Computer Science at the University of Cambridge, England. Additional degrees include a Bachelors of Science Degree from Washington State University in Math and Physical Sciences, as well as a Masters of Science degree in Computer Science from Wright State University in Dayton, Ohio.

Russell T. Embry was appointed Senior Vice President and Chief Technology Officer in July 2001 and has been Vice President, Information Technology, since July 1999. From January 1998 to July 1999, Mr. Embry was Lead Software Engineer with RTS Wireless. From April 1995 to January 1998, he served as Principal Engineer at GEC-Marconi Hazeltine Corporation. From August 1994 through April 1995, he was a staff software engineer at Periphonics Corporation. From September 1989 to August 1994, Mr. Embry served as Senior Software Engineer at MESC/Nav-Com. From July 1985 through September 1989, he was a software engineer at Grumman Aerospace. Mr. Embry holds a B.S. in Computer Science from Stony Brook and an M.S. in Computer Science from Polytechnic University, Farmingdale.

Peter J. Mundy joined Intelli-Check, Inc. on March 26, 2007 as its Vice President of Finance, Chief Financial Officer, Secretary and Treasurer.  Prior to joining Intelli-Check, Mr. Mundy spent over 24 years at Sentry Technology Corporation, a publicly held company in the electronic security industry, and its predecessors. From February 2001 until December 2006, Mr. Mundy was Vice President of Finance, Chief Financial Officer, Secretary and Treasurer of Sentry Technology Corporation. From December 1994 through February 2001, Mr. Mundy was Vice President of Finance, Chief Financial Officer, Secretary and Treasurer of Knogo North America Inc.  Prior thereto, Mr. Mundy served as an officer of Knogo Corporation where he was Vice President - Corporate Controller from May 1994 and, prior to such time, Corporate Controller and Controller since 1982. Mr. Mundy was a supervisor with the accounting firm of Ernst & Whinney (predecessor to Ernst & Young).  Mr. Mundy received his BBA in accounting from Adelphi University and is a certified public accountant.

Jeffrey Levy was named Interim Chairman and CEO of Intelli-Check in June 2007. He was appointed a member of Intelli-Check’s Board of Directors in December 1999 and has served as Chairman of the Governance and Nominating, Compensation and Technology Oversight Committees. He has been, since January 1997, President and Chief Executive Officer of LeaseLinc, Inc., a third-party equipment leasing company and lease brokerage. Prior to 1997, Mr. Levy served as President and Chief Executive Officer of American Land Cycle, Inc. and Goose Creek Land Cycle, LLC, arboreal waste recycling companies and before that as Chief Operating Officer of ICC Technologies, Inc. and AWK Consulting Engineers, Inc.  Mr. Levy has had a distinguished career as a fighter pilot in the United States Air Force from which he retired as a colonel in 1988.  He also serves as President and CEO of Virginia College Parents, Inc. and is a board member or appointee in several other non-profit organizations and commissions including Mothers Against Drunk Driving, the International Institute on Alcohol Awareness, the Washington Regional Alcohol Program, Security on Campus, Inc., Virginia Attorney General's Task Force on Drinking by College Students and Virginia Crime Commission Task Force on Campus Security. Mr. Levy holds a BS degree in International Relations from the United States Air Force Academy, a graduate degree in Economics from the University of Stockholm and an MBA from Marymount University.

John W. Paxton was appointed a director and Chairman of the Board of Mobilisa in September 2005. Mr. Paxton brings 30 years of experience in the wireless networking field to Mobilisa's board. Mr. Paxton was the President of Zebra Technologies’ Bar Code Business Unit in 2003. Prior to 2000, Mr. Paxton served as Chairman and Chief Executive Officer of Telxon Corporation, President and Chief Executive Officer of Monarch Marking Systems, Executive Vice President of Paxar Corporation and President of Paxar’s Printing Solutions Group. Mr. Paxton joined Litton Industries as a corporate Vice President in 1991, when the company acquired Intermec Corporation. Between 1986 and 1991, he led Intermec, joining as President and Chief Operating Officer, and becoming Chairman and Chief Executive Officer in 1988. In addition to Mr. Paxton’s corporate experience, he brings venture capital experience as the Chairman of Odyssey Industrial Technologies, LLC, a joint venture partnership with Odyssey Investment Partners, as well as consulting experience as the head of Paxton Associates LLC, a business consulting firm. Mr. Paxton has a Bachelor of Science degree and a Master of Science degree in Business Management from LaSalle University, is a registered Professional Engineer and is a fellow of Seattle Pacific University. He has served on the board of the National Association of Manufacturers, and has been the Chairman and Vice Chairman of the Automatic Identification Manufacturers (AIM), a leading industry association.

Lieutenant General Emil R. "Buck" Bedard was appointed a director of Mobilisa in September 2004. He retired from the US Marine Corps with over 37 years of active duty service in 2003. General Bedard’s military career included two combat tours in Vietnam, as well as commanding the 7th Marine Regiment in Somalia and the 1st Marine Expeditionary Force during Operation Desert Storm. General Bedard’s final active duty tour was as the Deputy Commandant for Plans, Policies and Operations for the US Marine Corps Headquarters in Washington, D.C., where he served until his retirement in 2003. He has continued to serve with the Marine Corps in Afghanistan and Iraq since his retirement. General Bedard’s many military awards include a Distinguished Service Medal, Legion of Merit, and Bronze Star (with Combat V). General Bedard graduated from the University of North Dakota in 1967 with a Masters in Science.

Bonnie Ludlow was a co-founder of Mobilisa, Inc. and has been its Sr. Vice President, Finance and a director since its inception in March 2001. As a Senior Vice President of Finance, Ms. Ludlow was responsible for all financial transactions, including contracting and purchasing agreements, invoicing, and payroll as well as managing human resources for recruiting, hiring, and benefits administration. Ms. Ludlow has fifteen years of experience working with the Federal Government, six of which were active duty in the United States Air Force (March 1980 to February 1986), and nine as a Department of Defense civilian (February 1986 to October 1995). While on active duty, she was assigned to the Defense Security Agency (DSA) as a Czech linguist (September 1981 to September 1983). As a civil servant, Ms. Ludlow worked as a geodetic surveyor and engineering assistant, in which she positioned navigational aids on military runways. Additional duties in this position included the generation of technical drawings, maps and reports.

John E. (Jay) Maxwell was appointed a member of Intelli-Check’s Board of Directors in September 2005.  Mr. Maxwell has been the President & CEO of Clerus Solutions LLC, a firm dedicated to assisting the states and federal government with implementing secure identification as called for in the 9/11 Commission Report, since January 2006.  From May 2002 to August 2005, he was the Senior Vice President of Technology and the Chief Information Officer (CIO) of the American Association of Motor Vehicle Administrators (AAMVA).  At AAMVA, he was responsible for all of the information systems developed, implemented and operated by the association.  Mr. Maxwell also had the responsibility to direct AAMVA’s development of Driver License and ID Card Specifications intended to fight driver license and ID fraud and abuse.  Prior to that, from 1997 to May 2002, he was the President and Chief Operating Officer of AAMVAnet, Inc., a subsidiary of AAMVA.  Before joining AAMVA in July 1989, Mr. Maxwell spent 11 years with the U.S. Department of Transportation, working for the Federal Highway Administration and the National Highway Traffic Safety Administration developing information systems to improve highway safety.

Arthur L. Money was appointed a member of Intelli-Check’s Board of Directors in February 2003. The Honorable Arthur L. Money was sworn in as Assistant Secretary of Defense for Command, Control, Communications and Intelligence by the Senate in 1999 and served in that position until 2001 and was also the Chief Information Officer for the Department of Defense from 1998 until 2001. Prior to that he served as the Senior Civilian Official, Office of the Assistant Secretary of Defense, from 1998 to 1999 and was earlier confirmed by the Senate as Assistant Secretary of the Air Force for Research, Development and Acquisition and served as Chief Information Officer, from 1996 to 1998. Mr. Money currently serves as a member of the Board of Directors of Terremark Worldwide, Inc. (AMEX: TWW) an international company specializing in network and telecommunications services and Intevac, Inc. (NASDAQ: IVAC) a manufacturer of capital equipment for hard disk media manufacturing. He also serves on the advisory board of several corporations including the Boeing Company (NYSE: BA) and Northrop Grumman (NYSE: NOC) and has been recognized for his vision, leadership and commitment to excellence in systems and process re-engineering. Mr. Money holds a Master of Science Degree in Mechanical Engineering from the University of Santa Clara (Calif.) and a Bachelor of Science Degree in Mechanical Engineering from San Jose (Calif.) State University. He also currently serves on several U.S. Government Boards and Panels such as the FBI Science & Technology Advisory Board (Chairman), the NSA Advisory Board (Chairman), the Defense Science Board and the US Navy “DSAP” Special Advisory Panel. Prior to his government service, he had a distinguished business career having served as President of ESL Inc., a subsidiary of TRW, Inc., from 1990 to 1994 prior to its consolidation with TRW’s Avionics and Surveillance Group where he served as Vice President and Deputy General Manager of the Group from 1995 to 1996.

Guy L. Smith was appointed a member of Intelli-Check’s Board of Directors in June 2005. Mr. Smith has been the Executive Vice President of Diageo, the world’s leading premium drinks company, since 2000 and is responsible for Corporate Relations and Marketing Public Relations. At Diageo, Mr. Smith’s responsibilities include overseeing the corporation’s civic and social responsibility efforts in North America, including the Diageo Marketing Code. The Code governs the company’s social responsibility activities with regard to the marketing and sale of alcoholic beverages and the company’s undertakings to reduce underage access and abuse of alcohol. From 1998 - 1999, prior to joining Diageo, Mr. Smith was Special Advisor to President Clinton on The White House staff, where he served on the impeachment defense team. Mr. Smith also served as an informal strategic communications advisor to President Clinton from the beginning of the Clinton Administration. From 1999 to 2000, Mr. Smith was associated with The Hawthorn Group, a Washington-based public affairs firm, as well as with his own firm, Smith Worldwide Inc., from 1994 to 1996, which focused on reputation and crisis management. He was Chief Operating Officer of Hill & Knowlton International Public Relations, from 1992 to 1993, where he consulted with the firm's largest consumer product, technology, and legal clients. Prior to that Mr. Smith was Vice President-Corporate Affairs, the senior public affairs and public relations officer, for Philip Morris Companies Inc. from 1975 to 1992. During his 17 years with Philip Morris, Mr. Smith led the Corporate Affairs departments of the Miller Brewing Company and The Seven-Up Company, both then Philip Morris operating companies. Mr. Smith began his career as a reporter and assistant city editor for The Knoxville Journal. He is currently chairman of the Barrier Island Trust, an environmental protection organization and sits on the Board of Advisors of Mount Vernon, George Washington’s home outside Washington, D.C. Mr. Smith also serves as an Honorary Battalion Chief of the Fire Department of New York.

Mobilisa’s management team will remain substantially the same, and Nelson Ludlow, its current Chief Executive Officer, will remain its Chief Executive Officer.

Compliance with Section 16(a) of the Exchange Act

The Securities and Exchange Commission has adopted rules relating to the filing of ownership reports under Section 16(a) of the Securities Exchange Act of 1934. One such rule requires disclosure of filings, which under the Commission’s rules, are not deemed to be timely. Based on a review of the filings received, Intelli-Check is not aware of any non-timely filings for fiscal year 2007.

Meetings and Committees of the Board of Directors of Intelli-Check

During the fiscal year ended December 31, 2007, the Board of Directors held seven meetings, the Audit Committee held five meetings, the Compensation Committee held four meetings and the Corporate Governance and Nominating Committee held in excess of 15 meetings, particularly related to the proposed merger. All of the directors attended at least 75% of the aggregate of all Board meetings and meetings of committees on which they served. The Board of Directors has determined that Messrs. Blackwell, Levy, Maxwell, Money and Smith, are each independent directors as defined in Section 121(A) of the American Stock Exchange’s listing standards. The Company does not have a written policy relating to attendance by members of the board of directors at annual shareholder meetings. However, it is communicated and understood by all directors that they are required to attend barring any unforeseen circumstance. All directors attended last year’s annual shareholder meeting.

Compensation Committee

The Board of Directors has established a Compensation Committee which is currently comprised of Mr. Smith, chairperson, Mr. Money and Mr. Maxwell, each of whom is independent as defined in Section 121(A) of the American Stock Exchange’s listing standards. The Compensation Committee has adopted a written charter, a copy of which was attached to Intelli-Check’s proxy statement for its 2006 Annual Meeting of Stockholders. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for all officers and directors of Intelli-Check and reviews general policy matters relating to the compensation and benefits of all employees. The Compensation Committee has been designated by the Board of Directors to administer Intelli-Check’s stock option and equity incentive plans.

Compensation Committee Report

The following shall not be deemed to be “soliciting material” or to be “filed” with the Commission nor shall such information be incorporated by reference into any future filing of Intelli-Check under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934.

Intelli-Check’s Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for Intelli-Check’s 2006 Annual Meeting of Stockholders.

Compensation Committee:	Guy L. Smith (Chair) John E. Maxwell Arthur L. Money

Compensation Committee Interlocks and Insider Participation

The members of Intelli-Check’s compensation committee are named above. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of Intelli-Check or another entity.

Corporate Governance and Nominating Committee

The Board of Directors has established a Corporate Governance and Nominating Committee, which is comprised of Mr. Maxwell, chairperson, Mr. Money and Mr. Smith, each of whom is independent as defined in Section 121(A) of the American Stock Exchange’s listing standards. The Corporate Governance and Nominating Committee has adopted a written charter, a copy of which was attached to the Company’s proxy statement for its 2006 Annual Meeting of Stockholders. The charter sets forth responsibilities, authority and specific duties of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee reviews Intelli-Check’s internal policies and procedures and by-laws. With respect to nominating director candidates, this Committee identifies and evaluates potential director candidates and recommends candidates for appointment or election to the Board.

The Corporate Governance and Nominating Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to Intelli-Check, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of the Board of Directors, certain factors may be considered more than others by the Committee in making its recommendation. In considering candidates for Intelli-Check’s Board of Directors, the Corporate Governance and Nominating Committee will evaluate the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Corporate Governance and Nominating Committee, will not have any specific minimum qualifications that must be met by a nominee. The Corporate Governance and Nominating Committee will consider candidates for the Board from any reasonable source, including current board members, shareholders, professional search firms or other persons. The Corporate Governance and Nominating Committee will not evaluate candidates differently based on who has made the recommendation.

Although Intelli-Check does not currently have a formal policy or procedure for stockholder recommendations of director candidates, the Board of Directors welcomes such recommendations and will consider candidates recommended by stockholders. Because Intelli-Check does not prohibit or restrict such recommendations, Intelli-Check has not implemented a formal policy with respect to stockholder recommendations. However, the Board may consider implementing such a policy in the future.

Audit Committee

The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which is currently comprised of Mr. Blackwell, chairperson, Mr. Maxwell and Mr. Smith. Mr. Blackwell was appointed as a director and chairperson of Audit Committee in September 2007 after the resignation of Mr. Ashok Rao in August 2007. The members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange’s listing standards. The Audit Committee recommends to the Board of Directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, the Company’s internal accounting controls and audit practices and professional services rendered to Intelli-Check by the independent accountants. The Audit Committee has adopted a written charter, a copy of which was attached to the company’s proxy statement for its 2006 Annual Meeting of Stockholders. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the audit committee. Robert J. Blackwell is a managing member of Levine, Jacobs & Company. Prior to the formation of Levine, Jacobs & Company, L.L.C., he was a partner in the firm of Levine, Hoffman, Blackwell and Karu. He is a licensed Certified Public Accountant in both New Jersey and New York and is a member of the AICPA and the NJSCPA. Mr. Blackwell is also a Personal Financial Specialist (PFS). Mr. Blackwell is an “audit committee financial expert” and is an independent member of the Board of Directors.

Audit Committee Report

The following shall not be deemed to be “soliciting material” or to be “filed” with the Commission nor shall such information be incorporated by reference into any future filing of Intelli-Check under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

With respect to the audit of the fiscal year ended December 31, 2006, and as required by its written charter which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

In the course of its review, Intelli-Check has discussed with Amper, Politziner & Mattia, P.C., Intelli-Check, Inc.’s Independent Registered Public Accounting Firm, those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, “Communication with Audit Committees,” by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Intelli-Check has received and discussed with Amper, Politziner & Mattia, P.C. the written disclosures required by Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees.” These disclosures relate to the firm’s independence from Intelli-Check, Inc.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee:	Ashok Rao (Former Chair) John E. Maxwell Guy L. Smith

Acquisition Committee

The Board of Directors has established an Acquisition Committee comprised of Mr. Levy and Mr. Winiarz. The Acquisition Committee recommends to the Board of Directors opportunities within the Company’s area of strategic development for merger and/or acquisition which may enhance stockholder value.

Process for Sending Communications to the Board of Directors

Stockholders who wish to communicate with the Board of Directors are welcomed to put their comments in writing addressed to the Company’s Investor Relations Representative, Peter J. Mundy. Such communications may be sent to the Company’s corporate headquarters located at 246 Crossways Park West, Woodbury, NY 11797. Upon receipt, Mr. Mundy will distribute the correspondence to the Directors. All communications received will be provided to the Directors specified in the communication.

Intelli-Check’s Principal Accountant

For the fiscal years ended December 31, 2006 and December 31, 2007, Intelli-Check’s principal independent auditor was Amper, Politziner & Mattia, P.C., the services of which were provided in the following categories and amount:

Audit Fees

The aggregate fees billed by Amper, Politziner and Mattia, P.C. for professional services rendered for the audit of  Intelli-Check’s annual financial statements for the fiscal years ended December 31, 2006 and 2007 and for the reviews of the financial statements included in the company’s Quarterly Reports on Form 10-Q for such fiscal years amounted to $104,500 and $104,500, respectively.

Audit Related Fees

Other than the fees described under the caption “Audit Fees” above, Amper, Politziner and Mattia, P.C. did not bill any fees for services rendered to Intelli-Check during fiscal year 2006 or 2007 for assurance and related services in connection with the audit or review of the company’s financial statements.

Tax Fees

Amper, Politziner and Mattia, P.C. billed Intelli-Check for tax related services for the fiscal year 2006 totaling $4,000, and for the fiscal year 2007 totaling $5,000.

All Other Fees

The aggregate fees billed by Amper, Politziner and Mattia, P.C. for professional services rendered in connection with the Company’s Registration Statement on Form S-8 to register certain shares under the Company’s 2003 and 2006 Stock Option Plan amounted to $3,700 in 2007.

No other fees were billed by Amper, Politziner & Mattia, P.C. for 2006.

Pre-approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by Intelli-Check’s independent registered public accounting firm. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

Code of Ethics

On March 22, 2004, Intelli-Check adopted a code of ethics that applies to its Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A copy of Intelli-Check’s Code of Ethics is filed as an exhibit to the Annual Report on Form 10-K, dated March 31, 2003, and is available on the Company’s website. Intelli-Check’s Code of Ethics is intended to be a codification of the business and ethical principles which guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

Executive Compensation

Mobilisa’s Executive Officers. The following sets forth summary information concerning the compensation paid by Mobilisa to its Chief Executive Officer and its other four most highly compensated officers during the last three fiscal years.
MOBILISA HISTORICAL COMPENSATION INFORMATION

As a private company, Mobilisa is currently not required to have a compensation committee, and executive compensation has historically been set at the discretion of its principal shareholders and the board of directors. In setting the Chief Executive Officer’s compensation, Mobilisa’s principal shareholders and board of directors considered, among other factors, the following overarching principles:

•	Compensation must be consistent with Mobilisa’s overall financial performance;
•	Compensation should be consistent with that paid to the other highest-paid employee; and
•
Compensation must be approved by the Defense Contractor Audit Agency (“DCAA”) which bases its analysis of salary on education, years of applicable experience, training, and current responsibility level of the executive.

In setting the compensation for Mobilisa’s other executive officers, Mobilisa’s principal shareholders and its Chief Executive Officer considered, among other factors, salary offers used to recruit the executive from his or her previous employer and various salary guides for executive compensation. Like the Chief Executive Officer’s compensation, other executive compensation must be approved by the DCAA. All executive compensation is subject to annual review and was approved by the board of directors pursuant to its review of Mobilisa’s financial statements.

Dr. Ludlow’s post-acquisition compensation has not yet been determined, although, pursuant to he merger agreement, Dr. Ludlow will be entitled to enter into an employment agreement with a term of at least two years.

INTELLI-CHECK EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of Intelli-Check’s executive officers who served as named executive officers during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but also describes compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of Intelli-Check’s executive compensation disclosure.

The Compensation Committee currently oversees the design and administration of Intelli-Check’s executive compensation program and compensation for the Board of Directors.

The principal elements of Intelli-Check’s executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and other benefits. Intelli-Check’s other benefits consist of reimbursed business travel and entertainment expenses, a vehicle allowance, health insurance benefits, vacation and sick pay and a qualified 401(k) savings plan. Intelli-Check’s philosophy is to position the aggregate of these elements at a level that is commensurate with Intelli-Check’s size and performance.

Compensation Program Objectives and Philosophy

In General.    The objectives of Intelli-Check’s compensation programs are to:

•	attract, motivate and retain talented and dedicated executive officers,

•	provide Intelli-Check’s executive officers with both cash and equity incentives to further Intelli-Check’s interests and those of Intelli-Check’s stockholders, and

•	provide employees with long-term incentives so Intelli-Check can retain them and provide stability during Intelli-Check’s growth stage.

Generally, the compensation of Intelli-Check’s executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the Compensation Committee generally reviewed the individual contributions of the particular executive. The annual incentive compensation awards for 2006 and 2007 are and will be discretionary awards determined by the Compensation Committee based on expected Company performance. No annual incentive compensation has been paid to executive officers in the last three years. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of Intelli-Check’s common stock over time.

Intelli-Check generally intends to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. The non-exempt compensation paid to any of our executive officers for fiscal 2007 as calculated for purposes of Section 162(m) did not exceed the $1.0 million limit.

Competitive Market.    Intelli-Check defines its competitive market for executive talent and investment capital to be the technology and business services industries. To date, Intelli-Check has not engaged in the benchmarking of executive compensation but Intelli-Check may choose to do so in the future.

Compensation Process.    For each of Intelli-Check’s named executive officers, the Compensation Committee reviews and approves all elements of compensation, taking into consideration recommendations from Intelli-Check’s CEO (for compensation other than his own), as well as competitive market guidance. Based upon its review, the Compensation Committee approves salaries for executive officers. The Compensation Committee sets the salary level of each executive officer on a case by case basis, taking into account the individual’s level of responsibilities and performance. All executive officer salaries are reviewed on an annual basis. Salary changes for executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, economic and competitive factors, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. For 2007, the aggregate of the compensation paid to Intelli-Check’s Chief Executive Officer and other executive officers was 61% cash and 39% non-cash option awards.

Executive Officer Bonuses. The Compensation Committee has made a significant portion of executive officer compensation contingent upon Intelli-Check’s performance and each individual’s contribution to Intelli-Check’s success. For 2007, the Board of Directors approved a bonus plan for executives and employees which consisted of a bonus pool of up to $200,000 if the Company’s results of operations exceeded the approved 2007 budget by that amount. Intelli-Check has not yet computed if it met this threshold during 2007.

Stock Option Grants. The Compensation Committee currently administers Intelli-Check’s stock option and equity incentive plans for executive officers, employees, consultants and outside directors. Under the plans, the Compensation Committee grants options to purchase Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. The Compensation Committee believes that providing stock options to the executive officers, who are responsible for Intelli-Check’s management and growth, gives them an opportunity to own Intelli-Check stock and better aligns their interests with the interests of the stockholders. It also promotes retention of the officers because of the vesting provisions of the option grants and the potential for stock price appreciation.

For these reasons, the Compensation Committee considers stock options as an important element of compensation when it reviews executive officer compensation. At its discretion, the Compensation Committee also grants options based on individual and corporate achievements.

Normally, the Chief Executive Officer makes a recommendation to the Committee for awards to be made to executive officers other than the Chief Executive Officer. The Committee approves grants made to the Chief Executive Officer and other executive officers and, in certain cases, recommends grants for approval by the entire Board. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and Intelli-Check’s performance, the executive officer’s role and responsibilities at Intelli-Check and the executive officer’s base salary. Effective November 7, 2006, the Board enacted a new policy regarding all future stock option grants. Such policy requires that all future stock option issuances will be granted on the third Thursday of each month after they have been approved and that each such issuance will have a strike price per share equal to the closing price of the Corporation’s common stock on such day.

Chief Executive Officer Compensation. In deciding on changes in the base salary of the Chief Executive Officer, which will occur annually, the Compensation Committee considers several performance factors. Among these are operating and administrative efficiency and the maintenance of an appropriately experienced management team. The Compensation Committee also evaluates the Chief Executive Officer’s performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for Intelli-Check.

INTELLI-CHECK SUMMARY COMPENSATION TABLE

The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended December 31, 2007. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of such fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2) (3)	Total ($)

Jeffrey Levy (4)	2007	99,167	50,000	80,140	-	229,405
Interim Chairman & Chief Executive Officer	2006	-	-	-	-	-
	2005	-	-	-	-	-

Russell T. Embry	2007	170,652	-	33,706	2,040	206,398
Senior Vice President	2006	166,480	-	-	2,040	168,520
& Chief Technology Officer	2005	162,766	-	10,089	2,040	174,895

Lou Gryga (5)	2007	50,739	-	80,446	4,175	135,360
Senior Vice President of Marketing,	2006	-	-	-	-	-
Sales and Operations	2005	-	-	-	-	-

Peter J. Mundy (6)	2007	105,961	-	98,317	-	204,278
Vice President Finance	2006	-	-	-	-	-
& Chief Financial Officer	2005	-	-	-	-	-

Frank Mandelbaum (7)	2007	124,569	-	-	7,500	132,069
Former Chairman & Chief Executive Officer	2006	254,763	-	104,571	18,000	377,334
	2005	250,000	-	64,902	18,000	332,902

Todd Liebman (8)	2007	124,678	-	-	5,450	130,128
Former Senior Vice President Marketing	2006	171,536	-	307,391	9,000	487,927
& Chief Operating Officer	2005	135,128	-	-	9,000	144,128

Edwin Winiarz (9)	2007	33,157	-	-	-	33,157
Former Senior Executive Vice President	2006	172,087	-	104,571	15,000	291,658
& Chief Financial Officer	2005	161,343	-	116,740	15,000	293,083

(1)
The amounts reported in the “Option Awards” column reflect the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 and 2006, in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Note 3 to the Company’s unaudited financial statements for the quarter ended September 30, 2007 and in Note 8 to the audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 13, 2007 and March 26, 2007, respectively.

(2)	Amount represents car allowances.

(3)	No other compensation, including perquisites, in excess of $10,000 was paid to any of Intelli-Check’s named executive officers.

(4)
Mr. Levy was named Interim CEO as of June 8, 2007. Amount listed under salary is the consulting fee paid and options granted to Mr. Levy for his services as Interim Chairman & CEO. The payment of Mr. Levy's bonus of $50,000 was deferred until the merger with Mobilisa is completed.

(5)	Mr. Gryga started with Intelli-Check as of August 16, 2007 and resigned as of January 4, 2008.

(6)	Mr. Mundy started with Intelli-Check as of March 26, 2007.

(7)	Mr. Mandelbaum passed away on June 7, 2007. Amount excludes the death benefit of $132,000 paid to his surviving spouse in 2007.

(8)	Mr. Liebman resigned on August 8, 2007.

(9)	Mr. Winiarz resigned on January 21, 2007. Salary includes accrued vacation of $16,827.

Severance Arrangements

Peter Mundy, Intelli-Check's Chief Financial Officer, has a severance arrangement with Intelli-Check, which provides that if Intelli-Check acquires a company and retains and appoints an employee from the acquired company in the role of Chief Financial Officer and Mr. Mundy chooses not to accept a lesser role in the combined company, he would be entitled to a severance payment of $72,500 (equal to six months salary).

Stock Option and Equity Incentive Plans

The principal purpose of the Stock Option and Equity Incentive Plans is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The Plans provide for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards. Effective November 7, 2006, the Board enacted a new policy regarding all future stock option grants. Such policy requires that all future stock option issuances are set to be granted on the third Thursday of each month and that each such issuance will have a strike price per share equal to the closing price of the company’s Common Stock on such day.

Intelli-Check adopted a Stock Option Plan (the “1998 Stock Option Plan”) covering up to 400,000 of the Company’s Common Stock, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors currently administers the 1998 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1998 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1998 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of Intelli-Check. The 1998 Stock Option Plan also entitles non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

In August 1999, Intelli-Check adopted the 1999 Stock Option Plan covering up to 1,000,000 of the Company’s Common Stock, pursuant to which officers, directors, key employees and consultants to Intelli-Check are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors currently administers the 1999 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1999 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1999 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of the company. The 1999 Stock Option Plan also entitles non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

At the Company’s Annual Meeting held on July 11, 2001, the stockholders approved the 2001 Stock Option Plan covering up to 500,000 of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to Intelli-Check are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors currently administers the 2001 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2001 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2001 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the company. The 2001 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

At the Company’s Annual Meeting held on July 10, 2003, the stockholders approved the 2003 Stock Option Plan covering up to 500,000 of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to Intelli-Check are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors currently administers the 2003 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2003 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2003 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the company. The 2003 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

At the company’s Annual Meeting held on June 16, 2006, the stockholders approved the 2006 Equity Incentive Plan, which amends and restates the Company’s 2004 Stock Option Plan (the “2006 Plan”) covering up to 850,000 of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to the company are eligible to receive incentive stock options, nonqualified stock options and restricted stock awards. The Compensation Committee of the Board of Directors currently administers the 2006 Plan and determines the terms and conditions of options or restricted stock awards granted, including the option exercise price. The 2006 Plan provides that all stock options or restricted stock awards will expire within ten years of the date of grant. Incentive stock options granted under the 2006 Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the company. The 2006 Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

Administration. The Stock Option and Equity Incentive Plans are currently administered by the Compensation Committee as designated by the Board of Directors. The Compensation Committee has the power to interpret the Stock Option and Equity Incentive Plans and to adopt rules for the administration, interpretation and application according to terms of the plans.

Grant of Awards; Shares Available for Awards. Certain employees, consultants and directors are eligible to be granted awards under the Plans. The Compensation Committee will determine who will receive awards under the Plans, as well as the form of the awards, the number of shares underlying the awards, and the terms and conditions of the awards consistent with the terms of the Plans.

A total of 1,149,679 shares of Intelli-Check’s Common Stock are available for issuance or delivery under the existing Stock Option and Equity Incentive Plans. The number of shares of the Company’s Common Stock issued or reserved pursuant to the Plans will be adjusted at the discretion of the Board of Directors or the Compensation Committee as a result of stock splits, stock dividends and similar changes in the Company’s Common Stock.

Stock Options. The Stock Option and Equity Incentive Plans permit the Compensation Committee to grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. The Compensation Committee will establish the duration of each option at the time it is granted, with maximum ten-year duration for incentive stock options, and may also establish vesting and performance requirements that must be met prior to the exercise of options. Stock option grants (other than incentive stock option grants) also may have exercise prices that are less than, equal to or greater than the fair market value of the Company’s Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of the Company’s Common Stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of the Company’s Common Stock already owned by the option holder for at least six months (or another period consistent with the applicable accounting rules) with a fair market value equal to the exercise price.

Other Equity-Based Awards. In addition to stock options, the Compensation Committee may also grant certain employees, consultants and directors shares of restricted stock, with terms and conditions as the Compensation Committee may, pursuant to the terms of the 2006 Plan, establish. The 2006 Plan does not allow awards to be made under terms and conditions which would cause such awards to be treated as deferred compensation subject to the rules of Section 409A of the Code.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the Plans, and amend, suspend or terminate the Plans, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. Intelli-Check attempted to structure the Plans so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table summarizes options granted during the year ended December 31, 2007 to the named executive officers:

Name	Grant Date	Approval Date	Number of Securities Underlying Options Granted	Exercise or Base Price of Option Awards ($/Sh)	Fair Value at Grant Date ($) (1)	Expiration Date
Jeffrey Levy	6/21/07	6/19/07	25,000	$6.30	80,140(2)	6/21/12
Russell T. Embry	5/17/07	5/10/07	10,000	$6.65	33,706(3)	11/17/07
Lou Gryga	8/16/07	8/8/07	50,000	$3.05	80,446(4)	8/16/12
Peter J. Mundy	4/19/07	3/27/07	25,000	$7.00	98,317(5)	4/19/13

(1)
The amounts reported in the “Option Awards” column reflect the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Note 8 to the company’s audited financial statements for the quarter ended September 30, 2007, included in the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2007.

(2)	Vest ratably over a 12 month period.

(3)	Vest 50% immediately and 50% on 11/17/07

(4)	Vest at a rate of 5,000 options for each $500,000 in booked sales.

(5)	Vest 50% immediately, 25% on 10/19/07 and 25% on 4/19/08.

The following table summarizes unexercised options as of year-end December 31, 2007 for the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	No. of Securities Underlying Unexercised Options / Warrants			Option Exercise	Option Expiration
Name	Exercisable	Unexercisable		Price	Date
Jeffrey Levy	12,500	-		$6.30	6/21/12
	-	12,500	(1)	$6.30	6/21/12

Russell T. Embry	6,250	-		$3.82	4/30/08
	6,250	-		$7.44	11/05/08
	6,250	-		$7.44	5/05/09
	5,000	-		$4.37	12/03/09
	5,000	-		$4.37	6/03/10
	5,000	-		$3.18	11/17/10
	5,000	-		$6.65	5/17/12
	5,000	-		$6.65	11/17/12

Lou Gryga	5,000	-		$3.05	8/16/12
	5,000	-		$3.05	8/16/12
	5,000	-		$3.05	8/16/12
	-	35,000	(2)	$3.05	8/16/12

Peter J. Mundy	12,500	-		$7.00	4/19/12
	7,250	-		$7.00	10/19/12
	-	7,250	(3)	$7.00	4/19/13

These shares vest ratably over a six month period beginning January 2008.

(1)	These shares vest ratably upon the achievement of certain sales targets.

The following table summarizes options exercised and stock awards vested during the year-ended December 31, 2007 for the named executive officers:

OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Options			Stock Awards
Name	No. of Shares Acquired Upon Exercise (#)	Value Received Upon Exercise ($)		No. of Shares Acquired Upon Vesting (#)	Value Received Upon Vesting ($)
Frank Mandelbaum	25,000	$92,250	(1)	-	-
Jeffrey Levy	8,000	5,880	(2)	-	-
Russell T. Embry	6,250	20,813	(3)	-	-
Todd Liebman	5,000	10,150	(4)	-	-

(1)	Mr. Mandelbaum exercised 25,000 shares at an exercise price of $3.00 per share on January 3, 2007, when the closing price of the company’s Common Stock was $6.69.

(2)	Mr. Levy exercised 8,000 shares at an exercise price of $2.80 per share on June 25, 2007, when the closing price of the company’s Common Stock was $4.76.

(3)	Mr. Embry exercised 6,250 shares at an exercise price of $3.82 per share on June 4, 2007, when the closing price of the company’s Common Stock was $7.15.

(4)	Mr. Liebman exercised 5,000 shares at an exercise price of $4.57 per share on June 19, 2007, when the closing price of the company’s Common Stock was $6.60.

Pension Benefits

The company does not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

Intelli-Check does not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide Intelli-Check’s officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in the company’s best interests. Intelli-Check sponsors a tax qualified defined contribution 401(k) plan in which Mr. Winiarz, Mr. Embry and Mr. Liebman participate. Intelli-Check does not make any matching contributions to the plan.

Compensation of Directors

The table below sets forth certain information concerning compensation of Intelli-Check’s non-employee directors who served in 2007.

Name and Principal Position	Fees Paid in Cash ($)	Option Awards ($)		Stock Awards ($)		All Other Compensation ($) (7)	Total ($)
Jeffrey Levy	6,500	-		6,000	(2)	-	12,500
Robert J. Blackwell	3,500	-		-		-	3,500
John E. (Jay) Maxwell	12,500	-		52,000	(3)	-	64,500
Arthur L. Money	12,500	-		20,000	(4)	-	32,500
Guy L. Smith	9,500	13,983	(1)	-		-	23,483
Edwin Winiarz	12,000	-		-	(5)	-	12,000
Ashok Rao	6,500	-		48,000	(6)	-	54,500

(1)
Fair value of 4,362 options granted 6/21/07 at exercise price of $6.30 per share. As of December 31, 2007, including the awards listed above, Mr. Smith had aggregate outstanding options to purchase 81,850 shares of Common Stock.

(2)
Fair value of 952 restricted shares granted 6/21/07 at market price of $6.30 per share. As of December 31, 2007, Mr. Levy had aggregate outstanding options to purchase 95,350 shares of Common Stock and holds 952 shares of restricted Common Stock.

(3)
Fair value of 8,254 restricted shares granted 6/21/07 at market price of $6.30 per share. As of December 31, 2007, Mr. Maxwell had aggregate outstanding options to purchase 49,150 shares of Common Stock and holds 8,254 shares of restricted Common Stock.

(4)
Fair value of 3,175 restricted shares granted 6/21/07at market price of $6.30 per share. As of December 31, 2007, Mr. Money had aggregate outstanding options to purchase 148,300 shares of Common Stock and holds 10,175 shares of restricted Common Stock.

(5)	As of December 31, 2007, Mr. Winiarz had aggregate outstanding options to purchase 198,000 shares of Common Stock.

(6)
Fair value of 7,619 restricted shares granted 6/21/07 at market price of $6.30 per share. As of December 31, 2007, Mr. Rao holds 16,621 shares of restricted Common Stock. Mr. Rao resigned from the Board of Directors on August 9, 2007.

(7)	No other compensation, including perquisites in excess of $10,000, was paid to any of the directors.

During 2007, non-employee directors received fees of $3,000 for in-person attendance at board meetings and $500 for attendance at such meetings telephonically. Each non-employee director also received a fee of $250 for participation, either in-person or telephonically, at each separately convened committee meeting not held in conjunction with a board meeting. The Board recommended that beginning in 2006 non-employee directors should be granted the choice of restricted shares of Intelli-Check’s Common Stock in lieu of stock options or a number of stock options equal to that of the stock grant at the director’s option. In addition, the Board further recommended that non-employee directors, who are members of a committee, should be granted the choice of restricted shares of Intelli-Check’s Common Stock in lieu of stock options or a number of stock options equal to that of the stock grant at the director’s option. The number of restricted shares as proposed would be determined by the Board at each annual board meeting. This plan was included in Intelli-Check’s proxy statement for a vote by Intelli-Check’s stockholders at the 2006 Annual Meeting of Shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Intelli-Check

Since the beginning of 2007, Intelli-Check did not have any transactions with related persons as described under Item 404(a) of Regulation S-K. The Governance Committee reviews transactions with firms associated with directors and nominees for director. Intelli-Check’s management also monitors such transactions on an ongoing basis. Executive officers and directors are governed by Intelli-Check’s Code of Business Conduct and Ethics which provides that waivers may only be granted by the Board of Directors and must be promptly disclosed to shareholders. No such waivers were granted nor applied for in 2007. Intelli-Check’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

Mobilisa

The majority owners, who are members of management, loan money to Mobilisa from time to time. The loans bear no interest and are payable upon demand. As of December 31, 2006, 2005, and 2004, amounts owed to related parties were $27,403, $0, and $12,900, respectively.

Mobilisa leases office space from Eagle Coast, LLC that is wholly-owned by Mobilisa’s majority owners and who are members of management. For the years ended December 31, 2006, 2005, and 2004, total rental payments for this office space was $55,375, $48,957, and $23,508. Mobilisa entered into a 10-year lease for the office space ending in 2017.

The majority owners, who are members of management, have guaranteed all Mobilisa credit lines.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth, as of January 31, 2008, certain information regarding beneficial ownership of Intelli-Check’s Common Stock by each person who is known by it to beneficially own more than 5% of its Common Stock. The table also identifies the stock ownership of each of the directors, each of the officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. Unless otherwise indicated, the address for each of the named individuals is c/o Intelli-Check, Inc., 246 Crossways Park West, Woodbury, NY 11797-2015.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The applicable percentage of ownership is based on 12,281,728 shares outstanding as of January 31, 2008.

Name	Shares Beneficially Owned	Percent
Jeffrey Levy (1)	134,232	1.08
Russell T. Embry (2)	43,750
Lou Gryga (3)	15,000	*
Peter J. Mundy (4)	19,550	*
Robert J. Blackwell (5)	-	*
John E. Maxwell (6)	59,954	*
Arthur L. Money (7)	154,437	1.24
Guy L. Smith (8)	93,669	*
Edwin Winiarz (9)	225,000	1.80
Estate of Frank Mandelbaum (10)	652,281	5.15
All Executive Officers & Directors as a group (9 persons) (11)	520,592	5.75

* Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.

(1)	Includes 107,880 shares issuable upon exercise of stock options and rights exercisable within 60 days.

(2)	Includes 43,750 shares issuable upon exercise of stock options exercisable within 60 days.

(3)	Includes 15,000 shares issuable upon exercise of stock options exercisable within 60 days.

(4)	Includes 18,750 shares issuable upon exercise of stock options exercisable within 60 days.

(5)	Excludes 22,250 shares held by Mr. Blackwell’s wife for which he disclaims beneficial ownership.

(6)	Includes 51,500 shares issuable upon exercise of stock options exercisable within 60 days.

(7)	Includes 146,800 shares issuable upon exercise of stock options exercisable within 60 days.

(8)	Includes 86,212 shares issuable upon exercise of stock options exercisable within 60 days.

(9)	Includes 225,000 shares issuable upon exercise of stock options exercisable within 60 days.

(10)	Includes 375,000 shares issuable upon exercise of stock options exercisable within 60 days. The address is C/O Lance Mandelbaum, Executor, 12 Pine Drive, Old Bethpage NY 11804

(11)	Includes 469,862 shares issuable upon exercise of stock options and rights exercisable within 60 days.

Security Ownership of Officers and Directors of the Combined Company after the Acquisition

The following table sets forth information with respect to the beneficial ownership of the combined company’s Common Stock immediately after the consummation of the acquisition by each person who is known by Intelli-Check to beneficially own more than 5% of Intelli-Check’s Common Stock, each officer, each director and all officers and directors as a group.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The applicable percentage of ownership is based on an estimated 24,563,456 shares outstanding after the merger is completed.

Name	Shares Beneficially Owned	Percent
Dr. Nelson Ludlow (1)	4,180,952	17.0
Bonnie Ludlow (2)	8,018,236	32.6
John W. Paxton (3)	327,302	1.3
L. Gen. Emil R. Bedard (4)	436,402	1.8
Jeffrey Levy (1)	134,232	*
Russell T. Embry (2)	43,750	*
Lou Gryga (3)	15,000	*
Peter J. Mundy (4)	19,550	*
John E. Maxwell (6)	59,954	*
Arthur L. Money (7)	208,986	*
Guy L. Smith (8)	93,669	*
All Executive Officers & Directors as a group (13 persons) (14)	13,538,033	52.4

* Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.

(1)	Includes 21,820 shares issuable upon exercise of stock options and rights exercisable within 60 days.

(2)	Includes 21,820 shares issuable upon exercise of stock options exercisable within 60 days.

(3)	Includes 327,302 shares issuable upon exercise of stock options exercisable within 60 days.

(4)	Includes 436,402 shares issuable upon exercise of stock options exercisable within 60 days.

(5)	Includes 107,880 shares issuable upon exercise of stock options and rights exercisable within 60 days.

(6)	Includes 43,750 shares issuable upon exercise of stock options exercisable within 60 days.

(7)	Includes 15,000 shares issuable upon exercise of stock options exercisable within 60 days.

(8)	Includes 18,750 shares issuable upon exercise of stock options exercisable within 60 days.

(9)	Includes 51,500 shares issuable upon exercise of stock options exercisable within 60 days.

(10)	Includes 146,800 shares issuable upon exercise of stock options exercisable within 60 days.

(11)	Includes 86,212 shares issuable upon exercise of stock options exercisable within 60 days.

(12)	Includes 1,255,416 shares issuable upon exercise of stock options and rights exercisable within 60 days.

SHARES ELIGIBLE FOR FUTURE SALE

After the acquisition of Mobilisa, there will be up to 24,563,456 shares of Intelli-Check Common Stock outstanding, of which all but 12,281,728 shares will be registered and freely tradable without securities law restriction. The shares of Common Stock being issued in connection with the acquisition of Mobilisa have registration rights and may be sold pursuant to Rule 144. Intelli-Check intends to use its best efforts to cause a registration statement to be in effect within four months of the date of closing of the merger agreement. In addition, there are outstanding warrants to purchase 983,732 shares of Intelli-Check’s Common Stock, each to purchase one share of Common Stock. The Common Stock issuable upon exercise of the warrants will also be freely tradable, provided that there is a registration statement in effect at the time of their exercise. Intelli-Check intends to use its best efforts to cause such a registration statement to be in effect at such time as the warrants become exercisable. There is an aggregate of 1,456,815 shares of Common Stock that may be issued in the future upon exercise of outstanding warrants and options.

In general, under Rule 144, a person who has owned restricted shares beneficially for at least six months is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of the then-average preceding four weeks’ average weekly trading volume or one percent of the total number of shares outstanding. Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about the company. A person who has not been an affiliate of the company for at least the three months immediately preceding the sale and who has beneficially owned shares for at least one year is entitled to sell the shares under Rule 144 without regard to the limitations described above.

No prediction can be made about the effect that market sales of Intelli-Check Common Stock or the availability for sale of Intelli-Check Common Stock will have on its market price. Sales of substantial amounts of Common Stock in the public market could adversely affect the market price for Intelli-Check’s securities and could impair Intelli-Check’s future ability to raise capital through the sale of Common Stock or securities linked to it.

INTELLI-CHECK’S SECURITIES

General

Intelli-Check’s authorized capital stock consists of 20,000,000 shares of Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share, of which 30,000 shares are designated as Series A 8% Convertible Redeemable Preferred Stock, of which none are outstanding.

Common Stock

Intelli-Check is authorized to issue 20,000,000 shares of Common Stock. All the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable. Each outstanding share of Common Stock has one vote on all matters requiring a vote of the shareholders. There is no right to cumulative voting. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, having preference over the Common Stock. The holders of the Common Stock have no preemptive rights with respect to Intelli-Check’s offerings of shares of Intelli-Check’s Common Stock. Holders of Common Stock are entitled to dividends if, as and when declared by the Board out of the funds legally available therefor. It is Intelli-Check’s present intention to retain earnings, if any, for use in Intelli-Check’s business. Dividends are, therefore, unlikely in the foreseeable future.

Warrants

On August 8 and August 9, 2005, in connection with the private placement of 1,250,000 shares of Common Stock, Intelli-Check issued an aggregate of 500,000 immediately exercisable warrants to purchase shares of Common Stock, at an exercise price of $5.40 per share, which expire five years from the date they were purchased. The investors have registration rights with respect to (i) the shares of Common Stock purchased in the private placement and (ii) the shares of Common Stock issuable upon exercise of the warrants.

Change of Control Provisions

A number of provisions in Intelli-Check’s charter and bylaws and under Delaware law may make it more difficult to acquire control of Intelli-Check. These provisions may have the effect of delaying, deferring, discouraging, preventing or rendering more difficult a future takeover attempt which is not approved by Intelli-Check’s Board, but which individual stockholders may deem to be in their best interests or in which they may receive a substantial premium over then-current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. These provisions may also adversely affect the prevailing market price of the Common Stock. These provisions, which are described below, are intended to:

•	Enhance the likelihood of continuity and stability in the Board of Directors;

•	Discourage some types of transactions that may involve an actual or threatened change in control;

•	Discourage certain tactics that may be used in proxy fights;

•	Ensure that the Board of Directors will have sufficient time to act in what it believes to be in the best interests of the company and its stockholders; and

•	Encourage persons seeking to acquire control to consult first with the Board to negotiate the terms of any proposed business combination or offer.

Unissued Shares of Capital Stock

Common Stock. After the acquisition, Intelli-Check will have outstanding approximately 24,563,456 shares of Common Stock. The remaining authorized and unissued Common Stock will be available for future issuance without additional stockholder approval. While the additional shares are not designed to deter or prevent a change of control, under some circumstances, Intelli-Check could use them to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control, by, for example, issuing shares in private placements to purchasers who might side with the Board of Directors in opposing a hostile takeover bid.

Preferred Stock. The certificate of incorporation grants the Board of Directors the authority, without any further vote or action by stockholders, to issue preferred stock in one or more series, fix the number of shares constituting the series and establish the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, redemption rights and liquidation preferences of the shares of the series. The existence of authorized but unissued preferred stock could reduce Intelli-Check’s attractiveness as a target for an unsolicited takeover bid, since Intelli-Check could, for example, issue preferred stock to parties who might oppose such a takeover bid, or issue shares with terms the potential acquirer may find unattractive. This may have the effect of delaying or preventing a change in control, discourage bids for the Common Stock at a premium over the market price, and adversely affect the market price, and voting and other rights of holders of Common Stock.

Limitation of Liability of Directors and Officers

Intelli-Check’s certificate of incorporation provides that no director will be personally liable to Intelli-Check or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent this limitation or exemption is not permitted by the Delaware General Corporation Law. As currently enacted, the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any breach of the director’s duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) payments of unlawful dividends or unlawful stock repurchases or redemptions or (iv) any transaction from which the director derived an improper personal benefit.

The principal effect of this provision is that a stockholder will be unable to recover monetary damages against a director for breach of fiduciary duty unless the stockholder can demonstrate that one of the exceptions listed above applies. This provision, however, will not eliminate or limit liability arising under federal securities laws. The combined company’s charter will not eliminate its directors’ fiduciary duties. The inclusion of this provision in the charter may, however, discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited the combined company and its stockholders. This provision should not affect the availability of equitable remedies such as injunction or rescission based upon a director’s breach of his or her fiduciary duties.

The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers as well as its other employees and agents against judgments, fines, amounts paid in settlement and expenses, including attorneys’ fees, in connection with various proceedings, other than an action brought by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of an action brought by or in the right of the corporation (commonly known as “derivative suits”), except that indemnification in such a case may only extend to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The combined company’s charter and, with regard to its officers, its bylaws provide that the combined company will indemnify its directors and officers to the fullest extent permitted by Delaware law. Under these provisions and subject to the Delaware General Corporation Law, the combined company will be required to indemnify its directors and officers for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s or officer’s position with the combined company or another entity that the director or officer serves as a director, officer, employee or agent at the combined company’s request, subject to various conditions, and to advance funds to the combined company’s directors and officers before final disposition of such proceedings to enable them to defend against such proceedings. To receive indemnification, the director or officer must have been successful in the legal proceeding or have acted in good faith and in what was reasonably believed to be a lawful manner in the best interest of the combined company.

Transfer Agent and Registrar

The Transfer Agent and Registrar for the shares of Intelli-Check Common Stock and warrants is Continental Stock Transfer and Trust Company.

STOCKHOLDER PROPOSALS

If the acquisition is consummated, the Intelli-Check 2007 annual meeting of stockholders will be held in June 2008 unless the date is changed by the Board of Directors. If you are a stockholder and you wanted to include a proposal in the proxy statement for that annual meeting, you should have provided it to Intelli-Check by January 25, 2008. Since such date has passed, no stockholder proposals submitted after that date will be considered for this year’s annual meeting. You should direct any proposals to Intelli-Check’s secretary at Intelli-Check’s principal office. Although proposals that are not timely submitted will not be included in the proxy statement for next year’s Annual Meeting of Shareholders, the SEC rules allow proxies to grant discretionary authority to vote on matters that were not timely submitted to Intelli-Check for inclusion in the proxy statement, provided that Intelli-Check had notice of such matters no later than March 30, 2008.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission, Intelli-Check and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Intelli-Check’s annual report to stockholders and proxy statement. Upon written or oral request, Intelli-Check will deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that Intelli-Check deliver single copies of such documents in the future. Stockholders may notify Intelli-Check of their requests by calling Intelli-Check at (516) 992-1900 or writing Intelli-Check at Intelli-Check’s principal executive offices at 246 Crossways Park West, Woodbury, NY 11797.

WHERE YOU CAN FIND MORE INFORMATION

Intelli-Check files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Intelli-Check with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.

Intelli-Check files its reports, proxy statements and other information electronically with the SEC. You may access information on Intelli-Check at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov.

Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this document.

All information contained or incorporated by reference in this proxy statement relating to Intelli-Check has been supplied by Intelli-Check, and all such information relating to Mobilisa has been supplied by Mobilisa. Information provided by either of the companies does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition, you should contact:

Jeffrey Levy
Interim Chairman & CEO
Intelli-Check, Inc.
246 Crossways Park West
Woodbury, NY 11797
(516) 992-1900

This proxy statement incorporates important business and financial information about Intelli-Check and Mobilisa and its subsidiaries that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Jeffrey Levy
Interim Chairman & CEO
Intelli-Check, Inc.
246 Crossways Park West
Woodbury, NY 11797
(516) 992-1900

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is March 1, 2008.

Financial Statement Index

Mobilisa Financial Statements	F-2
Intelli-Check Financial Statements	F-43

MOBILISA, INC.

FINANCIAL STATEMENT INDEX

Audited Financial Statements for the years ended December 31, 2004, 2005 and 2006	F-3
Unaudited Financial Statements for the nine month period ended September 30, 2007	F-23

C O N T E N T S

Page

INDEPENDENT AUDITORS' REPORT	F-4
FINANCIAL STATEMENTS
BALANCE SHEETS	F-5
STATEMENTS OF OPERATIONS	F-6
STATEMENTS OF STOCKHOLDERS' EQUITY	F-7
STATEMENTS OF CASH FLOWS	F-8
NOTES TO FINANCIAL STATEMENTS	F-9 - F-22

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Mobilisa, Inc.
Port Townsend, Washington

We have audited the accompanying balance sheets of Mobilisa, Inc. as of December 31, 2006, 2005, and 2004, and the related statements of operations, stockholders' equity, and cash flows for each of the three years then ended. These financial statements are the responsibility of Mobilisa, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobilisa, Inc. as of December 31, 2006, 2005, and 2004, and the results of operations and cash flows for each of the three years then ended in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, Mobilisa, Inc. adopted Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," effective January 1, 2006.

/S/ PETERSON SULLIVAN PLLC

November 16, 2007
Seattle, Washington

MOBILISA, INC.
BALANCE SHEETS
As of December 31, 2006, 2005, and 2004

	2006	2005	2004
ASSETS
Current Assets
Cash	$182,726	$88,234	$44,451
Accounts receivable	832,267	177,930	450,418
Prepaid expenses	8,093	7,653	7,512
Deferred income taxes		7,787
Total current assets	1,023,086	281,604	502,381
Fixed Assets, net (Note 2)	228,951	159,810	131,316
Other Assets	9,289	1,500	1,500
TOTAL ASSETS	$1,261,326	$442,914	$635,197
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Lines of credit (Note 4)	$203,116	$73,223	$101,826
Accounts payable	130,972	28,531	32,620
Accrued expenses	302,862	197,495	168,944
Current portion of deferred revenue (Note 3)	162,729	3,960
Advances from related parties (Note 12)	27,043		12,900
Corporate income tax payable		48,845	1,759
Deferred income tax	19,954		72,262
Current portion of notes payable	12,289	10,711	11,763
Total current liabilities	858,965	362,765	402,074
Deferred Revenue	137,758
Notes Payable (Note 4)	52,396	23,710	34,590
Deferred Income Tax	15,066	5,462	15,304
Total liabilities	1,064,185	391,937	451,968
Commitments (Notes 4, 9)
Stockholders' Equity
Common stock; 20,000,000 shares
authorized; 11,243,490, 11,240,990,
and 11,240,990 shares issued
and outstanding, respectively	59,658	58,408	58,408
Additional paid-in capital	214,578	132,822	61,819
Accumulated earnings (deficit)	(77,095)	(140,253)	63,002
Total stockholders' equity	197,141	50,977	183,229
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,261,326	$442,914	$635,197

See Notes to Financial Statements

MOBILISA, INC.
STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2006, 2005, and 2004

	2006	2005	2004
Revenues
Research and development	$1,651,801	$2,149,376	$1,573,006
Consulting income	796,592	72,572	108,934
Commercial products	938,669	42,249
Subscriptions and warranties	36,404	792
Total revenues	3,423,466	2,264,989	1,681,940
Cost of revenues
Research and development	213,153	370,760	217,214
Commercial products	307,886	18,363
Total cost of revenues	521,039	389,123	217,214
Gross profit	2,902,427	1,875,866	1,464,726
Operating expenses
Salaries and wages	1,844,071	1,371,970	856,735
Professional fees	121,021	65,052	24,873
Rent	122,258	49,238	39,083
Depreciation and amortization	45,448	32,031	24,119
Other general and administrative	632,271	586,833	320,416
Total operating expenses	2,765,069	2,105,124	1,265,226
Operating income (loss)	137,358	(229,258)	199,500
Other income (expense)
Interest expense	(36,908)	(16,385)	(6,986)
Other income	53	2,342	953
Total other income (expense)	(36,855)	(14,043)	(6,033)
Income (loss)
before income taxes	100,503	(243,301)	193,467
Provision for income tax expense (benefit)
Current		49,845	1,759
Deferred	37,345	(89,891)	87,566
	37,345	(40,046)	89,325
Net Income (Loss)	$63,158	$(203,255)	$104,142

See Notes to Financial Statements

MOBILISA, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2006, 2005, and 2004

	Common Stock		Additional	Accumulated
	Number of shares	Amount	paid-in capital	earnings (deficit)	Total
Balance, December 31, 2003	11,240,990	$58,408	$20,445	$(41,140)	$37,713
Expense related to stock options issued to consultants			41,374		41,374
Net income				104,142	104,142
Balance, December 31, 2004	11,240,990	58,408	61,819	63,002	183,229
Expense related to stock options issued to consultants			71,003		71,003
Net loss				(203,255)	(203,255)
Balance, December 31, 2005	11,240,990	58,408	132,822	(140,253)	50,977
Share-based compensation expense			81,756		81,756
Exercise of stock options	2,500	1,250			1,250
Net income				63,158	63,158
Balance, December 31, 2006	11,243,490	$59,658	$214,578	$(77,095)	$197,141

See Notes to Financial Statements

MOBILISA, INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006, 2005, and 2004

	2006	2005	2004
Operating Activities
Net income (loss)	$63,158	$(203,255)	$104,142
Adjustments to reconcile net income (loss)
to net cash flows from operating activities
Depreciation and amortization	45,448	32,031	24,119
Share-based expenses	81,756	71,003	41,374
Deferred income taxes	37,345	(89,891)	87,566
Change in:
Accounts receivable	(654,337)	272,488	(69,385)
Prepaid expenses and other assets	(8,229)	(141)	(1,826)
Accounts payable and accrued expenses	207,808	24,462	(169,541)
Deferred revenue	296,527	3,960
Advances from related parties	27,043	(12,900)	(20,000)
Income tax payable	(48,845)	47,086	1,759
Net cash flows from operating activities	47,674	144,843	(1,792)
Investing Activities
Purchase of fixed assets	(65,686)	(60,525)	(44,479)
Financing Activities
Net change in lines of credit	129,893	(28,603)	97,747
Principal payment on notes payable	(18,639)	(11,932)	(11,619)
Proceeds from exercise of stock options	1,250
Net cash flows from financing activities	112,504	(40,535)	86,128
Net increase in cash	94,492	43,783	39,857
Cash - beginning of year	88,234	44,451	4,594
Cash - end of year	$182,726	$88,234	$44,451
SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	$27,981	$7,758	$6,924
Cash paid for income tax	$49,845	$2,804	$-
Noncash investing and financing activities:
Purchase of fixed assets with debt issuance	$48,903	$-	$-

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

Nature of Business

Mobilisa, Inc. ("the Company") was incorporated in the State of Washington in March 2001. The Company derives its revenue from research and development contracts with various branches of the United States government, which primarily entail developing solutions for wirelessly transmitting information over water and developing software applications for mobile, handheld devices. The Company also derives its revenue from selling handheld communication devices with patented software which allows users to read various forms of identification and compare it to information on databases. The Company is headquartered in Port Townsend, Washington, and has offices in Ohio and Washington D.C.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Company's financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include share-based expenses and deferred tax valuation allowances. Due to the inherent uncertainties involved in making estimates, actual results may be different from those estimates.

Cash and Cash Equivalents

The Company considers money market funds, certificates of deposit, and all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. As of December 31, 2006, 2005, and 2004, there were no cash equivalents.

Accounts Receivable

Accounts receivable are stated at principal amounts and are primarily comprised of amounts contractually due from customers for products and services, and amounts due from government research and development contracts. The Company provides an allowance for doubtful accounts based on an evaluation of customer account balances past due 180 days from the date of invoicing. In determining whether to record an allowance for a specific customer, the Company considers a number of factors, including prior payment history and financial information of the customer. As of December 31, 2006, 2005, and 2004, management determined no allowance for doubtful accounts was necessary.

Inventory

In general, the Company does not maintain inventory. Rather, inventory is purchased on an as-needed basis and shipped to the customer within a relatively short time after purchase.

Fixed Assets

Fixed assets are recorded at cost and depreciated using the straight-line method over their estimates lives, as described below. Leasehold improvements are amortized over the shorter of their estimated lives or the term of the lease. Expenditures for maintenance and repairs are charged to expense as incurred.

Estimated Life (in years)
Computer equipment	5
Furniture and fixtures	5 to 10
Vehicles	7 to 10
Leasehold improvements	5 to 10

Software Development Costs

The Company complies with Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed," which specifies that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Software production costs for computer software that is to be used as an integral part of a product or process shall not be capitalized until both (a) technological feasibility has been established for the software and (b) all research and development activities for the other components of the product or process have been completed. The Company has not capitalized any software development costs as technological feasibility is generally not established until a working model is completed, at which time substantially all development is complete.

In accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," the Company may capitalize certain costs associated with the implementation of software developed for internal use. Costs capitalized would primarily consist of employee salaries and benefits allocated to the implementation project. The Company capitalized no such costs in 2006, 2005, or 2004.

Long-Lived Assets Impairment

Long-lived assets are reviewed when changes in circumstances require as to whether their carrying value has become impaired, pursuant to guidance established in SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value, and a loss is recorded as the difference between the carrying value and the fair value. Fair values are determined based on the quoted market values, discounted cash flows, or internal and external appraisal, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value. For the years ended December 31, 2006, 2005, and 2004, no impairment charges were recorded.

Revenue Recognition

Revenue is generally recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is probable, and there is no future Company involvement or commitment. Specific criteria for each revenue type are as follows:

Research and Development - Revenue from research and development contracts are generally with government agencies under cost-plus fixed-fee contracts, where revenue is based on time and material costs incurred. Revenue from these arrangements is recognized as time is spent on the contract and materials are purchased.

Consulting Income - The Company performs consulting work for other companies. These services are billed based on time and materials. Revenue from these arrangements is also recognized as time is spent on the contract and materials are purchased.

Commercial Products - The Company has revenue arrangements to sell products and services for which they are obligated to deliver products and services. A typical multiple-element arrangement includes handheld units loaded with patented software, installation and training services, database subscription services, and warranties.

The Company applies Emerging Issues Task Force ("EITF") Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Under EITF 00-21, multiple-element arrangements are assessed to determine whether they can be separated into more than one unit of accounting. In performing the assessment, the Company first applies the separation criteria within FASB Technical Bulletin ("FTB 90-1"), "Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts" to separate the deliverables falling within the scope of FTB 90-1. Multiple-element arrangements are separated into more than one element if all of the following are met:

•	The delivered item(s) has value to the customer on a standalone basis.

•	There is objective and reliable evidence of the fair value of the undelivered item(s).

•
If the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item(s) is considered probable and substantially within the Company's control.

If all of the above criteria are not met, revenue associated with the arrangement is deferred until the criteria are met on all undelivered elements, or the entire arrangement has been delivered. If objective and reliable evidence of fair value is available for all elements of the arrangement, revenue is allocated to each element based upon the relative fair value of each element to the total arrangement value. The price charged when an element is sold separately generally determines fair value. In the absence of fair value for a delivered element, the Company allocates revenue first to the fair value of the undelivered elements and then allocates the residual value to the delivered elements. In the absence of fair value for an undelivered element, the entire arrangement is accounted for as a single unit of accounting and revenue for the delivered elements is deferred until the undelivered elements have been delivered.

In multiple element revenue arrangements that include software that is more than incidental to the products or services as a whole, software and software-related elements are accounted for in accordance with AICPA Statement of Position ("SOP") No. 97-2, "Software Revenue Recognition." Software-related elements include software products and services, as well as any non-software deliverable for which a software deliverable is essential to its functionality. The Company allocates revenue to each element based upon vendor-specific objective evidence ("VSOE") of the fair value of the element or, if VSOE is not available, by application of the residual method. VSOE of fair value for an element is based upon the price charged when the element is sold separately.

Subscriptions - Subscriptions to database information can be purchased for month-to-month, one, two, and three year periods. Revenue from subscriptions are deferred and recognized over the contractual period, which is typically three years.

Warranties - The Company offers enhanced extended warranties for its sales of hardware and software at a set price. The revenue from these sales are deferred and recognized on a straight-line basis over the contractual period, which is typically three years.

Shipping and handling costs and out-of-pocket expenses reimbursed by customers are included in revenues and cost of revenues and are recognized when incurred.

Share-Based Payments

On January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123(R), "Share-Based Payment" ("SFAS 123R"), which requires measurement of compensation cost for all share-based compensation awards at fair value on date of grant and recognition of compensation cost over the requisite service period.

Through December 31, 2005, stock options issued to consultants and other non-employees were accounted for in accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services" ("EITF 96-18"), where the options were either valued at the known fair value of services received or the calculated fair value using the Black-Scholes model. Compensation expense is recognized over the requisite service period. Compensation cost recognized under EITF 96-18 was $71,003 and $41,374, for December 31, 2005 and 2004, respectively.

Prior to January 1, 2006, the Company accounted for stock-based payments to employees and directors under the recognition and measurement provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Options Issued to Employees," and related interpretations, as permitted by SFAS No. 123, "Accounting for Stock-Based Compensation." In accordance with APB 25, stock option expense was recognized based on the intrinsic value method whereby any difference between exercise price and fair value of the Common Stock on the date of grant was recognized as stock option compensation expense ratably over the vesting period. As all stock options granted to employees and directors through December 31, 2005, were granted with an exercise price equal to the fair value of the Common Stock at the date of grant, no expense was recognized though December 31, 2005.

The Company adopted SFAS 123(R) using the prospective transition method whereby compensation cost recognized subsequent to January 1, 2006, includes compensation cost for all stock options granted, modified, repurchased, or cancelled subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). The Company amortizes stock compensation cost ratably over the requisite service period (typically the vesting period). Additionally, under this transition method, stock options that were outstanding at the date of adoption of SFAS 123(R) continue to be accounted for using the accounting principles originally applied to them. For the year ended December 31, 2006, the Company recognized $81,756 of additional non-cash, share-based compensation expense due to the adoption of SFAS 123(R), which decreased net income by such amount. The financial results for the prior periods have not been restated.

The following table illustrates the effect on net income or loss for the years ended December 31, 2005 and 2004, if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

	2005	2004
Net income (loss), as reported	$(203,255)	$104,142
Stock-based employee compensation expense included in net income (loss), as reported	-	-
Less: Total stock-based employee compensation expense determined under the fair value based method for all awards, net of tax effects	49,133	17,760
Pro forma net loss	$(252,388)	$86,382

Income Taxes

The Company complies with SFAS No. 109, "Accounting for Income Taxes," which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The difference between taxes computed by applying the U.S. tax rate in effect and the actual tax expense or benefit recorded is due to the valuation allowance on the Company's deferred tax assets and varying tax rates between years presented. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realization of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

Fair Value of Financial Instruments

The Company adheres to the provisions of SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." This pronouncement requires that the Company calculate the fair value of financial instruments and include this additional information in the notes to financial statements when the fair value is different than the book value of those financial instruments. The Company's financial instruments include cash, accounts receivable, accounts payable, lines of credit, and notes payable. At December 31, 2006, 2005, and 2004, the carrying value cash, accounts receivable, and accounts payable, approximated fair value, due to their short-term nature. The carrying value of the lines of credit and notes payable approximated fair value due to these agreements generally having reasonable rates of interest based on the nature of the collateral.

Concentrations and Credit Risk

The Company maintains cash and cash equivalent balances with financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances, and management believes its risk of loss to be minimal.

The Company currently derives a significant portion of its revenue from sales of products and services to different agencies of the U.S. government or commercial customers primarily serving various agencies of the U.S. government. Given the type of customers, the Company does not believe its accounts receivable represent a significant credit risk. As of December 31, 2006, 2005, and 2004, 90%, 93% and 99% of accounts receivable were from six, three, and four customers, respectively.

New Accounting Pronouncements

In June 2007, the Emerging Issues Task Force of the FASB issued EITF Issue No. 07-3, "Accounting for Nonrefundable Advance Payments for Goods or Services to be Used in Future Research and Development Activities," which is effective for fiscal years beginning after December 15, 2007. EITF 07-3 requires that nonrefundable advance payments for future research and development activities be deferred and capitalized. Such amounts will be recognized as an expense as the goods are delivered or the related services are performed. Management does not expect the adoption of EITF 07-3 to have a material impact on the financial results of the Company.

In February 2007, FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities." SFAS 159 provides the option to report certain financial assets and liabilities at fair value, with the intent to mitigate volatility in financial reporting that can occur when related assets and liabilities are record on different bases and is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of SFAS 159 to have a material impact on the financial position of the Company.

In September 2006, FASB issued SFAS No. 157 "Fair Value Measurements." SFAS 157 addresses differences in the definition of fair value and guidance in applying the definition of fair value to the many accounting pronouncements that require fair value measurements. SFAS 157 emphasizes that (1) fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing the asset or liability for sale or transfer and (2) fair value is not entity-specific but based on assumptions that market participants would use in pricing the asset or liability. Finally, SFAS 157 establishes a hierarchy of fair value assumptions that distinguishes between independent market participant assumptions and the reporting entity's own assumptions about market participant assumptions. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect that SFAS 157 will have a material impact on its financial position, results of operations, or cash flows.

In July 2006, FASB issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." FIN 48 provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS No. 109, "Accounting for Income Taxes." FIN 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding derecognition, classification and disclosure of uncertain tax positions. Based on a FASB deferral for non-public companies, FIN 48 is effective for fiscal years beginning after December 15, 2007. The Company does not expect that FIN 48 will have a material impact on its financial position, results of operations or cash flows.

Note 2. Fixed Assets

Fixes assets are comprised of the following at December 31:

	2006	2005	2004
Computer equipment	$162,979	$116,160	$72,613
Furniture and fixtures	52,675	33,808	16,831
Vehicles	115,199	66,296	66,296
Leasehold improvements	15,935	15,935	15,935
	346,788	232,199	171,675
Less: accumulated depreciation and amortization	(117,837)	(72,389)	(40,359)
	$228,951	$159,810	$131,316

Note 3. Deferred Revenue

Deferred revenue is related to the following at December 31:

	2006	2005
Warranty	$110,435	$-
Subscriptions	190,052	3,960
	300,487	3,960
Less: current portion	(162,729)	(3,960)
	$137,758	$-

Note 4. Debt

Lines of Credit

The Company has lines of credit with several institutions, as follows, as of December 31:

	Interest Rate	Limit	2006	2005	2004
Line 1	Prime + 1%	$90,000	$1,009	$68,420	$70,666
Line 2	Prime + 1%	250,000	202,107		31,160
Line 3	15%	15,000		4,803
		$355,000	$203,116	$73,223	$101,826

Interest payments on the lines of credit are due monthly. All assets of the Company have been pledged as collateral for the lines of credit. All of the lines are renewable annually.

Notes Payable

The Company's notes payable are as follows as of December 31:

	2006	2005	2004
Note payable, 6.67% interest, secured by boat, payable in monthly installments of $360 including interest, due December 2, 2013.	$24,759	$26,663	$29,280
Note payable, 7.83% interest, secured by vehicle, payable in monthly installments of $443 including interest, due January 12, 2011.	18,531
Note payable, 6.69% interest, secured by vehicle, payable in monthly installments of $534, including interest, due September 14, 2010.	21,395
Note payable, secured by vehicle, payable in monthly installments of $775, paid in full in 2006.		7,758	17,073
	64,685	34,421	46,353
Less: current portion	(12,289)	(10,711)	(11,763)
Long-term portion of notes payable	$52,396	$23,710	$34,590

Notes payable mature as follows for the years ending December 31:

2007	$12,289
2008	12,871
2009	13,811
2010	13,194
2011	4,087
Thereafter	8,433
$64,685

Note 5. Capital Stock

The Company has 2,000,000 shares of undesignated no par value preferred stock authorized. No shares of preferred stock are outstanding.

Note 6. Share-based Payments

The Company has two share-based compensation plans, which are described below. The compensation cost that has been charged against income for those plans was $81,756 for 2006. There has been no share-based compensation cost capitalized.

The Company's 2003 Stock Option Plan ("2003 Plan") permits the grant of share options for up to 3,000,000 shares of Common Stock. The 2003 Plan is intended to provide an incentive to employees, directors, and consultants to use their maximum effort in the successful operation of the Company and to attract and retain talented personnel. Option awards are generally granted with an exercise price equal to the fair value of the Company's Common Stock on the date of grant; those option awards generally vest based on four years of continuous service and have a ten-year contractual term. Option awards provide for accelerated vesting if there is a change in control (as defined in the 2003 Plan). As of December 31, 2006, there were 1,760,500 options available for grant under the 2003 Plan.

The Company's 2004 Non-Employee Director Stock Option Plan ("2004 Plan") permits the grant of share options for up to 1,000,000 shares of Common Stock. The 2004 Plan is intended to provide an incentive to non-employee directors to use their maximum effort in the successful operation of the Company and to attract and retain directors. Option awards are generally granted with an exercise price equal to the fair value of the Company's Common Stock on the date of grant and have a ten year contractual term. Those option awards vest 50% on the first anniversary and 1/24th per month following so that the options are fully vested on the second anniversary of the date of grant. Option awards provide for accelerated vesting if there is a change in control (as defined in the 2004 Plan). As of December 31, 2006, there were no options available for grant under the 2004 Plan.

The fair value of each award is estimated as of the date of grant using the Black-Scholes option valuation model that uses assumptions noted in the following table. As the Company does not have a readily determinable value for its Common Stock, the expected volatilities for 2006 are based on implied volatilities from the closing market price of the Company's closest publicly-traded competitor. The expected term of the options represents the period of time that options granted are expected to be outstanding. The risk-free rates are based on the U.S. treasury yield curve for the expected term in effect at the time of grant.

	2006	2005	2004
Expected volatility	58.8-83.6%	0%*	0%*
Expected term (years)	7	7	7
Risk-free rate	4.4-5.1%	3.7-4.5%	3.2-4.3%
Expected dividends	0%	0%	0%

* This volatility (0%) is allowed for 2005 and 2004 under the "minimum value" method under SFAS 123.

A summary of option activity under the plans as of December 31, 2006, and changes during the year then ended is as follows:

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Exercise Price
Options outstanding, December 31, 2005	2,059,000	$0.17	$0.54
Granted	520,500	0.59	0.80
Exercised	(2,500)	0.11	0.50
Forfeited/canceled	(340,000)	0.12	0.50
Options outstanding, December 31, 2006	2,237,000	$0.30	$0.68

	Options Outstanding			Options Exercisable
Exercise Prices	Number of Options	Weighted Average Remaining Term	Total Intrinsic Value	Number of Options	Weighted Average Remaining Term	Total Intrinsic Value
$0.25	235,500	5.77	$176,625	210,500	5.69	$157,875
$0.50	1,691,000	8.00	845,500	870,500	7.77	435,250
$1.00	310,500	9.58
	2,237,000	7.99	$1,022,125	1,081,000	7.36	$593,125

The fair value of options granted prior to January 1, 2006, was determined at the date of grant using the minimum value method, which excludes consideration of volatility in the fair value calculations. The weighted-average grant-date fair value of options granted during the years 2006, 2005, and 2004, was $0.59, $0.17, and $0.14, respectively. The total intrinsic value of options exercised during the years ended December 31, 2006, 2005, and 2004, was $1,250, $0, and $0, respectively.

A summary of the status of the Company's nonvested stock options as of December 31, 2006, and changes during the year ended December 31, 2006, is as follows:

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Exercise Price
Nonvested, January 1, 2006	1,541,500	$0.19	$0.26
Granted	520,500	0.59	0.80
Vested	(566,000)	0.17	0.48
Forfeited	(340,000)	0.12	0.50
Nonvested, December 31, 2006	1,156,000	$0.43	$0.90

As of December 31, 2006, there was $271,327 of total unrecognized compensation cost related to nonvested stock options granted under the 2003 and 2004 Plans. That cost is expected to be recognized over a weighted average period of 3.45 years.

The Company issues new shares upon exercise of options.

Note 7. Warrants

The Company issued 56,000 warrants in 2003 which remain outstanding as of December 31, 2006. The warrants have a weighted average exercise price of $0.34 and expire in 2013.

Note 8. Income Taxes

Significant components of deferred tax assets and liabilities are as follows:

	2006	2005	2004
Deferred Tax Assets:
Accrued expenses	$151,843	$33,904	$58,458
Deferred revenue	105,170
Other	68,288	45,592	28,851
Total Deferred Tax Assets	325,301	79,496	87,309
Valuation Allowance	53,643	42,635	28,855
Net Deferred Tax Assets	271,658	36,861	58,454
Deferred Tax Liabilities:
Accounts receivable	291,293	26,690	130,621
Other	15,385	7,846	15,399
Total Deferred Tax Liabilities	306,678	34,536	146,020
Net Deferred Tax Liability (Asset)	$35,020	$(2,325)	$87,566

The net deferred tax (liability) asset is included in the balance sheet as follows:

Liabilities
Current	$19,954	$-	$72,262
Long-term	15,066	5,462	15,304
	35,020	5,462	87,566
Assets
Current		7,787
	$(35,020)	$2,325	$(87,556)

The valuation allowance on deferred tax assets for the years ended December 31, 2006, 2005 and 2004 changed by $11,008, $13,780, and $28,855, respectively.

For the year ended December 31, 2004, the Company utilized net operating loss carryforwards of $45,818 to offset federal income taxes owed. As of December 31, 2006, the Company had no federal net operating loss carryforwards.

Note 9. Commitments

Lease Agreements and Contingencies

The Company has several lease agreements for office and storage space. Future minimum lease payments under the lease agreements are as follows for the years ending December 31:

2007	$181,041
2008	219,701
2009	205,868
2010	84,869
2011	74,985
Thereafter	418,669
$1,185,133

Government Overhead Rates

Revenue earned on government research and development contracts include amounts based on operating costs using a computed overhead rate that is adjusted each year. As a result of the standard yearly audit by the Defense Contract Audit Agency of the 2004 overhead rate, it was determined that the Company was using an incorrect rate, which resulted in an overcharge of overhead costs. An amount of $55,633 has been accrued as of December 31, 2004, and is included in accrued expenses as of December 31, 2006, 2005, and 2004.

Note 10. Employee Benefit Plan

In April 2004, the Company initiated a 401(k) plan for the benefit of its employees. In 2007, the Company began matching a portion of employee's contributions to the plan up to 50% of the first 6% of an employee's deferral.

Note 11. Guarantees

Beginning in 2004, the Company began leasing office space from a company ("Lessor Company") wholly-owned by Mobilisa majority owners, who are also members of management. The Lessor Company's entire operations consist of the leased property and related bank debt. The Company is a guarantor of the loans for the leased property. As of December 31, 2006, the Company's maximum exposure to loss is $450,187.

Under FASB Interpretation ("FIN") No. 46 (revised December 2003) "Consolidation of Variable Interest Entities an Interpretation of ARB No. 51," companies are required to consolidate a related variable interest entity ("VIE") when the reporting company is the "primary beneficiary" of that entity and holds a variable interest in the VIE. The determination of whether a reporting company is the primary beneficiary of a VIE ultimately turns on whether the reporting entity will absorb a majority of the VIE's anticipated losses or receive a majority of the VIE's anticipated gains.

The Company analyzed its transactions with and relationship to the Lessor Company and concluded that it had an implicit variable interest in the Lessor Company. However, the primary beneficiary, based on an assessment of what entity absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests, is the common owners. Accordingly, the Company is not required to consolidate the operations of the Lessor Company.

Note 12. Related Party Transactions

The majority owners, who are members of management, loan money to the Company from time to time. The loans bear no interest and are payable upon demand. As of December 31, 2006, 2005, and 2004, amounts owed to related parties were $27,403, $0, and $12,900, respectively.

The Company leases office space from a Company that is wholly-owned by the majority owners, who are members of management. For the years ended December 31, 2006, 2005, and 2004, total rental payments for this office space was $55,375, $48,957, and $23,508. The Company entered into a 10-year lease for the office space ending in 2017.

The majority owners, who are members of management, have guaranteed all debt of the Company.

Note 13. Subsequent Events

In August 2007, the Company entered into a binding term sheet with Intelli-Check, Inc., in which the two companies will be combined. If either company chooses to terminate the term sheet for convenience, then a penalty of $1,000,000 will be payable to the other party.

MOBILISA, INC.

FINANCIAL REPORT

For the Nine Months Ended
September 30, 2007

CONTENTS

Page
FINANCIAL STATEMENTS
BALANCE SHEETS	F-25
STATEMENTS OF OPERATIONS	F-26
STATEMENTS OF STOCKHOLDERS' EQUITY	F-27
STATEMENTS OF CASH FLOWS	F-28
NOTES TO FINANCIAL STATEMENTS	F-29 - F-42

MOBILISA, INC.
BALANCE SHEETS

	(Unaudited) September 30, 2007	December 31, 2006
ASSETS
Current Assets
Cash	$258,061	$182,726
Accounts receivable	1,791,224	832,267
Prepaid and other current assets	32,419	8,093
Total current assets	2,081,704	1,023,086
Fixed Assets, net (Note 2)	268,304	228,951
Other Assets	16,269	9,289
Deferred income taxes	126,506
TOTAL ASSETS	$2,492,783	$1,261,326

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Lines of credit (Note 4)	$264,399	$203,116
Accounts payable	10,368	130,972
Accrued expenses	405,245	302,862
Current portion of deferred revenue (Note 3)	461,674	162,729
Advances from related parties (Note 12)		27,043
Deferred income tax	281,479	19,954
Current portion of notes payable	9,709	12,289
Total current liabilities	1,432,874	858,965
Deferred Revenue	551,993	137,758
Notes Payable (Note 4)	23,591	52,396
Deferred Income Tax		15,066
Total liabilities	2,008,458	1,064,185
Commitments (Notes 4, 9)
Stockholders' Equity
Common stock; 20,000,000 shares
authorized; 11,250,990 and 11,243,490,
shares issued and outstanding, respectively	61,533	59,658
Additional paid-in capital	273,574	214,578
Accumulated earnings (deficit)	149,218	(77,095)
Total stockholders' equity	484,325	197,141
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,492,783	$1,261,326

MOBILISA, INC.
STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2007, and 2006
(Unaudited)

	2007	2006
Revenues
Research and development	$1,278,664	$1,141,241
Consulting income	889,378	590,426
Commercial products	1,678,370	298,261
Subscriptions and warranties	216,733
Total revenues	4,063,145	2,029,928
Cost of revenues
Research and development	193,867	103,383
Commercial products	524,884	95,408
Total cost of revenues	718,751	198,791
Gross profit	3,344,394	1,831,137
Operating expenses
Salaries and wages	1,941,702	1,241,356
Professional fees	117,199	65,573
Rent	151,641	85,118
Depreciation and amortization	47,765	32,241
Other general and administrative	721,346	463,505
Total operating expenses	2,979,653	1,887,793
Operating income (loss)	364,741	(56,656)
Other income (expense)
Interest expense	(13,400)	(26,019)
Other income	625	51
Total other income (expense)	(12,775)	(25,968)
Income (loss) before income taxes	351,966	(82,624)
Provision for income tax expense (benefit)
Current	5,700
Deferred	119,953	35,171
	125,653	35,171
Net Income (Loss)	$226,313	$(117,795)

See Notes to Financial Statements

MOBILISA, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
For the Nine Months Ended September 30, 2007
(Unaudited)

	Common Stock
	Number of shares	Amount	Additional paid-in capital	Accumulated earnings (deficit)	Total
Balance, December 31, 2005	11,240,990	$58,408	$132,822	$(140,253)	$50,977
Share-based compensation expense			81,756		81,756
Exercise of stock options	2,500	1,250			1,250
Net income				63,158	63,158
Balance, December 31, 2006	11,243,490	59,658	214,578	(77,095)	197,141
Share-based compensation expense			58,996		58,996
Exercise of stock options	7,500	1,875			1,875
Net income	-	-	-	226,313	226,313
Balance, September 30, 2007	11,250,990	$61,533	$273,574	$149,218	$484,325

See Notes to Financial Statements

MOBILISA, INC.
STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2007 and 2006
(Unaudited)

	2007	2006
Operating Activities
Net income (loss)	$226,313	$(117,795)
Adjustments to reconcile net income (loss)
to net cash flows from operating activities
Depreciation and amortization	47,765	32,241
Share-based expenses	58,996	62,467
Deferred income taxes	119,953	35,171
Change in:
Accounts receivable	(958,957)	(353,795)
Prepaid expenses and other assets	(31,306)	(20,217)
Accounts payable and accrued expenses	(18,221)	43,947
Deferred revenue	713,180	94,409
Advances from related parties	(27,043)	26,841
Income tax payable		(48,845)
Net cash flows from operating activities	130,680	(245,576)
Investing Activities
Purchase of fixed assets	(87,118)	(37,232)
Financing Activities
Net change in lines of credit	61,283	209,568
Principal payment on notes payable	(31,385)	(13,875)
Proceeds from exercise of stock options	1,875	1,250
Net cash flows from financing activities	31,773	196,943
Net increase in cash	75,335	(85,865)
Cash - beginning of year	182,726	88,234
Cash - end of year	$258,061	$2,369

SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	$11,216	$23,895
Cash paid for income tax	$5,700	$49,848
Noncash investing and financing activities:
Purchase of fixed assets with debt issuance	$-	$48,903

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1. Summary of Significant Accounting Policies

Nature of Business

Mobilisa, Inc. ("the Company") was incorporated in the State of Washington in March 2001. The Company derives its revenue from research and development contracts with various branches of the United States government, which primarily entail developing solutions for wirelessly transmitting information over water and developing software applications for mobile, handheld devices. The Company also derives its revenue from selling handheld communication devices with patented software which allows users to read various forms of identification and compare it to information on databases. The Company is headquartered in Port Townsend, Washington, and has offices in Ohio and Washington D.C.

Interim Financial Statement Presentation

The accompanying interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. All adjustments (consisting of normal recurring adjustments) considered necessary by management for fair presentation have been included.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Company's financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include share-based expenses and deferred tax valuation allowances. Due to the inherent uncertainties involved in making estimates, actual results may be different from those estimates.

Cash and Cash Equivalents

The Company considers money market funds, certificates of deposit, and all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. As of September 30, 2007 and December 31, 2006 there were no cash equivalents.

Accounts Receivable

Accounts receivable are stated at principal amounts and are primarily comprised of amounts contractually due from customers for products and services, and amounts due from government research and development contracts. The Company provides an allowance for doubtful accounts based on an evaluation of customer account balances past due 180 days from the date of invoicing. In determining whether to record an allowance for a specific customer, the Company considers a number of factors, including prior payment history and financial information of the customer. As of September 30, 2007 and December 31, 2006, management determined no allowance for doubtful accounts was necessary.

Inventory

In general, the Company does not maintain inventory. Rather, inventory is purchased on an as-needed basis and shipped to the customer within a relatively short time after purchase.

Fixed Assets

Fixed assets are recorded at cost and depreciated using the straight-line method over their estimates lives, as described below. Leasehold improvements are amortized over the shorter of their estimated lives or the term of the lease. Expenditures for maintenance and repairs are charged to expense as incurred.

Estimated Life (in years)
Computer equipment	5
Furniture and fixtures	5 to 10
Vehicles	7 to 10
Leasehold improvements	5 to 10

Software Development Costs

The Company complies with Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed," which specifies that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Software production costs for computer software that is to be used as an integral part of a product or process shall not be capitalized until both (a) technological feasibility has been established for the software and (b) all research and development activities for the other components of the product or process have been completed. The Company has not capitalized any software development costs as technological feasibility is generally not established until a working model is completed, at which time substantially all development is complete.

In accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," the Company may capitalize certain costs associated with the implementation of software developed for internal use. Costs capitalized would primarily consist of employee salaries and benefits allocated to the implementation project. The Company capitalized no such costs in 2007 or 2006.

Long-Lived Assets Impairment

Long-lived assets are reviewed when changes in circumstances require as to whether their carrying value has become impaired, pursuant to guidance established in SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value, and a loss is recorded as the difference between the carrying value and the fair value. Fair values are determined based on the quoted market values, discounted cash flows, or internal and external appraisal, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value. For the nine months ended September 30, 2007 and December 31, 2006 no impairment charges were recorded.

Revenue Recognition

Revenue is generally recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is probable, and there is no future Company involvement or commitment. Specific criteria for each revenue type are as follows:

Research and Development - Revenue from research and development contracts are generally with government agencies under cost-plus fixed-fee contracts, where revenue is based on time and material costs incurred. Revenue from these arrangements is recognized as time is spent on the contract and materials are purchased.

Consulting Income - The Company performs consulting work for other companies. These services are billed based on time and materials. Revenue from these arrangements is also recognized as time is spent on the contract and materials are purchased.

Commercial Products - The Company has revenue arrangements to sell products and services for which they are obligated to deliver products and services. A typical multiple-element arrangement includes handheld units loaded with patented software, installation and training services, database subscription services, and warranties.

The Company applies Emerging Issues Task Force ("EITF") Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Under EITF 00-21, multiple-element arrangements are assessed to determine whether they can be separated into more than one unit of accounting. In performing the assessment, the Company first applies the separation criteria within FASB Technical Bulletin ("FTB 90-1"), "Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts" to separate the deliverables falling within the scope of FTB 90-1. Multiple-element arrangements are separated into more than one element if all of the following are met:

•	The delivered item(s) has value to the customer on a standalone basis.

•	There is objective and reliable evidence of the fair value of the undelivered item(s).

•
If the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item(s) is considered probable and substantially within the Company's control.

If all of the above criteria are not met, revenue associated with the arrangement is deferred until the criteria are met on all undelivered elements, or the entire arrangement has been delivered. If objective and reliable evidence of fair value is available for all elements of the arrangement, revenue is allocated to each element based upon the relative fair value of each element to the total arrangement value. The price charged when an element is sold separately generally determines fair value. In the absence of fair value for a delivered element, the Company allocates revenue first to the fair value of the undelivered elements and then allocates the residual value to the delivered elements. In the absence of fair value for an undelivered element, the entire arrangement is accounted for as a single unit of accounting and revenue for the delivered elements is deferred until the undelivered elements have been delivered.

In multiple element revenue arrangements that include software that is more than incidental to the products or services as a whole, software and software-related elements are accounted for in accordance with AICPA Statement of Position ("SOP") No. 97-2, "Software Revenue Recognition." Software-related elements include software products and services, as well as any non-software deliverable for which a software deliverable is essential to its functionality. The Company allocates revenue to each element based upon vendor-specific objective evidence ("VSOE") of the fair value of the element or, if VSOE is not available, by application of the residual method. VSOE of fair value for an element is based upon the price charged when the element is sold separately.

Subscriptions - Subscriptions to database information can be purchased for month-to-month, one, two, and three year periods. Revenue from subscriptions are deferred and recognized over the contractual period, which is typically three years.

Warranties - The Company offers enhanced extended warranties for its sales of hardware and software at a set price. The revenue from these sales are deferred and recognized on a straight-line basis over the contractual period, which is typically three years.

Shipping and handling costs and out-of-pocket expenses reimbursed by customers are included in revenues and cost of revenues and are recognized when incurred.

Share-Based Payments

On January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123(R), "Share-Based Payment" ("SFAS 123R"), which requires measurement of compensation cost for all share-based compensation awards at fair value on date of grant and recognition of compensation cost over the requisite service period.

The Company adopted SFAS 123(R) using the prospective transition method whereby compensation cost recognized subsequent to January 1, 2006, includes compensation cost for all stock options granted, modified, repurchased, or cancelled subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). The Company amortizes stock compensation cost ratably over the requisite service period (typically the vesting period). Additionally, under this transition method, stock options that were outstanding at the date of adoption of SFAS 123(R) continue to be accounted for using the accounting principles originally applied to them.

Income Taxes

The Company complies with SFAS No. 109, "Accounting for Income Taxes," which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The difference between taxes computed by applying the U.S. tax rate in effect and the actual tax expense or benefit recorded is due to the valuation allowance on the Company's deferred tax assets and varying tax rates between years presented. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realization of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

Fair Value of Financial Instruments

The Company adheres to the provisions of SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." This pronouncement requires that the Company calculate the fair value of financial instruments and include this additional information in the notes to financial statements when the fair value is different than the book value of those financial instruments. The Company's financial instruments include cash, accounts receivable, accounts payable, lines of credit, and notes payable. At 30 September, 2007, the carrying value cash, accounts receivable, and accounts payable, approximated fair value, due to their short-term nature. The carrying value of the lines of credit and notes payable approximated fair value due to these agreements generally having reasonable rates of interest based on the nature of the collateral.

Concentrations and Credit Risk

The Company maintains cash and cash equivalent balances with financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances, and management believes its risk of loss to be minimal.

The Company currently derives a significant portion of its revenue from sales of products and services to different agencies of the U.S. government or commercial customers primarily serving various agencies of the U.S. government. Given the type of customers, the Company does not believe its accounts receivable represent a significant credit risk. As of September 30, 2007 and December 31, 2006, 35% and 90% of accounts receivable were from three and six customers, respectively.

New Accounting Pronouncements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 141(R), "Business Combinations," (“SFAS 141(R)”) which replaces SFAS No.141. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The Statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 141(R) will have an impact on accounting for business combinations once adopted, but the effect is dependent upon acquisitions at that time.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent’s ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The Company has not determined the effect that the application of SFAS 160 will have on its financial statements.

In June 2007, the Emerging Issues Task Force of the FASB issued EITF Issue No. 07-3, "Accounting for Nonrefundable Advance Payments for Goods or Services to be Used in Future Research and Development Activities," which is effective for fiscal years beginning after December 15, 2007. EITF 07-3 requires that nonrefundable advance payments for future research and development activities be deferred and capitalized. Such amounts will be recognized as an expense as the goods are delivered or the related services are performed. Management does not expect the adoption of EITF 07-3 to have a material impact on the financial results of the Company.

In September 2006, FASB issued SFAS No. 157 “Fair Value Measurements.” SFAS 157 addresses differences in the definition of fair value and guidance in applying the definition of fair value to the many accounting pronouncements that require fair value measurements. SFAS 157 emphasizes that (1) fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing the asset or liability for sale or transfer and (2) fair value is not entity-specific but based on assumptions that market participants would use in pricing the asset or liability. Finally, SFAS 157 establishes a hierarchy of fair value assumptions that distinguishes between independent market participant assumptions and the reporting entity’s own assumptions about market participant assumptions. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect that SFAS 157 will have a material impact on its financial position, results of operations, or cash flows.’

In February 2007, FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities." SFAS 159 provides the option to report certain financial assets and liabilities at fair value, with the intent to mitigate volatility in financial reporting that can occur when related assets and liabilities are record on different bases and is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of SFAS 159 to have a material impact on the financial position of the Company.

Note 2. Fixed Assets

Fixes assets are comprised of the following:

	September 30, 2007	December 31, 2006
Computer equipment	$203,508	$162,979
Furniture and fixtures	63,744	52,675
Vehicles	115,199	115,199
Leasehold improvements	51,455	15,935
	433,906	346,788
Less: accumulated depreciation and amortization	(165,602)	(117,837)
	$268,304	$228,951

Note 3. Deferred Revenue

Deferred revenue is related to the following:

	September 30, 2007	December 31, 2006
Warranty	$298,032	$110,435
Subscriptions	715,635	190,052
	1,013,667	300,487
Less: current portion	(461,674)	(162,729)
	$551,993	$137,758

Note 4. Debt

Lines of Credit

The Company has lines of credit with several institutions, as follows:

	Interest Rate	Limit	September 30, 2007	December 31, 2006
Line 1	Prime + 1%	$90,000	$80,210	$1,009
Line 2	Prime + 1%	250,000	184,189	202,107
Line 3	15%	15,000
		$355,000	$264,399	$203,116

Interest payments on the lines of credit are due monthly. All assets of the Company have been pledged as collateral for the lines of credit. All of the lines are renewable annually.

Notes Payable

The Company's notes payable are as follows:

	September 30, 2007	December 31, 2006
Note payable, paid in full in 2007.	$-	$24,759
Note payable, 7.83% interest, secured by vehicle, payable in monthly installments of $443 including interest, due January 12, 2011.	15,900	18,531
Note payable, 6.69% interest, secured by vehicle, payable in monthly installments of $534, including interest, due September 14, 2010.	17,400	21,395
	33,300	64,685
Less: current portion	(9,709)	(12,289)
Long-term portion of notes payable	$23,591	$52,396

Notes payable mature as follows for the years ending September 30:

2008	$9,709
2009	10,430
2010	11,072
2011	2,089
$33,300

Note 5. Capital Stock

The Company has 2,000,000 shares of undesignated no par value preferred stock authorized. No shares of preferred stock are outstanding.

Note 6. Share-based Payments

The Company has two share-based compensation plans, which are described below. The compensation cost that has been charged against income for those plans for the nine months ended September 20,2007 and 2006, was $8,996 and $62,467, respectively. There has been no share-based compensation cost capitalized.

The Company's 2003 Stock Option Plan ("2003 Plan") permits the grant of share options for up to 3,000,000 shares of common stock. The 2003 Plan is intended to provide an incentive to employees, directors, and consultants to use their maximum effort in the successful operation of the Company and to attract and retain talented personnel. Option awards are generally granted with an exercise price equal to the fair value of the Company's common stock on the date of grant; those option awards generally vest based on four years of continuous service and have a ten-year contractual term. Option awards provide for accelerated vesting if there is a change in control (as defined in the 2003 Plan). As of September 30, 2007, there were 1,772,500 options available for grant under the 2003 Plan.

The Company's 2004 Non-Employee Director Stock Option Plan ("2004 Plan") permits the grant of share options for up to 1,000,000 shares of common stock. The 2004 Plan is intended to provide an incentive to non-employee directors to use their maximum effort in the successful operation of the Company and to attract and retain directors. Option awards are generally granted with an exercise price equal to the fair value of the Company's common stock on the date of grant and have a ten year contractual term. Those option awards vest 50% on the first anniversary and 1/24th per month following so that the options are fully vested on the second anniversary of the date of grant. Option awards provide for accelerated vesting if there is a change in control (as defined in the 2004 Plan). As of September 30, 2007, there were no options available for grant under the 2004 Plan.

The fair value of each award is estimated as of the date of grant using the Black-Scholes option valuation model that uses assumptions noted in the following table. As the Company does not have a readily determinable value for its common stock, the expected volatilities are based on implied volatilities from the closing market price of the Company's closest publicly-traded competitor. The expected term of the options represents the period of time that options granted are expected to be outstanding. The risk-free rates are based on the U.S. treasury yield curve for the expected term in effect at the time of grant.

The assumptions used in the Black-Sholes option valuation model for the nine months and year ended September 30, 2007 and December 31,2006 is as follows:

	2007	2006
Expected volatility	58.8-59.0%	58.3-83.6%
Expected term (years)	7	7
Risk-free rate	4.6-5.1%	4.4-5.1%
Expected dividends	0%	0%

A summary of option activity under the plans is as follows:

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Exercise Price
Options outstanding, December 31, 2006	2,237,000	$0.30	$0.68
Granted	16,000	0.64	1.00
Exercised	(7,500)	0.06	0.25
Forfeited/canceled	(28,000)	0.45	0.73
Options outstanding, September 30,2007	2,217,500	$0.27	$0.54

	Options Outstanding			Options Exercisable
Exercise Prices	Number of Options	Weighted Average Remaining Term	Total Intrinsic Value	Number of Options	Weighted Average Remaining Term	Total Intrinsic Value
$0.25	228,000	5.00	$168,750	228,000	5.00	$171,000
$0.50	1,676,000	7.25	838,000	1,279,500	7.10	639,750
$1.00	313,500	8.86		75,125	8.62
	2,217,500	7.25	$1,006,750	1,582,625	6.87	$810,750

The weighted-average grant-date fair value of options granted during the nine months ended September 30, 2007 was $0.64. The total intrinsic value of options exercised during the nine months ended September 30, 2007 was $5,625.

A summary of the status of and changes in the Company's nonvested stock is as follows:

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Exercise Price
Nonvested, January 1, 2007	1,156,000	$0.43	$0.90
Granted	16,000	0.64	1.00
Vested	509,125	0.27	0.57
Forfeited	(28,000)	0.45	0.73
Nonvested, September 30, 2007	634,875	$0.47	$0.72

As of September 30, 2007 there was $212,332 of total unrecognized compensation cost related to nonvested stock options granted under the 2003 and 2004 Plans. That cost is expected to be recognized over a weighted average period of 2.74 years.

The Company issues new shares upon exercise of options.

Note 7. Warrants

The Company issued 56,000 warrants in 2003 which remain outstanding as of September 30, 2007. The warrants have a weighted average exercise price of $0.34 and expire in 2013.

Note 8. Income Taxes

Significant components of deferred tax assets and liabilities are as follows:

	September 30, 2007	December 31, 2006
Deferred Tax Assets:
Accrued expenses	$121,574	$151,843
Deferred revenue	331,700	105,170
Other	5,553	68,288
Total Deferred Tax Assets	458,827	325,301
Valuation Allowance	2,443	53,643
Net Deferred Tax Assets	456,384	271,658
Deferred Tax Liabilities:
Accounts receivable	537,367	291,293
Other	73,990	15,385
Total Deferred Tax Liabilities	611,357	306,678
Net Deferred Tax Liability (Asset)	$(154,973)	$(35,020)

The net deferred tax (liability) asset is included in the balance sheet as follows:

	September 30, 2007	December 31, 2006
Asset
Long-term	$126,506	$-
	$126,506	$-
Liabilities
Current	281,479	19,954
Long-term		15,066
	281,479	35,020
	$(154,973)	$(35,020)

The valuation allowance on deferred tax assets for the periods ended September 30, 2007, and December 31, 2006, changed by $51,200 and $11,008, respectively.

As of September 30, 2007 and December 31, 2006 the Company had no federal net operating loss carryforwards.

Note 9. Commitments

Lease Agreements and Contingencies

The Company has several lease agreements for office and storage space. Future minimum lease payments under the lease agreements are as follows for the years ending September 30:

2008	$224,069
2009	209,194
2010	114,519
2011	74,986
2012	74,986
Thereafter	362,430
$1,060,184

Government Overhead Rates

Revenue earned on government research and development contracts include amounts based on operating costs using a computed overhead rate that is adjusted each year. As a result of the standard yearly audit by the Defense Contract Audit Agency of the 2004 overhead rate, it was determined that the Company was using an incorrect rate, which resulted in an overcharge of overhead costs. An amount of $55,633 has been accrued as of December 31, 2004, and is included in accrued expenses as of September 30, 2007.

Note 10. Employee Benefit Plan

In April 2004, the Company initiated a 401(k) plan for the benefit of its employees. In July 2007, the Company began matching a portion of employee's contributions to the plan up to 50% of the first 6% of an employee's deferral. The Company’s contribution for the nine months ended September 30, 2007 and 2006 was $7,990 and $0.

Note 11. Guarantees

Beginning in 2004, the Company began leasing office space from a company ("Lessor Company") wholly-owned by Mobilisa majority owners, who are also members of management. The Lessor Company's entire operations consist of the leased property and related bank debt. The Company is a guarantor of the loans for the leased property. As of September 30, 2007, the Company's maximum exposure to loss is $439,520.

Under FASB Interpretation ("FIN") No. 46 (revised December 2003) "Consolidation of Variable Interest Entities an Interpretation of ARB No. 51," companies are required to consolidate a related variable interest entity ("VIE") when the reporting company is the "primary beneficiary" of that entity and holds a variable interest in the VIE. The determination of whether a reporting company is the primary beneficiary of a VIE ultimately turns on whether the reporting entity will absorb a majority of the VIE's anticipated losses or receive a majority of the VIE's anticipated gains.

The Company analyzed its transactions with and relationship to the Lessor Company and concluded that it had an implicit variable interest in the Lessor Company. However, the primary beneficiary, based on an assessment of what entity absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests, is the common owners. Accordingly, the Company is not required to consolidate the operations of the Lessor Company.

Note 12. Related Party Transactions

The majority owners, who are members of management, loan money to the Company from time to time. The loans bear no interest and are payable upon demand. As of September 30, 2007, and December 31, 2006, there were $0 and $27,043 owed to related parties.

The Company leases office space from a Company that is wholly-owned by the majority owners, who are members of management. For the nine months ended September 30, 2007 and 2006, total rental payments for this office space were $56,240, and $56,240. The Company entered into a 10-year lease for the office space ending in 2017.

The majority owners, who are members of management, have guaranteed all debt of the Company.

Note 13. Subsequent Events

In November 2007, the Company signed a definitive agreement with Intelli-Check, Inc., to combine the two companies on the basis of a merger of equals. The merger is subject to the approval by shareholders of both companies.

INTELLI-CHECK, INC.
AUDITED FINANCIAL STATEMENTS

INDEX

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-44

FINANCIAL STATEMENTS:
Balance Sheets as of December 31, 2005 and 2006	F-45

Statements of Operations for the Years Ended December 31, 2004, 2005 and 2006	F-46

Statements of Stockholders’ Equity for the Years Ended December 31, 2004, 2005 and 2006	F-47

Statements of Cash Flows for the Years Ended December 31, 2004, 2005 and 2006	F-48

NOTES TO FINANCIAL STATEMENTS	F-49 - F-63

Schedule II - Valuation and Qualifying Accounts	F-64

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Intelli-Check, Inc.

We have audited the accompanying balance sheets of Intelli-Check, Inc. (the “Company”) as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intelli-Check, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”

We have also audited the financial statement schedule listed in the index at item 15(a)(2), schedule II for each of the three years ended December 31, 2006. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Amper, Politziner & Mattia, P.C.
New York, New York March 27, 2007

INTELLI-CHECK, INC.

BALANCE SHEETS
DECEMBER 31, 2005 and 2006

	2005	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$528,250	$526,917
Marketable securities and short-term investments	5,263,308	3,759,133
Accounts receivable, net of allowance of $28,467 and $10,000 for 2005 and 2006, respectively	408,542	591,976
Inventory	125,981	115,193
Other current assets	419,279	512,112
Total current assets	6,745,360	5,505,331

PROPERTY AND EQUIPMENT, net (Note 3)	92,246	85,603

PATENT COSTS, net (Note 4)	36,379	30,170

OTHER ASSETS	34,916	34,916

Total assets	$6,908,901	$5,656,020

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$371,521	$155,066
Accrued expenses (Note 5)	389,742	378,028
Deferred revenue	694,958	1,037,366
Other current liabilities	-	75,000
Total current liabilities	1,456,221	1,645,460

OTHER LIABILITIES	62,995	73,475

Total liabilities	1,519,216	1,718,935

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDERS’ EQUITY:
Common stock - $.001 par value; 20,000,000 shares authorized; 12,058,240 and 12,202,778 shares issued and outstanding as of 2005 and 2006, respectively12,202,778 shares issued and outstanding as of 2005 and 2006, respectively	12,058	12,203
Deferred compensation	(263,460)	-
Additional paid-in capital	44,748,969	45,912,734
Accumulated deficit	(39,107,882)	(41,987,852)
Total stockholders’ equity	5,389,685	3,937,085
Total liabilities and stockholders’ equity	$6,908,901	$5,656,020

The accompanying notes are an integral part of these statements.

INTELLI-CHECK, INC.

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006

	2004	2005	2006

REVENUES	$1,119,349	$2,383,532	$3,161,854
COST OF REVENUES	(393,584)	(744,615)	(1,037,341)
INVENTORY WRITEDOWN (Note 2)	(357,332)	-	-
Gross profit	368,433	1,638,917	2,124,513

OPERATING EXPENSES
Selling	1,176,911	1,257,810	1,564,843
General and administrative	5,032,207	2,824,384	2,664,950
Research and development	1,176,276	941,530	997,564
Total operating expenses	7,385,394	5,023,724	5,227,357

Loss from operations	(7,016,961)	(3,384,807)	(3,102,844)

OTHER INCOME:
Interest income	94,030	145,848	222,874
	94,030	145,848	222,874

Net loss	(6,922,931)	(3,238,959)	(2,879,970)

Accretion of convertible redeemable preferred stock costs	(964,338)	(160,722)	-
Dividend on convertible redeemable preferred stock	(240,000)	(36,822)	-

Net loss attributable to Common Stockholders	$(8,127,269)	$(3,436,503)	$(2,879,970)

PER SHARE INFORMATION:
Net loss per common share -
Basic and diluted	$(0.79)	$(0.31)	$(0.24)

Weighted average common shares used in computing
per share amounts -
Basic and diluted	10,224,730	11,201,404	12,145,866

The accompanying notes are an integral part of these statements.

INTELLI-CHECK, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006

			Additional
	Common Stock		Paid-in	Deferred	Accumulated
	Shares	Amount	Capital	Compensation	Deficit	Total

BALANCE, December 31, 2003	10,154,918	$10,154	$34,287,631	$(377,967)	$(27,019,110)	$6,900,708

Effect on extension of expiring options	-	-	1,347,000	-	-	1,347,000
Issuance of Common Stock for the exercise of stock options	142,700	143	427,836	-	-	427,979
Issuance of Common Stock under employment agreement	1,500	2	6,373	-	-	6,375
Effect on extension of expiring rights dividend	-	-	525,000	-	(525,000)	-
Purchase and retirement of Common Stock	(20,200)	(20)	(98,731)	-	-	(98,751)
Issuance of Common Stock for services rendered	11,500	11	48,864	-	-	48,875
Amortization of deferred compensation	-	-	-	363,407	-	363,407
Dividend on convertible redeemable preferred stock	-	-	-	-	(240,000)	(240,000)
Recognition of deferred compensation	-	-	542,648	(542,648)	-	-
Accretion of convertible redeemable preferred stock	-	-	-	-	(964,338)	(964,338)
Valuation adjustment of deferred compensation	-	-	(430,739)	430,739	-	-
Net loss	-	-	-	-	(6,922,931)	(6,922,931)

BALANCE, December 31, 2004	10,290,418	10,290	36,655,882	(126,469)	(35,671,379)	868,324

Effect on extension of expiring options	-	-	184,200	-	-	184,200
Exercise of stock options	54,000	54	168,846	-	-	168,900
Issuance of Common Stock in connection with
secondary offering	1,250,000	1,250	4,438,343	-	-	4,439,593
Conversion of Convertible Redeemable Preferred Stock	454,545	455	2,999,545	-	-	3,000,000
Issuance of stock from cashless exercise of stock options	9,277	9	44,241	-	-	44,250
Purchase and retirement of outstanding warrants	-	-	(25,000)	-	-	(25,000)
Issuance of stock options for services rendered	-	-	2,163	-	-	2,163
Amortization of deferred compensation	-	-	-	143,758	-	143,758
Dividend on convertible redeemable preferred stock	-	-	-	-	(36,822)	(36,822)
Recognition of deferred compensation	-	-	402,995	(402,995)	-	-
Accretion of convertible redeemable preferred stock	-	-	-	-	(160,722)	(160,722)
Valuation adjustment of deferred compensation	-	-	(122,246)	122,246	-	-
Net loss	-	-	-	-	(3,238,959)	(3,238,959)

BALANCE, December 31, 2005	12,058,240	12,058	44,748,969	(263,460)	(39,107,882)	5,389,685

Surrender of stock options previously granted and recorded as deferred compensation	-	-	(82,812)	82,812	-	-
Stock based compensation expense (employees and directors)	-	-	590,031	-	-	590,031
Stock based compensation expense (consultants)	-	-	185,969	-	-	185,969
Exercise of stock options	135,450	136	524,439	-	-	524,575
Issuance of Common Stock from cashless exercise of stock options	6,204	6	(6)	-	-	-
Issuance of stock as director’s compensation	2,884	3	16,003	-	-	16,006
Extension of options	-	-	34,350	-	-	34,350
Recovery of amortization of deferred compensation on surrender of stock options	-	-	(53,317)	-	-	(53,317)
Warrants issued to consultants for services rendered	-	-	129,756	-	-	129,756
Reclassification of deferred stock compensation upon adoption of SFAS 123(R)	-	-	(180,648)	180,648	-	-
Net loss	-	-	-	-	(2,879,970)	(2,879,970)

BALANCE, December 31, 2006	12,202,778	$12,203	$45,912,734	$-	$(41,987,852)	$3,937,085

The accompanying notes are an integral part of these statements.

INTELLI-CHECK, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006

	2004	2005	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,922,931)	$(3,238,959)	$(2,879,970)
Adjustments to reconcile net loss to net cash used in operating activities-
Depreciation and amortization	111,743	52,265	36,760
Non cash stock based compensation expense	1,350,187	228,450	826,356
Issuance of Common Stock for services rendered	48,875	-
Issuance of stock options for services rendered	-	2,163
Recovery of amortization of deferred compensation			(53,317)
Amortization of deferred compensation	363,407	143,758	129,756
Loss on sale of property and equipment	-	4,700
Writedown of inventory	357,332	-
Changes in assets and liabilities:
Decrease in certificates of deposit, restricted	1,283,118	-	-
(Increase) decrease in accounts receivable, net	(288,946)	45,570	(183,434)
(Increase) decrease in inventory	(14,786)	85,182	10,788
(Increase) in other current assets	(62,163)	(139,729)	(92,832)
(Increase) in other assets	(34,916)	-	-
Increase (decrease) in accounts payable and accrued expenses	667,084	(511,505)	(228,170)
Increase in deferred revenue	290,050	184,300	342,408
Increase in other current liabilities	-	-	75,000
(Decrease) in litigation settlement payable	(921,700)	-	-
Increase in other liabilities	-	-	10,480
Net cash used in operating activities	(3,773,646)	(3,143,805)	(2,006,175)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(22,441)	(12,096)	(23,908)
Proceeds from sale of property and equipment	-	2,000
Investment in marketable securities and short-term investments	(11,677,991)	(8,037,905)	(6,384,957)
Sales of marketable securities and short-term investments	12,442,395	6,866,581	7,889,132
Net cash provided by (used in) investing activities	741,963	(1,181,420)	1,480,267

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of Common Stock	431,167	168,900	524,575
Net proceeds from issuance of Common Stock from secondary offering	-	4,439,593	-
Payment of dividend to preferred stockholders	(240,000)	(97,315)	-
Repayment of capital lease obligations	(427)	-	-
Purchase of outstanding warrants	-	(25,000)	-
Treasury stock purchased	(98,751)	-	-
Net cash provided by financing activities	91,989	4,486,178	524,575

Net (decrease) increase in cash and cash equivalents	(2,939,694)	160,953	(1,333)

CASH AND CASH EQUIVALENTS, beginning of year	3,306,991	367,297	528,250

CASH AND CASH EQUIVALENTS, end of year	$367,297	$528,250	$526,917

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:
Stock options issued for services rendered	$542,648	$402,995	$-
Conversion of convertible redeemable preferred stock into Common Stock	$-	$3,000,000	$-
Accretion of convertible redeemable preferred stock cost	$964,338	$160,722	$-

The accompanying notes are an integral part of these statements.

1. NATURE OF BUSINESS AND LIQUIDITY

Business

Intelli-Check (“the Company” or “we”) was formed in 1994 to address a growing need for a reliable document and age verification system that could be used to detect fraudulent driver licenses and other widely accepted forms of government-issued identification documents. Since then, our technology has been further developed for application in the commercial fraud protection, access control and governmental security markets. Additionally, it is currently being used to increase productivity by addressing inefficiencies and inaccuracies associated with manual data entry. The core of Intelli-Check’s product offerings is our proprietary software technology that verifies the authenticity of driver licenses, state issued non-driver and military identification cards used as proof of identity. Our patented ID-Check® software technology instantly reads, analyzes, and verifies the encoded format in magnetic stripes and barcodes on government-issue IDs from over 60 jurisdictions in the U.S. and Canada by determining if the format conforms to the known jurisdictional format. We have served as the national testing laboratory for the American Association of Motor Vehicle Administrators (AAMVA) since 1999 and have received encoding formats from all of the issuing jurisdictions in North America.

We also introduced three products, ID-Traveler™, ID-Prove™ and ID-Check® Portal, which provide "in-person proofing" to meet the credentialing requirements of Presidential Directive HSPD-12, a policy for a Common Identification Standard for Federal Employees and Contractors and help in Patriot Act compliance. All of our new innovations and product roll-outs are designed to be capable of being used with our data capture devices which are compact, and contain either one or both of two-dimensional bar code and magnetic stripe readers, which enables the new software technology applications to be used on a variety of commercially available data processing devices, including PDAs, tablets, laptops, desktops and point-of-sale computers.

Liquidity

Since inception, the Company has incurred significant losses and negative cash flow from operating activities, and as of December 31, 2006 we had an accumulated deficit of $41,987,852. The Company anticipates that its current available cash on hand and marketable securities and cash resources from expected revenues from the sale of our products and the licensing of its technology will be sufficient to meet its anticipated working capital and capital expenditure requirements for at least the next twelve months. These requirements are expected to include the purchase of inventory, product development, sales and marketing expenses, working capital requirements and other general corporate purposes. The Company may need to raise additional funds to respond to business contingencies which may include the need to fund more rapid expansion, fund additional marketing expenditures, develop new markets for its ID-Check® technology, enhance its operating infrastructure, respond to competitive pressures, or acquire complementary businesses or necessary technologies.

2. SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less when purchased. As of December 31, 2005 and 2006, cash equivalents included money market funds, commercial paper and other liquid short-term debt instruments (with maturities at date of purchase of three months or less) of $467,991 and $155,851, respectively.

Marketable Securities

The Company has classified its marketable securities as held-to-maturity as the Company has the intent and ability to hold these securities to maturity. The securities are carried at amortized cost using the specific identification method. Interest income is recorded using an effective interest rate, with the associated premium or discount amortized to interest income. All of the Company’s marketable securities have maturities of less than one year with a weighted average interest rate of 4.04%. The carrying value of the marketable securities as of December 31, 2005 and 2006 approximated the fair market value.

Doubtful Accounts and Allowances

The Company records its doubtful accounts and allowances based upon its assessment of various factors. The Company considers historical experience, the age of the accounts receivable balances, credit quality of the Company’s customers, current economic conditions and other factors that may affect customers’ ability to pay.

Inventory

Inventory is stated at the lower of cost or market and cost is determined using the first-in, first-out method. Inventory is primarily comprised of finished goods.

Long-Lived Assets and Impairment of Long-Lived Assets

The Company’s long-lived assets include property and equipment and patents.

Under the provision of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets” which supersedes SFAS No. 121, “Accounting for the Impairment or Disposal of Long-lived Assets to be Disposed Of,” SFAS No. 144 requires that identifiable intangible assets that are not deemed to have indefinite lives will be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may be impaired. Furthermore, these assets are evaluated for continuing value and proper useful lives by comparison to undiscounted expected future cash flow projections. We did not recognize an impairment on our long-lived assets during the years ended December 31, 2006, 2005 or 2004.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over their estimated useful lives ranging from two to ten-years using the straight-line basis. Leasehold improvements are amortized utilizing the straight-line method over the lesser of the term of the lease or estimated useful life of the asset.

Intangible Assets

Patent costs, primarily consisting of legal costs and allocated costs are being amortized over a period of 17 years using the straight-line method.

COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

The Company accounts for certain software costs under Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”), which provides guidance for determining whether computer software is internal-use software and guidance on accounting for the proceeds of computer software originally developed or obtained for internal use and then subsequently sold to the public. It also provides guidance on capitalization of the costs incurred for computer software developed or obtained for internal use.

Capitalized Software Development Costs

SFAS No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed,” specifies that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Software production costs for computer software that is to be used as an integral part of a product or process shall not be capitalized until both (a) technological feasibility has been established for the software and (b) all research and development activities for the other components of the product or process have been completed. The Company has not capitalized any software costs for the years ended December 31, 2004, 2005 and 2006.

Revenue Recognition

The Company sells its products directly through its sales force and through distributors. Revenue from direct sales of its product is recognized when shipped to the customer and title has passed. The Company’s products require continuing service or post contract customer support and performance by the Company; accordingly, a portion of the revenue pertaining to the service and support is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year. Currently, with respect to sales of certain of the Company’s products, the Company does not have enough experience to identify the fair value of each element, therefore, the full amount of the revenue and related gross margin is deferred and recognized ratably over the one-year period in which the future service, support and performance are provided.

In addition, the Company recognizes sales from licensing of its patented software to customers. The Company’s licensed software requires continuing service or post contract customer support and performance by the Company; accordingly, a portion of the revenue is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year.

The Company receives royalties from the licensing of its technology, which are recognized as revenues in the period they are earned. For the years ended December 31, 2004, 2005 and 2006, the Company received $67,113, $58,480 and $28,503, respectively, in royalty fees.

Under the provisions of EITF 00-21, “Revenue Arrangements with Multiple Deliverables,” revenue arrangements were allocated to the separate units of accounting based on their relative fair values and revenue is recognized in accordance with its policy as stated above.

Research and Development Costs

Research and development costs are charged to expense as incurred.

Shipping Costs

The Company’s shipping and handling costs are included in cost of sales for all periods presented.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carryforwards. Deferred tax assets and liabilities are measured using expected tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The Company has recorded a full valuation allowance for its net deferred tax assets as of December 31, 2005 and 2006, due to the uncertainty of the realizability of those assets.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company adheres to the provisions of SFAS No. 107, “Disclosures about Fair Value of Financial Instruments.” This pronouncement requires that the Company calculate the fair value of financial instruments and include this additional information in the notes to financial statements when the fair value is different than the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, certificate of deposits, marketable securities, accounts receivable and accounts payable. At December 31, 2005 and 2006, the carrying value of the Company’s financial instruments approximated fair value, due to their short-term nature.

BUSINESS CONCENTRATIONS AND CREDIT RISK

Financial instruments, which subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and marketable securities. The Company maintains cash between two financial institutions. The marketable securities consist of short term investment grade corporate bonds. The Company performs periodic evaluations of the relative credit standing of these institutions.

The Company’s sales to date have been limited due to the refocus of its marketing efforts and introduction of new products to a number of clients which are concentrated in the United States of America and the long sales cycle to government entities. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information.

During the years ended December 31, 2005 and 2006, the Company made sales to three and two customers that accounted for approximately 57.3% and 31.3% of total revenues, respectively.

As of December 31, 2006, the Company had two suppliers for the production of its input devices. The Company has modified its software to operate in windows based systems and can integrate with different hardware platforms that are readily available in the marketplace. The Company does not maintain a manufacturing facility of its own and is not dependent on maintaining its production relationships due to the flexibility of its software to run on multiple existing platforms.

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS

The Company computes net loss per common share in accordance with SFAS No. 128, “Earnings Per Share.” Under the provisions of SFAS No. 128, basic net loss per common share (“Basic EPS”) is computed by dividing net loss by the weighted average number of common shares outstanding. Diluted net loss per common share (“Diluted EPS”) is computed by dividing net loss by the weighted average number of common shares and dilutive common share equivalents then outstanding. SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the statements of operations.

Diluted EPS for the years ended December 31, 2004, 2005 and 2006, does not include the impact of stock options and warrants then outstanding, as the effect of their inclusion would be antidilutive.

The following table summarizes the equivalent number of common shares assuming the related securities that were outstanding as of December 31, 2004, 2005 and 2006 had been converted:

	2004	2005	2006

Stock options	2,777,474	2,764,955	2,470,055
Convertible redeemable preferred stock	454,545	-	-
Warrants	323,636	938,636	938,636
Total	3,555,655	3,703,591	3,408,691

Stock-Based Compensation

The Company has stockholder approved stock incentive plans for employees, directors, officers and consultants. Prior to January 1, 2006, the Company accounted for the employee, director and officer plans using the intrinsic value method under the recognition and measurement provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations, as permitted by Statement of Financial Accounting Standards (“SFAS” or “Statement”) No. 123, “Accounting for Stock-Based Compensation.”

Effective January 1, 2006, the Company adopted SFAS No. 123(R), “Share-Based Payment,” (“Statement 123(R)”) for employee options using the modified prospective transition method. Statement 123(R) revised Statement 123 to eliminate the option to use the intrinsic value method and required the Company to expense the fair value of all employee options over the vesting period. Under the modified prospective transition method, the Company recognized compensation cost for the year ended December 31, 2006 which includes a) period compensation cost related to share-based payments granted prior to, but not yet vested, as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of Statement 123; and b) period compensation cost related to share-based payments granted on or after January 1, 2006, based on the grant date fair value estimated in accordance with Statement 123(R). In accordance with the modified prospective method, the Company has not restated prior period results.

The Company recognized compensation expense related to stock option grants on a straight-line basis over the vesting period. For the year ended December 31, 2006, the Company recognized share-based employee and director compensation cost of $590,031, in accordance with Statement 123(R). Of this expense, $201,180 resulted from the grant of stock options to employees of the Company on or prior to December 31, 2005. The balance of $388,851 relates to the granting of stock options to employees and officers on or after January 1, 2006. The Company did not capitalize any share-based compensation cost.

Options granted to consultants and other non-employees are accounted for in accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services."  Accordingly, such options are recorded at fair value at the date of grant and subsequently adjusted to fair value at the end of each reporting period until such options vest, and the fair value of the options, as adjusted, is amortized to consulting expense over the related vesting period.

The following table illustrates the effect on 2005 and 2004 net loss and loss per share as if the Company had applied the fair value recognition provision of SFAS No. 123, as amended by SFAS No. 148 “Accounting for Stock Based Compensation-Transition and disclosure.” This standard preceded SFAS 123(R) and required different measurement criteria:

	Years Ended
	December 31, 2004	December 31, 2005
Net loss attributable to Common Stockholders,
as reported	$(8,127,269)	$(3,436,503)
Add:
Total stock based employee compensation
expense determined under fair value based
method for all awards	(2,107,593)	(2,878,820)
Net loss, pro forma	$(10,234,862)	$(6,315,323)
Basic and diluted loss per share, as reported	$(0.79)	$(0.31)
Basic and diluted loss per share, pro forma	$(1.00)	$(0.56)

As of December 31, 2004 and 2005, the fair market value of each option grant has been estimated on the date of grant using the Black-Scholes option pricing model based upon expected option lives of 5 and 5 years; risk free interest rates of 4.0% and 4.3%; expected volatility of 60% and 74 % and a dividend yield of 0% and 0%, respectively.

Expected volatility was calculated using the historical volatility of the Company’s stock price over the last five years. The expected term of the options is estimated based on the Company’s historical exercise rate and forfeiture rates are estimated based on employment termination experience. The risk free interest rate is based on U.S. Treasury yields for securities in effect at the time of grants with terms approximating the term of the grants. The assumptions used in the Black-Scholes option valuation model are highly subjective, and can materially affect the resulting valuation.

COMPREHENSIVE LOSS

The Company’s comprehensive net loss is equal to its net loss for the years ended December 31, 2004, 2005 and 2006.

SEGMENT INFORMATION

The Company adheres to the provisions of SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” This statement establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in financial statements issued to shareholders. Management has determined that it only has one reporting segment.

Use of Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Company’s financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include inventory reserves, deferred tax valuation allowances and doubtful accounts and allowances. Due to the inherent uncertainties involved in making estimates, actual results reported in future periods may be different from those estimates.

Recently Issued Accounting Pronouncements

Except as discussed below, the Company does not expect the impact of the future adoption of recently issued accounting pronouncements to have a material impact on the Company’s financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year’s financial statements are materially misstated. SAB 108 permits registrants to record the cumulative effect of initial adoption by recording the necessary “correcting” adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings only if material under the dual method. SAB 108 is effective for fiscal years ending on or after November 15, 2006. The Company has assessed the effect of adopting this guidance and has determined that there will be no impact on the Company’s financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which is effective for calendar year companies on January 1, 2008. The Statement defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles, and expands disclosures about fair value measurements. The Statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The Company is currently assessing the potential impacts of implementing this standard.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB No. 109” (“FIN 48”), effective for fiscal years beginning after December 15, 2006.  FIN 48 requires a two-step approach to determine how to recognize tax benefits in the financial statements where recognition and measurement of a tax benefit must be evaluated separately.  A tax benefit will be recognized only if it meets a “more-likely-than-not” recognition threshold.  For tax positions that meet this threshold, the tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority.  We estimate compliance with FIN 48 will not have a material impact on our results of operations or cash flows.

3. PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following as of December 31, 2005 and 2006:

	2005	2006
Computer equipment	$525,128	$550,279
Furniture and fixtures	137,251	136,008
Leasehold improvements	143,253	143,253
Office equipment	46,287	46,287
	851,919	875,827
Less - Accumulated depreciation and amortization	(759,673)	(790,224)
	$92,246	$85,603

Depreciation expense for the years ended December 31, 2004, 2005 and 2006 amounted to $99,944, $46,055 and $30,551, respectively.

4. INTANGIBLE ASSETS

The following summarize the carrying amounts of intangible assets and related amortization:

	As of December 31, 2005		As of December 31, 2006
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets
Patents	105,661	69,282	105,661	75,491
Copyrights	17,500	17,500	17,500	17,500
Total	$123,161	$86,782	$123,161	$92,991

Amortization expense for years ended December 31, 2004, 2005, and 2006 were $11,799, $6,210 and $6,209, respectively.

As of December 31, 2006, estimated amortization expense for each of the succeeding five years is $6,209.

5. ACCRUED EXPENSES

Accrued expenses are comprised of the following as of December 31, 2005 and 2006:

	2005	2006
Professional fees	$159,635	$71,401
Payroll and related	158,252	237,303
Rent	17,102	13,682
Other	54,753	55,642
	$389,742	$378,028

6. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets for federal and state income taxes as of December 31, 2005 and 2006 are as follows:

	2005	2006
Deferred tax assets, net:
Net operating loss carryforwards	$12,467,000	$13,296,000
Depreciation	(15,000)	(15,000)
Reserves	307,000	307,000
Research & development tax credits	-	26,000
Gross deferred tax assets	12,759,000	13,614,000
Less: Valuation allowance	12,759,000	13,614,000
Deferred tax assets, net	$-	$-

Realization of deferred tax assets is dependent upon future earnings, if any. The Company has recorded a full valuation allowance against its deferred tax assets since management believes that it is more likely than not that these assets will not be realized.

As of December 31, 2006 the Company had net operating loss carryforwards (NOL’s) for federal and New York State income tax purposes of approximately $33.2 million. There can be no assurance that the Company will realize the benefit of the NOL’s. The federal NOL’s are available to offset future taxable income and expire from 2018 through 2025 if not utilized. Under Section 382 of the Internal Revenue Code, these NOL’s may be limited due to ownership changes.

The effective tax rate for the years ended December 31, 2004, 2005 and 2006 is different from the tax benefit that would result from applying the statutory tax rates primarily due to the recognition of valuation allowances.

7. SERIES A 8% CONVERTIBLE REDEEMABLE PREFERRED STOCK

On March 27, 2003, pursuant to a Securities Purchase Agreement, we sold 30,000 shares of our Series A 8% Convertible Redeemable Preferred Stock, par value $.01 per share, for $3,000,000 before expenses to Gryphon Master Fund, L.P. Each share of Preferred Stock entitled the holder to receive dividends of 8% per annum and was convertible into 15.1515 shares of our Common Stock. Additionally, each investor received one (1) five year warrant to purchase 3.787875 shares of Common Stock at an exercise price of $6.78 with each share of Preferred Stock purchased. The total amount of shares that may be issued upon conversion of the Preferred Stock and exercise of the warrants are 454,545 and 113,636, respectively. Dividend payments of $120,000 in cash were due semi-annually beginning September 30, 2003. In connection with this financing, we paid agent fees of $150,000 and issued warrants and options to purchase 8,854 shares of our Common Stock at a price of $6.78. We also paid professional fees of approximately $136,000. We recorded the relative fair value of all the warrants issued in connection with this transaction of $497,700 against the amount of the Convertible Redeemable Preferred Stock as of March 27, 2003, which was calculated using the Black-Scholes valuation method, as well as $540,000 of beneficial conversion feature in accordance with EITF 00-27 and such amounts were being accreted along with issuance cost of $285,900 over the five year period until the mandatory redemption date of the Preferred Stock, the fifth anniversary of closing. We recorded accretion of dividends of $240,000 for 2004 and $36,822 in 2005. On February 25, 2005, Gryphon Master Fund, L.P. converted the Company’s Preferred Stock into 454,545 shares of the Company’s Common Stock at a conversion price of $6.60 per share. The Company retired the 30,000 shares of preferred stock, issued 454,545 shares of its Common Stock and recorded $3,000,000 as an increase to stockholders equity. Additionally, as a result of this conversion, the period we used in estimating the accretion of all of the costs associated with the issuance of the Preferred Stock changed from 5 years to 1.9166 years. Accordingly, the accretion was increased in the fourth quarter of 2004 by $669,618 and amounted to $964,338 for the year ended December 31, 2004. The effect of this change in accounting estimate in 2004 was a reduction in equity.

8. STOCKHOLDERS’ EQUITY

Series A Convertible Preferred Stock

In January 1997, the Board of Directors authorized the creation of a class of Series A Convertible Preferred Stock with a par value of $.01. The Series A Convertible Preferred Stock is convertible into an equal number of common shares at the holder’s option, subject to adjustment for anti-dilution. The holders of Series A Convertible Preferred Stock are entitled to receive dividends as and if declared by the Board of Directors. In the event of liquidation or dissolution of the Company, the holders of Series A Convertible Preferred Stock are entitled to receive all accrued dividends, if applicable, plus the liquidation price of $1.00 per share. As of December 31, 2005 and 2006, there were no outstanding shares of Series A Convertible Preferred Stock.

Secondary Offerings

On August 9, 2005, the Company successfully completed its private offering of 1,250,000 shares of Common Stock at $4.00 per share and received net proceeds of approximately $4,440,000. In connection with the offering, investors received five year warrants to purchase 500,000 shares of Common Stock at an exercise price of $5.40 per share. The Company purchased 110,000 of these warrants in December 2005 for $25,000 and retired them, leaving 390,000 currently outstanding. In addition, the Company granted to its placement agent a warrant to purchase 125,000 shares of our Common Stock at a price of $ 5.40 per share which expires on August 8, 2010. On October 7, 2005, the Registration Statement on Form S-3, which included the shares issued in the Company’s secondary offering, was declared effective by the Securities and Exchange Commission.

Common Stock, Warrants and Rights

In March 2001, the Company declared a dividend distribution of one non-transferable right to purchase one share of the Company’s Common Stock for every 10 outstanding shares of Common Stock continuously held from the record date to the date of exercise, as well as Common Stock underlying vested stock options and warrants, held of record on March 30, 2001, at an exercise price of $8.50. The rights were due to expire on October 4, 2002, which was one year after the effective date of the registration statement related to the shares of Common Stock underlying the rights. The Company extended the expiration date until April 4, 2003, further extended the rights until December 31, 2003, June 30, 2004, June 30, 2005, June 30, 2006 and has additionally extended the expiration date to June 30, 2007. Under certain conditions, the Company has the right to redeem the outstanding rights for $.01 per right. Such conditions were not met as of March 27, 2007. The Company reserved 970,076 shares of Common Stock for future issuance under this rights offering. The Company has recorded the fair value of the rights of $1,082,000 as a dividend during the quarter ended March 31, 2001, which was calculated using the Black-Scholes valuation method and recorded as an increase in additional paid-in capital and a reduction in accumulated deficit. The Company also recorded the fair value of the additional rights extension of $525,000 during the year ended December 31, 2004, using the Black-Scholes valuation method and recorded an increase in additional paid-in-capital and a reduction in accumulated deficit. There was no expense recorded in 2005 and 2006 for the extension of these rights. As of December 31, 2006, 292,001 of these rights had been exercised and the Company received cumulatively $2,482,009 before expenses of $133,834.

In March 2001, the Board of Directors authorized, subject to certain business and market conditions, the purchase of up to $1,000,000 of our Common Stock. As of December 31, 2006, the Company cumulatively purchased 40,200 shares of the Company’s Common Stock for approximately $222,000 and subsequently retired those shares. No shares were purchased in 2006. The Company may purchase additional shares when warranted by certain conditions.

All warrants have been issued with an exercise price that is equal to or above the fair market value of the Company’s Common Stock on the date of grant.

Stock Options

In order to retain and attract qualified personnel necessary for the success of the Company, the Company adopted a Stock Option Plan (the “1998 Stock Option Plan”) covering up to 400,000 of the Company’s common shares, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the 1998 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1998 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1998 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of the Company. The 1998 Stock Option Plan also entitles nonemployee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

In August 1999, the Company adopted the 1999 Stock Option Plan (the “1999 Stock Option Plan”) covering up to 1,000,000 of the Company’s common shares, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the 1999 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1999 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1999 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of the Company. The 1999 Stock Option Plan also entitles nonemployee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

At the Company’s Annual Meeting held on July 11, 2001, the stockholders approved the 2001 Stock Option Plan covering up to 500,000 of the Company’s common shares, pursuant to which the officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the 2001 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2001 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2001 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 15% of the voting stock of the Company. The 2001 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

At the Company’s Annual Meeting held on July 10, 2003, the stockholders approved the 2003 Stock Option Plan covering up to 500,000 of the Company’s common shares, pursuant to which the officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the 2003 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2003 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2003 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 15% of the voting stock of the Company. The 2003 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

At the Company’s Annual Meeting held on July 8, 2004, the stockholders approved the 2004 Stock Option Plan covering up to 850,000 of the Company’s common shares, pursuant to which the officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the 2004 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2004 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2004 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 15% of the voting stock of the Company. The 2004 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

During 2004, the Company granted warrants to purchase 100,000 shares of Common Stock at an exercise price of $7.54 per share to consultants (see footnote 9). During 2005, the Company granted warrants and options to purchase 150,000 shares of Common Stock at exercise prices ranging from $5.10 to $5.40 per share to consultants under various agreements. The fair market value of each option was estimated on the date of grant using the Black-Scholes option pricing model. Accordingly, we have recorded $542,648, $402,995 and $0 as deferred compensation for these services as of December 31, 2004, 2005 and 2006, respectively. As a result of some of the granted options having varying vesting periods, the Company revalued certain options and warrants either as of the vesting date or as of the balance sheet date for those options unvested using the Black Scholes option pricing model. Accordingly, the Company recorded a reduction of the fair value of $430,739 and $122,246 for the years ended December 31, 2004 and 2005, respectively. During December 31, 2004, 2005 and 2006, the Company recognized amortization of deferred compensation of $363,407, $143,758 and $129,756, respectively. In March, 2006, our consultant returned and cancelled a stock option agreement which the Company issued in February 2002 that granted options to purchase 50,000 shares of Common Stock at an exercise price of $12.10. The remaining unamortized balance in deferred compensation of $82,812 was reduced and offset against additional paid in capital and amortization expense of $53,317 recorded through December 31, 2005 and was recognized as income in the first quarter of 2006.

Stock-Based Compensation

Stock option activity under the 1998, 1999, 2001, 2003 and 2004 Stock Option Plans during the periods indicated below is as follows:

	Number of Shares Subject to Issuance	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at January 1, 2004	2,701,124	$7.97	2.89 years
Granted	655,550	5.07
Forfeited or expired	(436,500)	7.93
Exercised	(142,700)	3.00
Outstanding at December 31, 2004	2,777,474	7.11	4.42 years
Granted	476,980	5.02
Forfeited or expired	(410,499)	7.78
Exercised	(79,000)	3.09
Outstanding at December 31, 2005	2,764,955	6.77	3.94 years
Granted	197,050	5.99
Forfeited or expired	(331,500)	9.43
Exercised	(160,450)	3.74		$292,548
Outstanding at December 31, 2006	2,470,055	$6.55	3.66 years	$3,407,053
Exercisable at December 31, 2006	2,291,305	$6.61	3.56 years	$3,213,178

Included in the above schedule are 754,425 non-plan options, all of which are fully vested.

The assumptions used for the specified reporting periods and resulting estimates of weighted average fair value per share of options granted during those periods were as follows:

	Years Ended December 31,
	2005	2006

Risk-free interest rate	4.3%	4.7%
Expected dividend yield	0%	0%
Expected lives	5 years	4.5-9.0 years
Expected volatility	74%	71%
Forfeiture rate	0%	5%

The following is a summary of stock options as of December 31, 2006:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Options	Weighted- average Remaining Life	Weighted-average Exercise Price	Number of Options	Weighted- average Exercise Price
$2.80 to $5.00	998,730	4.15	$3.80	948,730	$3.76
$5.01 to $9.80	1,033,575	1.76	6.78	904,825	6.87
$11.75 to $16.50	437,750	1.26	12.26	437,750	12.26
	2,470,055	3.66	$6.55	2,291,305	$6.61

The weighted-average fair value of the options granted during the years ended December 31, 2004, 2005 and 2006 is $2.97, $4.03 and $3.99, respectively.

As of December 31, 2006, the Company had 797,811 options available for future grant under the 1998, 1999, 2001, 2003 and 2004 Stock Option Plans.

As of December 31, 2006, there was $441,046 of total unrecognized compensation cost, net of estimated forfeitures, related to all unvested stock options, which is expected to be recognized over a weighted average period of approximately 2.0 years.

On July 8, 2004, the Company’s Board of Directors agreed to extend the expiration date of the Chief Executive Officer’s options to July 15, 2008, which originally were due to expire on July 15, 2004. As a result, the Company recorded the fair value of the extension of $1,347,000 as a non cash expense during the second quarter ended December 31, 2004, which was calculated using the Black-Scholes valuation method.

During January 2005 and 2006, the Company’s Board of Directors approved the cashless exercise of 25,000 options each year which were converted into 6,204 and 9,277 shares, respectively of its Common Stock for the Company’s Chairman and CEO. As a result, the Company recorded the fair value of the shares issued as a non-cash expense totaling $44,250 and $0, respectively which was calculated using the Black-Scholes valuation method.

During 2005 and 2006, the Company’s Board of Directors extended the expiration date of 270,500 and 56,500 stock options for three and one of the Company’s directors who resigned from the Board for an additional 9 and 12 months, respectively. As a result, we recorded the fair value of the extension of $184,200 and $34,350 as a non cash expense during the year ended December 31, 2005 and 2006, respectively which was calculated in accordance with Financial Interpretation No. 44 “Accounting for Certain Transactions involving stock compensation.”

On September 9, 2005, the Board of Directors agreed to accelerate the vesting of all employee, officer and director unvested stock options outstanding under our stock option plans with exercise prices that are “out of the money” prior to December 31, 2005.  The total number of options that were earlier vested amount to 347,500 and had a range of exercise prices of $4.37 to $6.30 and a weighted average exercise price of $5.03.  The high and low of the closing price of our Common Stock between September 9, 2005 and December 31, 2005 was $4.37 and $6.30.  The purpose of the accelerated vesting was to enable us to avoid recognizing compensation expense associated with these options upon adoption of SFAS No. 123(R).  The fair value associated with the accelerated options that would have been reflected in our financial statements amounted to $926,189 using the Black-Scholes valuation method, which is included in pro forma stock-based employee compensation expense for 2005. Effective November 7, 2006, the Board enacted a new policy regarding all future stock option grants. Such policy requires that all future stock option issuances are set to be granted on the third Thursday of each month and that each such issuance will have a strike price per share equal to the closing price of the Corporation’s Common Stock on such day.

In the opinion of management, all stock options have been issued with an exercise price that is equal or above the fair market value of the Company’s Common Stock on the date of grant.

As of December 31, 2006, the Company has warrants outstanding for 938,636 shares of Common Stock at a weighted average exercise price of $6.11, which expire between March 26, 2008 and August 21, 2011.

9. COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

During July 2000, the Company entered into a 10-year lease agreement for its new office. The lease provided for monthly rental payments of $17,458 beginning December 15, 2000 with small annual increases. In connection with this lease, the Company provided an irrevocable unconditional letter of credit in the amount of $250,000 as security, which was cancelled in 2004 and replaced with a cash security payment of $34,916 for the remaining lease term. Effective October 16, 2005, the Company amended its office lease that provided for a reduction in office space from approximately 9,700 square feet to approximately 7,100 square feet for the remainder of the lease term which expires December 31, 2010. In addition, payments under the amended lease were reduced to $16,244 per month and such reduction will increase by approximately 4% per year.

In addition, the Company has entered into various leases for office equipment and office space expiring through December 2010. Future minimum lease payments under these lease agreements are as follows:

Year Ending December 31:
2007	210,644
2008	219,320
2009	221,388
2010	230,376
$881,728

Rent expense for the years ended December 31, 2004, 2005 and 2006 amounted to $243,577, $243,731 and $211,825, respectively.

ROYALTY AND LICENSE AGREEMENTS

The Company entered into an agreement with a former officer of the Company during 1996 to license certain software. The agreement stipulated, among other provisions, that the officer would receive royalties equal to a percentage of the Company’s gross sales. This agreement was terminated in May 1999 and was superceded by a new agreement which calls for payment of royalties of .005% on gross sales from $2,000,000 to $52,000,000 and .0025% on gross sales in excess of $52,000,000 pertaining to those patents on which Mr. Messina was identified as an inventor. As of December 31, 2006, total fees payable under this agreement amounted to approximately $440.

On February 19, 2003, the Company filed a summons and complaint upon CardCom Technology, Inc. alleging infringement on its patent. During September 2003, as a result of a settlement of a patent infringement suit, the Company granted CardCom Technology, Inc. a three year royalty license to use certain of the Company’s patents in connection with the manufacture, use and sale of CardCom’s age verification products in the United States and Canada. It also provides that CardCom will pay royalties of approximately 10% on its net sales. For the years ended December 31, 2004, 2005 and 2006, the Company received $67,113, $58,480 and $28,503, respectively, in royalty fees pursuant to this agreement. Effective March 12, 2006, the Company renewed the licensing agreement with CardCom for an additional five years. We also filed a patent infringement lawsuit against Tricom Card Technologies, Inc. in July 2003, which is currently being litigated.

Employment Agreements

Effective January 1, 2006, we entered into a letter of understanding with our Chairman and Chief Executive Officer that provides for an annual base salary of $255,604. In addition, on November 8, 2005, we granted to Mr. Mandelbaum an option to purchase 25,000 shares of Common Stock at an exercise price of $3.22 per share. We also agreed to provide a severance arrangement that in such case that we were to terminate Mr. Mandelbaum for any reason other than cause we would pay Mr. Mandelbaum 2 years of his annual cash base salary in 12 equal monthly installments.

On November 10, 2006, the Board of Directors increased Mr. Mandelbaum’s annual base salary to $264,000 effective January 1, 2007. On November 16, 2006, the Company also granted to Mr. Mandelbaum an option to purchase 25,000 shares of Common Stock at an exercise price of $6.00 per share.

If there shall occur a change of control, as defined in the agreement, Mr. Mandelbaum may terminate his employment at any time and be entitled to receive a payment equal to 2.99 times his average annual compensation, including bonuses, during the three years preceding the date of termination, payable in cash to the extent of three months salary and the balance in shares of our Common Stock based on a valuation of $2.00 per share.

On November 10, 2006, the Company entered into a letter of understanding with its Chief Financial Officer, Mr. Winiarz, which provided for an annual base salary of $175,000. This agreement became effective on January 1, 2007. Mr. Winiarz’ previous employment contract terminated on December 31, 2006. On November 16, 2006, the Company also granted to Mr. Winiarz an option to purchase 25,000 shares of Common Stock at an exercise price of $6.00 per share. Mr. Winiarz would have been eligible to receive a bonus upon Intelli-Check achieving certain financial targets. The Company agreed in the letter of understanding, that if it were to terminate Mr. Winiarz for any reason other than cause, it would pay Mr. Winiarz two (2) years of base salary in twelve (12) equal monthly installments. Mr. Winiarz resigned his position with the Company on January 21, 2007 and his letter of understanding terminated.

Each of the agreements requires the executive to devote substantially all his time and efforts to our business and contains non-competition and nondisclosure covenants of the officer for the term of his employment and for a period of two years thereafter. Each agreement provides that we may terminate the agreement for cause.

Supplier Agreements

In January 2004, we entered into a two year product supply agreement for the purchase of input devices. Under the terms, these devices, which were private labeled, are programmed to work in conjunction with our ID-Check® technology. On December 30, 2005, we entered into a two year product supply agreement with the same manufacturer and with similar terms and conditions as the prior agreement. As of December 31, 2006, the Company had a commitment of $176,695 under this agreement. On March 14, 2006, we signed a product supply agreement with another manufacturer for the purchase of alternate input devices that are also programmed to work in conjunction with our ID-Check® technology. The Agreement, which was effective until December 31, 2006, was automatically renewed for another year per the terms of the Agreement.

Investment Firm Relationships

On January 21, 2004, the Company entered into a one year agreement with Alexandros Partners LLC to act as consultants in advising the Company in financial and investor relation matters. The Company agreed to pay a consulting fee of $50,000 payable in 12 equal monthly installments. In addition, the Company issued a warrant granting the right to purchase 100,000 shares of the Company’s Common Stock at a purchase price of $7.54 per share, which vested ratably over the 12 month period. A principal of Alexandros Partners LLC was a member of the Company’s Board of Directors. Effective January 1, 2005, the Company renewed its agreement with Alexandros Partners LLC for an additional year and paid a consulting fee of $50,000 in 12 equal monthly installments. This transaction was approved by all of the independent directors of the Company’s Board of Directors. The agreement terminated on December 31, 2005.

On December 7, 2004, the Company entered into a one year agreement with a consulting firm to help with its investor relations activities. The Company paid a consulting fee of $100,000 in 12 monthly installments. In addition, the Company issued 11,500 restricted shares of its Common Stock. On August 6, 2005, the Company terminated the agreement and ceased payment under the agreement.

On November 2, 2004, the Company entered into an exclusive agreement with an investment banking firm for the purpose of investigating the opportunities in raising additional capital for the Company. On May 3, 2005, the Company terminated the agreement eliminating the provision of exclusivity and signed an exclusive agreement with another investment banking firm as a lead placement agent in connection with the private placement described in Note 8 above.

On September 21, 2005, the Company entered into a two (2) year agreement with a consulting firm to help with our public and investor relations activities. The Company agreed to pay $6,000 per month for the first 12 months of the agreement and $9,000 per month for the following 12 months. In addition, the Company issued a warrant granting the right to purchase 100,000 shares of our Common Stock at a purchase price of $4.62 per share, which vested ratably over the twelve month period after signing. All warrants are currently vested. The fair value of this warrant amounted to $318,221 using the Black-Scholes valuation method and was recorded in Deferred Compensation during the third quarter of 2005. For the years ended December 31, 2005 and 2006, the Company recorded an expense of approximately $71,000 and $186,000, respectively. The contract was cancelable after the first year under certain terms and conditions. We renegotiated the terms of the Agreement at the end of the twelve month period and currently pay $6,000 per month for the services. No underwriting discounts or commissions were paid with respect to such securities. Such securities were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act as they were issued to accredited investors.

Legal Proceedings

On August 1, 2003, we filed a summons and complaint against Tricom Card Technologies, Inc. alleging infringement on our patent and seeking injunctive and monetary relief.  On October 23, 2003, we amended our complaint to include infringement on an additional patent.  On May 18, 2004, we filed a Second Amended Complaint alleging infringement and inducement to infringe against certain principals of Tricom in their personal capacities, as well as alleging in the alternative false advertising claims under the Lanham Act against all the defendants.  The principals moved to dismiss the claims against them, and Tricom moved to dismiss the false advertising claims, which motions have been administratively terminated by the Court.  On August 1, 2005, defendants filed an Answer and Affirmative Defenses to the Second Amended Complaint and Tricom filed a declaratory counterclaim.  On November 2, 2005, the Court allowed Tricom to plead two additional defenses and declaratory counterclaims in the case, and on January 3, 2006, the parties filed a Stipulation of Dismissal of the Estoppel and Unenforceability Counterclaims and Affirmative Defenses.  On February 28, 2006, the parties filed a Supplemental Proposed Joint Pretrial Order, and on March 1, 2006, the Court certified that fact discovery in this action was complete. On June 29, 2006, the Court held a pre-motion conference at our request to discuss our proposed motion to disqualify defendants' counsel for a conflict of interest.  Pursuant to the Court's order, we served moving papers upon defendants on July 14, 2006 and defendants served opposition to the motion on around July 28, 2006.  We served a reply to the opposition on August 11, 2006 and filed the motion with the Court.  Also, on or about July 21, 2006, defendants filed with the Court a motion for claim construction together with our opposition to defendants' motion and defendants' reply to the opposition.  The Court has not scheduled a hearing date for either motion and there is no trial date pending.

We are not aware of any infringement by our products or technology on the proprietary rights of others.

Other than as set forth above, we are not currently involved in any legal or regulatory proceeding, or arbitration, the outcome of which is expected to have a material adverse effect on our business.

10. QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth unaudited financial data for each of Intelli-Check’s last eight fiscal quarters.

	Year Ended December 31, 2005					Year Ended December 31, 2006
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars in thousands)
Income Statement Data:
Revenues	$297	$997	$430	$660		$536	$718	$772	$1,136
Gross profit	194	881	253	311		355	496	463	810
Loss from operations	(1,586)	(202)	(812)	(785)		(1,001)	(994)	(709)	(399)
Net loss	(1,570)	(182)	(765)	(722)		(945)	(938)	(651)	(346)
Net loss attributable to
Common stockholders	(1,767)	(182)	(765)	(722)		(945)	(938)	(651)	(346)
Net loss per share attributable
to Common stockholders:
Basic and diluted	(0.17)	(0.02)	(0.07)	(0.06	(1))	(0.08)	(0.08)	(0.05)	(.03)

(1)
The sum of the net loss per share for each of the quarters of fiscal 2005 exceeds by $0.01 the basic loss per share for fiscal 2005 in total due to the impact of stock issuances on the weighted average number of shares outstanding.

We have not experienced seasonality in our sales volume or operating expenses.

Schedule II - Valuation and Qualifying Accounts

Year Ended December 31, 2006, 2005 and 2004

	Balance at		Net Deductions	Balance at
Year ended December 31, 2006	Beginning of Period	Additions	and Other	End of Period
Doubtful accounts and allowances	$28,467	$10,000	$(28,467)	$10,000
Deferred tax assets valuation allowance	$12,759,000	$855,000	-	$13,614,000

	Balance at		Net Deductions	Balance at
Year ended December 31, 2005	Beginning of Period	Additions	and Other	End of Period
Doubtful accounts and allowances	$20,000	$8,467	-	$28,467
Deferred tax assets valuation allowance	$11,441,000	$1,318,000	-	$12,759,000

	Balance at		Net Deductions	Balance at
Year ended December 31, 2004	Beginning of Period	Additions	and Other	End of Period
Doubtful accounts and allowances	-	$20,000	-	$20,000
Deferred tax assets valuation allowance	$9,520,550	$1,920,450	-	$11,441,000

INTELLI-CHECK, INC.
UNAUDITED FINANCIAL STATEMENTS

INTELLI-CHECK, INC.

BALANCE SHEETS

	September 30,	December 31,
	2007	2006
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$272,123	$526,917
Marketable securities and short-term investments	2,024,996	3,759,133
Accounts receivable, net of allowance of $10,000
as of September 30, 2007 and December 31, 2006	905,758	591,976
Inventory	141,830	119,923
Other current assets	522,697	507,382
Total current assets	3,867,404	5,505,331

PROPERTY AND EQUIPMENT, net	86,744	85,603

PATENT COSTS, net	25,513	30,170

OTHER ASSETS	34,916	34,916

Total assets	$4,014,577	$5,656,020

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$140,892	$155,066
Accrued expenses	324,060	378,028
Deferred revenue	1,123,362	1,037,366
Other current liabilities	-	75,000
Total current liabilities	1,588,314	1,645,460

OTHER LIABILITIES	88,274	73,475

Total liabilities	1,676,588	1,718,935

STOCKHOLDERS’ EQUITY:
Common stock - $.001 par value; 20,000,000 shares authorized;
12,281,728 and 12,202,778 shares issued and outstanding, respectively	12,282	12,203
Additional paid-in capital	46,602,002	45,912,734
Accumulated deficit	(44,276,295)	(41,987,852)
Total stockholders’ equity	2,337,989	3,937,085

Total liabilities and stockholders’ equity	$4,014,577	$5,656,020

See accompanying notes to financial statements

INTELLI-CHECK, INC.

STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

REVENUES	$856,938	$771,774	$2,281,533	$2,025,442

COST OF REVENUES	(388,885)	(308,520)	(876,047)	(711,197)
Gross profit	468,053	463,254	1,405,486	1,314,245

OPERATING EXPENSES
Selling	354,783	347,725	1,160,703	1,142,793
General and administrative	477,563	594,802	1,837,814	2,133,244
Research and development	281,013	229,421	831,058	742,146
Total operating expenses	1,113,359	1,171,948	3,829,575	4,018,183

Loss from operations	(645,306)	(708,694)	(2,424,089)	(2,703,938)

Interest income	37,564	57,304	135,646	169,777

Net loss	$(607,742)	$(651,390)	$(2,288,443)	$(2,534,161)

PER SHARE INFORMATION
Net loss per common share -
Basic and diluted	$(0.05)	$(0.05)	$(0.19)	$(0.21)

Weighted average common shares used
in computing per share amounts -
Basic and diluted	12,281,728	12,156,215	12,256,701	12,129,612

See accompanying notes to financial statements

INTELLI-CHECK, INC.

STATEMENTS OF CASH FLOW
(Unaudited)

	Nine Months Ended September 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,288,443)	$(2,534,161)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	29,214	26,858
Noncash stock-based compensation expense	456,988	567,356
Amortization of deferred compensation	-	129,756
Recovery of amortization of deferred compensation	-	(53,317)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(313,782)	50,739
(Increase) decrease in inventory	(21,907)	6,511
Increase in other current assets	(15,315)	(55,895)
Decrease in accounts payable and accrued expenses	(68,142)	(62,102)
Increase in deferred revenue	100,795	103,799
(Decrease) increase in other liabilities	(75,000)	52,973
Net cash used in operating activities	(2,195,592)	(1,767,483)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities and short-term investments	(3,237,000)	(4,822,061)
Sales of marketable securities and short-term investments	4,971,137	6,087,990
Purchases of property and equipment	(25,698)	(20,502)
Net cash provided by investing activities	1,708,439	1,245,427

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of Common Stock from exercise of stock
options and warrants	232,359	386,124
Net cash provided by financing activities	232,359	386,124

Decrease in cash and cash equivalents	(254,794)	(135,932)

CASH AND CASH EQUIVALENTS, beginning of period	526,917	528,250

CASH AND CASH EQUIVALENTS, end of period	$272,123	$392,318

See accompanying notes to financial statements

INTELLI-CHECK, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY
For the Nine Months Ended September 30, 2007
(Unaudited)

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

BALANCE, January 1, 2007	12,202,778	$12,203	$45,912,734	$(41,987,852)	$3,937,085

Stock-based compensation expense			330,988		330,988
Exercise of options	42,950	43	145,916		145,959
Exercise of warrants	16,000	16	86,384		86,400
Issuance of stock as directors compensation	20,000	20	125,980		126,000
Net loss	-	-	-	(2,288,443)	(2,288,443)

BALANCE, September 30, 2007	12,281,728	$12,282	$46,602,002	$(44,276,295)	$2,337,989

See accompanying notes to financial statements

INTELLI-CHECK, INC.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Note 1. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited interim financial statements furnished herein include all adjustments necessary for a fair presentation of the Company’s financial position at September 30, 2007 and the results of its operations for the nine and three months ended September 30, 2007 and 2006, stockholders’ equity for the nine months ended September 30, 2007 and cash flows for the nine months ended September 30, 2007 and 2006. All such adjustments are of a normal and recurring nature. Interim financial statements are prepared on a basis consistent with the Company’s annual financial statements. Results of operations for the nine month period ended September 30, 2007, are not necessarily indicative of the operating results that may be expected for the year ending December 31, 2007.

The balance sheet as of December 31, 2006 has been derived from the audited financial statements at that date but does not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements.

Certain prior period amounts have been reclassified to conform to current period presentation.

For further information, refer to the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Liquidity

The Company anticipates that its cash on hand, marketable securities and cash resources from expected revenues from the sale of the units in inventory and the licensing of its technology will be sufficient to meet its anticipated working capital and capital expenditure requirements for at least the next twelve months. These requirements are expected to include the purchase of inventory, product development, sales and marketing expenses, working capital requirements and other general corporate purposes. The Company may need to raise additional funds to respond to business contingencies which may include the need to fund more rapid expansion, fund additional marketing expenditures, develop new markets for its ID-Check technology, enhance its operating infrastructure, respond to competitive pressures, or acquire complementary businesses or technologies. There can be no assurance that the Company will be able to secure the additional funds when needed or obtain such on terms satisfactory to the Company, if at all.

Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which is effective for calendar year companies on January 1, 2008. The Statement defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles, and expands disclosures about fair value measurements. The Statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The Company is currently assessing the potential impacts of implementing this standard.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB No. 109” (“FIN 48”), effective for fiscal years beginning after December 15, 2006.  FIN 48 requires a two-step approach to determine how to recognize tax benefits in the financial statements where recognition and measurement of a tax benefit must be evaluated separately.  A tax benefit will be recognized only if it meets a “more-likely-than-not” recognition threshold.  For tax positions that meet this threshold, the tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority.  On May 2, 2007 the FASB issued Interpretation No. 48-1, “Definition of Settlement in FASB Interpretation 48” (“FIN 48-1”). FIN 48-1 amends FIN 48 to provide guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The guidance in FIN 48-1 shall be applied upon the initial adoption of FIN 48. We adopted FIN 48 and FIN 48-1 as of January 1, 2007. The adoption of FIN 48 did not have an impact on our results of operations or financial position. As a result of our continuing losses for tax purposes, we have historically not paid income taxes and have recorded a full valuation allowance against our net deferred tax asset. Therefore, we have not recorded a liability for unrecognized tax benefits prior to adoption of FIN 48 and there was no adjustment from the implementation. There continues to be no liability related to unrecognized tax benefits at September 30, 2007. We recognize interest and penalties related to unrecognized tax benefits in income tax expense. There was no accrued interest related to unrecognized tax benefits at September 30, 2007. The tax years 2003-2006 remain open to examination by the major taxing jurisdictions to which we are subject.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financials Liabilities — Including an Amendment of FASB Statement No. 115”. This standard permits measurement of certain financial assets and financial liabilities at fair value. If the fair value option is elected, the unrealized gains and losses are reported in earnings at each reporting date. Generally, the fair value option may be elected on an instrument-by-instrument basis, as long as it is applied to the instrument in its entirety. The fair value option election is irrevocable, unless a new election date occurs. SFAS No. 159 requires prospective application and also establishes certain additional presentation and disclosure requirements. The standard is effective as of the beginning of the fiscal year that begins after November 15, 2007. The Company is currently evaluating the provisions of SFAS No. 159 to determine the potential impact, if any, the adoption will have on the Company’s financial statements.

In June 2007, the FASB issued EITF Issue No. 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities,” which is effective for calendar year companies on January 1, 2008. The Task Force concluded that nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities should be deferred and capitalized. Such amounts should be recognized as an expense as the related goods are delivered or the services are performed, or when the goods or services are no longer expected to be provided. The Company is currently assessing the potential impact of implementing this standard.

Use of Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Company’s financial statements and accompanying notes. Significant estimates and assumptions that affect amounts reported in the financial statements include deferred tax valuation allowances and allowance for doubtful accounts. Due to the inherent uncertainties involved in making estimates, actual results reported in future periods may be different from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less when purchased. As of September 30, 2007, cash equivalents included money market funds and other liquid short-term debt instruments (with maturities at date of purchase of three months or less) of $10,065.

Marketable Securities and Short Term Investments

The Company accounts for investments in marketable securities as available-for-sale securities in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“SFAS No. 115”). Under SFAS No. 115, securities purchased to be held for indefinite periods of time and not intended at the time of purchase to be held until maturity are classified as available-for-sale securities. The Company continually evaluates whether any marketable investments have been impaired and, if so, whether such impairment is temporary or other than temporary. Interest income is recorded using an effective interest rate, with the associated premium or discount amortized to interest income. All of the Company’s marketable securities have maturities of less than one year with a weighted average interest rate of 5.8%. The carrying value of the marketable securities as of September 30, 2007 approximated their fair market value. Marketable Securities and Short Term Investments are invested in highly liquid Municipal Auction Rate Securities.

Allowance for Doubtful Accounts

The Company records its allowance for doubtful accounts based upon its assessment of various factors. The Company considers historical experience, the age of the accounts receivable balances, credit quality of the Company’s customers, current economic conditions and other factors that may affect customers’ ability to pay.

Revenue Recognition and Deferred Revenue

The Company sells its products directly through its sales force and through distributors. Revenue from direct sales of our products is recognized when shipped to the customer and title has passed. The Company’s products require continuing service or post contract customer support and performance; accordingly, a portion of the revenue pertaining to the service and support is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year. Currently, with respect to sales of certain of our products, the Company does not have enough experience to identify the fair value of each element, therefore the full amount of the revenue and related gross margin is deferred and recognized ratably over the one-year period in which the future service, support and performance are provided.

In addition, the Company recognizes sales from licensing of its patented software to customers. The Company’s licensed software requires continuing service or post contract customer support and performance; accordingly, a portion of the revenue is deferred based on its fair value and recognized ratably over the period in which the future service, support and performance are provided, which is generally one year. Royalties from the licensing of the Company’s technology are recognized as revenues in the period they are earned.

Inventory

Inventory is stated at the lower of cost or market and cost is determined using the first-in, first-out method. Inventory is primarily comprised of finished goods.

Business Concentrations and Credit Risk

During the three and nine months ended September 30, 2007, the Company made sales to two customers that accounted for approximately 31% and 26% of total revenues, respectively. During the three and nine months ended September 30, 2006, the Company made sales to two other customers that accounted for approximately 43% of total revenues in each of the periods presented.

The above listing is not intended to be a comprehensive list of all of our accounting policies. In many cases, the accounting treatment of a particular transaction is specifically dictated by generally accepted accounting principles, with no need for management's judgment in their application. There are also areas in which management's judgment in selecting any available alternative would not produce a materially different result.

Note 2. Net Loss per Common Share

The Company computes net loss per common share in accordance with SFAS No. 128, “Earnings Per Share.” Under the provisions of SFAS No. 128, basic net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing net loss by the weighted average number of common shares then outstanding, but does not include the impact of stock options and warrants then outstanding, as the effect of their inclusion would be antidilutive.

The following table summarizes the additional number of common shares that would be outstanding assuming that all the options and warrants that were outstanding as of September 30, 2007 and 2006 had been converted:

	2007	2006

Stock options	2,033,217	2,499,755
Warrants	922,636	938,636
Total	2,955,853	3,438,391

Note 3. Stock-Based Compensation

On January 1, 2006, the Company adopted SFAS No. 123(R). SFAS No. 123(R) eliminates the option to use the intrinsic value method of accounting that was provided in APB No. 25, which generally resulted in no compensation expense recorded in the financial statements related to the issuance of equity awards to employees. SFAS No. 123(R) requires that the cost resulting from all share based payment transactions be recognized in the financial statements. SFAS No. 123(R) establishes fair value as the measurement objective in accounting for share based payment arrangements and requires all companies to apply a fair value based measurement method in accounting for all share based payment transactions with employees. We included stock based compensation in selling, general and administrative expense for the cost of stock options.

Stock based compensation expense for the three and nine months ended September 30, 2007 and 2006 is as follows:

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
Compensation cost recognized:
Stock options	$80,910	$156,000	$330,988	$517,000
Restricted stock	-	-	126,000	16,006
	$80,910	$156,000	$456,988	$533,006

In order to retain and attract qualified personnel necessary for the success of the Company, the Company adopted several stock option plans from 1998 through 2004 (and an amendment to the 2004 plan in 2006 pursuant to which the plan was renamed the “2006 Equity Incentive Plan” and amended to provide for the issuance of other types of equity incentives such as restricted stock grants) (collectively, the “Plans”) covering up to 3,250,000 of the Company’s common shares, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers these Plans and determines the terms and conditions of options granted, including the exercise price. These Plans generally provide that all stock options will expire within ten years of the date of grant. Incentive stock options granted under these Plans must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. These Plans also entitle non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

Option activity under the Plans as of September 30, 2007 and changes during the nine months ended September 30, 2007 were as follows:

	Shares (1)	Weighted- Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2007	2,470,055	$6.55
Granted	185,362	5.61
Exercised	(42,950)	3.40
Forfeited or expired	(579,250)	10.33
Outstanding at September 30, 2007	2,033,217	$5.46	3.12	$548,499

Exercisable at September 30, 2007	1,826,354	$5.44	2.62	$491,499

(1) Included in the table are 469,425 non-plan options, of which all options are fully vested.

The aggregate intrinsic value in the table above represents the total pretax intrinsic value (the difference between the Company’s closing stock price on the last trading day of the third quarter of 2007 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on September 30, 2007. This amount changes based on the fair market value of the Company’s stock. The total intrinsic value of options exercised for the nine months ended September 30, 2007 was $137,515.

As of September 30, 2007, unrecognized compensation expense related to granted and non-vested stock options amounted to approximately $366,685 and is expected to be recognized over a weighted-average period of 1.4 years.

As of September 30, 2007, the Company had 884,415 options available for future grant under the Plans.

The Company uses the Black-Scholes option pricing model to value the options. The table below presents the weighted average expected life of the options in years. The expected life computation is based on historical exercise patterns and post-vesting termination behavior. Volatility is determined using changes in historical stock prices. The interest rate for periods within the expected life of the award is based on the U.S. Treasury yield curve in effect at the time of grant.

The fair value of share-based payment units was estimated using the Black-Scholes option pricing model with the following assumptions and weighted average fair values as follows:

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
Weighted average fair value of grants	$1.61	$3.69	$2.85	$3.95
Valuation assumptions:
Expected dividend yield	0.00%	0.00%	0.00%	0.00%
Expected volatility	60.5%	71.6%	58.8%	80.4%
Expected life (in years)	4.5	4.5	4.58	4.88
Risk-free interest rate	4.21%	4.70%	4.62%	4.70%

Note 4. Legal Proceedings

On August 1, 2003, we filed a summons and complaint against Tricom Card Technologies, Inc. alleging infringement on our patent and seeking injunctive and monetary relief.  On October 23, 2003, we amended our complaint to include infringement on an additional patent.  On May 18, 2004, we filed a Second Amended Complaint alleging infringement and inducement to infringe against certain principals of Tricom in their personal capacities, as well as alleging in the alternative false advertising claims under the Lanham Act against all the defendants.  The principals moved to dismiss the claims against them, and Tricom moved to dismiss the false advertising claims, which motions have been administratively terminated by the Court.  On August 1, 2005, defendants filed an Answer and Affirmative Defenses to the Second Amended Complaint and Tricom filed a declaratory counterclaim.  On November 2, 2005, the Court allowed Tricom to plead two additional defenses and declaratory counterclaims in the case, and on January 3, 2006, the parties filed a Stipulation of Dismissal of the Estoppel and Unenforceability Counterclaims and Affirmative Defenses.  On February 28, 2006, the parties filed a Supplemental Proposed Joint Pretrial Order, and on March 1, 2006, the Court certified that fact discovery in this action was complete. On June 29, 2006, the Court held a pre-motion conference at our request to discuss our proposed motion to disqualify defendants' counsel for a conflict of interest.  Pursuant to the Court's order, we served moving papers upon defendants on July 14, 2006 and defendants served opposition to the motion on around July 28, 2006.  We served a reply to the opposition on August 11, 2006 and filed the motion with the Court.  Also, on or about July 21, 2006, defendants filed with the Court a motion for claim construction together with our opposition to defendants' motion and defendants' reply to the opposition.  As of September 30, 2007, the Court has not scheduled a hearing date for either motion and there is no trial date pending.

We are not aware of any infringement by our products or technology on the proprietary rights of others.

Other than as set forth above, we are not currently involved in any legal or regulatory proceeding, or arbitration, the outcome of which is expected to have a material adverse effect on our business.

Note 5. Commitments and Contingencies

On June 7, 2007, Frank Mandelbaum, the Company’s Chairman and Chief Executive Officer, passed away. In accordance with his letter of understanding, his widow is entitled to a payment equal to six months salary ($132,000), payable in six equal monthly installments. The Company recorded this amount in general and administrative expenses in the second quarter of 2007.

Note 6. Extension of Rights

In March 2001, the Company declared a dividend distribution of one non-transferable right to purchase one share of its Common Stock for every 10 outstanding shares of Common Stock continuously held from the record date to the date of exercise, as well as Common Stock underlying vested stock options and warrants, held of record on March 30, 2001, at an exercise price of $8.50. On May 10, 2007, the Board of Directors authorized extending these rights, which were due to expire on June 30, 2007 to June 30, 2008.

Note 7. Proposed Merger

On August 8, 2007, the Company and Mobilisa, Inc., a private company that is a leader in identity systems and mobile and wireless technologies, entered into an agreement in principle to combine the two companies. The terms of the agreement in principle provide that Mobilisa will become a wholly-owned subsidiary of Intelli-Check and that shares of Intelli-Check will be issued to the Mobilisa shareholders such that the stockholders of the two companies will each own 50%of the Common Stock of the combined company. Mobilisa option holders will also exchange their options for Intelli-Check options. The combination is anticipated to be structured as a “tax-free reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. The Companies are in the process of completing due diligence related to the merger. It is anticipated that the merger will close in the first quarter of 2008.

ANNEXES

A	-	Merger Agreement dated November 20, 2007

B	-	Form of Plan of Merger and Articles of Merger

C	-	Form of Lock-up Agreement

D	-	Intelli-Check, Inc. 2006 Equity Incentive Plan

E	-	Form of Certificate of Amendment of the Certificate of Incorporation for Intelli-Check, Inc.

ANNEX A

MERGER AGREEMENT

dated

November 20, 2007

by and among

Intelli-Check, Inc., a Delaware corporation,

as Parent,

Intelli-Check Merger Sub, Inc., a Washington corporation,

as the Acquisition Corp.,

Mobilisa, Inc., a Washington corporation,

as the Company, and

the Principal Shareholders of the Company, named herein,

as the Principal Shareholders

ARTICLE I DEFINITIONS		1
1.1	Definitions	1

ARTICLE II PURCHASE AND SALE		9
2.1	The Merger.	9
2.2	Merger Documents	11
2.3	Effective Time of the Merger	11
2.4	Effect on Capital Stock; Exchange Procedures.	11
2.5	Optionholders and Warrantholders	12
2.6	Payment of the Merger Consideration	13
2.7	Closing	13
2.8	No Further Transfers; Lost, Stolen or Destroyed Certificates	14
2.9	Effect of the Merger	14

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDERS AND THE COMPANY		14
3.1	Corporate Existence and Power	14
3.2	Corporate Authorization	14
3.3	Charter Documents; Legality	15
3.4	Subsidiaries	15
3.5	Capitalization and Ownership	15
3.6	Affiliates	15
3.7	Assumed Names	16
3.8	Governmental Authorization	16
3.9	Consents	16
3.10	Financial Statements.	16
3.11	Accounts Receivable	17
3.12	Books and Records.	17
3.13	Absence of Certain Changes.	18
3.14	Real Property.	20
3.15	Tangible Personal Property.	20
3.16	Intellectual Property.	21
3.17	Export Restrictions.	22
3.18	Relationships With Customers, Suppliers, Etc.	22
3.19	Litigation	23
3.20	Contracts.	23
3.21	Licenses and Permits	24
3.22	Compliance with Laws	24
3.23	Pre-payments	25
3.24	Employees	25
3.25	Compliance with Federal, State and Municipal Labor and Employment Laws and Ordinances and Collective Bargaining Agreements	25
3.26	Employee Benefits	25
3.27	Employment Matters	27
3.28	Tax Matters	27

3.29	Fees	30
3.30	Business Operations; Servers.	30
3.31	Powers of Attorney and Suretyships.	30
3.32	Other Information.	30
3.33	Certain Business Practices	31
3.34	Money Laundering Laws	31
3.35	Environmental Matters	31
3.36	Related Party Transactions	32
3.37	Insurance	32

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDERS		32
4.1	Ownership of Stock; Authority.	33
4.2	Approvals	33
4.3	Non-Contravention	33
4.4	Litigation and Claims	33
4.5	Investment Representations	34
4.6	Tax	34

ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT		34
5.1	Due Incorporation	35
5.2	Corporate Authorization	35
5.3	Governmental Authorization	35
5.4	No Violation	35
5.5	Consents	36
5.6	Litigation	36
5.7	Issuance of Parent Common Stock	36
5.8	Fees	36
5.9	Charter Documents; Legality	36
5.10	Capitalization and Ownership of the Parent	36
5.11	Financial Statements.	37
5.12	Other Information	37
5.13	Compliance with Laws	37
5.14	Money Laundering Laws	38
5.15	Ownership of Parent Securities	38
5.16	Acquisition Corp	38
5.17	Reorganization	38
5.18	Absence of Certain Changes	38

ARTICLE VI COVENANTS OF THE COMPANY AND EACH PRINCIPAL SHAREHOLDER PENDING CLOSING		40
6.1	Conduct of the Business	40
6.2	Access to Information.	42
6.3	Notices of Certain Events	42
6.4	SEC Filings.	42
6.5.	Investment Representations.	43

ARTICLE VII COVENANTS OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS		46
7.1	Confidentiality	46
7.2	Non-Solicitation.	46
7.3	Non-Competition	47
7.4	Reporting and Compliance With Law	47
7.5	Injunctive Relief	47
7.6	Audited Financial Statements	47

ARTICLE VIII COVENANTS OF PARENT PENDING CLOSING		47
8.1	Conduct of the Business	48
8.2	Access to Information.	49

ARTICLE IX COVENANTS OF ALL PARTIES HERETO		50
9.1	Best Efforts; Further Assurances	50
9.2	Confidentiality of Transaction	50
9.3	Best Efforts to Obtain Consents	50
9.4	No Additional Derivative Securities	50
9.5	Tax Matters.	51
9.6	Registration	51
9.7	Procedures on Registration	52
9.8	Severance	53

ARTICLE X CONDITIONS TO CLOSING		53
10.1	Conditions to the Obligations of Parent, Acquisition Corp., the Principal Shareholders and the Company	53
10.2	Conditions to Obligations of Parent and Acquisition Corp	53
10.3	Conditions to Obligations of the Company and the Principal Shareholders	55

ARTICLE XI RELIANCE ON REPRESENTATIONS AND WARRANTIES		56
11.1	Reliance on Representations and Warranties of the Company and the Principal Shareholders	56
11.2	Reliance on Representations and Warranties of Parent and Acquisition Corp	56

ARTICLE XII INDEMNIFICATION		56
12.1	Indemnification of Parent and Acquisition Corp	56
12.2	Indemnification of Principal Shareholders	57
12.3	Procedure	57
12.4	Periodic Payments	58
12.5	Insurance	59
11.6	Survival of Indemnification Rights	59

ARTICLE XIII DISPUTE RESOLUTION		59
13.1	Arbitration.	59
13.2	Waiver of Jury Trial; Exemplary Damages.	61

13.3	Attorneys’ Fees.	61

ARTICLE XIV TERMINATION		61
14.1	Termination.	61
14.2	Effect of Termination.	62
14.3	Termination Fee.	62
14.4	Survival	63

ARTICLE XV MISCELLANEOUS		63
15.1	Notices	63
15.2	Amendments; No Waivers.	64
15.3	Ambiguities	64
15.4	Publicity	64
15.5	Expenses	64
15.6	Successors and Assigns	64
15.7	Governing Law; Jurisdiction	65
15.8	Counterparts; Effectiveness	65
15.9	Entire Agreement	65
15.10	Severability	65
15.11	Captions	65
15.12	Construction	65

MERGER AGREEMENT

MERGER AGREEMENT, dated November 20, 2007 (this “Agreement”), by and among Intelli-Check, Inc., a Delaware corporation (“Parent”), Intelli-Check Merger Sub, Inc., a Washington corporation (“Acquisition Corp.”), Mobilisa, Inc., a Washington corporation (the “Company”) and the common shareholders of the Company listed on Schedule I hereto (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”).

W I T N E S S E T H :

WHEREAS, the Company is in the business of providing mobile and wireless technology solutions for document authentication (the “Business”);

WHEREAS, the Principal Shareholders constitute owners of approximately 99% of the issued and outstanding equity securities of the Company;

WHEREAS, Parent owns all of the issued and outstanding shares of equity securities of Acquisition Corp.;

WHEREAS, Parent and Acquisition Corp. desire that Acquisition Corp. merge with and into the Company and, to realize the benefits thereof, the Company and the Principal Shareholders also desire that Acquisition Corp. merge with and into the Company, upon the terms and subject to the conditions set forth herein and in accordance with the Washington Business Corporation Act, and that the outstanding securities of the Company, excluding any such shares held in the treasury of the Company, be converted upon such merger (the “Merger”) into the right to receive the amount of consideration as is provided herein; and

WHEREAS, the parties intend the Merger to qualify as a tax-free plan of reorganization within the meaning of Section 368 of the Code.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The following terms, as used herein, have the following meanings:

“2006 Financial Statements” has the meaning set forth in Section 3.10(a).

“Accounts Receivable” has the meaning set forth in Section 3.11.

“Acquisition Corp.” has the meaning set forth in the Preamble.

“Act” has the meaning set forth in Section 4.5(a).

“Action” means any action, suit, investigation, hearing or proceeding, including any audit for Taxes or otherwise.

“Additional Agreements” means each of the Employment Agreement, the Lock-up Agreements and the Voting Agreements.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person. With respect to any natural person, the term Affiliate shall also include any member of said person’s immediate family, any family limited partnership, limited liability company or other entity for said person and any trust, voting or otherwise, of which said person is a trustee or of which said person or any of said person’s immediate family is a beneficiary.

“Agreement” has the meaning set forth in the Preamble.

“Arbitrator” has the meaning set forth in Section 13.1(b).

“Authority” shall mean any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, federal, state, or local.

“Benefit Plan” has the meaning set forth in Section 3.26(a).

“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by the Company or in which the Company’s assets, business, or transactions are otherwise reflected.

“Business” has the meaning set forth in the Recitals.

“Chairman” means the Chairman of Parent’s board of directors.

“Charter Documents” has the meaning set forth in Section 3.3.

“Chief Executive Officer” means Parent’s Chief Executive Officer or as otherwise designated pursuant to Section 2.1(d).

“Chief Financial Officer” means Parent’s Chief Financial Officer or as otherwise designated pursuant to Section 2.1(d).

“Chief Operating Officer” means Parent’s Chief Operating Officer or as otherwise designated pursuant to Section 2.1(d).

“Chief Technical Officer” means Parent’s Chief Technical Officer or as otherwise designated pursuant to Section 2.1(d).

“Closing” has the meaning set forth in Section 2.7.

“Closing Date” has the meaning set forth in Section 2.7.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Common Stock” means the shares of common stock, no par value, of the Company.

“Company Consent” has the meaning set forth in Section 3.9.

“Company Directors” has the meaning set forth in Section 2.1(c).

“Company Disclosure Schedule” means the disclosure schedules delivered by the Company and the Principal Shareholders to Parent and Acquisition Corp. simultaneously with the execution and delivery of this Agreement.

“Company Indemnitees” has the meaning set forth in Section 12.2.

“Company Optionholders” means the holders of Options.

“Company Shareholders” means the common shareholders of the Company, including the Principal Shareholders.

“Company’s knowledge” refers to the actual knowledge of Dr. Nelson Ludlow, Bonnie Ludlow, and Steve Williams.

“Constituent Corporations” has the meaning set forth in Section 2.1(a).

“Contracts” has the meaning set forth in Section 3.20(b).

“Customer” has the meaning set forth in Section 7.2(b).

“December Balance Sheet” has the meaning set forth in Section 3.10(a).

“Effective Time” has the meaning set forth in Section 2.3.

“Effectiveness Period” has the meaning set forth in Section 9.6.

“Employment Agreement” means the employment agreement specified in Section 10.3(c). The Employment Agreement provides for a term of not less than two (2) years.

“Environmental Laws” means any foreign, federal, state or local law, statute, ordinance, rule or regulation, any common law cause of action providing any right or remedy relating to Environmental Matters, and any legally binding judicial or administrative decisions, orders and decrees, in each case relating to Environmental Matters, as the foregoing are enacted and in effect on or prior to the Closing Date.

“Environmental Matter” means any matter arising out of, relating to, or resulting from pollution, contamination, protection of the environment, workplace health or safety and any matters relating to emissions, discharges, releases or threatened releases of hazardous substances into the air, surface water, groundwater, soil, land surface or subsurface or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, release or threatened release of hazardous materials, substances or wastes.

“Environmental Permits” has the meaning set forth in Section 3.35(b).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act Filings” means filings under the Securities Exchange Act of 1934 made by the Parent prior to the Closing Date.

“Exchange Ratio” is a number determined by dividing (i) the number of shares of Parent Common Stock immediately prior to Closing by (ii) the number of shares of Company Common Stock immediately prior to Closing.

“First Period” has the meaning set forth in Section 9.6.

“GAAP” means U.S. generally accepted accounting principles, consistently applied and interpreted.

“Indebtedness” includes with respect to any Person and without limitation, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes, liens, mortgages or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under GAAP, and (g) all guarantees by such Person.

“Indemnification Notice” has the meaning set forth in Section 12.3(a).

“Indemnified Party” has the meaning set forth in Section 12.3.

“Indemnifying Parties” has the meaning set forth in Section 12.3(a).

“Intellectual Property” means any and all of the following: (A) U.S., international and foreign patents, patent applications and statutory invention registrations; (B) trademarks, licenses, inventions, service marks, trade names, trade dress, slogans, logos and Internet domain names, including registrations and applications for registration thereof; (C) copyrights, including registrations and applications for registration thereof, and copyrightable materials; (D) trade secrets, know-how and similar confidential and proprietary information; (E) the additional names listed on Schedule 3.7 and all derivations thereof; (F) u.r.l.s, Internet domain names and Websites; and (G) any other type of Intellectual Property right, and all embodiments and fixations thereof and related documentation, registrations and franchises and all additions, improvements and accessions thereto, in each case which is owned or licensed or filed by the Company or used or held for use in the Business, whether registered or unregistered or domestic or foreign.

“IRS” means the Internal Revenue Service.

“Law” means any domestic or foreign federal, state, municipality or local law, statute, ordinance, code, rule or regulation or common law.

“Leased Real Property” means the real property leased by the Company, as tenant, together with, to the extent leased by the Company, all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

“Leases” has the meaning set forth in Section 3.14(b).

“Licensed Intellectual Property” has the meaning set forth in section 3.16(b).

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including any agreement to give any of the foregoing and any conditional sale and including any voting agreement or proxy.

“Lock-Up Agreements” means each of the Lock-Up Agreements, in the form mutually agreed by the parties hereto, between Parent and each of the Principal Shareholders, the officers and directors (as of the Closing Date) of the Company, set forth on Schedule II, such schedule mutually agreed by the parties hereto prior to the Effective Time.

“Losses” has the meaning set forth in Section 12.1.

“Material Adverse Change” means a material adverse change in the business, assets, condition (financial or otherwise), liabilities, results of operations or prospects of the business of the applicable company individually or as a whole; provided, however, without prejudicing whether any other matter qualifies as a Material Adverse Change, any matter individually or in the aggregate involving a loss or payment in excess of $500,000 shall constitute a Material Adverse Change, per se and provided further that, with respect to Parent, any business of Parent that may be lost or otherwise affected due to the Company’s request to Parent to change such arrangements in order to complete the transactions contemplated hereby shall not constitute a Material Adverse Change.

“Material Adverse Effect” means a material adverse effect on the business, assets, condition (financial or otherwise), liabilities, results of operations or prospects of the business of the applicable company individually or as a whole; provided, however, without prejudicing whether any other matter qualifies as a Material Adverse Effect, any matter individually or in the aggregate involving a loss or payment in excess of $500,000 shall constitute a Material Adverse Effect, per se and provided further that, with respect to Parent, any business of Parent that may be lost or otherwise affected due to the Company’s request to Parent to change such arrangements in order to complete the transactions contemplated hereby shall not constitute a Material Adverse Effect.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” means the aggregate consideration that the Company Shareholders, the Optionholders and the Warrantholders will be entitled to receive by virtue of the Merger.

“Merger Documents” has the meaning set forth in Section 2.1(g).

“Money Laundering Laws” has the meaning set forth in Section 3.34.

“Offices” has the meaning set forth in Section 3.1.

“Optionholders” means the holders of Options.

“Options” means all stock options (or any portion thereof) to purchase Company Common Stock.

“Order” means any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

“Outside Closing Date” has the meaning set forth in Section 14.1(b)(i).

“Owned Intellectual Property” has the meaning set forth in Section 3.16(a).

“Owned Real Property” means, collectively, all real properties and interests therein (including the right to use) owned by the Company, together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

“Parent” has the meaning set forth in the Preamble.

“Parent Charter Documents” has the meaning set forth in Section 5.9.

“Parent Common Stock” means the Common Stock, $.001 par value per share, of Parent.

“Parent Contract” means:

(i) any contract pursuant to which the Parent is required to pay, has paid or is entitled to receive or has received an amount in excess of $25,000 during the current fiscal year or any one of the two preceding fiscal years (other than purchase orders for inventory entered into in the ordinary course of business (excluding however any such purchase orders which are open for purchases in excess of $50,000));

(ii) all employment contracts and sales representatives contracts;

(iii) all sales, agency, factoring, commission and distribution contracts;

(iv) all joint venture, strategic alliance, limited liability company and partnership agreements;

(v) all significant documents relating to any acquisitions or dispositions of assets (other than of dispositions of inventory in the ordinary course of business);

(vi) all licensing agreements, including agreements licensing Intellectual Property rights, other than “shrink wrap” licenses;

(vii) all secrecy, confidentiality and nondisclosure agreements restricting the conduct of the Parent;

(viii) all contracts relating to patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other Intellectual Property rights;

(ix) all guarantees, terms and conditions, privacy policies, indemnification arrangements and other hold harmless arrangements made or provided by the Parent;

(x) all Website hosting contracts or agreements;

(xi) all agreements relating to real property, including any real property lease, sublease, or space sharing, license or occupancy agreement, whether the Parent is granted or granting rights thereunder to occupy or use any premises;

(xii) all agreements relating to Tangible Assets; and

(xiii) all agreements relating to outstanding Indebtedness.

“Parent Directors” has the meaning set forth in Section 2.1(c).

“Parent Financial Statements” has the meaning set forth in Section 5.11.

“Parent Indemnitees” has the meaning set forth in Section 12.1.

“Parent Options” means all stock options (or any portion thereof) to purchase Parent Common Stock.

“Parent Warrants” means all warrants to purchase Parent Common Stock.

“PBGC” has the meaning set forth in Section 3.26(b).

“Permits” has the meaning set forth in Section 3.21.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, the Company or an agency or instrumentality thereof.

“Pre-Closing Period” has the meaning set forth in Section 9.5(b).

“Principal Shareholders” has the meaning set forth in the Preamble.

“Principal Shareholder’s Securities” means, with respect to a Principal Shareholder, the Company Common Stock and Options owned by such Principal Shareholder as set forth on Schedule I hereto.

“Proceeding” has the meaning set forth in Section 3.28(b).

“Proxy Materials” has the meaning set forth in Section 14.1(b)(ii).

“Rebate Obligations” has the meaning set forth in Section 3.30(c).

“Reg D” has the meaning set forth in Section 4.5(a).

“Registrable Securities” has the meaning set forth in Section 9.6.

“Restrictive Covenants” has the meaning set forth in Section 7.5.

“Restriction Period” has the meaning set forth in Section 7.2(a).

“September Balance Sheet” has the meaning set forth in Section 3.10(a).

“SEC” means the Securities and Exchange Commission.

“Software” has the meaning set forth in Section 3.16(b).

“Surviving Corporation” has the meaning set forth in Section 2.1(a).

“Surviving Corporation Common Stock” means the common stock of the Surviving Corporation.

“Tangible Assets” means all tangible personal property and interests therein, including inventory machinery, computers and accessories, furniture, office equipment, communications equipment, vehicles, vessels and other tangible property.

“Tax” has the meaning set forth in Section 3.28(d).

“Taxing Authority” has the meaning set forth in Section 3.28(b).

“Tax Liability” has the meaning set forth in Section 3.28(b).

“Tax Return” has the meaning set forth in Section 3.28(d).

“Terminating Party” has the meaning set forth in Section 14.1(b).

“Termination Fee” has the meaning set forth in Section 14.3(a).

“Third Party Claim” has the meaning set forth in Section 12.3(a).

“To the knowledge of Parent and Acquisition Corp.” refers to the actual knowledge of Jeffrey Levy and Peter Mundy.

“UCC” shall mean the Uniform Commercial Code of the State of Washington, or any corresponding or succeeding provisions of Laws of the State of Washington, or any corresponding or succeeding provisions of Laws, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

“Vice Chairman” means Vice Chairman of Parent’s board of directors.

“Voting Agreements” has the meaning set forth in Section 2.1(g).

“Warrantholder” means holders of Warrants.

“Warrants” means all warrants to purchase Company Common Stock.

“Websites” means all of the internet domain names for the Company set forth on Schedule 3.16(a).

ARTICLE II

PURCHASE AND SALE

2.1 The Merger.

(a) At the Effective Time, (i) the separate existence of Acquisition Corp. will cease and Acquisition Corp. will be merged with and into the Company (Acquisition Corp. and the Company are sometimes referred to herein as the “Constituent Corporations”; with respect to periods after the Effective Time, the Company in its capacity as the surviving corporation is sometimes referred to herein as the “Surviving Corporation”); (ii) the articles of incorporation of Acquisition Corp. in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation (provided that Article FIRST of the articles of incorporation of the Surviving Corporation shall be amended to read in its entirety as follows: “The name of the Corporation is Intelli-Check/Mobilisa, Inc.”).; and (iii) the by-laws of Acquisition Corp. as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation.

(b) At and after the Effective Time:

(i)  title to all property owned by each of the Constituent Corporations, and rights, privileges, powers and franchises of each of the Constituent Corporations shall vest in the Surviving Corporation without reversion or impairment, and the Surviving Corporation shall automatically assume all of the debts, liabilities, obligations and duties of each Constituent Corporation; and

(ii) the address listed as the headquarters of the Parent will be moved to the Company’s offices in Port Townsend, Washington.

(c) Immediately after the Effective Time, Parent’s board of directors shall be composed of eight (8) directors, four (4) of whom shall be appointed by Parent’s board of directors prior to the Effective Time (the “Parent Directors”) and four (4) of whom shall be appointed by the Company’s board of directors prior to the Effective Time (the “Company Directors”).

(d) Immediately after the Effective Time:

(A) the Parent Directors shall have the right to designate the Chairman and appoint a Chief Financial Officer and a Chief Technology Officer; and

(B) the Company Directors shall have the right to designate the Vice Chairman and appoint a Chief Executive Officer.

(e) For a period of not less than two (2) years after the Closing Date, the Chief Executive Officer immediately after the Effective Time shall continue to be appointed as the Chief Executive Officer, unless such person resigns from such position or is terminated for cause.

(f) For a period of not less than one (1) year after the Closing Date:

(i) In connection with each annual or special meeting of stockholders where Parent’s board of directors are to be elected, the Parent Directors shall be entitled to name four (4) persons to the slate of directors presented to the Parent’s stockholders for election and the Company Directors shall be entitled to name four (4) persons to the slate of directors presented to the Parent’s stockholders for election;

(ii) In the event of any vacancy on Parent’s board of directors, the directors (either the Parent Directors or the Company Directors, as applicable) originally selecting such persons shall have the right to fill such vacancy; and

(iii) In no event shall the number of directors on Parent’s board of directors be greater than eight (8) unless the Board of Directors unanimously (with all members voting) votes to increase the number of members of the Board of Directors.

(g) Voting agreements (the “Voting Agreements”) in a form agreed to by the parties relating to the matters indicated in Sections 2.1(c), (d) and (f) shall have been executed on the Closing Date.

(h) The parties acknowledge that, immediately prior to the Closing, Parent will amend the option agreements of any of Parent’s current directors who do not continue on the Board of Directors of Parent after the Closing to provide that options granted pursuant to such option agreements may be exercised for up to one year after the Closing Date. The parties acknowledge that, immediately prior to the Closing, the Company will amend the option agreements of any of the Company’s current directors who do not continue on the Board of Directors of the Company after the Closing to provide that options granted pursuant to such option agreements may be exercised for up to one year after the Closing Date.

2.2 Merger Documents. As soon as practicable following fulfillment or waiver of the conditions specified in Article IX hereof, and provided that this Agreement has not been terminated and abandoned pursuant to Article XIII hereof, the Company and Acquisition Corp. will cause the Articles of Merger and a Plan of Merger in a form mutually agreed to by the parties hereto (the “Merger Documents”) to be executed and filed with the Washington Secretary of State as provided in the Washington Business Corporation Act.

2.3 Effective Time of the Merger. The Merger shall become effective at 11:59 p.m. on the day of the filing of the Certificate of Merger with the Washington Secretary of State or at such other date or time thereafter as the parties may agree. The date and time of such effectiveness is herein sometimes referred to as the “Effective Time.”

2.4 Effect on Capital Stock; Exchange Procedures.

(a) At or after the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the Company Common Stock, Options or capital stock of Acquisition Corp:

(i) Each issued and outstanding share of Company Common Stock shall be converted into the right to receive a number of shares of Parent Common Stock determined by multiplying the shares of Company Common Stock by the Exchange Ratio. All of the Company Common Stock shall be cancelled, and each holder of a certificate representing any of the Company Common Stock shall thereafter cease to have any rights with respect to the Company Common Stock except the right to receive the Merger Consideration pursuant to the terms hereof. Company Common Stock held as treasury shares by the Company, if any, shall be canceled and not be converted into the right to receive any consideration.

(ii) Each issued and outstanding share of the capital stock of Acquisition Corp. shall remain outstanding and be automatically converted into shares of common stock of the Surviving Corporation.

(b) As soon as practicable after the Effective Time, each holder of Company Common Stock will surrender the certificates representing the Company Common Stock to Parent.

(c) If any portion of the Merger Consideration consisting of Parent Common Stock to be paid to any shareholder of the Company is to be delivered to any person other than the person in whose name the Company Common Stock are registered, it shall be a condition to such exchange that the Company Common Stock so surrendered shall be properly endorsed or otherwise in proper form for transfer and the person requesting such exchange (a) establish to the satisfaction of Parent the propriety of such transfer and (b) (i) pay any transfer or other taxes required by reason of the delivery of such Merger Consideration to a person other than the registered holder of the Company Common Stock surrendered, or (ii) establish to the satisfaction of Parent that such tax has been paid or is not applicable.

(d) If any certificate representing Company Common Stock has been lost, stolen or destroyed, Parent shall issue the applicable Merger Consideration deliverable in respect thereof upon (i) the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and (ii) if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such certificate.

(e) From and after the Effective Time, no transfer of any Company Common Stock outstanding prior to the Effective Time shall be made on the stock transfer books of the Company.

(f) The Parent Common Stock issuable pursuant to this transaction shall bear the following legend:

The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act of 1933, as amended, and the other conditions specified in that certain Merger Agreement dated as of ________ __, 2007, a copy of which Merger Agreement may be inspected by the holder of this certificate at the offices of Intelli-Check, Inc.

2.5 Optionholders and Warrantholders.

(a) All Options outstanding immediately prior to the Effective Time shall become fully vested and exercisable at the Effective Time and shall be canceled and replaced as follows:

(i) Each Optionholder will be entitled to receive, automatically and without any further action by the Optionholder (subject to compliance with Section 2.5(a)(ii) below), the number of fully vested Parent Options determined by multiplying the number of Options held by such Optionholder by the Exchange Ratio. The exercise price for each such replacement Parent Option shall be the exercise price of the Option being canceled and replaced divided by the Exchange Ratio.

(ii) At or after the Effective Time, each Optionholder shall provide to the Surviving Corporation an option surrender agreement in a form to be agreed upon between the Parent and the Company. Upon submitting to the Surviving Corporation an option surrender agreement, duly completed and validly executed in accordance with the instructions thereto (and surrender for cancellation of any certificates evidencing Options), and such other documents as may reasonably be required by the Surviving Corporation, the Optionholder shall receive in exchange therefor a Parent Option. Until so surrendered, any outstanding Option will be deemed from and after the Effective Time to evidence ownership of the right to receive a portion of the Merger Consideration.

(b) All Warrants outstanding immediately prior to the Effective Time shall be canceled and replaced as follows:

(i) Each Warrantholder will be entitled to receive, automatically and without any further action by the Warrantholder (subject to compliance with Section 2.5(b)(ii) below), the number of Parent Warrants determined by multiplying the number of Warrants held by such Warrantholder by the Exchange Ratio. The exercise price for each such replacement Parent Warrant shall be the exercise price of the Warrant being canceled and replaced divided by the Exchange Ratio.

(ii) At or after the Effective Time, each Warrantholder shall provide to the Surviving Corporation a warrant surrender agreement in a form to be agreed upon between the Parent and the Company. Upon submitting to the Surviving Corporation a warrant surrender agreement, duly completed and validly executed in accordance with the instructions thereto (and surrender for cancellation of any certificates evidencing Warrants), and such other documents as may reasonably be required by the Surviving Corporation, the Warrantholder shall receive in exchange therefor a Parent Warrant. Until so surrendered, any outstanding Warrant will be deemed from and after the Effective Time to evidence ownership of the right to receive a portion of the Merger Consideration.

2.6 Payment of the Merger Consideration. The Merger Consideration shall be payable by Acquisition Corp. and Parent on the Closing Date, as specified in Section 2.4 and Section 2.5.

2.7 Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VIII, the closing (the “Closing”) of the Merger hereunder shall take place at the offices of Loeb & Loeb LLP, counsel to Parent and Acquisition Corp., located at 345 Park Avenue, New York NY 10154, or at such other date, time or place as the parties may agree (the date and time at which the Closing is actually held being the “Closing Date”). In addition to those obligations set forth in Article IX, at the Closing:

(a) Acquisition Corp. and Parent shall deliver the Merger Consideration in accordance with this Article II;

(b) Each of the Company Shareholders will deliver to the Surviving Corporation certificates representing the Company Shareholder’s Company Common Stock, duly endorsed, together with any other documents that are necessary to transfer to the Surviving Corporation good title to all of the Company Shareholder’s Company Common Stock, free and clear of any and all Liens; and

(c) Each of the Optionholders will deliver to the Surviving Corporation the documents set forth in Section 2.5(a)(ii), together with any other documents as may be reasonably required.

2.8 No Further Transfers; Lost, Stolen or Destroyed Certificates. The Merger Consideration paid pursuant to the Merger upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and upon and after the Effective Time, no transfer of the shares of Company Common Stock outstanding prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation. If, after the Effective Time, certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

2.9 Effect of the Merger. Upon and after the Effective Time: (a) the shares of Company Common Stock and the Options shall be converted as provided in this Agreement; (b) the former holders of such securities will be entitled only to the rights provided in this Agreement or to the rights provided under Washington Business Corporation Act; and (c) the Merger shall otherwise have the effect provided under the applicable laws of the State of Washington.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE PRINCIPAL SHAREHOLDERS AND THE COMPANY

The Principal Shareholders, joint and severally, and the Company hereby represent and warrant to Parent and Acquisition Corp., as of the date hereof and as of the Closing Date (except as otherwise expressly stated), that:

3.1 Corporate Existence and Power. The Company is a corporation duly formed, validly existing under and by virtue of the Laws of the State of Washington, and has all power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Except as set forth on Schedule 3.1, the Company is not qualified to do business as a foreign corporation in any jurisdiction, and there is no jurisdiction in which the character of the property owned or leased by the Company or the nature of its activities make qualification of the Company in any such jurisdiction necessary, except where the failure to so qualify would not have a Material Adverse Effect. The only offices, warehouses or business locations of the Company are listed on Schedule 3.1 (the “Offices”). The Company has not taken any action, adopted any plan, or made any agreement in respect of any merger, consolidation, sale of all or substantially all of its respective assets, reorganization, recapitalization, dissolution or liquidation, except as explicitly set forth in this Agreement.

3.2 Corporate Authorization. Except for a vote of the stockholders of the Company to approve the transaction contemplated by this Agreement, the execution, delivery and performance by the Company of this Agreement and each of the other Additional Agreements to which the Company is named as a party and the consummation by the Company of the transactions contemplated hereby and thereby are within the corporate powers of the Company and have been duly authorized by all necessary action on the part of the Company. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements will constitute, a valid and legally binding agreement of the Company, enforceable against the Company in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, or (ii) rules of law governing specific performance, injunctive relief or other equitable remedies.

3.3 Charter Documents; Legality. The Company has previously delivered to Parent true and complete copies of its articles of incorporation and by-laws, minute books and stock books (the “Charter Documents”), as in effect or constituted on the date hereof. The execution, delivery, and performance by the Company and each Principal Shareholder of this Agreement and any Additional Agreement to which the Company or such Principal Shareholder is to be a party has not violated and will not violate, and the consummation by the Company or the Principal Shareholders of the transactions contemplated hereby or thereby will not violate, any of the Charter Documents or any Law.

3.4 Subsidiaries. The Company does not have any subsidiaries. The Company is not a party to any agreement relating to the formation of any joint venture, association or other Person.

3.5 Capitalization and Ownership. Schedule 3.5 sets forth, with respect to the Company, (i) its authorized capital, (ii) the number of its securities that are outstanding, (iii) each shareholder owning its securities and the number of shares of such securities owned by such security holder, and (iv) each security convertible into or exercisable or exchangeable for its securities, the number and type of securities such security is convertible into, the exercise or conversion price of such security and the holder of such security. Except as set forth on Schedule 3.5, no Person other than the Principal Shareholders or the Company owns any securities of the Company. Except as set forth on Schedule 3.5, and except for any issuance or grant of any right to acquire any securities of the Company totaling up to 20,000 Options in the aggregate between the date hereof and the Closing Date, there is no Contract that requires or under any circumstance would require the Company to issue, or grant any right to acquire, any securities of the Company, or any security or instrument exercisable or exchangeable for or convertible into, the capital stock or membership interest of the Company or to merge, consolidate, dissolve, liquidate, restructure, or recapitalize the Company. The Company Common Stock and Options (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable federal and state securities laws.

3.6 Affiliates. Other than the Principal Shareholders, the Company is not controlled by any Person and the Company is not in control of any other Person. Schedule 3.6 lists each Contract, arrangement, or understanding to which the Company and any Principal Shareholder or any Affiliate of any Principal Shareholder is a party. Except as disclosed in Schedule 3.6, none of the Principal Shareholders or any Affiliate of any Principal Shareholder (i) own, directly or indirectly, in whole or in part, any tangible or intangible property (including Intellectual Property rights) that the Company uses or the use of which is necessary for the conduct of the Business, or (ii) have engaged in any transaction with the Company.

3.7 Assumed Names. Schedule 3.7 is a complete and correct list of all assumed or “doing business as” names currently or formerly used by the Company, including names on any Websites. The Company has not used any name other than the names listed on Schedule 3.7 to conduct its business. The Company has filed appropriate “doing business as” certificates in all applicable jurisdictions. Except as indicated on Schedule 3.7, all Websites are in good working order.

3.8 Governmental Authorization. None of the execution, delivery or performance by the Company of this Agreement or any Additional Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority except (a) for the filing of the Certificate of Merger with the Washington Secretary of State in accordance with the Washington Business Corporation Act as provided for in Section 2.1(g).

3.9 Consents. The Contracts listed on Schedule 3.9 are the only material agreements, commitments, arrangements, contracts or other instruments binding upon the Company or any of its respective properties requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery or performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Company Consent”).

3.10 Financial Statements.

(a) Attached hereto as Schedule 3.10(a) are balance sheets of the Company as of December 31, 2005 and December 31, 2006, and the related statements of operations, shareholders’ deficit and cash flows for each of the years in the three-year period ended December 31, 2006, and the balance sheet of the Company as of September 30, 2007 and the related statements of operations, shareholders’ deficit and cash flows (collectively, the “2006 Financial Statements”). The balance sheet contained in the 2006 Financial Statements as of December 31, 2006 is referred to herein as the “December Balance Sheet”. The balance sheet contained in the financial statements as of September 30, 2007 is referred to herein as the “September Balance Sheet”. The 2006 Financial Statements (i) were prepared from the Books and Records and can be legitimately reconciled with the Books and Records; (ii) were prepared in accordance with GAAP; (iii) fairly and accurately present the Company’s financial condition and the results of its operations as of their respective dates and for the periods then ended; (iv) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company’s financial condition as of their dates; (v) are complete and correct in all material respects and (vi) contain and reflect adequate provisions for all reasonably anticipated liabilities for all material income, property, sales, payroll or other Taxes applicable to the Company with respect to the periods then ended. The Company has heretofore delivered to Parent complete and accurate copies of all “management letters” received by it from the Company’s accountants and all responses during the last three (3) years by lawyers engaged by the Company to inquiries from the Company’s accountant or any predecessor accountants. The 2006 Financial Statements are currently unaudited. The audited 2006 Financial Statements will not be materially different than the 2006 Financial Statements provided on Schedule 3.10(a).

(b) Except as specifically disclosed, reflected or fully reserved against on the September Balance Sheet and for liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since the date of the September Balance Sheet and except as set forth on Schedule 3.10(b), there are no liabilities, debts or obligations of any nature (whether accrued, absolute, contingent, liquidated or unliquidated, unasserted or otherwise) relating to the Company. All debts and liabilities, fixed or contingent, which should be included under GAAP on an accrual basis on the September Balance Sheet are included therein.

(c) The 2006 Financial Statements accurately reflect the outstanding Indebtedness of the Company as of the date thereof. Except as set forth on Schedules 3.10(c), the Company does not have any Indebtedness.

(d) All forecasts, presentations or projections relating to the future results of operations of the Company were based upon reasonable assumptions and were prepared in good faith by the Company.

(e) To the commercially reasonable best knowledge of the Company, nothing done by the Company will prevent the Parent from complying with applicable securities laws or the Sarbanes-Oxley Act of 2002 after the Merger is consummated.

3.11 Accounts Receivable. Schedule 3.11 sets forth as of a date within three (3) days of the date hereof all accounts, notes and other receivables, whether or not accrued, and whether or not billed, of the Company, in accordance with GAAP (“Accounts Receivable”). Except as set forth in Schedule 3.11, all Accounts Receivable represent bona fide revenues of the Company pursuant to the Business and are fully collectible, net of any reserves shown on the September Balance Sheet. Except as set forth on Schedule 3.11, all accounts and notes receivable reflected on the September Balance Sheet, or arising since December 31, 2006, have been collected, or will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor.

3.12 Books and Records.

(a) All Books and Records of the Company have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

(b) The Books and Records accurately and fairly, in reasonable detail, reflect the Company’s transactions and dispositions of assets. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

(i) transactions are executed in accordance with management’s authorization;

(ii) access to assets is permitted only in accordance with management’s authorization; and

(iii) recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(c) The Company has heretofore made all of its Books and Records available to Parent for its inspection and has heretofore delivered to Parent complete and accurate copies of documents referred to in the Schedules or as Parent otherwise has requested. All Contracts, documents, and other papers or copies thereof delivered to Parent by or on behalf of the Company in connection with this Agreement and the transactions contemplated herein are accurate, complete, and authentic.

(d) Schedule 3.12(d) is a complete and correct list of all savings, checking, brokerage or other accounts pursuant to which the Company has cash or securities on deposit and such list indicates the signatories on each account.

3.13 Absence of Certain Changes.

(a) Except as set forth in Schedule 3.13(a), since December 31, 2006, the Company has conducted its business in the ordinary course of business consistent with past practices, and with respect to the Company there has not been:

(i) any Material Adverse Change or any event, occurrence, development or state of circumstances or facts which could reasonably be expected to result individually or in the aggregate in a Material Adverse Effect on the Company’s ability to consummate the transactions contemplated herein or upon the value to Parent or Acquisition Corp. of the transactions contemplated hereby;

(ii) any transaction, contract, agreement or other instrument entered into, or commitment made, by the Company relating to the Business or any relinquishment by the Company of any Contract or other right, in either case other than transactions and commitments in the ordinary course of business consistent in all respects, including kind and amount, with past practices and those contemplated by this Agreement;

(iii) any increase of bonus, salary or other compensation outside of the ordinary course of business consistent with past practice;

(iv) any capital expenditure except in the ordinary course of business consistent with past practice;

(v) any sale, lease, license or other disposition of any of its assets except (A) pursuant to existing Contracts or commitments disclosed herein and (B) sales of products or inventory in the ordinary course of business consistent with past practice;

(vi) acceptance of any returns except in the ordinary course of business, consistent with past practice;

(vii) any default under any term or provision of any Contract;

(viii) an increase in the amount of Indebtedness;

(ix) the incurrence of Liens on any of its assets;

(x) any loss of a license required to conduct the Business;

(xi) any failure to obtain any required bonds in connection with a Contract or proposed Contract;

(xii) any loss in the ability to enter into Contracts with any Authorities with which it currently engages in business or with which it engaged in business in the last three (3) years;

(xiii) any damage, destruction or loss of property related to any of its assets not covered by insurance;

(xiv) any delay, acceleration or cancellation of any receivables or indebtedness owed to it or write-off or additional reserves made with respect to the same;

(xv) any merger or consolidation with or acquisition of any other Person;

(xvi) the lapse of any insurance policy protecting its assets;

(xvii) any change in its accounting principles or methods or write down of the value of any inventory or assets;

(xviii) any change in location where it conducts business;

(xix) any extension of any loans other than travel or other expense advances to employees in the ordinary course of business consistent with past practice;

(xx) any increase or reduction in the prices of products sold except in the ordinary course of business consistent with past practice;

(xxi) any agreement to change any practices or terms, including payment terms, with respect to customers or suppliers;

(xxii) any change in hiring practices for employees, consultants or advisors;

(xxiii) any dividend or distribution to the Company Shareholders; or

(xxiv) any agreement to do any of the foregoing.

(b) Except as set forth on Schedule 3.13(b), since December 31, 2006, through and including the Closing Date, the Company has neither taken any action nor has had any event occur which would have violated any covenants of the Company set forth in Section 6.1 hereof.

3.14 Real Property.

(a) Schedule 3.14(a) sets forth a complete and correct list of all Owned Real Property. With respect to each Owned Real Property, (i) the Company owns title in fee simple to such Owned Real Property, free and clear of all Liens, (ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase such Owned Real Property or any portion thereof or interest therein and (iii) there are no leases, subleases, licenses, options, rights, concessions or other agreements affecting any portion of such Owned Real Property.

(b) The Company has delivered to Parent true, correct, and complete copies of the leases and all amendments thereto for the properties listed on Schedule 3.14(b) (the “Leases”). The Leases, together with all amendments, are listed in Schedule 3.14(b) and are valid and enforceable by the Company which is a party to such lease against the other parties thereto. The Company has not breached or violated, and is not in default under, any of the Leases or any local zoning ordinance, the breach or violation of which could individually or in the aggregate have a Material Adverse Effect, and no notice from any Person has been received by the Company or served upon the Company or any Principal Shareholder claiming any violation of any lease or any local zoning ordinance. The Company has no other leases except as set forth on Schedule 3.14(b).

(c) The Company has not experienced any material interruption in the delivery of adequate quantities of any utilities (including electricity, natural gas, potable water, water for cooling or similar purposes and fuel oil) or other public services (including sanitary and industrial sewer service) required by the Company in the operation of the Business.

3.15 Tangible Personal Property.

(a) Each piece of Tangible Assets is in operating condition and repair and functions in accordance with its intended use (ordinary wear and tear excepted), has been properly maintained, and is suitable for its present uses. Schedule 3.15(a) sets forth a complete and correct list of the Tangible Assets owned or leased by the Company having a book value of more than $5,000, setting forth a description of such property and its location.

(b) The Company has, and upon consummation of the transactions contemplated hereby will continue to have, good, valid and marketable title in and to each piece of Tangible Assets listed on Schedule 3.15(a) hereto, free and clear of all Liens, except as set forth on Schedule 3.15(b).

(c) The Company has good title to, or a valid leasehold or license interest in, all its respective properties and assets (whether tangible or intangible), free and clear of all Liens. The personal and other properties and assets owned by the Company or leased or licensed by the Company from a third party constitute all such properties and assets which are necessary to the Business as presently conducted and as presently proposed to be conducted.

(d) The materials and supplies included in the inventory of the Company as of the Closing Date will be: (i) substantially equivalent in quality and quantity, subject to seasonality, to the materials and supplies, and additions thereto, generally included in such inventory in the past; and (ii) valued in accordance with GAAP and applied on a basis consistent with that used in the Company’s financial statements.

(e) Except as indicated on Schedule 3.15(a), all Tangible Assets are located at the Offices.

3.16 Intellectual Property.

(a) Schedule 3.16(a) sets forth a true and complete list of all Intellectual Property owned by the Company which is material to the Business (the “Owned Intellectual Property”).

(b) Schedule 3.16(b) sets forth a true and complete list of all material computer software developed in whole or in part by or on behalf of the Company, including such developed computer software and databases that are operated or used by the Company on its Websites or are otherwise material to the Business (collectively, “Software”). The Software is the only computer software that is material to the Business.

(c) Schedule 3.16(c) sets forth a true and complete list of all licenses, sublicenses and other agreements pertaining to Intellectual Property or Software to which the Company is a party, in each case, which are material to the Business (collectively, “Licensed Intellectual Property”).

(d) To the Company's knowledge, neither the Company’s ownership and use, in the ordinary course, of the Owned Intellectual Property nor the use of the Software and Licensed Intellectual Property infringes upon or misappropriates the valid Intellectual Property rights, privacy rights or other right of any third party.

(e) Except as set forth in Schedule 3.16(e), the Company owns each item of Owned Intellectual Property, free and clear of any lien or encumbrance, and the Company is entitled to use, and is using in the Business, the Owned Intellectual Property, Software and Licensed Intellectual Property in the ordinary course, subject, in the case of the Licensed Intellectual Property, to the terms and conditions of the licenses therefor.

(f) The Owned Intellectual Property, Software and the Licensed Intellectual Property include all of the Intellectual Property used in the ordinary day-to-day conduct of the Business, and there are no other items of Intellectual Property that are material to such ordinary day-to-day conduct of the Business. The Company has not received any written or, to the Company's knowledge, oral notice challenging the Company's ownership of the Owned Intellectual Property, claiming that any other person or entity has any ownership interest with respect thereto, or claiming that the Owned Intellectual Property infringes any Intellectual Property owned by a third party.

(g) To the Company's knowledge, no Person is engaged in any activity that infringes upon the Owned Intellectual Property. The Company has not granted any license or other right currently outstanding to any third party with respect to the Owned Intellectual Property, Licensed Intellectual Property or Software, except for those licenses set forth in Schedule 3.16(g). The consummation of the transactions contemplated by this Agreement will not result in the termination of any agreements relating to the Licensed Intellectual Property.

(h) The Company has not exported the Software outside the U.S. or Canada. No rights in the Software have been transferred by the Company to any third party except to the customers of the Company to whom the Company has licensed such Software in the ordinary course.

(i) The Company has the right to use all software development tools, library functions, compilers and other third party software that are material to the Business or that is required to operate or modify the Software, consistent with the terms and conditions of any agreements pursuant to which the Company has been granted such right to use.

(j) The Company has taken reasonable steps to maintain the confidentiality of its trade secrets and other confidential Intellectual Property and, to the Company's knowledge, (i) there has been no misappropriation of any material trade secrets or other material confidential Intellectual Property of the Company by any Person; (ii) no employee, independent contractor or agent of the Company has misappropriated any trade secrets of any other Person in the course of his performance as an employee, independent contractor or agent; and (iii) no employee, independent contractor or agent of the Company is in default or breach of any term of any employment agreement, non-disclosure agreement, non-compete obligation, assignment of invention agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of Intellectual Property.

3.17 Export Restrictions. Except as listed on Schedule 3.17, there are no export restrictions on the Company’s products or services.

3.18 Relationships With Customers, Suppliers, Etc.

(a) Schedule 3.18(a) identifies during the six (6) months ended June 30, 2007 and the fiscal year ended December 31, 2006, respectively (i) the 10 largest customers of the Company and the amount of revenues accounted for by such customer during each such period and (ii) the 10 largest suppliers (other than attorneys, accountants and office leases) of the Company and the amount of expense accounted for by such supplier during each such period.

(b) Schedule 3.18(b) sets forth (i) all prepayments, pre-billed invoices and deposits that have been received by the Company as of the date hereof from customers for products to be shipped, or services to be performed, after the Closing Date, and (ii) with respect to each such prepayment, pre-billed invoice or deposit, (A) the party and contract credited, (B) the date received or invoiced, (C) the products and/or services to be delivered, and (D) the conditions for the return of such prepayment, pre-billed invoice or deposit. All such prepayments, pre-billed invoices and deposits are properly accrued for on the Company’s financial statements, in accordance with GAAP applied on a consistent basis with the past practice of the Company.

(c) Schedule 3.18(c) sets forth since December 31, 2006, all purchases (other than attorneys, accountants and office leases) with a cost of in excess of $10,000 for any single item or series or related items.

(d) Except as set forth on Schedule 3.18(d), since December 31, 2006: (a) there has not been any termination of the business relationship of the Company with any material licensee, customer or supplier, other than in the ordinary course of business where a contract has been concluded with (A) a customer with no subsequent follow-on business or (B) a supplier due to the supplier’s products no longer being available or applicable to the Business; (b) there has not been any threatened termination or withholding of payments by, or any material dispute with, any material licensee, customer or supplier; and (c) the Company has not received any notice or been informed that any such event will occur in the future, either as a result of the consummation of the transactions contemplated by this Agreement or otherwise. Except as set forth on Schedule 3.18(d), the Company is not currently in any dispute over any terms of any contract or agreement to which the Company and any material licensee, customer or supplier is a party.

3.19 Litigation. Except as set forth in Schedule 3.19, there is no Action (or, to the Company’s knowledge, any basis therefor) pending against, or, to the Company’s knowledge, threatened against or affecting the Company, any of its respective officers or directors, any Principal Shareholder, the Business or any Contract, before any court or arbitrator or any governmental body, agency or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby. There are no outstanding judgments against the Company. The Company is neither now, nor has it been in the past five (5) years, subject to any proceeding with any Authority

3.20 Contracts.

(a) Each Contract to which the Company is a party is a valid and binding agreement, and is in full force and effect, and neither the Company nor, to the Company’s knowledge, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract. The Company has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Contracts, or granted any power of attorney with respect thereto. The Company has given a true and correct fully executed copy of each Contract to Parent.

(b) Schedule 3.20(b) lists each material contract (other than the Charter Documents) of the Company (the “Contracts”), including:

(i) any contract pursuant to which the Company is required to pay, has paid or is entitled to receive or has received an amount in excess of $25,000 during the current fiscal year or any one of the two preceding fiscal years (other than purchase orders for inventory entered into in the ordinary course of business (excluding however any such purchase orders which are open for purchases in excess of $50,000));

(ii) all employment contracts and sales representatives contracts;

(iii) all sales, agency, factoring, commission and distribution contracts;

(iv) all joint venture, strategic alliance, limited liability company and partnership agreements;

(v) all significant documents relating to any acquisitions or dispositions of assets (other than of dispositions of inventory in the ordinary course of business);

(vi) all licensing agreements, including agreements licensing Intellectual Property rights, other than “shrink wrap” licenses;

(vii) all secrecy, confidentiality and nondisclosure agreements restricting the conduct of the Company;

(viii) all contracts relating to patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other Intellectual Property rights;

(ix) all guarantees, terms and conditions, privacy policies, indemnification arrangements and other hold harmless arrangements made or provided by the Company;

(x) all Website hosting contracts or agreements;

(xi) all contracts or agreements with or pertaining to the Company to which any Principal Shareholder or any Affiliate of any Principal Shareholder is a party;

(xii) all agreements relating to real property, including any real property lease, sublease, or space sharing, license or occupancy agreement, whether the Company is granted or granting rights thereunder to occupy or use any premises;

(xiii) all agreements relating to Tangible Assets; and

(xiv) all agreements relating to outstanding Indebtedness.

(c) The Company is in compliance with all material covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness.

3.21 Licenses and Permits. Schedule 3.21 is a complete and correct list of each material license, franchise, permit, order or approval or other similar authorization affecting, or relating in any way to, the Business, together with the name of the government agency or entity issuing the same (the “Permits”). Such Permits are valid and in full force and effect and, assuming the related Company Consents, if any, have been obtained prior to the Closing Date, none of the Permits will, assuming the related Company Consents have been obtained or waived prior to the Closing Date, be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Company has all Permits necessary to operate the Business except for such Permits that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.22 Compliance with Laws. The Company is not in violation of, has not violated, and is not under investigation with respect to, and has not been threatened to be charged with or given notice of any violation or alleged violation of, any Law or Order, nor is there any basis for any such charge.

3.23 Pre-payments. Except as set forth on Schedule 3.23, the Company has not received any payments with respect to any services to be rendered or goods to be provided after the Closing.

3.24 Employees. Schedule 3.24 sets forth a true and complete list of the names, titles, annual salaries or wage rates and other compensation, vacation and fringe benefits, claims under benefit plans that the Company has been made aware of, work permits, visas, resident alien status (if applicable), and office location of all employees of the Company, indicating part-time and full-time employment and all changes in salaries and wage rates per employee since January 1, 2005. Schedule 3.24 sets forth a true and complete list of the names and titles of the directors and officers of the Company as of the date hereof.

3.25 Compliance with Federal, State and Municipal Labor and Employment Laws and Ordinances and Collective Bargaining Agreements. The Company has complied in all material respects with all applicable federal, state and municipal Laws and ordinances relating to employment, labor and collective bargaining. To the Company’s knowledge, neither the Parent nor the Surviving Corporation are required to give notice, make any filing, receive any approval, or take any action whatsoever with respect to any Authority in connection with the transactions contemplated hereby, including but not limited to any labor organization. There is no violation of any federal or state statute or municipal ordinance with respect to the residence of any employee of the Company in the United States or his or her employment by the Company or the Surviving Corporation. No present or former employee, officer or director of the Company has, or will have at the Closing Date, any claim against the Surviving Corporation for any matter including, without limitation, wages, salary, vacation, severance, or sick pay or any other fringe benefit except for the same having accrued in the ordinary course of business from the last payroll period immediately preceding the Closing Date. There is no:

(a) unfair labor practice charge against the Company pending before the National Labor Relations Board or any state or local agency;

(b) pending work stoppage or other material labor relations issues affecting the Company;

(c) material grievance pending having arisen under any collective bargaining agreement to which the Company is a party signatory;

(d) pending question of representation raised by any labor organization with respect to employees of the Company; or

(e) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Company is a party signatory.

In addition: (i) none of the matters specified in clauses (a) through (e) above is threatened against the Company; and (ii) no current union organizing activities have occurred over the last 24 months.

3.26 Employee Benefits.

(a) Each Benefit Plan, in each case as of the date of this Agreement, is listed in Schedule 3.26(a), is and has been maintained in substantial compliance with all applicable laws and has been administered and operated in all material respects in accordance with its terms. For purposes of this Agreement, “Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), any defined benefit pension plan and any other written plan, agreement or arrangement involving direct or indirect compensation, including without limitation insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation, in each case, sponsored, maintained, contributed to or administered by the Company or with respect to which the Company could incur any liability.

(b) Each Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favorable determination letter from the IRS and no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination. No event which constitutes a “reportable event” (as defined in Section 4043(c) of ERISA) for which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation (the “PBGC”) has occurred with respect to any Benefit Plan that is subject to such notice requirement. No Benefit Plan subject to Title IV of ERISA has been terminated or is or has been the subject of termination proceedings pursuant to Title IV of ERISA. All liabilities under each Benefit Plan are funded to at least the minimum level required by law, or if higher, to the level required by the terms governing any such Benefit Plan. No Benefit Plan which is subject to Part 3 of Subtitle B of Title I of ERISA has incurred an “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived. All contributions and payments required under the terms of the Benefit Plans have been timely made or accrued and are fully deductible under Code Section 162, 280G or 404.

(c) Neither the Company nor any other “disqualified person” or “party in interest” (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively), has engaged in any transaction in connection with any Benefit Plan that could reasonably be expected to result in the imposition of any of the following: (i) a penalty pursuant to Section 502(i) of ERISA, (ii) damages pursuant to Section 409 of ERISA, or (3) a tax pursuant to Section 4975(a) of the Code. There are no obligations under any Benefit Plan or other arrangement or agreement providing welfare benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), excluding continuation of health coverage required to be continued under Section 4980B of the Code or Section 601 of ERISA. Each Benefit Plan subject to the requirements of Section 4980B of the Code or Section 601 of ERISA has been operated in substantial compliance therewith.

(d) Other than as disclosed on Schedule 3.26(d), neither the consummation of the transaction contemplated by this Agreement nor any termination of the employment of any Employee will result in or give rise to (i) any obligation of the Company to make any severance, retention, or termination, change of control, or other payments to present or former Employees other than as may be required by law, or (ii) the acceleration of any other rights or benefits provided by the Company to any present or former Employee pursuant to any agreement other than as may be required by law. There are no proceedings or other claims (except claims for benefits payable in the normal operation of the Benefit Plans and proceedings with respect to qualified domestic relations orders) or suits against or involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan. No Benefit Plan or related trust owns any securities in violation of Section 407 of ERISA. With respect to each Benefit Plan which is subject to Title IV of ERISA, pursuant to its most recent actuarial report, on a termination basis, the aggregate present value of the accrued liabilities thereunder did not exceed the aggregate fair market value of the assets allocable thereto.

(e) No Benefit Plan is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) and the Company has not been obligated to contribute to any multiemployer plan. No liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA (other than for PBGC insurance premiums payable in the ordinary course) or Section 412(f) or (n) of the Code, by the Company or any entity required to be aggregated with the Company pursuant to Section 4001(b) of ERISA and/or Section 414 (b), (c), (m) or (o) of the Code (and the regulations promulgated thereunder) with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA).

(f) Other than as disclosed on Schedule 3.26(f), all Benefit Plans that are nonqualified deferred compensation plans for purposes of Code Section 409A have been operated, to the extent applicable, and amended in compliance with the requirements of Code Section 409A, its Treasury Regulations, and any administrative guidance relating thereto.

(g) With respect to each Benefit Plan, the Seller has delivered or caused to be delivered to Purchaser and its counsel true and complete copies of the following documents, as applicable, for each respective Benefit Plan — (i) all Benefit Plan documents, with all amendments thereto; (ii) the current summary plan description with any applicable summaries of material modifications thereto as well as any other material employee or government communications; (iii) all current trust agreements and/or other documents establishing Benefit Plan funding arrangements; (iv) the most recent IRS determination letter and, if a request for such a letter has been filed and is currently pending with the IRS, a copy of such filing; (v) the three most recently prepared IRS Forms 5500; (vi) the three most recently prepared financial statements; and (viii) all material related contracts, including without limitation, insurance contracts, service provider agreements and investment management and investment advisory agreements.

3.27 Employment Matters. Schedule 3.27 sets forth a true and complete list of every employment agreement, commission agreement, of the Company now in effect or under which the Company has or might have any obligation, or any understanding between the Company and any employee concerning the terms of such employee’s employment that do not apply to the Company’s employees generally.

3.28 Tax Matters

(a) Compliance Generally. Except as set forth on Schedule 3.28(a), the Company has (A) duly and timely filed all Tax Returns required to be filed by the Company on or prior to the Effective Time, which Tax Returns are true, correct and complete, and (B) duly and timely paid all Taxes due and payable in respect of all periods up to and including the date which includes the Effective Time or has made adequate provision on its Books and Records and financial statements in accordance with GAAP for any such Tax which is not due on or before such time. Prior to the Closing Date, the Company shall provide Parent and Acquisition Corp. with a schedule which sets forth each Taxing jurisdiction in which the Company has filed or is required to file Tax Returns and whether the Company has filed consolidated, combined, unitary or separate income or franchise Tax Returns with respect to each such jurisdiction and a copy of such Tax Returns as have been requested by Parent and Acquisition Corp. Any Tax Returns filed subsequent thereto were consistent with the Tax Returns furnished to Parent and Acquisition Corp. and did not make, amend or terminate any election with respect to any Tax or change any accounting method, practice or procedure. The Company has complied with all applicable Law relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over and reported all Taxes required to be withheld or collected by the Company.

(b) No Audit. Except as set forth on Schedule 3.28(b), (A) no taxing authority (“Taxing Authority”) has asserted any adjustment that could result in an additional Tax for which the Company is or may be liable or that could result in a Lien on any of its assets which has not been fully paid or adequately provided for on the Company’s balance sheet at Closing (collectively, “Tax Liability”) (B) there is not pending any audit, examination, investigation, dispute, proceeding or claim (collectively, “Proceeding”) relating to any Tax Liability, and to the knowledge of the Principal Shareholders and the Company, no Taxing Authority is contemplating such a Proceeding, (C) no statute of limitations with respect to any Tax has been waived or extended (unless the period to which it has been waived or extended has expired), (D) there is no outstanding power of attorney authorizing anyone to act on behalf of the Company in connection with any Tax Liability, Tax Return or Proceeding relating to any Tax, (E) there is no outstanding closing agreement, ruling request, request to consent to change a method of accounting, subpoena or request for information with or by any Taxing Authority with respect to the Company, its income, assets or business, or any Tax Liability, (F) the Company is not required to include any adjustment under Section 481 of the Code (or any corresponding provision of applicable Law) in income for any period ending after the Closing Date, (G) the Company is not a party to any Tax sharing or Tax allocation agreement, arrangement or understanding, (H) the Company is not and has never been included in any consolidated, combined or unitary Tax Return, (I) all Taxable periods for the assessment or collection of any Tax Liability are closed by agreement or by operation of the normal statute of limitations (without extension) or will close by operation of the normal statute of limitations for such Taxes (in each case determined without regard to any omission, fraud or other special circumstance other than the timely filing of the Tax Return), and (J) no Taxing Authority has ever asserted that the Company should file a Tax Return in a jurisdiction where it does not presently file.

(c) Taxes. The Company is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by the Company by reason of Section 162, 280G or 404 of the Code. The Company is not a “consenting corporation” within the meaning of Section 341(f) of the Code (as in effect prior to the repeal of such provision). All plans or arrangements to which Company is a party that are “nonqualified deferred compensation plans” within the meaning of Code Section 409A(d)(1) satisfy the requirements of Code Sections 409A(a)(2), 409A(a)(3) and 409A(a)(4) and the guidance thereunder and have been operated and administered since January 1, 2005 in good faith compliance with Section 409A of the Code and the applicable guidance thereunder. The Company does not have any “tax-exempt bond financed property” or “tax-exempt use property” within the meaning of Section 168(g) or (h), respectively, of the Code. The Company has not entered into any sale-leaseback or leveraged lease transaction. None of the assets of the Company is required to be treated as being owned by any other person pursuant to the “safe harbor” leasing provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as in effect prior to the repeal of said leasing provisions. The Company has never made or been required to make an election under Section 338 of the Code. During the last two years, the Company has not engaged in any exchange under which gain realized on the exchange was not recognized under Section 1031 of the Code. The Company has not constituted a “distributing corporation” or a “controlled corporation” under Section 355 of the Code in any distribution in the last two years or pursuant to a plan or series of related transactions (within the meaning of Code Section 355(e)) with the transactions contemplated by this Agreement. The Company is not and has never been a “personal holding company” (within the meaning of Code Section 542), a shareholder in a “controlled foreign corporation” (within the meaning of Code Section 957), in a “foreign personal holding company” (within the meaning of Code Section 552), or in a “passive foreign investment company” (within the meaning of Code Section 1297), or an owner in any entity treated as a partnership or disregarded entity for U.S. federal income tax purposes. The Company does not have and has never had a fixed place of business or permanent establishment in any foreign country. The Company has not been a “United States real property holding corporation” (within the meaning of Code Section 897(c)(2)) at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. The Company has not entered into any “reportable transaction” (within the meaning of Treasury Regulations Section 1.6011-4 or any predecessor thereof). In the case of any transaction that could result in a “substantial understatement to income tax” (within the meaning of Code Section 6662(d)) if the claimed Tax treatment were disallowed, the Company has “substantial authority” (within the meaning of Code Section 6662(d)) for the claimed treatment, or in the case of a transaction other than a “tax shelter” (within the meaning of Code Section 6662(d)(2)(C)(ii)), has “adequately disclosed” (within the meaning of Code Section 6662(d)) the relevant facts affecting the tax treatment on its income Tax Return.

(d) Taxes and Tax Return Defined. For purposes of this Agreement, “Tax” shall mean all federal, state, local and foreign tax, charge, fee, levy, deficiency or other assessment of whatever kind or nature (including without limitation, any net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, unemployment, excise, estimated, severance, stamp, occupation, real property, personal property, intangible property, occupancy, recording, minimum, environmental and windfall profits tax), including any liability therefor as a transferee (including without limitation under Section 6901 of the Code or any similar provision of applicable Law), as a result of Treasury Regulation Section 1.1502-6 or, any similar provision of applicable Law, or as a result of any Tax sharing or similar agreement, together with any interest, penalty, addition to tax or additional amount imposed by any federal, state, local or foreign Taxing Authority. For purposes of this Agreement, “Tax Return” includes any return, declaration, report, claim for refund or credit, information return or statement, and any amendment thereto, including without limitation, any consolidated, combined or unitary return or other document (including any related or supporting information or schedule), filed or required to be filed with any federal, state, local or foreign governmental entity or agency in connection with the determination, assessment, collection or payment of Taxes or the administration of any laws, regulations or administrative requirements relating to Taxes or ERISA.

3.29 Fees. Except as set forth on Schedule 3.29, there is no investment banker, broker, finder, restructuring or other intermediary that has been retained by or is authorized to act on behalf of the Company, any Principal Shareholder or any of their respective Affiliates who might be entitled to any fee or commission from either Acquisition Corp., the Surviving Corporation, Parent or any of their Affiliates upon consummation of the transactions contemplated by this Agreement. The amount of any fee owed to any Person listed on Schedule 3.29 is listed opposite such Person’s name.

3.30 Business Operations; Servers.

(a) The Company owns all of its servers and other computer equipment necessary to operate its Business as conducted and as such Business will be conducted as of the Closing.

(b) Parent has been furnished with complete and correct copies of the standard terms and conditions of sale, if any, of each of the products of the Company. Except as set forth on Schedule 3.30(b) or as required by Law, no product manufactured, sold or delivered by the Company is subject to any guaranty, warranty or other indemnity, express or implied, beyond such standard terms and conditions. Any warranty reserve reflected in the Company’s financial statements is in accordance with GAAP.

(c) Except in the ordinary course of business or as set forth on Schedule 3.30(c), the Company neither has entered into, nor has offered to enter into, any written agreement, Contract or other arrangement with respect to the Business pursuant to which the Company is or will be obligated to make any rebates, discounts, promotional allowances or similar payments or arrangements to any customer (“Rebate Obligations”). All Rebate Obligations listed on Schedule 3.30(c) and all ordinary course Rebate Obligations are reflected in the 2006 Financial Statements in accordance with GAAP.

(d) Except as set forth in Schedule 3.30(d), the Company has not experienced any returns of its products since December 31, 2006 other than returns in the ordinary course of business. All product returns listed on Schedule 3.30(d) are reflected on the 2006 Financial Statements in accordance with GAAP.

3.31 Powers of Attorney and Suretyships. The Company does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

3.32 Other Information .  Neither this Agreement, nor any of the documents or other information made available to Parent or its Affiliates, attorneys, accountants, agents or representatives pursuant hereto, or in connection with Parent’s due diligence review of the Business or the transactions contemplated by this Agreement, to the Company’s knowledge, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. The Company has provided Parent with all material information regarding the Business.

3.33 Certain Business Practices. Neither the Company, nor any director, officer, agent or employee of the Company (in their capacities as such) has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Company, nor any director, officer, agent or employee of the Company (nor any Person acting on behalf of any of the foregoing) has, since January 1, 2002, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Company or assist the Company in connection with any actual or proposed transaction, which, if not given could reasonably be expected to have had an adverse effect on the Company, or which, if not continued in the future, could reasonably be expected to adversely affect the business or prospects of the Company that could reasonably be expected to subject the Company to suit or penalty in any private or governmental litigation or proceeding.

3.34 Money Laundering Laws. The operations of the Company have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no Action involving the Company with respect to the Money Laundering Laws is pending or threatened.

3.35 Environmental Matters. Except as disclosed on Schedule 3.35 and for those matters that, individually or in the aggregate, would not have a Material Adverse Effect:

(a) the Company has for the past three (3) years been, and is in, compliance with all applicable Environmental Laws;

(b) the Company has obtained, and is in compliance with, all permits, licenses, authorizations, registrations and other governmental consents required by applicable Environmental Laws (the “Environmental Permits”) and none of such Environmental Permits will be subject to suspension, modification, revocation or non-renewal as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(c) there has been no release at any time of any hazardous substances at, on, or about, under or within any Owned Real Property or Leased Real Property or any real property formerly owned, leased, operated or controlled by the Company or any of its predecessors, in each of the foregoing cases that would reasonably be expected to give rise to any liabilities pursuant to Environmental Laws;

(d) the Company has, within the past three (3) years, received no written claims, notices (including, without limitation, notices that the Company is a potentially responsible person or otherwise liable in connection with any waste disposal or other site containing hazardous substances), civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or threatened that are based on or related to liabilities pursuant to Environmental Laws;

(e) the Company and any of its predecessors have not used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any hazardous substances to any place or location in violation of any Environmental Laws, where the association with any such location would reasonably be expected to give rise to any liabilities pursuant to Environmental Laws; and

(f) the Company has made available to Parent and Acquisition Corp. true and complete copies and results of any material written reports, studies, site assessments, test or monitoring possessed or initiated by the Company pertaining to hazardous substances (i) at, on, about, under or within any (A) Owned Real Property or Leased Real Property or (B) real property formerly owned, leased, operated or controlled by the Company where the Company is or may reasonably be held responsible under Environmental Laws.

3.36 Related Party Transactions. Except as disclosed on Schedule 3.36, no current or former shareholder, director, officer or employee (or any consultant or independent contractor performing functions normally associated with employees) of the Company, or any current or former Affiliate of any of the foregoing Persons or of the Company is presently, or since January 1, 2004 has been, directly or indirectly through such Person’s affiliation with any other Person, a party to any Contract or transaction with the Company, other than in the case of such Person, employment contracts as set forth in Schedule 3.27 or stock option grant or similar agreements disclosed on Schedule 3.26.

3.37 Insurance. Schedule 3.37 sets forth a complete and correct list of each insurance policy that is currently in effect which is presently owned or held by the Company, insuring the products, physical properties, assets, business, operations, employees, or directors and officers of the Company, which insurance policies are in such amounts, with such deductibles and against such risks and losses as are, in the Company’s judgment, reasonable for the business conducted. As of the date hereof, all premiums due on such policies have been paid and no notice of cancellation or termination or intent to cancel, in each case which has not been rescinded, has been received in writing by the Company with respect to any such insurance policy. The Company is not in material default under such insurance policies.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDERS

Each Principal Shareholder, severally and not jointly, represents to Parent and Acquisition Corp., as of the date hereof and as of the Closing Date (except as otherwise expressly stated) that:

4.1 Ownership of Stock; Authority.

(a) Each Principal Shareholder has good and marketable title to the Principal Shareholder’s Securities, free and clear of any and all Liens.

(b) Each Principal Shareholder has full legal capacity, power and authority to execute and deliver this Agreement and the Additional Agreements to which such Principal Shareholder is named as a party, to perform such Principal Shareholder’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and the Additional Agreements to which each Principal Shareholder is named as a party have been, or at Closing will be, duly executed and delivered by each Principal Shareholder and are, or upon their execution and delivery will be, valid and legally binding obligations of each Principal Shareholder, enforceable against each Principal Shareholder in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, or (ii) rules of law governing specific performance, injunctive relief or other equitable remedies.

(c) Neither the execution and delivery by such Principal Shareholder of any or all of the Agreements and the Additional Agreements to which such Principal Shareholder is a party, nor the consummation by such Principal Shareholder of the transaction contemplated hereby and thereby, will (i) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, or require any notice, consent or waiver under, any instrument, contract, agreement or arrangement to which such Principal Shareholder is a party or by which such Principal Shareholder is bound, or (ii) result in the imposition of any Lien upon the Principal Shareholder’s Securities owned by such Principal Shareholder.

4.2 Approvals. Except as contemplated by this Agreement, no consent, approval, waiver, authorization or novation is required to be obtained by such Principal Shareholder from, and no notice or filing is required to be given by such Principal Shareholder to or made by any Principal Shareholder with, any Authority or other Person in connection with the execution, delivery and performance by such Principal Shareholder of this Agreement and each of the Additional Agreements.

4.3 Non-Contravention. The execution, delivery and performance by such Principal Shareholder of this Agreement and each of the Additional Agreements, and the consummation of the transaction, do not and will not (a) violate any provision of the certificate of incorporation, bylaws or other organizational documents of such Principal Shareholder if it is not a natural person, or (b) violate or result in a breach of or constitute a default under any Law, judgment, injunction, Order, decree or other restriction of any Authority to which such Principal Shareholder, or the Principal Shareholder’s Securities owned by such Principal Shareholder, is subject.

4.4 Litigation and Claims. There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or disclosed investigation pending or threatened against such Principal Shareholder and such Principal Shareholder is not subject to any Order, writ, judgment, award, injunction or decree of any Authority of competent jurisdiction or any arbitrator that would prevent consummation of the transaction or materially impair the ability of such Principal Shareholder to perform its obligations hereunder.

4.5 Investment Representations.

(a) Each Principal Shareholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Reg D”) promulgated under the Securities Act of 1933 as amended (the “Act”). Each Principal Shareholder acknowledges that Parent has the right to require evidence of such Principal Shareholder’s status as an accredited investor, if necessary.

(b) Each Principal Shareholder acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities, or has employed the services of an investment advisory, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and each Principal Shareholder represents that she, he or it, as the case may be, understands the highly speculative nature of an investment in the Parent securities which may result in the loss of the total amount of such investment.

(c) Each Principal Shareholder has adequate means of providing for such Principal Shareholder’s current needs and possible personal contingencies, and each Principal Shareholder has no need, and anticipates no need in the foreseeable future, for liquidity in such Principal Shareholder’s investment in the Parent Common Stock. Each Principal Shareholder is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, each Principal Shareholder is able to hold the Parent Common Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.

(d) No Principal Shareholder has made an overall commitment to investments which are not readily marketable that are disproportionate to such Principal Shareholder’s net worth, and such Principal Shareholder’s investment in the Parent Common Stock will not cause such overall commitment to become excessive.

(e) Except as otherwise set forth in Article V, Parent has not and is not making any representations or warranties to the Principal Shareholders or providing any advice or information to the Principal Shareholders. Each Principal Shareholder acknowledges that it has retained its own professional advisors to evaluate the tax and other consequences of an investment in the Parent Common Stock.

(f) The Parent Common Stock will be received by each Principal Shareholder for the Principal Shareholder’s own account for investment and not for distribution or resale to others.

4.6 Tax. Neither the Principal Shareholders nor the Company will be required to pay any transfer Taxes to any Authority with respect to any transaction contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company and each Principal Shareholder, as of the date hereof and as of the Closing Date (except as otherwise expressly stated) that:

5.1 Due Incorporation. Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Except as set forth on Schedule 5.1, the Parent is not qualified to do business as a foreign corporation in any jurisdiction, and there is no jurisdiction in which the character of the property owned or leased by the Parent or the nature of its activities make qualification of the Parent in any such jurisdiction necessary, except where the failure to so qualify would have a Material Adverse Effect. Acquisition Corp. is a corporation duly organized, validly existing and in good standing under the Laws of the State of Washington. Parent has all requisite power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own, lease, and operate its assets, properties and businesses and to carry on its business as now conducted on the date hereof. Acquisition Corp. has not conducted any business to date and has only engaged in certain activities relating to its organization. Parent has not adopted any plan, or made any agreement in respect of any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution or liquidation, except as explicitly set forth in this Agreement.

5.2 Corporate Authorization. Except for a vote of the stockholders of Parent to approve the transaction contemplated by this Agreement, and provided that any amendments to Parent’s certificate of incorporation as required by the transactions contemplated hereby are made, the execution, delivery and performance by Parent and Acquisition Corp. of this Agreement and each of the other Additional Agreements to which it is a party and the consummation by Parent and Acquisition Corp. of the transactions contemplated hereby and thereby are within the corporate powers of Parent and Acquisition Corp. and have been duly authorized by all necessary corporate action on the part of Parent and Acquisition Corp. This Agreement constitutes, and upon their execution and delivery, each of the Additional Agreements will constitute, the valid and legally binding agreement of Parent or Acquisition Corp., as applicable, enforceable against each in accordance with their respective terms.

5.3 Governmental Authorization. None of the execution, delivery or performance by Parent or Acquisition Corp. of this Agreement or any Additional Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority by Parent or Acquisition Corp., except for the filing of a proxy statement and a proxy card with the SEC and a registration statement upon exercise of the Company Shareholders of their registration rights pursuant to the terms of this Agreement, and (c) for the filing of the Certificate of Merger with the Washington Secretary of State in accordance with the Washington Business Corporation Act as provided for in Section 2.1(g).

5.4 No Violation. Provided that Parent presents to its stockholders any amendments to Parent’s certificate of incorporation as required by the transactions contemplated hereby and such stockholders approve such amendments and such amendments are made, neither the execution and delivery of this Agreement or any Additional Agreement to be executed by Parent or Acquisition Corp. hereunder nor the consummation of the transactions contemplated herein and therein will (a) violate any provision of Parent’s or Acquisition Corp.’s certificate of incorporation, by-laws or other charter documents; (b) violate any Laws or Orders to which either Parent or Acquisition Corp. or their property is subject, or (c) violate the provisions of any material agreement or other material instrument binding upon or benefiting Parent or Acquisition Corp.

5.5 Consents. Except for a vote of the stockholders of the Parent to approve any amendments to Parent’s certificate of incorporation as required by the transactions contemplated by this Agreement, and provided that any amendments to Parent’s certificate of incorporation as required by the transactions contemplated hereby are made, there are no agreements, commitments, arrangements, contracts or other instruments binding upon Parent or Acquisition Corp. or any of their properties requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby.

5.6 Litigation. There is no action, suit, investigation, hearing or proceeding pending against, or to the best knowledge of Parent, threatened against or affecting, Parent, any of its officers or directors, or the business of Parent, before any court or arbitrator or any governmental body, agency or official which if adversely determined against Parent, has or could reasonably be expected to have a Material Adverse Effect on the business, assets, condition (financial or otherwise), liabilities, results or operations or prospects of Parent, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby. There are no outstanding judgments against Parent.

5.7 Issuance of Parent Common Stock. The Parent Common Stock, when issued in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

5.8 Fees. Except as set forth on Schedule 5.8, there is no investment banker, broker, finder, restructuring or other intermediary that has been retained by or is authorized to act on behalf of the Parent or Acquisition Corp. or any of their respective Affiliates who might be entitled to any fee or commission from either Acquisition Corp., the Surviving Corporation, Parent or any of its Affiliates upon consummation of the transactions contemplated by this Agreement. The amount of any fee owed to any Person listed on Schedule 5.8 is listed opposite such Person’s name.

5.9 Charter Documents; Legality. Parent has previously delivered to the Company true and complete copies of its certificate of incorporation and by-laws (the “Parent Charter Documents”), as in effect or constituted on the date hereof. Provided that Parent presents the transactions contemplated by this Agreement to its stockholders for approval and such stockholders approve the transaction and any amendments to Parent’s certificate of incorporation as required by the transactions contemplated hereby are made, the execution, delivery, and performance by Parent and Acquisition Corp. of this Agreement and any Additional Agreement to which Parent or Acquisition Corp. is to be a party has not violated and will not violate, and the consummation by Parent or Acquisition Corp. of the transactions contemplated hereby or thereby will not violate, any of the Parent Charter Documents or any Law.

5.10 Capitalization and Ownership of the Parent. Schedule 5.10 sets forth, with respect to the Parent, (i) Parent’s authorized capital, (ii) the number of Parent’s securities that are outstanding, and (iii) the number of securities convertible into or exercisable or exchangeable for Parent’s securities. Except as set forth in the Exchange Act Filings, and except for any issuance or grant of any right to acquire any securities of Parent totaling up to 20,000 stock options in the aggregate to purchase Parent Common Stock between the date hereof and the Closing Date, there is no Contract that requires or under any circumstance would require Parent to issue, or grant any right to acquire, any securities of Parent, or any security or instrument exercisable or exchangeable for or convertible into, the capital stock or membership interest of Parent or to merge, consolidate, dissolve, liquidate, restructure, or recapitalize Parent.

5.11 Financial Statements.

(a) Parent has filed with the SEC true and correct copies of the audited balance sheets of Parent and its subsidiaries as of December 31, 2006, and the related statements of operations, comprehensive loss and stockholders’ equity and cash flows for the year then ended, including footnotes thereto, audited by Amper, Politziner & Mattia, P.C., independent registered public accountants and an interim balance sheet of Parent as of September 30, 2007, and the related consolidated statements of operations, comprehensive loss and stockholders’ equity and cash flows for the year then ended, including footnotes thereto, (the “Parent Financial Statements”). The Parent Financial Statements (i) were prepared in accordance with GAAP; (ii) fairly and accurately present the Parent’s financial condition and the results of its operations as of their respective dates and for the periods then ended, in all material respects; (iii) contain and reflect all necessary adjustments and accruals for a fair presentation of Parent’s financial condition as of their dates, in all material respects; and (iv) contain and reflect adequate provisions for all reasonably anticipated liabilities for all material income, property, sales, payroll or other Taxes applicable to Parent with respect to the periods then ended. Parent has heretofore delivered to the Company complete and accurate copies of all “management letters” received by it from Parent’s accountants and all responses during the last three (3) years by lawyers engaged by Parent to inquiries from Parent’s accountant or any predecessor accountants.

(b) Except as specifically disclosed or as reflected in the Exchange Act Filings, reflected or fully reserved against in the Parent Financial Statements and for liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since the date of the Parent Financial Statements, there are no liabilities, debts or obligations of any nature (whether accrued, absolute, contingent, liquidated or unliquidated, unasserted or otherwise) relating to Parent. All debts and liabilities, fixed or contingent, which should be included under GAAP on an accrual basis on the Parent Financial Statements are included therein.

5.12 Other Information. Neither this Agreement nor any of the documents filed by Parent with the SEC, nor any other documents or other information made available to the Company, the Principal Shareholders or their Affiliates, attorneys, accountants, agents or representatives pursuant hereto or in connection with the Company’s and the Principal Shareholders’ due diligence review of the business of Parent or the transactions contemplated by this Agreement, to Parent’s knowledge, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. To the best knowledge of Parent, Parent has provided the Company with all material information regarding its business.

5.13 Compliance with Laws. Parent is not in violation of, has not violated, and to the knowledge of Parent, is not under investigation with respect to nor has been threatened to be charged with or given notice of, any violation or alleged violation of, any Law or Order, nor is there any basis for any such charge.

5.14 Money Laundering Laws. The operations of Parent are and have been conducted at all times in compliance with Money Laundering Laws and no Action involving Parent with respect to the Money Laundering Laws is pending or, to the knowledge of Parent, threatened.

5.15 Ownership of Parent Securities. Upon issuance and delivery of the Parent Common Stock to each Company Shareholder pursuant to this Agreement against payment of the consideration therefor, the Parent Common Stock will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens, other than (i) restrictions arising from applicable securities laws, and (ii) any Lien created by or through such Company Shareholder. The issuance and sale of the Parent Common Stock pursuant hereto will neither be subject to nor give rise to any preemptive rights or rights of first refusal.

5.16 Acquisition Corp. Acquisition Corp. was incorporated in the State of Washington on November 20, 2007. Acquisition Corp. has no liabilities, debts or obligations of any nature (whether accrued, absolute, contingent, liquidated or unliquidated, unasserted or otherwise) except those incurred in connection with this Agreement and all of the transactions contemplated hereby.

5.17 Reorganization. Acquisition Corp. was formed for the purposes of engaging in the Merger and to date has not engaged in any business other than activities related to the Merger. To the knowledge of Parent and Acquisition Corp., neither Parent nor Acquisition Corp. has taken any action that would adversely affect the qualification of the Merger as a reorganization under Section 368(a) of the Code.

5.18 Absence of Certain Changes

(a) Except as set forth in Schedule 5.18(a), since December 31, 2006, Parent has conducted its business in the ordinary course of business consistent with past practices, and with respect to Parent there has not been:

(i) any Material Adverse Change or any event, occurrence, development or state of circumstances or facts which could reasonably be expected to result individually or in the aggregate in a Material Adverse Effect on Parent’s ability to consummate the transactions contemplated herein or upon the value to the Company of the transactions contemplated hereby;

(ii) any transaction, contract, agreement or other instrument entered into, or commitment made, by Parent relating to its business or any relinquishment by Parent of any Parent Contract or other right, in either case other than transactions and commitments in the ordinary course of business consistent in all respects, including kind and amount, with past practices and those contemplated hereby;

(iii) any increase of bonus, salary or other compensation outside of the ordinary course of business consistent with past practice, except that the Company and each Principal Shareholder acknowledges that Parent will provide each full-time employee in its Woodbury, New York office at the time of the Merger with two months of severance in the event that such employee is terminated by Parent other than for cause within one year of the Merger;

(iv) any capital expenditure except in the ordinary course of business consistent with past practice;

(v) any sale, lease, license or other disposition of any of its assets except (A) pursuant to existing Parent Contracts or commitments disclosed herein and (B) sales of products or inventory in the ordinary course of business consistent with past practice;

(vi) acceptance of any returns except in the ordinary course of business, consistent with past practice;

(vii) any default under any term or provision of any Parent Contract;

(viii) an increase in the amount of Indebtedness;

(ix) the incurrence of Liens on any of its assets;

(x) any loss of a license required to conduct its business;

(xi) any failure to obtain any required bonds in connection with a contract or proposed contract;

(xii) any loss in the ability to enter into contracts with any Authorities with which it currently engages in business or with which it engaged in business in the last three (3) years;

(xiii) any damage, destruction or loss of property related to any of its assets not covered by insurance;

(xiv) any delay, acceleration or cancellation of any receivables or indebtedness owed to it or write-off or additional reserves made with respect to the same;

(xv) any merger or consolidation with or acquisition of any other Person;

(xvi) the lapse of any insurance policy protecting its assets;

(xvii) any change in its accounting principles or methods or write down of the value of any inventory or assets;

(xviii) any change in location where it conducts business;

(xix) any extension of any loans other than travel or other expense advances to employees in the ordinary course of business consistent with past practice;

(xx) any increase or reduction in the prices of products sold except in the ordinary course of business consistent with past practice;

(xxi) any agreement to change any practices or terms, including payment terms, with respect to customers or suppliers;

(xxii) any change in hiring practices for employees, consultants or advisors;

(xxiii) any dividend or distribution to its shareholders; or

(xxiv) any agreement to do any of the foregoing.

(b) Except as set forth on Schedule 5.18(b), since December 31, 2006, through and including the Closing Date, the Parent has neither taken any action nor has had any event occur which would have violated any covenants of the Parent set forth in Section 8.1 hereof.

ARTICLE VI

COVENANTS OF THE COMPANY AND EACH PRINCIPAL SHAREHOLDER PENDING CLOSING

The Company and each Principal Shareholder covenants and agrees that:

6.1 Conduct of the Business. From the date hereof through the Closing Date, the Company shall conduct the Business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, and shall not enter into any material transactions without the prior written consent of Parent, and use its commercially reasonable efforts to preserve intact the Company’s business relationships with employees, suppliers, customers and other third parties. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, without Parent’s prior written consent which shall not be unreasonably withheld, the Company shall not:

(a) except in the ordinary course of business, amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any Contract (including contracts described in clause (b) below), or any other right or asset;

(b) except as contemplated by this Agreement, enter into any contract, agreement, lease, license or commitment, which (i) is with respect to real property, (ii) except in the ordinary course of business, extends for a term of one year or more or (iii) obligates the payment of more than $25,000 (individually or in the aggregate);

(c) make any capital expenditures in excess of $200,000 (individually or in the aggregate);

(d) sell, lease, license or otherwise dispose of any assets or assets covered by any Contract except (i) pursuant to existing contracts or commitments disclosed herein and (ii) sales of inventory in the ordinary course consistent with past practice;

(e) pay, declare or promise to pay any dividends or other distributions with respect to its capital stock, or pay, declare or promise to pay any other payments to any Company Shareholder or any Affiliate of the Company in excess of $1,000,000;

(f) authorize any salary increase of more than 10% for any employee making an annual salary of greater than $50,000 or in excess of $5,000 in the aggregate on an annual basis or change the bonus or profit sharing policies of the Company;

(g) except for Indebtedness listed on Schedule 6.1(g) obtain or suffer to exist any Indebtedness in excess of $50,000 in the aggregate;

(h) suffer or incur any Lien on any asset except for Liens as set forth on Schedule 3.15(b);

(i) suffer any material damage, destruction or loss of property related to any assets that is not covered by insurance;

(j) delay, accelerate or cancel any receivables or Indebtedness or write-off or make further reserves against the same, except in the ordinary course of business;

(k) merge or consolidate with or acquire any other Person or be acquired by any other Person, except as explicitly set forth in this Agreement;

(l) suffer any insurance policy protecting assets to lapse;

(m) make any change in its accounting principles or methods or write down the value of any inventory or assets;

(n) change the place of business of the Company;

(o) extend any loans to any Person, other than travel or other expense advances to employees in the ordinary course of business;

(p) issue, redeem or repurchase any shares of its capital stock;

(q) effect or agree to any changes in shipping practices, terms or rates;

(r) reduce the prices of products sold from inventory for customers except in the ordinary course of business;

(s) effect or agree to any change in any practices or terms, including payment terms, with respect to customers or suppliers;

(t) permit any Permit or bond to lapse;

(u) engage in any activity that would prevent the Company from being able to obtain bonds in connection with the Business;

(v) make or rescind any election related to Taxes, file any amended income Tax Return or make any changes in its methods of Tax accounting; or

(w) agree to do any of the foregoing.

The Company will not (i) take or agree to take any action that might make any representation or warranty of the Company hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

6.2 Access to Information.

(a) From the date hereof until and including the Closing Date, the Company shall (a) provide Parent, its counsel and other representatives full access to the offices, properties, Books and Records of the Company, (b) furnish to Parent, its counsel and other representatives such information relating to the Business as such Persons may request and (c) cause the employees, counsel, accountants and representatives of the Company to cooperate with Parent in its investigation of the Business; provided that no investigation pursuant to this Section 6.2 (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company or the Principal Shareholders.

6.3 Notices of Certain Events. The Company shall promptly notify Parent of:

(a) Any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any claims or causes of action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of the Company to any such Person;

(b) any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement;

(c) any actions, suits, claims, investigations or proceedings commenced or threatened against, relating to or involving or otherwise affecting the Company, or the Business or that relate to the consummation of the transactions contemplated by this Agreement; and

(d) the occurrence of any fact or circumstance which might make any representation made hereunder by the Company and/or any Principal Shareholder false in any respect or result in the omission or the failure to state a material fact.

6.4 SEC Filings.

(a) The Company and the Principal Shareholders acknowledge that:

(i) Parent’s stockholders must approve an amendment to its certificate of incorporation in connection with the transactions contemplated by this Agreement prior to the transactions contemplated hereby being consummated and that, in connection with such approval, Parent must call a special meeting of its stockholders requiring Parent to prepare and file with the SEC a proxy statement and proxy card;

(ii) Parent will be required to file with the SEC quarterly and annual reports that may be required to contain information about the transactions contemplated by this Agreement; and

(iii) Parent will be required to file current reports on Form 8-K with the SEC to announce the transactions contemplated hereby and other significant events that may occur in connection with such transactions.

(b) In connection with any filing Parent makes with the SEC that requires information about the transactions contemplated by this Agreement to be included, the Company and the Principal Shareholders will, in connection with the disclosure included in any such filing or the responses provided to the SEC in connection with the SEC’s comments to a filing, use their best efforts to (i) cooperate with Parent, (ii) respond to questions about the Company or the Principal Shareholders required in any filing or requested by the SEC, and (iii) provide any information requested by Parent or Parent’s representatives required by Law to be included in any filing with the SEC.

6.5 Investment Representations. Each holder of Company Common Stock, as applicable, will make the representations in either Section 6.5(a) or 4.5(b):

(a) Accredited Investor

(i) Such Person is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Reg. D”) promulgated under the Act. Such Person acknowledges that Parent has the right to require evidence of such Person’s status as an accredited investor, if necessary.

(ii) Such Person acknowledges that such Person has prior investment experience, including investments in non-listed and non-registered securities, or has employed the services of an investment advisory, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and such Person represents that such Person understands the highly speculative nature of an investment in Parent securities which may result in the loss of the total amount of such investment.

(iii) Such Person has adequate means of providing for such Person’s current needs and possible personal contingencies, and each Person has no need, and anticipates no need in the foreseeable future, for liquidity in such Person’s investment in the Parent Common Stock. Such Person is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, each Person is able to hold the Parent securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.

(iv) Such Person has not made an overall commitment to investments which are not readily marketable that are disproportionate to such Person’s net worth, and such Person’s investment in the Parent securities will not cause such overall commitment to become excessive.

(v) Such Person acknowledges that this offering of Parent securities has not been reviewed by the SEC because this is intended to be a non-public offering pursuant to Section 4(2) of the Act and Rule 506 under Regulation D of the Act. Each Person acknowledges that it is not acquiring the Parent securities as a result of any general solicitation or advertising. The Parent securities will be received by each Person for such Person’s own account, for investment and not for distribution or resale to others.

(vi) Except as otherwise set forth in Article V, Parent has not and is not making any representations or warranties to such Persons or providing any advice or information to such Persons.

(vii) Such Person understands and consents to the placement of a legend on any certificate or other document evidencing Parent securities stating that such Parent securities has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. Each certificate evidencing the shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of the Parent securities:

THE ______________ REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE __________ (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

(b) Non-accredited Investor

(i) Such Person acknowledges that such Person has prior investment experience, including investments in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and such Person represents that such Person understands the highly speculative nature of an investment in Parent securities which may result in the loss of the total amount of such investment.

(ii) Such Person has adequate means of providing for such Person’s current needs and possible personal contingencies, and each Person has no need, and anticipates no need in the foreseeable future, for liquidity in such Person’s investment in the Parent securities. Such Person is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, each Person is able to hold the Parent securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.

(iii) Such Person has not made an overall commitment to investments which are not readily marketable that are disproportionate to such Person’s net worth, and such Person’s investment in the Parent securities will not cause such overall commitment to become excessive.

(iv) Parent has made available to such Person a copy of its (i) Annual Report on Form 10-K for the year ended December 31, 2006, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, and (iii) the proxy statement distributed to the Parent’s stockholders in connection with the Special Meeting of Company Stockholders to be held in connection with the approval of the transactions contemplated by this Agreement.

(v) Such Person had the opportunity to (a) ask questions and receive answers from the management of the Parent concerning the Parent and an investment in the Parent’s securities, and (b) obtain additional information as necessary to verify the accuracy of the information furnished to such Person by the Parent.

(vi) Except as otherwise set forth in Article V, Parent has not and is not making any representations or warranties to such Persons or providing any advice or information to such Persons.

(vii) Such Person acknowledges that this offering of Parent securities has not been reviewed by the SEC because this is intended to be a non-public offering pursuant to Section 4(2) of the Act and Rule 506 under Regulation D of the Act. Each Person acknowledges that it is not acquiring the Parent securities as a result of any general solicitation or advertising. The Parent securities will be received by each Person for such Person’s own account, for investment and not for distribution or resale to others.

(viii) Such Person understands and consents to the placement of a legend on any certificate or other document evidencing Parent securities stating that such Parent securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. Each certificate evidencing the shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of the Parent securities:

THE __________ REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE __________ (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

ARTICLE VII

COVENANTS OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS

The Company and each of the Principal Shareholders, severally but not jointly, covenant and agree that:

7.1 Confidentiality. Except as otherwise required by Law, no Principal Shareholder shall, without the prior written consent of Parent, or a person authorized thereby, disclose to any other Person or use (whether for the account of any Principal Shareholder or any other party) any confidential information or proprietary work product of Parent, Acquisition Corp., the Company or any client of Parent, Acquisition Corp. or the Company. In the event the Company or any Principal Shareholder believes that it is required to disclose any such confidential information pursuant to applicable Laws, the Company or such Principal Shareholder shall give timely written notice to Parent so that Parent may have an opportunity to obtain a protective order or other appropriate relief. The Company and all Principal Shareholders shall cooperate fully in any such action by Parent.

7.2 Non-Solicitation.

(a) The Principal Shareholders and their Affiliates may not, during the period beginning on the date of this Agreement and ending on the Closing Date (the “Restriction Period”), directly or indirectly through any other individual, person or entity, employ, solicit or induce any individual who is, or was at any time during the period beginning on or after December 31, 2006 and through and after, the Closing Date, an employee or consultant of the Parent to terminate or refrain from renewing or extending his or her employment by or consulting relationship with the Parent or to become employed by or enter into a consulting relationship with any of the Principal Shareholders or any of their Affiliates or any other individual, person or entity.

(b) The Principal Shareholders and their Affiliates may not, during the Restriction Period, directly or indirectly through any other individual, person or entity, solicit, persuade or induce any Customer or supplier to terminate, reduce or refrain from renewing or extending his, her or its contractual or other relationship with Parent or to become a customer or supplier of or enter into any contractual or other relationship with any of the Principal Shareholders or any of their Affiliates or any other individual, person or entity, directly or indirectly, in regard to the sale of products or services similar or identical to those manufactured, marketed, purchased or sold by Parent as of the date of the Agreement. For purposes hereof, “Customer” means any individual, person or entity which is or was at any point in time during the two (2) year period prior to the Closing Date a customer of Parent.

7.3 Non-Competition. During the Restriction Period, neither the Principal Shareholders nor any of their Affiliates shall (except on behalf of the Company or any of its Affiliates, if any, with respect to any Principal Shareholder who continues to be employed by the Company) directly or indirectly, in his, her and its own capacity or through one or more Affiliates, whether as owner, consultant, executive, partner, member, manager, officer, director, venturer, or agent, or through stock ownership, investment of capital, lending of money or property, or rendering of services, or otherwise, engage in the Business; provided, that each Principal Shareholder may own not more than 3% of the outstanding shares of a company engaged in such Business if such shares are listed on a national securities exchange.

7.4 Reporting and Compliance With Law. From the date hereof through the Closing Date, the Company shall duly and timely file all Tax Returns required to be filed with Authorities, pay or accrue on its Books and Records and financial statements any and all Taxes required by any Authority (except those Taxes contested in good faith), and duly observe and conform, in all material respects, to all applicable Laws and Orders.

7.5 Injunctive Relief. If one or more of the Principal Shareholders breaches, or threatens to commit a breach of, any of the covenants set forth in this ARTICLE VII or Section 15.4 (the “Restrictive Covenants”), Parent shall have the following rights and remedies, which shall be in addition to, and not in lieu of, any other rights and remedies available to Parent by agreement (including those set forth in Section 12.1 hereof), under law or in equity:

(a) The right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, all without the need to post a bond or any other security or to prove any amount of actual damage or that money damages would not provide an adequate remedy, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Parent and that monetary damages will not provide adequate remedy to Parent; and

(b) The right and remedy to require such breaching Principal Shareholder(s): (i) to account for and pay over to Parent all compensation, profits, monies, accruals, increments or other benefits derived or received by the Company or any associated party as the result of any such breach; and (ii) to indemnify Parent against any other losses, damages (including special and consequential damages), costs and expenses, including actual attorneys fees and court costs, which may be incurred by it and which result from or arise out of any such breach or threatened breach.

7.6 Audited Financial Statements. The Company shall use its commercially reasonable best efforts to provide audited 2006 Financial Statements of the Company to Parent within two weeks of the date of this agreement. For each day that the Company is unable to deliver such financial statements after such two-week period, the parties shall adjust the Outside Closing Date (as such term is later defined) and any other dates set forth in Section 14.1(b) by the same number of days.

ARTICLE VIII

COVENANTS OF PARENT PENDING CLOSING

Parent covenants and agrees that:

8.1 Conduct of the Business. From the date hereof through the Closing Date, Parent shall conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, and shall not enter into any material transactions without the prior written consent of Principal Shareholders, and use its commercially reasonable efforts to preserve intact the Parent’s business relationships with employees, suppliers, customers and other third parties. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, without the Principal Shareholders prior written consent which shall not be unreasonably withheld, the Company shall not:

(a) except in the ordinary course of business, amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any Parent Contract (including contracts described in clause (b) below), or any other right or asset;

(b) except as contemplated by this Agreement, enter into any contract, agreement, lease, license or commitment, which (i) is with respect to real property, (ii) except in the ordinary course of business, extends for a term of one year or more or (iii) obligates the payment of more than $200,000 (individually or in the aggregate);

(c) make any capital expenditures in excess of $200,000 (individually or in the aggregate);

(d) sell, lease, license or otherwise dispose of any assets or assets covered by any Parent Contract except (i) pursuant to existing contracts or commitments disclosed herein and (ii) sales of inventory in the ordinary course consistent with past practice;

(e) pay, declare or promise to pay any dividends or other distributions with respect to its capital stock, or pay, declare or promise to pay any other payments to any shareholder or any Affiliate of the Parent in excess of $1,000,000;

(f) authorize any salary increase of more than 10% for any employee making an annual salary of greater than $50,000 or in excess of $5,000 in the aggregate on an annual basis or change the bonus or profit sharing policies of the Parent;

(g) obtain or suffer to exist any Indebtedness in excess of $50,000 in the aggregate;

(h) suffer or incur any Lien on any asset;

(i) suffer any material damage, destruction or loss of property related to any assets that is not covered by insurance;

(j) delay, accelerate or cancel any receivables or Indebtedness or write-off or make further reserves against the same, except in the ordinary course of business;

(k) merge or consolidate with or acquire any other Person or be acquired by any other Person, except as explicitly set forth in this Agreement;

(l) suffer any insurance policy protecting assets to lapse;

(m) make any change in its accounting principles or methods or write down the value of any inventory or assets;

(n) change the place of business of the Parent;

(o) extend any loans to any Person, other than travel or other expense advances to employees in the ordinary course of business;

(p) issue, redeem or repurchase any shares of its capital stock;

(q) effect or agree to any changes in shipping practices, terms or rates;

(r) reduce the prices of products sold from inventory for customers except in the ordinary course of business;

(s) effect or agree to any change in any practices or terms, including payment terms, with respect to customers or suppliers;

(t) permit any Permit or bond to lapse;

(u) engage in any activity that would prevent the Parent from being able to obtain bonds in connection with the business;

(v) make or rescind any election related to Taxes, file any amended income Tax Return or make any changes in its methods of Tax accounting; or

(w) agree to do any of the foregoing.

The Parent will not (i) take or agree to take any action that might make any representation or warranty of the Parent hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

8.2 Access to Information.

(a) From the date hereof until and including the Closing Date, the Parent shall (a) provide the Company and the Principal Shareholders and their respective counsel and other representatives full access to the offices, properties, Books and Records of the Parent, (b) furnish to Company and the Principal Shareholders and their respective counsel and other representatives such information relating to the business of the Parent as such Persons may request and (c) cause the employees, counsel, accountants and representatives of the Parent to cooperate with the Company and the Principal Shareholders in their investigation of the Parent’s business; provided that no investigation pursuant to this Section 8.2 (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Parent.

ARTICLE IX

COVENANTS OF ALL PARTIES HERETO

Each party hereto, as applicable, covenants and agrees that:

9.1 Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and in the case of the Company and each Principal Shareholder as reasonably requested by Parent, to consummate and implement expeditiously the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

9.2 Confidentiality of Transaction. Any information (except as contemplated by Section 6.4, and except for publicly available or freely usable material obtained from another source) in respect of any party or its Affiliates will be kept in strict confidence by all other parties to this Agreement and their agents. Except as required by Law, neither the Company, any Company Shareholder, nor any of their respective Affiliates, directors, officers, employees or agents will disclose the terms of the transactions contemplated hereunder at any time, from the date hereof until the Closing Date, except as necessary to their attorneys, accountants and professional advisors, in which instance such persons and any employees or agents of the Company shall be advised of the confidential nature of the terms of the transaction and shall themselves be required by the Company to keep such information confidential. Except as required by Law, each party shall retain all information obtained from all other parties and their attorneys, accountants and professional advisors on a confidential basis except as necessary to their attorneys, accountants and professional advisors, in which instance such persons and any employees or agents of such party shall be advised of the confidential nature of the terms of the transaction and shall themselves be required by such party to keep such information confidential. In the event that the transactions contemplated hereby are not completed, the parties shall return to the relevant party any information received or shall certify, in writing, that all such materials or copies of such materials have been destroyed.

9.3 Best Efforts to Obtain Consents. The Company hereby agrees to use its commercially reasonable best efforts to obtain each respective Company Consent as promptly as practicable hereafter.

9.4 No Additional Derivative Securities. Each of the Company and Parent agrees not to issue additional derivative securities to purchase any of their respective securities after the date of this Agreement until the Closing Date, except that each company may issue derivative securities to purchase up to 20,000 shares of its common stock.

9.5 Tax Matters.

(a) The Parent shall prepare or cause to be prepared and file or cause to be filed on a timely basis all Tax Returns with respect to the Company for taxable periods ending on or prior to the date that includes the Effective Time. Such Tax Returns shall be true, correct and complete, shall be prepared on a basis consistent with similar Tax Returns for the immediately preceding periods and shall not make, amend, revoke or terminate any election or change any accounting practice or procedure. Parent shall give a copy of each such Tax Return to the Principal Shareholders with sufficient time for their review and comment prior to filing. The Parent shall pay the Taxes shown due and owing on such Tax Returns.

(b) To the extent permitted by applicable law, the parties shall elect to treat the period that includes the Effective Time with respect to any Tax as ending on the date that includes the Effective Time and shall take such steps as may be necessary therefor. For purposes of this Agreement, any Taxes for a period which includes but does not end on the date that includes the Effective Time shall be allocated between the period through and including the date that includes the Effective Time (the “Pre-Closing Period”) and the balance of the period based on an interim closing of the books as of the close of the date that includes the Effective Time, provided, however, that any real property or personal property taxes and any annual exemption amounts shall be allocated based on the relative number of days in the Pre-Closing Period and the balance of the period.

(c) On and after the Effective Time, the Company, Parent and the Principal Shareholders shall, for all applicable tax purposes, report the Merger in a manner consistent with the Merger constituting a reorganization under Section 368(a) of the Code and the Company and Parent shall refrain from taking any action that would adversely affect the qualification of the Merger as a reorganization under Section 368(a) of the Code.

(d) During the three (3) year period following the Effective Time, the Company shall continue its business or use a substantial portion of its business assets in a business.

9.6 Registration.

(a) Within one hundred twenty (120) days of the Closing Date, Parent shall prepare and file with the SEC, at the sole expense of Parent, a registration statement so as to permit a the re-sale of the Parent Common Stock issued to the Company Shareholders pursuant to this Agreement and any securities issued in exchange for or in replacement of such shares of Parent Common Stock, and any securities issued by way of any stock split, reverse stock split, recapitalization, or other similar transaction affecting such Parent Common Stock (collectively, the “Registrable Securities”) and use its commercially reasonable efforts to cause such registration statement to become effective and to keep such registration effective until, subject to the terms and provisions of this Agreement, the earlier of the date when (i) all the Registrable Securities covered by the registration statement have been sold pursuant thereto or otherwise or (ii) the Registrable Securities may be publicly sold without volume restrictions under Rule 144(k) (or any similar provisions then in force) of the Act, as determined by the counsel to the Parent (collectively, the “Effectiveness Period”). The registration statement shall be on any form the Parent is eligible to use to register for resale of the Registrable Securities. The Parent shall thereafter use its reasonable best efforts to cause such registration statement filed pursuant to this Section 9.6 to become effective as soon as reasonably practicable thereafter.

(b) Pursuant to the Lock-Up Agreements between Parent and each Principal Shareholder, officer and director (as of the Closing Date) of the Company, set forth on Schedule II, such schedule as mutually agreed by the parties prior to the Effective Time, each such individual may not offer, sell, pledge or grant any option to purchase any shares of Parent Common Stock that he, she or it receives pursuant to this Agreement for a period commencing on the Closing Date and ending 180 days after such date (the “First Period”). For a period of six (6) months after the expiration of the First Period, the maximum number of shares of Parent Common Stock any Principal Shareholder, officer or director may offer, sell, pledge or grant any option to purchase will be equal to three percent (3%) of his, her or its respective shareholdings for any given consecutive three (3)-month period. Notwithstanding anything contained in this Section 9.6, Principal Shareholders may settle any options, calls or similar obligations with respect to the Principal Shareholder’s Company Common Stock or Parent Common Stock that exist as of the date hereof.

(c) Parent shall cause the Parent Common Stock issuable upon exercise of the Parent Options to be issued pursuant to Section 2.5(a)(i) and (b) to be registered, or to be issued pursuant to a then effective registration statement on Form S-8, no later than thirty (30) calendar days after the Effective Time and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements for so long as such replacement Parent Options remain outstanding.

9.7 Procedures on Registration. If and whenever Parent is required by the provisions hereof to effect the registration of any Registrable Securities under the Act, Parent will:

(a) respond as promptly as commercially reasonable to any comments received from the SEC, and use its commercially reasonable efforts to cause such registration statement to become effective, and promptly provide to the Company Shareholders copies of all filings and SEC letters of comment relating thereto provided that such letters do not contain material non-public information, in which case such letters may be redacted by Parent;

(b) furnish to each holder such number of copies of the registration statement and the prospectus included therein as such holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such registration statement;

(c) use its commercially reasonable efforts to register or qualify each Company Shareholder’s Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions within the U.S. as such Company Shareholder may reasonably request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(d) list the Registrable Securities covered by such registration statement with any securities exchange on which the Parent Common Stock is then listed;

(e) immediately notify the Company Shareholders at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event of which Parent has knowledge, as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(f) notify the Company Shareholders of the effectiveness of each registration statement filed.

9.8 Severance. After the Merger, Parent will provide each full-time employee in its Woodbury, New York office at the time of the Merger with two months of severance in the event that such employee is terminated by Parent other than for cause within one year of the Merger.

ARTICLE X

CONDITIONS TO CLOSING

10.1 Conditions to the Obligations of Parent, Acquisition Corp., the Principal Shareholders and the Company. The obligations of Parent, Acquisition Corp., the Principal Shareholders and the Company to consummate the Closing are subject to the satisfaction of all of the following conditions:

(a) No provision of any applicable Law or Order shall prohibit or impose any condition on the consummation of the Closing or limit in any material way Parent’s right to control or operate Acquisition Corp., the Surviving Corporation or any material portion of the Business.

(b) There shall not be pending or threatened any proceeding by a third-party to enjoin or otherwise restrict the consummation of the Closing.

(c) Parent’s stockholders shall have approved the transaction and any amendments to Parent’s Certificate of incorporation as required by the transactions contemplated hereby shall have been duly made.

(d) The Company Shareholders shall have approved the transaction.

(e) The Voting Agreements shall be executed and delivered as of the Closing.

10.2 Conditions to Obligations of Parent and Acquisition Corp. In addition to the terms and provisions of Section 2.7, the obligation of Parent and Acquisition Corp. to consummate the Closing is subject to the satisfaction, or the waiver at Parent’s and Acquisition Corp.’s sole and absolute discretion, of all of the following further conditions:

(a)  (i) Each of the Company and the Principal Shareholders shall have duly performed in all material respects all of their respective obligations hereunder required to be performed by them at or prior to the Closing Date, (ii) the representations and warranties of the Company and the Principal Shareholders contained in this Agreement, the Additional Agreements and in any certificate or other writing delivered by the Company or any Principal Shareholder pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct at and as of the Closing Date, as if made at and as of such date with only such exceptions as could not in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) there shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Change or a Material Adverse Effect, regardless of whether it involved a known risk, and (iv) Parent and Acquisition Corp. shall have received a certificate signed by the President and Secretary of the Company to the effect set forth in clauses (i), (ii) and (iii) of this Section 10.2(a).

(b) Parent shall have received (i) a certified copy of the articles of incorporation of the Company, (ii) copies of the By-Laws of the Company as effective on the date hereof, (iii) copies of resolutions duly adopted by (a) the board of directors of the Company and (b) the vote or consent of the Company Shareholders authorizing this Agreement and the Additional Agreements (if necessary) and the transaction contemplated hereby and thereby, (iv) a certificate of the Secretary of the Company certifying each of the foregoing and as to signatures of the officer(s) authorized to execute this Agreement and any certificate or document to be delivered pursuant hereto, and (v) a recent certificate of existence of the Company from the office of the Secretary of State of the State of Washington and each other jurisdiction in which the Company is qualified to do business.

(c) Parent shall have received a copy of all material Company Consents (including any required consents of the landlords under the Leases), in form and substance reasonably satisfactory to Parent, and no such material Company Consent shall have been revoked.

(d) The Company shall have delivered to Parent documents satisfactory to Parent to evidence the release of all Liens on any portion of the assets of the Company and the filing of appropriate UCC-3 Termination Statements.

(e) The Parent shall have received updated Schedules to this Agreement as of a date within three (3) days of the Closing Date.

(f) Parent shall have received an opinion of counsel to the Company in a form mutually agreed to by counsel to the Company and counsel to Parent.

(g) Certificates representing all of the issued and outstanding shares of Company Common Stock shall be presented at the Closing for cancellation, together with the original stock ledgers and minute books of the Company.

(h) The Additional Agreements shall be in full force and effect or become effective on the Closing Date.

(i) From and including the date hereof until the Closing Date, there has been no issuance or grant of any right to acquire any securities of the Company, except for any issuance or grant of any right to acquire any securities of the Company totaling up to 20,000 Options in the aggregate.

10.3 Conditions to Obligations of the Company and the Principal Shareholders. In addition to the terms and provisions of Section 2.7, the obligation of the Company and the Principal Shareholders to consummate the Closing is subject to the satisfaction, or the waiver at the Company’s and the Principal Shareholder’s discretion, of all of the following further conditions:

(a) Parent and Acquisition Corp. shall have duly performed in all material respects all of their respective obligations hereunder required to be performed by them at or prior to the Closing Date, (ii) the representations and warranties of Parent contained in this Agreement, the Additional Agreements and in any certificate or other writing delivered by Parent or Acquisition Corp. pursuant hereto, disregarding all qualifications and expectations contained therein relating to materiality, shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date, (iii) there shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect, regardless of whether it involved a known risk, on the business, assets, condition (financial or otherwise), liabilities, result of operations of prospects of Parent, and (iv) each Principal Shareholder and the Company shall have received a certificate signed by an authorized officer of Parent and Acquisition Corp. to the foregoing effect.

(b) The Company and the Principal Shareholders shall have received (i) a copy of the certificate of incorporation of each of Parent and Acquisition Corp., (ii) copies of the bylaws of each of Parent and Acquisition Corp. as effective on the date hereof, (iii) copies of resolutions duly adopted by (a) the board of directors of each of Parent and Acquisition Corp. and (b) the vote or consent of Parent’s and Acquisition Corp.’s stockholders authorizing this Agreement and the Additional Agreements (if necessary) and the transaction contemplated hereby and thereby, (iv) a certificate of the Secretary or Assistant Secretary of Parent and Acquisition Corp. certifying each of the foregoing and as to signatures of the officer(s) authorized to execute this Agreement and any certificate or document to be delivered pursuant hereto, and (v) a recent good standing certificate regarding Parent and Acquisition Corp. from the office of the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington (as applicable) and each other jurisdiction in which each of Parent and Acquisition Corp. is qualified to do business.

(c) Parent shall have delivered to the person to be named Chief Executive Officer, a duly executed copy of his employment agreement (the “Employment Agreement”).

(d) From and including the date hereof until the Closing Date, there has been no issuance or grant of any right to acquire any securities of Parent, except for any issuance or grant of any right to acquire any securities of Parent totaling up to 20,000 stock options in the aggregate to purchase Parent Common Stock.

ARTICLE XI

RELIANCE ON REPRESENTATIONS AND WARRANTIES

11.1 Reliance on Representations and Warranties of the Company and the Principal Shareholders. Notwithstanding any right of Parent and Acquisition Corp. to fully investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by Parent and Acquisition Corp. pursuant to such investigation or right of investigation, Parent and Acquisition Corp. shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Company and the Principal Shareholders contained in this Agreement.

11.2 Reliance on Representations and Warranties of Parent and Acquisition Corp. Notwithstanding any right of the Company or Principal Shareholders to investigate the affairs of Parent and Acquisition Corp. and notwithstanding any knowledge of facts determined or determinable by the Company or Principal Shareholders pursuant to such investigation or right of investigation, the Company and Principal Shareholders shall have the right to rely fully upon the representations, warranties, covenants and agreements of Parent contained in this Agreement.

ARTICLE XII

INDEMNIFICATION

12.1 Indemnification of Parent and Acquisition Corp. Prior to the Effective Time, the Company and each Principal Shareholder, and subsequent to the Effective Time each Principal Shareholder, hereby severally agrees to indemnify and hold harmless Parent, Acquisition Corp., Surviving Corporation and their Affiliates and each of their respective directors, officers, employees, shareholders, attorneys and agents and permitted assignees (collectively, the “Parent Indemnitees,” provided, however, the term “Parent Indemnitees” shall not include any of the Principal Shareholders regardless of their capacity), against and in respect of any and all loss, payments, demand, penalty, liability, judgment, damage, diminution in value, claim or out-of-pocket costs and expenses (including actual costs of investigation and attorneys’ fees and other costs and expenses) (all of the foregoing collectively, “Losses”) incurred or sustained by any Parent Indemnitee as a result of (i) any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of the Company or any of the Principal Shareholders contained herein or in the Additional Agreements or any certificate or other writing delivered pursuant hereto or of the Principal Shareholders, (ii) the exercise or attempted exercise of one or more Principal Shareholders of appraisal or other similar rights in accordance with the Washington Business Corporation Act, (iii) any Taxes attributable to any Pre-Closing Period (as determined pursuant to Section 9.5(b)), including without limitation, any Taxes with respect to periods covered by the Tax Returns described in Section 9.5(a), or (iv) the failure to pay any claims by any third parties (including breach of contract claims, violations of warranties, trademark infringement, privacy violations, torts or consumer complaints) with respect to the business of the Company for any period prior to the Closing Date; provided that Losses in connection with this Section 12.1(iii) and Section 12.1(iv) shall be deemed to include any amounts payable after the Closing pursuant to or otherwise in connection with any of the matters specified.

12.2 Indemnification of Principal Shareholders. Parent and Acquisition Corp. hereby agree to indemnify and hold harmless the Principal Shareholders and their respective Affiliates, and each of their respective directors, officers, employees, shareholders, attorneys, agents and permitted assignees (the “Company Indemnitees”) against and in respect of any Losses incurred or sustained by the Company Indemnitees as a result of (i) any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of Parent or Acquisition Corp. contained herein or any certificate or other writing delivered pursuant hereto, and (ii) actions or inactions of the Surviving Corporation with regard to the Business occurring after the Closing.

12.3 Procedure. The following shall apply with respect to all claims by either a Parent Indemnitee or a Company Indemnitee (each, an “Indemnified Party”) for indemnification:

(a) An Indemnified Party shall give Parent and Acquisition Corp., or the Company and/or the Principal Shareholders, as applicable (either, the “Indemnifying Parties”), prompt notice (an “Indemnification Notice”) of any third-party claim, investigation, action, suit, hearing or proceeding with respect to which such Indemnified Party seeks indemnification pursuant to Section 12.1 or 12.2 (a “Third Party Claim”), which shall describe in reasonable detail the loss, liability or damage that has been or may be suffered by the Indemnified Party. The failure to give the Indemnification Notice shall not impair any of the rights or benefits of such Indemnified Party under Section 12.1 or 12.2, except to the extent such failure materially and adversely affects the ability of the Indemnifying Parties to defend such claim or to the limited extent the failure to give such notice increases the amount of such liability.

(b) In the case of any Third Party Claims as to which indemnification is sought by any Indemnified Party, such Indemnified Party shall be entitled, at the sole expense and liability of the Indemnifying Parties, to exercise full control of the defense, compromise or settlement of any Third Party Claim unless the Indemnifying Parties, within a reasonable time after the giving of an Indemnification Notice by the Indemnified Party (but in any event within 10 days thereafter), shall (i) deliver a written confirmation to such Indemnified Party that the indemnification provisions of Section 12.1 or 12.2 are applicable to such claim, investigation, action, suit, hearing or proceeding and the Indemnifying Parties will indemnify such Indemnified Party in respect of such claim, investigation, action or proceeding pursuant to the terms of Section 12.1 or 12.2 and, notwithstanding anything to the contrary, shall do so without asserting any challenge, defense, limitation on the Indemnifying Parties, liability for Losses, counterclaim or offset, (ii) notify such Indemnified Party in writing that the Indemnifying Parties are assuming the defense thereof, and (iii) retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third Party Claim.

(c) If the Indemnifying Parties assume the defense of any such Third Party Claim, then the Indemnified Party shall cooperate with the Indemnifying Parties in any manner reasonably requested in connection with the defense, compromise or settlement thereof. If the Indemnifying Parties so assume the defense of any such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Parties have agreed to pay such fees and expenses, or (ii) the named parties to any such Third Party Claim (including any impleaded parties) include an Indemnified Party and an Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Parties in the conduct of the defense thereof, and in any such case, the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Parties.

(d) If the Indemnifying Parties elect to direct the defense of any Third Party Claim, the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Parties withdraw from or fail to vigorously prosecute the defense of such asserted liability, or unless a judgment is entered against the Indemnified Party for such liability. If the Indemnifying Parties do not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Parties fail to prosecute or withdraw such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Parties’ expense. Notwithstanding anything to the contrary, the Indemnifying Parties shall not be entitled to control, but may participate in, and the Indemnified Party (at the expense of the Indemnifying Parties) shall be entitled to have sole control over, the defense or settlement of (x) that part of any Third Party Claim (i) which seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, or (ii) to the extent such Third Party Claim involves criminal allegations against the Indemnified Party or (y) the entire Third Party Claim if such Third Party Claim could impose liability on the part of the Indemnified Party in an amount which is greater than the amount as to which the Indemnified Party is entitled to indemnification under this Agreement. In the event the Indemnified Party retains control of the Third Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(e) If the Indemnified Party assumes the defense of any such Third Party Claim pursuant to Section 12.1 or 12.2 and proposes to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Parties prompt written notice thereof and the Indemnifying Parties shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Parties’ expense. The Indemnifying Parties shall not, without the prior written consent of such Indemnified Party, settle or compromise or consent to entry of any judgment with respect to any such Third Party Claim (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party or (ii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party a release from all liability with respect to such Third Party Claim and all other claims or causes of action (known or unknown) arising or which might arise out of the same facts.

12.4 Periodic Payments. Any indemnification required by Section 12.1 or 12.2 for costs, disbursements or expenses of any Indemnified Party in connection with investigating, preparing to defend or defending any claim, action, suit, hearing, proceeding or investigation shall be made by periodic payments by the Indemnifying Parties to each Indemnified Party during the course of the investigation or defense, as and when bills are received or costs, disbursements or expenses are incurred.

12.5 Insurance. Any indemnification payments hereunder shall only be reduced by any insurance proceeds or other third party reimbursement actually received by Parent and Acquisition Corp. or the Principal Shareholders, as appropriate.

12.6 Survival of Indemnification Rights. Section 3.26 and Section 3.27 shall survive until 30 days after the expiration of the applicable statute of limitations in connection with the matters set forth therein. All other representations and warranties of the Principal Shareholders, the Company and Parent shall survive until the first anniversary of the Closing Date. The indemnification to which any Indemnified Party is entitled from the Indemnifying Parties pursuant to Section 12.1 or 12.2 for Losses shall be effective so long as it is asserted (a) prior to 30 days after the expiration of the applicable statute of limitations in connection with any matters in connection with Section 3.26 and Section 3.27 and (b) the first anniversary of the Closing Date in the case of all other representations and warranties of the Principal Shareholders and Parent hereunder.

12.7 Threshold. Notwithstanding any other provision in this Agreement, neither Parent nor the Principal Shareholders shall be entitled to indemnification if the aggregate Losses are less than Two Hundred Fifty Thousand Dollars ($250,000).

ARTICLE XIII

DISPUTE RESOLUTION

13.1 Arbitration.

(a) In the event a dispute arises relating to this Agreement, the parties agree to meet to resolve their disputes in good faith. Any party may seek injunctive relief, without the need to post a bond, pending the completion of arbitration under this Agreement for any breach or threatened breach of any covenant contained herein.

(b) If after good faith negotiations the dispute is not resolved, the parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement, or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator that is familiar with the Business and not an Affiliate of any party to this Agreement (the “Arbitrator”). The parties agree that binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(c) If the parties cannot agree upon the Arbitrator, the Arbitrator shall be selected by the New York chapter head of the American Arbitration Association upon the request of either side. The Arbitrator shall be selected within 30 days of request.

(d) The laws of the State of New York shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of the State of New York applicable to a contract negotiated, signed, and wholly to be performed in the State of New York, which laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of law, within sixty (60) days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(e) The arbitration shall be held in the City of New York in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(f) On application to the Arbitrator, any party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Agreement; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period set forth in the rules referred to Section 13.1(e).

(g) The Arbitrator may, at his discretion and at the expense of the party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(h) The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief as provided in Section 13.1, as applicable (including reasonable attorneys’ fees and costs), shall be borne by the unsuccessful party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs for the reasons set forth in such decision. The determination of the Arbitrator shall be final and binding upon the parties and not subject to appeal.

(i) Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The parties expressly consent to the exclusive jurisdiction of the courts (federal and state) in the City of New York to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

(j) The parties shall indemnify the Arbitrator and any experts employed by the Arbitrator and hold them harmless from and against any claim or demand arising out of any arbitration under this Agreement or any agreement contemplated hereby, unless resulting from the willful misconduct of the person indemnified.

(k) This arbitration clause shall survive the termination of this Agreement and any agreement contemplated hereby.

13.2 Waiver of Jury Trial; Exemplary Damages. ALL PARTIES HEREBY WAIVE THEIR RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT. No party shall be awarded punitive or other exemplary damages respecting any dispute arising under this Agreement or any Additional Agreement.

13.3 Attorneys’ Fees. The unsuccessful party to any court or other proceeding arising out of this Agreement that is not resolved by arbitration under Section 13.1 shall pay to the prevailing party all reasonable attorneys’ fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

ARTICLE XIV

TERMINATION

14.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time:

(a) by the mutual written consent of Parent and Acquisition Corp., on the one hand, and the Company and the Principal Shareholders, on the other;

(b) by either of the Parent and Acquisition Corp. or the Company and the Principal Shareholders, as applicable (either, a “Terminating Party):

(i) if the Merger shall not have been consummated on or before March 31, 2008 (the “Outside Closing Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 14.1(b)(i) shall not be available to the Terminating Party if the failure of the Merger to have been consummated on or before the Outside Closing Date was primarily due to the failure of such Terminating Party to perform any of its obligations under this Agreement;

(ii) if the requisite stockholder approval of Parent shall not have been obtained at the applicable stockholders meeting duly convened therefor or at any adjournment or postponement thereof prior to (x) January 31, 2007, if the SEC does not choose to review the preliminary proxy materials related to the Merger (the “Proxy Materials”) to be filed by Parent or (y) March 31, 2008, if the SEC chooses to review the Proxy Materials, provided that Parent will have used its best efforts to have its stockholders approve the Merger;

(iii) upon discovery by the Terminating Party of the occurrence of a Material Adverse Change in the business, assets, condition (financial or otherwise), liabilities, results of operations or prospects of the business, individually or as a whole, of the non-terminating party that was not requested in writing by the Terminating Party;

(c) by Parent and Acquisition Corp. if the Company and the Principal Shareholders shall have materially breached or failed to perform any of its representations, warranties, obligations, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 10.1 and 10.2 and (ii) cannot be cured by the Company and the Principal Shareholders by the Outside Closing Date or if capable of being cured, shall not have been cured within 30 calendar days following receipt of written notice from the Parent and Acquisition Corp. stating such Terminating Party’s intention to terminate this Agreement pursuant to this Section 14.1(c) and the basis for such termination; provided that, Parent and Acquisition Corp. shall not have the right to terminate this Agreement pursuant to this Section 14.1(c) if it is then in material breach of any representation, warranties, covenants or other agreements hereunder that would result in the closing conditions set forth in Sections 10.1 and 10.3 not being satisfied; or

(d) by the Company and the Principal Shareholders if Parent and Acquisition Corp. shall have materially breached or failed to perform any of its representations, warranties, obligations, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 10.1 and 10.3 and (ii) cannot be cured by Parent and Acquisition Corp. by the Outside Closing Date or if capable of being cured, shall not have been cured within 30 calendar days following receipt of written notice from the Company and the Principal Shareholders stating such Terminating Party’s intention to terminate this Agreement pursuant to this Section 14.1(d) and the basis for such termination; provided that, the Company and the Principal Shareholders shall not have the right to terminate this Agreement pursuant to this Section 14.1(d) if it is then in material breach of any representation, warranties, covenants or other agreements hereunder that would result in the closing conditions set forth in Sections 10.1 and 10.2 not being satisfied.

14.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 14.1, written notice thereof shall be given to the other parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than the Sections set forth in Section 14.4, all of which shall survive termination of this Agreement), and there shall be no liability on the part of the parties or their respective directors, officers and Affiliates, except for the Termination Fee as set forth in Section 14.2 (if applicable). Nothing in this Section 14.3 shall relieve any party from liability for fraud or for any liability for any prior breach of any terms or provisions of this Agreement and nothing in this Section 14.2 shall be deemed to impair the right of any party to compel specific performance by any other party of its surviving obligations under this Agreement.

14.3 Termination Fee.

(a) In the event that:

(i) this Agreement is terminated by Parent and Acquisition Corp. pursuant to Section 14.1(c); or

(ii) this Agreement is terminated by the Company and the Principal Shareholders pursuant to Section 14.1(d),

then the non-Terminating Party shall pay the Termination Fee (as defined below), it being understood that in no event shall such non-Terminating Party be required to pay the Termination Fee on more than one occasion and that such Termination Fee shall be the Terminating Party’s sole and exclusive remedy. “Termination Fee” shall mean an amount equal to $1 million. The Termination Fee shall be paid in equal amounts over a 36 month period by wire transfer to an account designated by the party entitled to receive such payment.

(b) Each of the parties hereto acknowledge that the agreements contained in this Section 14.3 is an integral part of the transactions contemplated hereby.

14.4 Survival. The provisions of Article XII, Article XIII and 7.1, 9.2, 15.4 and 15.5 shall survive any termination hereof pursuant to this Article XIII.

ARTICLE XV

MISCELLANEOUS

15.1 Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

if to Parent and Acquisition Corp., to:

c/o Intelli-Check, Inc.
246 Crossways Park West
Woodbury, NY 11797
Attention: Jeffrey Levy, Interim Chairman & CEO
Telecopy: (516) 992-1918

with a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum
Telecopy: (212) 407-4990

if to the Company and the Principal Shareholders:

c/o Mobilisa, Inc.
191 Otto Street
Port Townsend, WA 98368
Attention: Dr Nelson Ludlow, CEO
Telecopy: (360) 344-3323

with a copy to:

Kirkland & Lockhart Preston Gates Ellis LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104
Attention: Christopher H. Cunningham
Telecopy: (206) 370-6040

if to the Principal Shareholders, to the address for such Principal Shareholder listed on the signature pages hereto.

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answer back is received or, (ii) if given by certified mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

15.2 Amendments; No Waivers.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

15.3 Ambiguities. The parties acknowledge that each party and its counsel has materially participated in the drafting of this Agreement and consequently the rule of contract interpretation that, and ambiguities if any in, the writing be construed against the drafter, shall not apply.

15.4 Publicity. Except as required by law, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior written approval of the other party hereto.

15.5 Expenses. Except as specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

15.6 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that (i) neither the Company nor any Principal Shareholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Parent; (ii) in the event Parent assigns its rights and obligations under this Agreement to an Affiliate, Parent shall continue to remain liable for its obligations hereunder; and (iii) Parent, the Surviving Corporation or Acquisition Corp. may assign any of its rights and benefits under this Agreement to secured lenders of Parent, the Surviving Corporation or Acquisition Corp. Except as specifically set forth in clauses (ii) and (iii) above, neither Parent nor Acquisition Corp. may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Company.

15.7 Governing Law; Jurisdiction. This Agreement has been entered into in the State of Delaware. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. The parties hereto hereby irrevocably consent to the exclusive jurisdiction of the state or federal courts sitting in the City of Wilmington, State of Delaware in connection with any controversy or claim arising out of or relating to this Agreement, or the negotiation or breach thereof, and hereby waive any claim or defense that such forum is inconvenient or otherwise improper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by Delaware law.

15.8 Counterparts; Effectiveness. This Agreement may be signed by facsimile signatures and in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder other than Indemnified Parties as set forth in Section 12.1 and 12.2 hereof, which shall be third party beneficiaries hereof.

15.10 Severability. If any one or more provisions of this Agreement shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.11 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

15.12 Construction. References in this Agreement to “Articles,” “Sections,” “Schedules” and “Exhibits” shall be to the Articles, Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; all Schedules to this Agreement are incorporated herein by reference; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words “herein”, “hereof” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word “including” when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

IN WITNESS WHEREOF, Parent, Acquisition Corp. and the Company have caused this Agreement to be duly executed by their respective authorized officers and the Principal Shareholders have executed this Agreement as of the day and year first above written.

Intelli-Check, Inc.

/s/ Jeffrey Levy
Name: Jeffrey Levy
Title: Interim Chairman & CEO

Intelli-Check Merger Sub, Inc.

/s/ Jeffrey Levy
Name: Jeffrey Levy
Title: President

Mobilisa, Inc.

/s/ Dr. Nelson Ludlow
Name: Dr Nelson Ludlow
Title: CEO

[Signature Page to Merger Agreement]

Principal Shareholder:

/s/ Nelson Ludlow
Name: Nelson Ludlow Address: c/o Mobilisa, Inc., 191 Otto Street, Port Townsend, WA 98368.

Principal Shareholder:

/s/ Bonnie Ludlow
Name: Bonnie Ludlow Address: c/o Mobilisa, Inc., 191 Otto Street, Port Townsend, WA 98368.

[Signature Page to Merger Agreement]

ANNEX B

PLAN OF MERGER OF

Intelli-Check Merger Sub, Inc., a Washington corporation

INTO

Mobilisa, Inc., a Washington corporation

1. The names of the corporations planning to merge are Intelli-Check Merger Sub, Inc., a Washington corporation (the “Merging Corporation”), and Mobilisa, Inc., a Washington corporation (the “Company” or the “Surviving Corporation”).

2. The Board of Directors of each corporation deems it advisable and in the best interests of such corporation to merge the Merging Corporation with and into the Surviving Corporation (the “Merger”), as authorized by the laws of the State of Washington and pursuant to the terms and conditions of this Plan of Merger.

3. As of 11:59 p.m. on the day of filing of the Articles of Merger with the Secretary of State of the State of Washington (the “Effective Time”), by virtue of the Merger, each share of the Company’s common stock (the “Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive [●] shares of common stock (the “Merger Consideration”) of Intelli-Check, Inc., a Delaware corporation and the sole shareholder of the Merging Corporation (the “Parent”). Each share of common stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall, at the Effective time, by virtue of the Merger and without any action on the part of the Parent, be converted into one fully paid and nonassessable share of the commons stock of the Surviving Corporation.

4. At the Effective Time, each share of Common Stock converted into the right to receive the Merger Consideration shall be automatically cancelled and shall cease to exist, and the holders immediately prior to the Effective Time of shares of outstanding Common Stock shall cease to have rights with respect to such shares of Common Stock other than the right to receive, upon surrender of certificates, the Merger Consideration for each such share of Common Stock held by them.

5. At the Effective Time, (a) the Merging Corporation shall merge with and into the Company and the separate corporate existence of the Merging Corporation shall cease, (b) the Company shall be the Surviving Corporation in the Merger, and (c) the separate corporate existence of the Company shall continue unaffected by the Merger. The Merger shall, from and after the Effective Time, have the effects set forth in Section 23B.11.060 of the Washington Business Corporation Act and other applicable law.

7. The Articles of Incorporation of the Merging Corporation, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation; provided, however, that as of the Effective Time the name of the Surviving Corporation shall be “Intelli-Check-Mobilisa, Inc.” and Article 1 of the Surviving Corporation’s articles of incorporation shall be amended to read as follows:

The corporate name for the corporation (hereinafter called the “corporation”) is Intelli-Check-Mobilisa, Inc.

The Bylaws of the Merging Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

8. The directors of the Merging Corporation, as of immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s articles of incorporation and bylaws. The officers of the Company, as of immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s articles of incorporation and bylaws.

[remainder of page intentionally left blank]

Dated: ● 2008.

Mobilisa, Inc. a Washington corporation

By:
Name: Title:

Intelli-Check Merger Sub, Inc. a Washington corporation

By:
Name: Title:

[Signature Page to Plan of Merger]

ARTICLES OF MERGER OF

Mobilisa, Inc., a Washington corporation

AND

Intelli-Check Merger Sub, Inc., a Washington corporation

1. Pursuant to Section 23B.11.050 of the Washington Business Corporation Act (“WBCA”), these Articles of Merger are executed for the purpose of effecting the merger of Intelli-Check Merger Sub, Inc. (the “Merger”), a Washington corporation, with and into Mobilisa, Inc., a Washington corporation. The name of the surviving corporation into which the other corporation plans to merge is Mobilisa, Inc., a Washington corporation, which upon consummation of this merger shall be named Intelli-Check-Mobilisa, Inc. (the “Surviving Corporation”).

2. The Plan of Merger (the “Plan of Merger”) has been approved by the board of directors of each corporation in accordance with Section 23B.11.030 of the WBCA and is attached herto and made a part hereof.

3. The Plan of Merger was duly approved by the shareholders of Moblisa, Inc. and the shareholder of Intelli-Check Merger Sub, Inc. in accordance with Section 23B.11.030 of the WBCA.

4. The Merger shall become effective at 11:59 p.m. on the date these Articles of Merger are filed with the Office of the Secretary of State of the State of Washington.

[remainder of page intentionally left blank]

Dated: ● 2008.

Mobilisa, Inc. a Washington corporation

By:
Name: Title:

Intelli-Check Merger Sub, Inc. a Washington corporation

By:
Name: Title:

[Signature Page to Articles of Merger]

ANNEX C

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Lock-Up Agreement”), dated as of ___________, 2008, by and among INTELLI-CHECK-MOBILISA, INC., a Delaware corporation (the “Company”) and ______________ (the “Shareholder”).

WHEREAS, This Lock-Up Agreement is made pursuant to the Merger Agreement, dated November 20, 2007, by and among the Company, Intelli-Check Merger Sub, Inc., a Washington corporation, Mobilisa, Inc., a Washington corporation, and certain common shareholders of Mobilisa, Inc. (the “Merger Agreement”).

WHEREAS, the Company has entered into the Merger Agreement pursuant to which it will, among other things, issue that number of shares of its common stock (the “Shares”) set forth opposite the name of such Shareholder on Exhibit A; and

WHEREAS, it is a condition of the Merger Agreement that the Shareholder enter into a lock-up agreement with the Company in the form of this Lock-Up Agreement relating to the Shares.

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions and mutual covenants appearing in this Lock-Up Agreement, the parties hereto hereby agree as follows:

Section 1. Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given to such terms in the Merger Agreement.

Section 2. (a)The Company agreed to file a registration statement with the SEC relating to the resale of the Shares on Form S-1, or such other form as may be applicable, within 120 days of the Closing Date and to use commercially reasonable efforts to have such registration statement declared effective by the staff of the SEC and to keep such registration effective during the Effectiveness Period (as defined in the Merger Agreement). Regardless of the effective date of such registration statement, the Shareholder may not offer, sell, contract to sell, pledge or grant any option to purchase (collectively, a “Disposition”) any of the Shares for a period commencing on the date hereof and ending on the six (6) month anniversary of the date of this Lock-Up Agreement (the “First Lock-Up Period”); provided, however, that the Shareholder may transfer any Shares during such First Lock-Up Period: (1) to family members and/or estate planning vehicles; (2) to any partner, shareholder or member of the Shareholder if, prior to such transfer, such partner, shareholder or member agrees in writing to be bound by the restrictions set forth herein; or (3) to any controlled affiliate of the Shareholder if, prior to such transfer, such person agrees in writing to be bound by the restrictions set forth herein.

(b) For a period of six (6) months after the expiration of the First Lock-Up Period, the Shareholder will be permitted to undertake a Disposition of up to three percent (3%) of his, her or its respective shareholdings for any given consecutive three (3) month period.

(c) For the purpose of effectuating this Lock-Up Agreement, the Shareholder hereby consents to the Company issuing a stop transfer instruction to the transfer agent in accordance with the terms of this Lock-Up Agreement. Any sale of Shares in violation of this Lock-Up Agreement by the Shareholder shall constitute a material breach of this Lock-Up Agreement.

(d) Notwithstanding anything contrary in this Lock-Up Agreement, the Shareholder may settle any options, calls or similar obligations with respect to the Shareholder’s Company Common Stock or Parent Common Stock that exist as of the date of the Merger Agreement.

(e) The Shareholder acknowledges that its breach or impending violation of any of the provisions of this Lock-Up Agreement may cause irreparable damage to the Company for which remedies at law would be inadequate. The Shareholder further acknowledges and agrees that the provisions set forth herein are essential terms and conditions of the Lock-Up Agreement that the Company may seek to enforce in addition to any of its rights or remedies provided under any other agreement or decree or order by any court of competent jurisdiction enjoining such impending or actual violation of any of such provisions. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of any such provision by the Shareholder, and the Shareholder and the Company hereby consent to the jurisdiction of any such court of competent jurisdiction, state or federal, sitting in the City of Wilmington, State of Delaware, and authorizes the entry on its behalf of any required appearance for such purpose. This remedy shall be in addition to all other remedies available to the Company at law or equity. If any portion of this Section 2 is adjudicated to be invalid or unenforceable, this Section 2 shall be deemed amended to delete therefrom the portion so adjudicated, such deletion to apply only with respect to the operation of this Section 2 in the jurisdiction in which such adjudication is made.

Section 3. Subject to Section 7 hereunder, this Lock-Up Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns, and upon the Shareholder and his or her heirs, executors, administrators, legatees and legal representatives.

Section 4. Should any part of this Lock-Up Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Lock-Up Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Lock-Up Agreement without including therein any portion which may for any reason be declared invalid.

Section 5. If the Merger Agreement (other than the provisions thereof that survive termination) is terminated or is to be terminated prior to the payment for and delivery of the Shares, the Company will release the Shareholder from its obligations under this Lock-Up Agreement.

Section 6. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in such State without application of the principles of conflicts of laws of such State.

Section 7. This Lock-Up Agreement and all rights hereunder are personal to the parties and shall not be assignable, and any purported assignment in violation thereof shall be null and void.

Section 8. All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

if to the Company, to:

246 Crossways Park West
Woodbury, NY 11797
Attention: Jeffrey Levy, Interim Chairman & CEO
Telecopy: (516) 992-1918

with a copy to (which shall not constitute notice):

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum
Telecopy: (212) 407-4990

if to the Shareholder:

As set forth on Exhibit A

with a copy to (which shall not constitute notice):

Kirkland & Lockhart Preston Gates Ellis LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104
Attention: Christopher H. Cunningham
Telecopy: (206) 370-6040

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answer back is received or, (ii) if given by certified mail, 72 hours after such communication is deposited in the mails with first class and certified postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

Section 9. The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Lock-Up Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or any condition of this Lock-Up Agreement on the part of either party shall be effective for any purpose whatsoever, unless such waiver is in writing and signed by such party.

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement as of the day and year first written above.

INTELLI-CHECK-MOBILISA, INC.

By:
Name:
Title:

STOCKHOLDER:

By:
Name:

EXHIBIT A

ANNEX D

INTELLI-CHECK, INC.

2006 EQUITY INCENTIVE PLAN
Amending and Restating the 2004 Stock Option Plan

• PURPOSE. INTELLI-CHECK, INC., A DELAWARE CORPORATION (“INTELLI-CHECK”), DESIRES TO ATTRACT AND RETAIN THE BEST AVAILABLE TALENT AND TO ENCOURAGE THE HIGHEST LEVEL OF PERFORMANCE. THE INTELLI-CHECK, INC. 2004 STOCK OPTION PLAN ORIGINALLY EFFECTIVE JULY 18, 2004 IS HEREBY AMENDED AND RESTATED EFFECTIVE MARCH 24, 2006 (THE “EFFECTIVE DATE”) AND RENAMED THE 2006 STOCK OPTION PLAN (THE “PLAN”) TO BRING IT INTO COMPLIANCE WITH RECENT CHANGES IN APPLICABLE LAWS AND TO ADD TO THE PLAN THE ABILITY TO GRANT RESTRICTED STOCK. THE PLAN IS INTENDED TO PROVIDE ELIGIBLE DIRECTORS, EMPLOYEES AND INDEPENDENT CONTRACTORS OF INTELLI-CHECK AND ITS AFFILIATES (WHETHER OR NOT INCORPORATED) (COLLECTIVELY, WITH INTELLI-CHECK, THE “COMPANY”) THE OPPORTUNITY TO ACQUIRE A PROPRIETARY INTEREST IN INTELLI-CHECK THROUGH THE GRANT OF STOCK OPTIONS (“OPTIONS”) TO PURCHASE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF INTELLI-CHECK (“COMMON STOCK”) AND THE GRANT OF RESTRICTED SHARES OF COMMON STOCK (“RESTRICTED STOCK”).

• ADMINISTRATION.

• In General. Subject to paragraph (b) hereof, the Plan shall be administered by the board of directors of Intelli-Check (the “Board”). The Board shall have plenary authority in its discretion, to the maximum extent permissible by applicable law, subject to and not inconsistent with the express provisions of the Plan, to make all awards of Options and/or Restricted Stock under the Plan (“Awards”), to select from among eligible persons those individuals who will receive Awards, to determine the number of shares of Common Stock covered by each Award, the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the Fair Market Value (as defined in Section 18(c)) of the Common Stock consistent with applicable laws), and the restrictions, if any, which shall apply to the Common Stock subject to an Option or Award of Restricted Stock, to determine the terms and conditions of each Award, to approve the form of each Award agreement (an “Award Agreement”), to amend any such Award Agreement from time to time, to construe and interpret the Plan and all Award Agreements executed thereunder and to make all other determinations necessary or advisable for the administration of the Plan. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of applicable law, the Board shall be under no obligation or duty to treat similarly situated grantees of an Award Agreement (“Grantees”) in the same manner, and any action taken by the Board with respect to the grant of an Option and/or Restricted Stock to one Grantee shall in no way obligate the Board to take the same or similar action with respect to any other Grantee. The Board may adopt such rules as it deems necessary or advisable in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Board then in office, except that the Board may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents (including any applicable Award Agreement) on behalf of the Board or Intelli-Check. Any interpretation or determination made by the Board pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the Plan. No Restricted Stock or Options may be granted by any person other than the Board. No Award may be granted under this Plan subject to Board approval by the officers of Intelli-Check unless the Committee (as defined below) approves the grant of such Restricted Stock award or option subject to Board approval.

• Appointment of Committee. Notwithstanding paragraph (a), the Board may appoint a committee of not fewer than two members of the Board (the “Committee”) and transfer to the Committee some or all of its authority hereunder. If the Board creates a Committee, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”) with respect to Awards to officers, directors and holders of 10% or more of our outstanding common stock, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and, to the extent necessary to exclude Options and/or Restricted Stock granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), each member of the Committee shall be an “outside director” within the meaning of Code Section 162(m). To the extent necessary to be consistent with the provisions of this paragraph (b), any reference in the Plan and/or an Award Agreement to a decision, determination or action of the Board shall be read and understood as referring to a decision, determination or action of the Committee.

• Liability of Board and Committee Members. Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member’s own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. In the performance of its functions with respect to the Plan, the Board and the Committee shall be entitled to rely upon information and advice furnished by Intelli-Check’s officers, Intelli-Check’s accountants, Intelli-Check’s legal counsel and any other party the Board or the Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

1. COMPLIANCE WITH CODE SECTION 409A. NOTWITHSTANDING ANY OTHER PROVISIONS OF THE PLAN, THE BOARD SHALL HAVE NO AUTHORITY TO ISSUE AN AWARD UNDER THE PLAN UNDER TERMS AND CONDITIONS WHICH WOULD CAUSE SUCH AWARD TO BE CONSIDERED NONQUALIFIED “DEFERRED COMPENSATION” SUBJECT TO THE PROVISIONS OF CODE SECTION 409A. ACCORDINGLY, BY WAY OF EXAMPLE BUT NOT LIMITATION, NO OPTIONS SHALL BE ISSUED WITH AN EXERCISE PRICE BELOW FAIR MARKET VALUE AND ALL RESTRICTED STOCK SHARES SHALL BE ISSUED AND REPORTED AS INCOME TO THE GRANTEE NO LATER THAN TWO AND ONE HALF (2½) MONTHS AFTER THE END OF THE CALENDAR YEAR IN WHICH THE RIGHT TO SUCH SHARES BECOMES VESTED.

2. TYPE OF AWARDS. THE BOARD SHALL HAVE AUTHORITY TO GRANT BOTH OPTIONS AND RESTRICTED STOCK UNDER THE PLAN. OPTIONS GRANTED UNDER THE PLAN MAY BE EITHER INCENTIVE STOCK OPTIONS (“ISOS”) INTENDED TO MEET THE REQUIREMENTS OF CODE SECTION 422 OR NONQUALIFIED STOCK OPTIONS (“NSOS”) WHICH ARE NOT INTENDED TO MEET SUCH CODE REQUIREMENTS. RESTRICTED STOCK MAY BE GRANTED UNDER THE PLAN PURSUANT TO SECTION 8 OR MAY BE RECEIVED BY EXERCISE OF AN OPTION AS PROVIDED IN SECTION 7 OF THE PLAN.

3. ELIGIBLE PERSONS. SUBJECT IN THE CASE OF ISOS TO SECTION 7(F), OPTIONS AND/OR RESTRICTED STOCK MAY BE AWARDED TO DIRECTORS, EMPLOYEES AND/OR INDEPENDENT CONTRACTORS OF THE COMPANY. FOR PURPOSES HEREOF, THE TERM “INDEPENDENT CONTRACTORS” SHALL INCLUDE CONSULTANTS, ADVISORS AND DIRECTORS OF THE COMPANY. IN DETERMINING THE PERSONS TO WHOM AWARDS SHALL BE MADE AND THE NUMBER OF SHARES TO BE COVERED BY EACH AWARD, THE BOARD SHALL TAKE INTO ACCOUNT THE DUTIES OF THE RESPECTIVE PERSONS, THEIR PRESENT AND POTENTIAL CONTRIBUTIONS TO THE SUCCESS OF THE COMPANY AND SUCH OTHER FACTORS AS THE BOARD, IN ITS DISCRETION, SHALL DEEM RELEVANT IN CONNECTION WITH ACCOMPLISHING THE PURPOSES OF THE PLAN.

4. SHARES SUBJECT TO THE PLAN. NO MORE THAN EIGHT HUNDRED FIFTY THOUSAND (850,000) SHARES OF COMMON STOCK SHALL BE ISSUED PURSUANT TO AWARDS UNDER THE PLAN. THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK FOR WHICH OPTIONS MAY BE GRANTED TO ANY ONE INDIVIDUAL WITHIN ONE FISCAL YEAR OF INTELLI-CHECK SHALL BE ONE HUNDRED FIFTY THOUSAND (150,000). SUCH AGGREGATE NUMBERS SHALL BE SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 12. IF AN AWARD EXPIRES, IS CANCELED, IS FORFEITED OR EXPIRES WITHOUT BEING EXERCISED, THE SHARES OF COMMON STOCK SUBJECT TO THE AWARD SHALL BECOME AVAILABLE FOR FUTURE AWARDS UNDER THE PLAN. SHARES WHICH ARE DELIVERED BY THE GRANTEE OR WITHHELD BY THE COMPANY UPON THE EXERCISE OF AN OPTION OR RECEIPT OF AN OPTION IN PAYMENT OF THE EXERCISE PRICE THEREOF OR TAX WITHHOLDING THEREON, MAY AGAIN BE AWARDED HEREUNDER, SUBJECT TO THE LIMITATIONS OF THIS SECTION. IF SHARES OF RESTRICTED STOCK ARE FORFEITED OR REPURCHASED BY THE COMPANY, SUCH SHARES SHALL BECOME AVAILABLE FOR FUTURE GRANT UNDER THE PLAN. IF AN OPTION IS EXERCISED IN WHOLE OR IN PART BY AN GRANTEE BY TENDERING PREVIOUSLY OWNED SHARES OF COMMON STOCK, OR IF ANY SHARES ARE WITHHELD IN CONNECTION WITH THE EXERCISE OF ITS OPTION TO SATISFY THE GRANTEE’S TAX LIABILITY, THE FULL NUMBER OF SHARES IN RESPECT OF WHICH THE OPTION HAS BEEN EXERCISED SHALL BE APPLIED AGAINST THE LIMIT SET FORTH IN THIS SECTION. NOTWITHSTANDING THE PROVISIONS OF THIS SECTION, NO SHARES MAY AGAIN BE SUBJECT TO FUTURE AWARD IF SUCH ACTION WOULD CAUSE AN OUTSTANDING ISO TO FAIL TO QUALIFY AS AN INCENTIVE STOCK OPTION UNDER CODE SECTION 422.

5. OPTION AWARDS.

(a) Term of Options. The term of each Option shall be fixed by the Board and specified in the applicable Award Agreement, but in no event shall it be more than ten (10) years from the date of grant, subject to earlier termination as provided in Section 14.

(b) Vesting. The Board shall determine the vesting schedule applicable to a particular Option grant and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Board may accelerate the vesting of an Option at any time.

(c) No Deferral Feature. The Award Agreement shall not provide for any deferral feature with respect to an Option constituting a deferral of compensation under Code Section 409A.

(d) Termination of Relationship to the Company.

(i) Options Granted To Employees. With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Award Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Grantee’s termination of employment for Cause (as defined in Section 18(a)); (ii) in the event that the Grantee’s employment with the Company shall terminate by reason of death or Disability (as defined in Section 18(b)), the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate one (1) year following such termination of employment (i.e. the Option shall not continue to vest during such one year period); and (iii) in the event that the Grantee’s employment with the Company shall terminate for any other reason, the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate three (3) months after such termination of employment (i.e. the Option shall not continue to vest during such three month period); provided, however, that in the event that the Grantee is subject to any non-compete or confidentiality agreement which he or she violates, the Option shall immediately terminate upon such violation. Notwithstanding anything herein to the contrary, in no event shall an Option remain exercisable beyond the expiration date specified in the applicable Award Agreement. An Award Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one Award Agreement to another.

(ii) Options Granted to Directors or Independent Contractors. With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Award Agreement the consequences, if any, of the termination of the Grantee’s relationship with the Company.

(e) Option Exercise Price. Subject in the case of ISOs to Section 7(f), the Option exercise price per share of Common Stock covered by either an ISO or a NSO granted under that Plan shall be no less (and shall have not potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

(f) ISO Provisions.

(i) Employment Requirement. ISOs may only be awarded to employees of Intelli-Check or a corporation which, with respect to Intelli-Check, is a “parent corporation” or “subsidiary corporation” within the meaning of Code Sections 424(e) and (f), respectively. Furthermore, except as otherwise provided in Code Section 422, if a Grantee is no longer employed by Intelli-Check or a parent corporation or subsidiary corporation of Intelli-Check, the Grantee’s Option shall cease to be treated as an ISO.

(ii) Option Exercise Price. The Option exercise price per share of Common Stock covered by an ISO shall be no less than the Fair Market Value of a share of Common Stock on the date of grant of the Option, except in the case of an individual who at the time of grant owns or is deemed to own under Section 424(d) of the Code stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of Intelli-Check or of a parent or subsidiary corporation of Intelli-Check, in which case, (i) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five (5) years from the date of grant.

(iii) $100,000 Limit. The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed one hundred thousand dollars ($100,000).

(iv) Options Which Do Not Satisfy ISO Requirements. To the extent that any Option which is issued under the Plan exceeds the limit set forth in paragraph (iii) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

(g) Exercise of Options.

(i) An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable; provided, however, that if so specified in the Award Agreement, the Option may not, in a single exercise, be exercised for fewer than the minimum number of shares specified in the Award Agreement, unless the exercise is for all of the shares as to which the Option is then exercisable. An Option may not be exercised with respect to a fractional share. If an Option is exercised with respect to all of the whole shares as to which the Option is exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Option shall immediately and without any further action by the Company or the Grantee be cancelled with respect to the remaining fractional share, without any consideration being paid by the Company. A Grantee (or other person who, pursuant to Section 9, may exercise the Option) shall exercise the Option by delivering to Intelli-Check at the address provided in the Award Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the option exercise is being made, and satisfy the requirements of subparagraph (ii) of this Section. Upon receipt by Intelli-Check of any notice of exercise, the exercise of the Option as set forth in that notice shall be irrevocable.

(ii) Upon exercise of an Option the Grantee shall pay to Intelli-Check the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. A Grantee may pay the Option exercise price by tendering or causing to be tendered in cash, by delivery of shares of Common Stock owned by the Grantee for at least six (6) months preceding the date of exercise of the Option (or such shorter or longer period as the Board may approve or require from time to time) having a Fair Market Value equal to the exercise price or other property permitted by law and acceptable to the Board, or any combination thereof. Without limiting the foregoing, payment of the exercise price may be facilitated by an outside broker.

(iii) The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth any restrictions applicable to such shares.

(h) Taxes. A Grantee shall, upon notification of the amount due, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. A Grantee may satisfy his withholding requirements in any manner satisfactory to the Board.

(i) No Stockholder Rights. No Grantee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares. If in connection with an exercise of the Option the Grantee pays all or a portion of the Option exercise price with shares of Common Stock, the Grantee shall continue to be the stockholder of record with respect to the shares which he has tendered as exercise payment until the Grantee becomes the holder of record of the shares of Common Stock to be acquired upon such exercise.

(j) Award Agreement. The terms and conditions of each Option grant shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Intelli-Check and the Grantee. Each Award Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to any Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, (iv) that the Option is subject to the terms and provisions of the Plan and that in the event of any conflict between the Award Agreement and the Plan, the Plan shall control. The Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.

6. RESTRICTED STOCK AWARDS.

(a) Restricted Stock Grant. The Board may grant Restricted Stock to such directors, employees and independent contractors of the Company, in such amounts, and subject to such terms and conditions as the Board may determine, in its sole discretion, including restrictions on transferability which may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board shall determine.

(b) Restricted Stock Purchase. The Administrator may require an Grantee to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

(c) No Deferral Provisions. A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Code Section 409A.

(d) Rights as a Shareholder. The holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company

(e) Award Agreement. The terms and conditions of each grant of Restricted Stock shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Intelli-Check and the Grantee. Each Award Agreement shall, at a minimum, specify (i) the shares of Common Stock subject to the Award, (ii) the terms, conditions, and restrictions applicable to such Restricted Stock, and (iii) that the Restricted Stock grant is subject to the terms and provisions of the Plan and that in the event of any conflict between the Award Agreement and the Plan, the Plan shall control. Restricted Stock grants shall be evidenced by certificates registered in the name of the holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Grantee awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or a requirement to sell Restricted Stock back to the Company. The Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.

(f) Taxes. A Grantee shall, upon notification of the amount due, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. A Grantee may satisfy his withholding requirements in any manner satisfactory to the Board.

7. NONTRANSFERABILITY.

• Subject to Section 9(b), Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s guardian or legal representative. In the event of any attempt by an Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Intelli-Check may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

• Notwithstanding Section 9(a), if and only if (and on the terms) so provided in the applicable Award Agreement, an Grantee may transfer a NSO, by gift or a domestic relations order, to a Family Member of the Grantee (as defined in Section 18(d)). If a NSO is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Grantee. Thus, for example, if after a transfer the Grantee ceases to be a directors or an employee of the Company, such termination shall trigger the provisions of Section 7(d) hereof. Conversely, if after a transfer the transferee ceases to be a director or an employee of the Company, such termination shall not trigger the provisions of Section 7(d) hereof

(a) Restricted Stock shall not be assignable or transferable except under the terms and conditions specified in the applicable Award Agreement.

8. COMPLIANCE WITH LAW; REGISTRATION OF SHARES.

• The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental authority or agency or securities exchange which, in the opinion of Company’s counsel, may be required or appropriate.

• Notwithstanding any other provision of the Plan or Award Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

• Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

• Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specifically required in an Award Agreement with respect to any particular Option grant, the Company shall be under no obligation to register or qualify any shares subject to an Award under any federal or state securities law or on any exchange.

9. NO RESTRICTION ON THE RIGHT OF INTELLI-CHECK TO EFFECT CORPORATE CHANGES. THE PLAN AND THE OPTIONS AND/OR RESTRICTED STOCK GRANTED HEREUNDER SHALL NOT AFFECT IN ANY WAY THE RIGHT OR POWER OF INTELLI-CHECK OR ITS STOCKHOLDERS TO MAKE OR AUTHORIZE ANY OR ALL ADJUSTMENTS, RECAPITALIZATION, REORGANIZATIONS OR OTHER CHANGES IN THE COMPANY’S CAPITAL STRUCTURE OR ITS BUSINESS, OR ANY MERGER OR CONSOLIDATION OF THE COMPANY, OR ANY ISSUE OF STOCK OR OF OPTIONS, WARRANTS OR RIGHTS TO PURCHASE STOCK OR OF BONDS, DEBENTURES, PREFERRED OR PRIOR PREFERENCE STOCKS WHOSE RIGHTS ARE SUPERIOR TO OR AFFECT THE COMMON STOCK OR THE RIGHTS OF HOLDERS THEREOF OR WHICH ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK, OR THE DISSOLUTION OR LIQUIDATION OF THE COMPANY, OR ANY SALE OR TRANSFER OF ALL OR ANY PART OF ITS ASSETS OR BUSINESS, OR ANY OTHER CORPORATE ACT OR PROCEEDING, WHETHER OF A SIMILAR CHARACTER OR OTHERWISE.

10. CERTAIN ADJUSTMENTS.

• In the event that Intelli-Check or the division, subsidiary or other affiliated entity for which an Grantee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) the Option shall be assumed, or a substantially equivalent Option shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Grantee, provide that the Option shall terminate immediately prior to the consummation of the transaction unless exercised by the Grantee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Grantee equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to the Option (to the extent such Option is then exercisable) exceeds (B) the aggregate exercise price for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate. Immediately prior to a Change of Control, any shares of Restricted Stock which are not vested and any Option Agreements which are not fully exercisable shall vest or become fully exercisable, as applicable. The term “Change of Control” means any single transaction or event, other than an Acquisition, pursuant to which (i) a majority of the members of the Board resign or are replaced, or (ii) one person or a number of persons acting together as a group own more than 50 percent of the combined voting power of Company. The term “Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

• In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the option price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Options and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

• Any and all adjustments or actions taken by the Board pursuant to this Section shall be conclusive and binding for all purposes.

11. NO RIGHT TO CONTINUED ENGAGEMENT OR EMPLOYMENT. NEITHER THE PLAN NOR ANY AWARD AGREEMENT OR ACTION TAKEN HEREUNDER SHALL BE CONSTRUED AS GIVING ANY DIRECTOR, EMPLOYEE OR ANY INDEPENDENT CONTRACTOR ANY RIGHT TO CONTINUE AS A DIRECTOR, AN EMPLOYEE OR AN INDEPENDENT CONTRACTOR OF THE COMPANY OR AFFECT THE RIGHT OF THE COMPANY TO TERMINATE SUCH PERSON’S EMPLOYMENT OR OTHER RELATIONSHIP WITH THE COMPANY AT ANY TIME.

12. AMENDMENT; EARLY TERMINATION. THE BOARD MAY AT ANY TIME AND FROM TIME TO TIME ALTER, AMEND, SUSPEND OR TERMINATE THE PLAN IN WHOLE OR IN PART; PROVIDED, HOWEVER, THAT NO AMENDMENT REQUIRING STOCKHOLDER APPROVAL BY LAW, RULES OR REGULATIONS, OR BY THE RULES OF ANY STOCK EXCHANGE, INTER-DEALER QUOTATION SYSTEM, OR OTHER MARKET IN WHICH SHARES OF COMMON STOCK ARE TRADED, SHALL BE EFFECTIVE UNLESS AND UNTIL SUCH STOCKHOLDER APPROVAL HAS BEEN OBTAINED IN COMPLIANCE WITH SUCH RULE OR LAW; AND PROVIDED, FURTHER, THAT NO SUCH AMENDMENT SHALL MATERIALLY AND ADVERSELY AFFECT THE RIGHTS OF AN GRANTEE IN ANY AWARD PREVIOUSLY GRANTED UNDER THE PLAN WITHOUT THE GRANTEE’S WRITTEN CONSENT. WITHOUT LIMITING THE FOREGOING, OUTSTANDING OPTIONS MAY BE REPRICED DOWNWARD AND/OR REISSUED SUBJECT TO APPLICABLE LAWS WITHOUT STOCKHOLDER APPROVAL.

13. EFFECTIVE DATE. THIS RESTATED PLAN SHALL BE EFFECTIVE AS OF THE EFFECTIVE DATE, SUBJECT TO THE APPROVAL THEREOF BY THE STOCKHOLDERS OF INTELLI-CHECK ENTITLED TO VOTE THEREON WITHIN TWELVE (12) MONTHS OF SUCH DATE. IN THE EVENT THAT SUCH STOCKHOLDER APPROVAL IS NOT OBTAINED WITHIN SUCH TIME PERIOD, THE RESTATED PLAN AND ANY AWARD GRANTED UNDER THE RESTATED PLAN ON OR PRIOR TO THE EXPIRATION OF SUCH 12 MONTH PERIOD SHALL BE VOID AND OF NO FURTHER FORCE AND EFFECT.

14. TERMINATION OF PLAN. UNLESS TERMINATED EARLIER BY THE BOARD IN ACCORDANCE WITH SECTION 14 ABOVE, NO FURTHER AWARDS MAY BE GRANTED UNDER THE PLAN AFTER THE TENTH (10TH) ANNIVERSARY OF THE EFFECTIVE DATE.

15. SEVERABILITY. IN THE EVENT THAT ANY ONE OR MORE PROVISIONS OF THE PLAN OR AN AWARD AGREEMENT, OR ANY ACTION TAKEN PURSUANT TO THE PLAN OR AN AWARD AGREEMENT, SHOULD, FOR ANY REASON, BE UNENFORCEABLE OR INVALID IN ANY RESPECT UNDER THE LAWS OF THE UNITED STATES, ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUCH UNENFORCEABILITY OR INVALIDITY SHALL NOT AFFECT ANY OTHER PROVISION OF THE PLAN OR AWARD AGREEMENT, BUT IN SUCH PARTICULAR JURISDICTION AND INSTANCE THE PLAN AND/OR AWARD AGREEMENT, AS APPLICABLE, SHALL BE CONSTRUED AS IF SUCH UNENFORCEABLE OR INVALID PROVISION HAD NOT BEEN CONTAINED THEREIN OR IF THE ACTION IN QUESTION HAD NOT BEEN TAKEN THEREUNDER.

16. DEFINITIONS.

• Cause. The term “Cause” when used herein in conjunction with termination of employment (or other relationship) means (i) if the Grantee is a party to an employment or similar agreement with the Company which defines “cause” (or a similar term), the meaning set forth in such agreement (other than death or Disability), or (ii) otherwise, termination by the Company of the employment (or other relationship) of the Grantee by reason of the Grantee’s (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of the Plan, the Grantee’s Award Agreement or any other written agreement between the Grantee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

(a) Disability. For purposes hereof, the Grantee shall be deemed to have be terminated by reason of “Disability” if the Grantee is permanently and totally disabled, within the meaning of Section 22(e) of the Code.

(b) Fair Market Value. As used herein, the term “Fair Market Value” shall be defined in accordance with applicable laws and shall mean, with respect to Common Stock on any given date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or any stock exchange on which the Common Stock may be listed, as reported in The Wall Street Journal. If the Common Stock is not listed on the Nasdaq Stock Market or on a national stock exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Option grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means.

(c) Family Member of the Grantee. As used herein, “Family Member of the Grantee” means the Grantee’s lineal descendant, stepchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which the Grantee and/or these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

17. Transfers to and from Affiliates. For all Plan purposes, a transfer of an employee from Intelli-Check to a Intelli-Check affiliate or visa versa, or a transfer from one Intelli-Check affiliate to another, will not be treated as a termination of employment.

18. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

19. Governing Law. This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to any conflict of law provision that would defer to the substantive laws of another jurisdiction.

* * * * * * *

ANNEX E

CERTIFICATE OF AMENDMENT

OF

THE

CERTIFICATE OF INCORPORATION

OF

INTELLI-CHECK, INC.

Intelli-Check, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

First: The Board of Directors of the Corporation (the “Board”), acting at a meeting in accordance with Section 141 of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Corporation to effect a reverse split of its common stock and to file this Certificate of Amendment:

Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“The name of the corporation (hereinafter called the “corporation”) is Intelli-Check - Mobilisa, Inc.”

Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“The total number of shares of common stock which the corporation shall have authority to issue is Forty Million (40,000,000), $.001 par value. The total number of shares of preferred stock which the corporation shall have authority to issue is One Million (1,000,000), $.01 par value. The Board of Directors of the Company (the “Board”) shall have the right to authorize, by resolution of the Board adopted in accordance with the by-laws of the corporation, the issuance of the preferred shares of stock and, in connection therewith, to (a) cause such shares to be issued in series; (b) the annual rate of dividends payable with respect to the Preferred Shares of series thereof; (c) the amounts payable upon redemption of the Preferred Shares; (the amounts payable upon liquidation or dissolution of the Company; (e) provisions as to voting, if any; and (f) such other rights, powers and preferences as the Board shall determine.”

E-1

Second: That, at a meeting of stockholders, duly called and held, the stockholders approved said amendment in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

Third: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Intelli-Check, Inc. has caused this certificate to be signed by __________________, its ___________________, this _____ day of ______, 2008.

Intelli-Check, Inc.

By:	/s/

E-2

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

INTELLI-CHECK, INC.
246 CROSSWAYS PARK WEST, WOODBURY, NY 11797

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF INTELLI-CHECK, INC.

The undersigned appoints Jeffrey Levy and Peter Mundy, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Intelli-Check held of record by the undersigned on January 31, 2008 at the Special Meeting of Stockholders to be held on March 14, 2008, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. INTELLI-CHECK’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. INTELLI-CHECK’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

1. To approve the merger of a wholly-owned subsidiary of Intelli-Check into Mobilisa, resulting in Mobilisa becoming a wholly-owned subsidiary of Intelli-Check and the transactions contemplated by the merger agreement dated November 20, 2007 among Intelli-Check, the wholly-owned subsidiary of Intelli-Check, Mobilisa and certain Common Stockholders of Mobilisa;
	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve an amendment to Intelli-Check’s Certificate of Incorporation to increase the number of Intelli-Check’s authorized shares of Common Stock to 40,000,000;	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve an amendment to Intelli-Check’s 2006 Stock Option and Equity Incentive Plan to increase the number of shares of Common Stock authorized to be issued under the plan by 3,000,000; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve an amendment to Intelli-Check’s Certificate of Incorporation to change its name to Intelli-Check - Mobilisa, Inc.;	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To approve any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

Name _____________________	Signature _____________________	Date _____________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.